RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC.,
                                    Company,

                        RESIDENTIAL FUNDING CORPORATION,
                                Master Servicer,


                                       and
                         U.S. BANK NATIONAL ASSOCIATION
                                     Trustee

                               SERIES SUPPLEMENT,
                         DATED AS OF SEPTEMBER 1, 2004,

                                       TO

                                STANDARD TERMS OF
                         POOLING AND SERVICING AGREEMENT

                            DATED AS OF JUNE 1, 2004

                       Mortgage Pass-Through Certificates

                                 Series 2004-S8



                                TABLE OF CONTENTS

                                    ARTICLE I
                                   DEFINITIONS

   Section 1.01       Definitions..........................................................5
   Section 1.02       Use of Words and Phrases............................................19
   Section 1.03       Determination of LIBOR..............................................19

                                   ARTICLE II
               CONVEYANCE OF MORTGAGE LOANS; ORIGINAL ISSUANCE OF CERTIFICATES

   Section 2.01       Conveyance of Mortgage Loans........................................21
   Section 2.02       Acceptance by Trustee...............................................21
   Section 2.03       Representations, Warranties and Covenants of the Master Servicer
                      and the Company.....................................................21
   Section 2.04       Representations and Warranties of Sellers...........................23
   Section 2.05       Execution and Authentication of Certificates........................25
   Section 2.06       Conveyance of Uncertificated REMIC Regular Interests; Acceptance
                      by the Trustee......................................................26

                                   ARTICLE III
                  ADMISTRATION AND SERVICING OF MORTGAGE LOANS
                     (SEE ARTICLE III OF THE STANDARD TERMS)

                                   ARTICLE IV
                         PAYMENTS TO CERTIFICATEHOLDERS

   Section 4.01       Certificate Account.................................................28
   Section 4.02       Distributions.......................................................28
   Section 4.03       Statements to Certificateholders; Statements to Rating Agencies;
                      Exchange Act Reporting..............................................38
   Section 4.04       Distribution of Reports to the Trustee and the Company; Advances by
                      the Master Servicer. (See Section 4.04 of the Standard Terms).......38
   Section 4.05       Allocation of Realized Losses.......................................38
   Section 4.06       Reports of Foreclosures and Abandonment of Mortgaged Property.......39
   Section 4.07       Optional Purchase of Defaulted Mortgage Loans.......................39

                                    ARTICLE V
                    THE CERTIFICATES (SEE ARTICLE V OF THE STANDARD TERMS)

                                   ARTICLE VI
   THE COMPANY AND THE MASTER SERVICER (SEE ARTICLE VI OF THE STANDARD TERMS)

                                   ARTICLE VII
                       DEFAULT (SEE ARTICLE VII OF THE STANDARD TERMS)

                                        i


                                  ARTICLE VIII
         CONCERNING THE TRUSTEE (SEE ARTICLE VIII OF THE STANDARD TERMS)

                                   ARTICLE IX
                                   TERMINATION

   Section 9.01       Optional Purchase by the Master Servicer of All Certificates;
                      Termination Upon Purchase by the Master Servicer or Liquidation
                      of All Mortgage Loans...............................................44
   Section 9.02       Additional Termination Requirements. (See Section 9.02 of the
                      Standard Terms).....................................................45
   Section 9.03       Termination of Multiple REMICs. (See Section 9.03 of the
                      Standard Terms).....................................................45

                                    ARTICLE X
                                REMIC PROVISIONS

   Section 10.01      REMIC Administration................................................46
   Section 10.02      Master Servicer; REMIC Administrator and Trustee Indemnification.
                      (See Section 10.02 of the Standard Terms)...........................46
   Section 10.03      Designation of REMIC(s).............................................46
   Section 10.04      Distributions on the Uncertificated REMIC Regular Interests.........46
   Section 10.05      Distributions on the Uncertificated Class A-V REMIC Regular
                      Interests...........................................................47
   Section 10.06      Compliance with Withholding Requirements............................48

                                   ARTICLE XI
                            MISCELLANEOUS PROVISIONS

   Section 11.01      Amendment...........................................................49
   Section 11.02      Recordation of Agreement............................................49
   Section 11.03      Limitation on Rights of Certificateholders..........................49
   Section 11.04      Governing Laws......................................................49
   Section 11.05      Notices.............................................................49
   Section 11.06      Required Notices to Rating Agency and Subservicer...................50
   Section 11.07      Severability of Provisions. (See Section 11.07 of the Standard
                      Terms)..............................................................50
   Section 11.08      Supplemental Provisions for Resecuritization........................50
   Section 11.09      Allocation of Voting Rights.........................................50


   EXHIBITS
   Exhibit One:       Mortgage Loan Schedule
   Exhibit Two:       Schedule of Discount Fractions
   Exhibit Three:     Information to be Included in Monthly Distribution Date Statement
   Exhibit Four:      Standard Terms of Pooling and Servicing Agreement dated as of
                      June 1, 2004


        This is a Series Supplement, dated as of September 1, 2004 (the "Series Supplement"), to the Standard Terms of Pooling and Servicing Agreement, dated as of June 1, 2004 and attached as Exhibit Four hereto (the "Standard Terms" and, together with this Series Supplement, the "Pooling and Servicing Agreement" or "Agreement"), among RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC., as the company (together with its permitted successors and assigns, the "Company"), RESIDENTIAL FUNDING CORPORATION, as master servicer (together with its permitted successors and assigns, the "Master Servicer"), and U.S. BANK NATIONAL ASSOCIATION, as Trustee (together with its permitted successors and assigns, the "Trustee").

                              PRELIMINARY STATEMENT

        The Company intends to sell Mortgage Pass-Through Certificates (collectively, the "Certificates"), to be issued hereunder in multiple classes, which in the aggregate will evidence the entire beneficial ownership interest in the Trust Fund. As provided herein, the REMIC Administrator will make an election to treat the entire segregated pool of assets described in the definition of REMIC I (as defined herein), and subject to this Agreement, as a real estate mortgage investment conduit (a "REMIC") for federal income tax purposes and such segregated pool of assets will be designated as "REMIC I." The Uncertificated REMIC Regular Interests will be "regular interests" in REMIC I and the Class R I Certificates will be the sole class of "residual interests" in REMIC I for purposes of the REMIC Provisions (as defined herein). A segregated pool of assets consisting of the Uncertificated REMIC Regular Interests will be designated as "REMIC II," and the REMIC Administrator will make a separate REMIC election with respect thereto. The Class A-1 Certificates, Class A-2
Certificates,   Class  A-3  Certificates,  Class  A-4  Certificates,  Class  A-5
Certificates, Class A-6 Certificates, Class A-7 Certificates, Class A-8 Certificates, Class A-9 Certificates, Class A-10 Certificates, Class A-11 Certificates, Class A-P Certificates, Class M-1 Certificates, Class M-2
Certificates, Class M-3 Certificates, Class B-1 Certificates, Class B-2 Certificates, Class B-3 Certificates and the Uncertificated Class A-V REMIC Regular Interests will be "regular interests" in REMIC II and the Class R II Certificates will be the sole class of "residual interests" therein for purposes of the REMIC Provisions. The Class A-V Certificates will represent the entire beneficial ownership interest in the Uncertificated Class A-V REMIC Regular Interests.

        The terms and provisions of the Standard Terms are hereby incorporated by reference herein as though set forth in full herein. If any term or provision contained herein shall conflict with or be inconsistent with any provision contained in the Standard Terms, the terms and provisions of this Series Supplement shall govern. Any cross-reference to a section of the Pooling and Servicing Agreement, to the extent the terms of the Standard Terms and Series Supplement conflict with respect to that section, shall be a cross-reference to the related section of the Series Supplement. All capitalized terms not otherwise defined herein shall have the meanings set forth in the Standard Terms. The Pooling and Servicing Agreement shall be dated as of the date of the Series Supplement.

        The following table irrevocably sets forth the designation, the REMIC I Pass-Through Rate, the initial Uncertificated Principal Balance, and solely for purposes of satisfying Treasury regulation Section 1.860G-1(a)(4)(iii), the "latest possible maturity date" for each of the Uncertificated REMIC Regular Interests. None of the Uncertificated REMIC Regular Interests will be certificated.


                                 REMIC I
                              PASS-THROUGH    INITIAL UNCERTIFICATED       LATEST
          DESIGNATION             RATE         PRINCIPAL BALANCE      POSSIBLE MATURITY(1)
   REMIC I Regular Interest      5.75%          $ 44,545,000.00        September 25, 2034
               U
   REMIC I Regular Interest      5.00%          $ 82,895,845.00        September 25, 2034
               V
   REMIC I Regular Interest      5.25%          $ 82,895,845.00        September 25, 2034
               W
   REMIC I Regular Interest      7.50%          $ 59,211,310.00        September 25, 2034
               X
   REMIC I Regular Interest      5.75%          $ 38,503,672.97        September 25, 2034
               Y
   REMIC I Regular Interest      0.00%           $ 2,953,700.82        September 25, 2034
               Z
      REMIC I IO Regular          (2)                 (3)
           Interests

___________________

(1) Solely for purposes of Section 1.860G-1(a)(4)(iii) of the Treasury regulations, the Distribution Date immediately following the maturity date for the Mortgage Loan with the latest maturity date has been designated as the "latest possible maturity date" for each REMIC I Regular Interest.

(2) Calculated in accordance with the definition of "REMIC I Pass-Through Rate" herein.

(3)     The  REMIC  I IO  Regular  Interests  have no  Uncertificated  Principal
        Balance.


                            AGGREGATE
                             INITIAL
                           CERTIFICATE
            PASS-THROUGH    PRINCIPAL                                                   MATURITY     MOODY'S/S&P     MINIMUM
DESIGNATION     RATE        BALANCE                     FEATURES(1)                      DATE                        DENOMINATIONS2

Class A-1      5.00%     $ 82,895,845.00        Senior/Fixed Rate               September 25, 2034     Aaa/AAA        $25,000
Class A-2      5.25%     $ 82,895,845.00        Senior/Fixed Rate               September 25, 2034     Aaa/AAA        $25,000
Class A-3    Adjustable  $ 40,000,000.00        Senior/Floater/Adjustable       September 25, 2034     Aaa/AAA        $25,000
                Rate                              Rate
Class A-4      5.75%     $ 29,000,000.00        Senior/Lockout/Fixed            September 25, 2034     Aaa/AAA        $25,000
                                                  Rate
Class A-5    Adjustable  $ 0.00                 Senior/Inverse                  September 25, 2034     Aaa/AAA       $1,750,000
                Rate                            Floater/Interest
                                                Only/Adjustable Rate
Class A-6    Adjustable  $ 19,211,310.00         Super                          September 25, 2034     Aaa/AAA        $25,000
                Rate                            Senior/Floater/Adjustable
                                                  Rate
Class A-7      5.50%     $ 12,448,000.00        Senior/Accretion                September 25, 2034     Aaa/AAA        $25,000
                                                Directed/Fixed Rate
Class A-8      5.50%     $ 16,797,000.00        Super Senior/Accretion          September 25, 2034     Aaa/AAA        $25,000
                                                Directed/Fixed Rate
Class A-9      5.50%     $ 15,300,000.00         Super                          September 25, 2034     Aaa/AAA        $25,000
                                                Senior/Accrual/Fixed
                                                  Rate
Class A-10     5.75%     $ 0.00                 Senior/Interest                 September 25, 2034     Aaa/AAA       $1,750,000
                                                Only/Fixed Rate
Class A-11     5.75%     $ 950,000.00           Senior                          September 25, 2034     Aa1/AAA        $25,000
                                                Support/Lockout/Fixed
                                                  Rate
Class A-P      0.00%     $ 2,953,700.82         Senior/Principal Only           September 25, 2034     Aaa/AAA        $25,000
Class A-V  Variable Rate $ 0.00                 Senior/Interest                 September 25, 2034     Aaa/AAA       $2,000,000
                                                Only/Variable Rate
Class R-I      5.75%     $ 100.00               Senior/Residual/Fixed           September 25, 2034     Aaa/AAA          20%
                                                Rate
Class R-II     5.75%     $ 100.00               Senior/Residual/Fixed           September 25, 2034     Aaa/AAA          20%
                                                Rate
Class M-1      5.75%     $ 4,199,400.00         Mezzanine/Fixed Rate            September 25, 2034      NA/AA         $25,000
Class M-2      5.75%     $ 1,710,600.00         Mezzanine/Fixed Rate            September 25, 2034       NA/A         $250,000
Class M-3      5.75%     $ 933,000.00           Mezzanine/Fixed Rate            September 25, 2034      NA/BBB        $250,000
Class B-1      5.75%     $ 777,500.00           Subordinate/Fixed Rate          September 25, 2034      NA/BB         $250,000
Class B-2      5.75%     $ 622,000.00           Subordinate/Fixed Rate          September 25, 2034       NA/B         $250,000
Class B-3      5.75%     $ 311,072.97           Subordinate/Fixed Rate          September 25, 2034      NA/NA         $250,000

___________

1 The Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class A-8, Class A-9, Class A-10, Class A-11, Class A-P, Class A-V and Class M Certificates shall be Book-Entry Certificates. The Class R Certificates and Class B Certificates shall be delivered to the holders thereof in physical form.

2 The Certificates, other than the Class R Certificates, shall be issuable in minimum dollar denominations as indicated above (by Certificate Principal Balance or Notional Amount, as applicable) and integral multiples of $1 (or $1,000 in the case of the Class A-P, Class B-1, Class B-2 and Class B-3 Certificates) in excess thereof, except that one Certificate of any of the Class A-P and each Class of Class B Certificates that contains an uneven multiple of $1,000 shall be issued in a denomination equal to the sum of the related minimum denomination set forth above and such uneven multiple for such Class or the sum of such denomination and an integral multiple of $1,000. The Class R Certificates shall be issuable in minimum denominations of not less than a 20% Percentage Interest; provided, however, that one of each Class of Class R Certificate will be issuable to Residential Funding as "tax matters person" pursuant to Section 10.01(c) and (e) in a minimum denomination representing a Percentage Interest of not less than 0.01%.

        The following table sets forth the designation, type, Pass-Through Rate, aggregate Initial Certificate Principal Balance, Maturity Date, initial ratings and certain features for each Class of Certificates comprising the interests in the Trust Fund created hereunder.


The Mortgage Loans have an aggregate principal balance as of the Cut-off Date of $311,005,473.79.

        In consideration of the mutual agreements herein contained, the Company, the Master Servicer and the Trustee agree as follows:

ARTICLE I

                                   DEFINITIONS

Section 1.01   Definitions.

        Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the meanings specified in this Article.

        Accretion Directed Certificates: Any one of the Class A-7 Certificates or Class A-8 Certificates.

        Accretion Termination Date: The earlier to occur of (i) the Distribution Date on which the Certificate Principal Balances of the Class A-7 Certificates and Class A-8 Certificates have been reduced to zero and (ii) the Credit Support Depletion Date.

        Accrual Certificates:  Any one of the Class A-9 Certificates.

        Accrual Distribution Amount: With respect to each Distribution Date prior to the Accretion Termination Date, an amount equal to the aggregate amount of Accrued Certificate Interest on the Class A-9 Certificates for such date, to the extent added to the amount thereof pursuant to Section 4.02(g); provided that, with respect to each Distribution Date on or after the Class A-9 Accretion Termination Date, the Accrued Certificate Interest on the Class A-9 Certificates for such date remaining after reduction of the Certificate Principal Balance of the Class A-7 Certificates and Class A-8 Certificates will be payable to the Class A-9 Certificateholders as interest pursuant to Section 4.02(a)(i) hereof on the Accretion Termination Date; and provided further, that if the Accretion Termination Date is the Credit Support Depletion Date, the entire amount of Accrued Certificate Interest on the Class A-9 Certificates for that date will be payable as interest to the Class A-9 Certificateholders pursuant to Section 4.02(a)(i) hereof.

        Adjustable Rate Certificates: Any one of the Class A-3 Certificates, Class A-5 Certificates and Class A-6 Certificates.

        Bankruptcy Amount: As of any date of determination prior to the first anniversary of the Cut-off Date, an amount equal to the excess, if any, of (A) $100,000 over (B) the aggregate amount of Bankruptcy Losses allocated solely to one or more specific Classes of Certificates in accordance with Section 4.05 of this Series Supplement. As of any date of determination on or after the first anniversary of the Cut-off Date, an amount equal to the excess, if any, of

               (1) the lesser of (a) the Bankruptcy Amount calculated as of the close of business on the Business Day immediately preceding the most recent anniversary of the Cut-off Date coinciding with or preceding such date of determination (or, if such date of determination is an anniversary of the Cut-off Date, the Business Day immediately preceding such date of determination) (for purposes of this definition, the "Relevant Anniversary") and (b) the greater of

                (A) the greater of (i) 0.0006 times the aggregate principal balance of all the Mortgage Loans in the Mortgage Pool as of the Relevant Anniversary (other than Additional Collateral Loans, if any) having a Loan-to-Value Ratio at origination which exceeds 75% and (ii) $100,000; and

                (B) the greater of (i) the product of (x) an amount equal to the largest difference in the related Monthly Payment for any Non-Primary Residence Loan remaining in the Mortgage Pool (other than Additional Collateral Loans, if any) which had an original Loan-to-Value Ratio of 80% or greater that would result if the Net Mortgage Rate thereof was equal to the weighted average (based on the principal balance of the Mortgage Loans as of the Relevant Anniversary) of the Net Mortgage Rates of all Mortgage Loans as of the Relevant Anniversary less 1.25% per annum, (y) a number equal to the weighted average remaining term to maturity, in months, of all Non-Primary Residence Loans remaining in the Mortgage Pool as of the Relevant Anniversary, and (z) one plus the quotient of the number of all Non-Primary Residence Loans remaining in the Mortgage Pool divided by the total number of Outstanding Mortgage
        Loans in the Mortgage Pool as of the Relevant Anniversary, and (ii) $50,000, over (2) the aggregate amount of Bankruptcy Losses allocated solely to one or more specific Classes of Certificates in accordance with Section 4.05 since the Relevant Anniversary.

        The Bankruptcy Amount may be further reduced by the Master Servicer (including accelerating the manner in which such coverage is reduced) provided that prior to any such reduction, the Master Servicer shall (i) obtain written confirmation from each Rating Agency that such reduction shall not reduce the rating assigned to any Class of Certificates by such Rating Agency below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency and (ii) provide a copy of such written confirmation to the Trustee.

        Certificate:  Any Class A, Class M, Class B or Class R Certificate.

        Certificate Account: The separate account or accounts created and maintained pursuant to Section 4.01 of the Standard Terms, which shall be entitled "U.S. Bank National Association, as trustee, in trust for the registered holders of Residential Funding Mortgage Securities I, Inc., Mortgage Pass-Through Certificates, Series 2004-S8" and which must be an Eligible Account.

        Certificate Principal Balance: With respect to each Certificate (other than any Interest Only Certificate), on any date of determination, an amount equal to:

        (i) the Initial Certificate Principal Balance of such Certificate as specified on the face thereof, plus

        (ii) any Subsequent Recoveries added to the Certificate Principal Balance of such Certificate pursuant to Section 4.02,

        (iii) in the case of the Accrual Certificates, an amount equal to the aggregate Accrued Certificate Interest added to the Certificate Principal Balance thereof prior to such date of determination, minus

        (iv) the sum of (x) the aggregate of all amounts previously distributed with respect to such Certificate (or any predecessor Certificate), and applied to reduce the Certificate Principal Balance thereof pursuant to Section 4.02(a) and (y) the aggregate of all reductions in Certificate Principal Balance deemed to have occurred in connection with Realized Losses which were previously allocated to such Certificate (or any predecessor Certificate) pursuant to Section 4.05; provided;

provided, that the Certificate Principal Balance of the Class of Subordinate Certificates with the Lowest Priority at any given time shall be further reduced by an amount equal to the Percentage Interest evidenced by such Certificate multiplied by the excess, if any, of (A) the then aggregate Certificate Principal Balance of all Classes of Certificates then outstanding over (B) the then aggregate Stated Principal Balance of the Mortgage Loans.

        Class A Certificate: Any one of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class A-8, Class A-9, Class A-10, Class A-11, Class A-P or Class A-V Certificates, executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed to the Standard Terms as Exhibit A.

        Class R Certificate: Any one of the Class R-I Certificates and Class R-II Certificates executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed to the Standard Terms as Exhibit D and evidencing an interest designated as a "residual interest" in each REMIC for purposes of the REMIC Provisions.

        Closing Date: September 29, 2004.

        Corporate Trust Office: The principal office of the Trustee at which at any particular time its corporate trust business with respect to this Agreement shall be administered, which office at the date of the execution of this instrument is located at U.S. Bank National Association, U.S. Bank Corporate Trust Services, EP-MN-WS3D, 60 Livingston Avenue, St. Paul, Minnesota 55107,
Attention: Residential Funding Corporation Series 2004-S8.

        Corresponding Certificates: With respect to REMIC I Regular Interest U, the Class A-7, Class A-8 and Class A-9 Certificates; with respect to REMIC I Regular Interest V, the Class A-1 Certificates; with respect to REMIC I Regular Interest W, the Class A-2 Certificates; with respect to REMIC I Regular Interest X, the Class A-3 and Class A-6 Certificates; with respect to REMIC I Regular Interest Y, the Class A-4, Class A-11, Class M-1, Class M-2, Class M-3, Class B-1, Class B-2, Class B-3 and Class R-II Certificates; with respect to REMIC I Regular Interest Z, the Class A-P Certificates; and with respect to the REMIC I IO Regular Interests, the Class A-V Certificates.

        Cut-off Date: September 1, 2004.

        Determination Date: With respect to any Distribution Date, the second Business Day prior to such Distribution Date.

        Discount Net Mortgage Rate: 5.75% per annum.

        Due Period: With respect to each Distribution Date and any Mortgage Loan, the calendar month of such Distribution Date.

        Eligible Funds: On any Distribution Date, the portion, if any, of the Available Distribution Amount remaining after reduction by the sum of (i) the aggregate amount of Accrued Certificate Interest on the Senior Certificates,
(ii) the Senior  Principal  Distribution  Amount  (determined  without regard to
Section 4.02(a)(ii)(Y)(D) of this Series Supplement), (iii) the Class A-P Principal Distribution Amount (determined without regard to Section 4.02(b)(i)(E) of this Series Supplement) and (iv) the aggregate amount of Accrued Certificate Interest on the Class M, Class B-1 and Class B-2 Certificates.

        Floater   Certificates:   The  Class  A-3  Certificates  and  Class  A-6
Certificates.

        Fraud Loss Amount: As of any date of determination after the Cut-off Date, an amount equal to: (X) prior to the second anniversary of the Cut-off Date, an amount equal to 3.00% of the aggregate outstanding principal balance of all of the Mortgage Loans as of the Cut-off Date minus the aggregate amount of Fraud Losses allocated solely to one or more specific Classes of Certificates in accordance with Section 4.05 of this Series Supplement since the Cut-off Date up to such date of determination, (Y) on or after the second anniversary but prior to the third anniversary of the Cut-off Date, an amount equal to 2.00% of the aggregate outstanding principal balance of all of the Mortgage Loans as of the Cut-off Date minus the aggregate amount of Fraud Losses allocated solely to one or more specific Classes of Certificates in accordance with Section 4.05 of this Series Supplement since the Cut-off Date up to such date of determination, and
(Z) from the third to the fifth anniversary of the Cut-off Date, an amount equal to (1) the lesser of (a) the Fraud Loss Amount as of the most recent anniversary of the Cut-off Date and (b) 1.0% of the aggregate outstanding principal balance of all of the Mortgage Loans as of the most recent anniversary of the Cut-off Date minus (2) the aggregate amount of Fraud Losses allocated solely to one or more specific Classes of Certificates in accordance with Section 4.05 of this Series Supplement since the most recent anniversary of the Cut-off Date up to such date of determination. On and after the fifth anniversary of the Cut-off Date, the Fraud Loss Amount shall be zero.

        The Fraud Loss Amount may be further reduced by the Master Servicer (including accelerating the manner in which such coverage is reduced) provided that prior to any such reduction, the Master Servicer shall (i) obtain written confirmation from each Rating Agency that such reduction shall not reduce the rating assigned to any Class of Certificates by such Rating Agency below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency and (ii) provide a copy of such written confirmation to the Trustee.

        Indirect Depository Participant: An institution that is not a Depository Participant but clears through or maintains a custodial relationship with Participants and has access to the Depository's clearing system.

        Initial Monthly Payment Fund: $318,768, representing scheduled principal amortization and interest at the Net Mortgage Rate during the Due Period ending in September 2004, for those Mortgage Loans for which the Trustee will not be entitled to receive such payment in accordance with the definition of "Trust Fund". The Initial Monthly Payment Fund will not be part of any REMIC.

        Initial Notional Amount: With respect to the Class A-5 Certificates, $59,211,310.00. With respect to the Class A-10 Certificates, $1,936,739.00. With respect to any Class A-V Certificates or Subclass thereof issued pursuant to
Section 5.01(c), the aggregate Cut-off Date Principal Balance of the Mortgage Loans corresponding to the Uncertificated Class A-V REMIC Regular Interests represented by such Class or Subclass on such date.

        Initial Subordinate Class Percentage: With respect to each Class of Subordinate Certificates, an amount which is equal to the initial aggregate Certificate Principal Balance of such Class of Subordinate Certificates divided by the aggregate Stated Principal Balance of all the Mortgage Loans as of the Cut-off Date as follows:

        Class M-1: 1.35%                    Class B-1: 0.25%
        Class M-2: 0.55%                    Class B-2: 0.20%
        Class M-3: 0.30%                    Class B-3: 0.10%

        Interest Accrual Period: With respect to any Certificates (other than the Adjustable Certificates) and any Distribution Date, the calendar month preceding the month in which such Distribution Date occurs. With respect to the Adjustable Rate Certificates, the one month period commencing on the 25th day of the month preceding the month in which the Distribution Date occurs and ending on the 24th day of the month in which the Distribution Date occurs.

        Interest Only Certificates: Any one of the Class A-5, Class A-10 or Class A-V Certificates. The Interest Only Certificates will have no Certificate Principal Balance.

        Inverse Floater Certificates:  The Class A-5 Certificates.

        LIBOR Business Day: Any day other than (i) a Saturday or Sunday or (ii) a day on which banking institutions in London, England are required or authorized to by law to be closed.

        LIBOR Rate Adjustment Date: With respect to each Distribution Date and the Adjustable Rate Certificates, the second LIBOR Business Day immediately preceding the commencement of the related Interest Accrual Period on which banks are open for dealing in foreign currency and exchange in London, England.

        Lockout  Certificates:   The  Class  A-4  Certificates  and  Class  A-11
Certificates.

        Lockout Percentage: For any Distribution Date occurring prior to the Distribution Date in October 2009, 0%. For any Distribution Date occurring after the first five years following the Closing Date, a percentage determined as follows: (i) for any Distribution Date during the sixth year after the Closing Date, 30%; (ii) for any Distribution Date during the seventh year after the Closing Date, 40%; (iii) for any Distribution Date during the eighth year after the Closing Date, 60%; (iv) for any Distribution Date during the ninth year after the Closing Date, 80%; and (v) for any Distribution Date thereafter, 100%.

        Maturity Date: With respect to each Class of Certificates, September 25, 2034, the Distribution Date immediately following the latest scheduled maturity date of any Mortgage Loan.

        Mortgage Loan Schedule: The list or lists of the Mortgage Loans attached hereto as Exhibit One (as amended from time to time to reflect the addition of Qualified Substitute Mortgage Loans), which list or lists shall set forth the following information as to each Mortgage Loan:

        (a)    the Mortgage Loan identifying number ("RFC LOAN #");
        (b)    the maturity of the Mortgage Note ("MATURITY DATE");
        (c)    the Mortgage Rate ("ORIG RATE");
        (d)    the Subservicer pass-through rate ("CURR NET");
        (e)    the Net Mortgage Rate ("NET MTG RT");
        (f)    the Pool Strip Rate ("STRIP");
        (g) the initial scheduled monthly payment of principal, if any, and interest ("ORIGINAL P & I");
        (h) the Cut-off Date Principal Balance ("PRINCIPAL BAL"); (i) the Loan-to-Value Ratio at origination ("LTV");
        (j)    the rate at which the  Subservicing  Fee accrues  ("SUBSERV FEE")
               and at which the Servicing Fee accrues ("MSTR SERV FEE");
        (k)    a  code  "T,"  "BT"  or  "CT"  under  the  column  "LN  FEATURE,"
               indicating that the Mortgage Loan is secured by a second or vacation residence; and
        (l) a code "N" under the column "OCCP CODE," indicating that the Mortgage Loan is secured by a non-owner occupied residence.

Such schedule may consist of multiple reports that collectively set forth all of the information required.

        Non-Discount Mortgage Loan: The mortgage loans other than the Discount Mortgage Loans.

        Notional Amount: As of any Distribution Date, with respect to the Class A-5 Certificates, an amount equal to the aggregate Certificate Principal Balance of the Class A-3 Certificates and Class A-6 Certificates. For federal income tax purposes, however, as of any Distribution Date, with respect to the Class A-5 Certificates, the equivalent of the foregoing, expressed as the Uncertificated Principal Balance of REMIC I Regular Interest X. As of the Closing Date, the Notional Amount of the Class A-5 Certificates is equal to $59,211,310.00. As of any Distribution Date, with respect to the Class A-10 Certificates, an amount equal to 4.347826% of the aggregate Certificate Principal Balance of the Class A-7, Class A-8 and Class A-9 Certificates. For federal income tax purposes, however, the Class A-10 Certificates will have a Notional Amount equal to the Uncertificated Principal Balance of REMIC I Regular Interest U and a Pass-Through Rate of 0.25% per annum; the product of these amounts will be the equivalent of the Notional Amount of the Class A-10 Certificates described above and the Pass-Through Rate for such Certificates set forth in the first sentence of the definition of Pass-Through Rate herein. As of the Closing Date, the Notional Amount of the Class A-10 Certificates is equal to $1,936,739.00. As of any Distribution Date, with respect to any Class A-V Certificates, the aggregate Stated Principal Balance of the Mortgage Loans as of the day immediately preceding such Distribution Date (or with respect to the initial Distribution Date, at the close of business on the Cut-off Date). For federal income tax purposes, however, as of any Distribution Date, with respect to any Class A-V Certificates or Subclass thereof issued pursuant to Section 5.01(c), the aggregate Stated Principal Balance of the Mortgage Loans corresponding to the Uncertificated Class A-V REMIC Regular Interests represented by such Class or Subclass as of the day immediately preceding such Distribution Date (or, with respect to the initial Distribution Date, at the close of business on the Cut off Date).

        Pass-Through Rate: With respect to the Class A Certificates (other than the Adjustable Rate Certificates, Class A-V Certificates and Principal Only Certificates), Class M Certificates, Class B Certificates and Class R Certificates and any Distribution Date, the per annum rates set forth in the Preliminary Statement hereto. With respect to the Class A-3 Certificates and Class A-6 Certificates the initial Interest Accrual Period, 2.24% per annum, and as to any Interest Accrual Period thereafter, a per annum rate equal to LIBOR plus 0.40%, subject to a maximum rate of 7.50% per annum and a minimum rate of 0.40% per annum. With respect to the Class A-5 Certificates and the initial Interest Accrual Period, 5.26% per annum, and as to any Interest Accrual Period thereafter, a per annum rate equal to 7.10% minus LIBOR, subject to a maximum rate of 7.10% per annum and a minimum rate of 0.00% per annum. With respect to the Class A-V Certificates (other than any Subclass thereof) and any Distribution Date, a rate equal to the weighted average, expressed as a percentage, of the Pool Strip Rates of all Mortgage Loans as of the Due Date in the related Due Period, weighted on the basis of the respective Stated Principal Balances of such Mortgage Loans as of the day immediately preceding such Distribution Date (or, with respect to the initial Distribution Date, at the close of business on the Due Date in the month preceding the month of such Distribution Date). With respect to the Class A-V Certificates and the initial Distribution Date the Pass-Through Rate is equal to 0.1481% per annum. With respect to any Subclass of Class A-V Certificates and any Distribution Date, a rate equal to the weighted average, expressed as a percentage, of the Pool Strip Rates of all Mortgage Loans corresponding to the Uncertificated Class A-V REMIC Regular Interests represented by such Subclass as of the Due Date in the related Due Period, weighted on the basis of the respective Stated Principal Balances of such Mortgage Loans as of the day immediately preceding such Distribution Date (or with respect to the initial Distribution Date, at the close of business on the Due Date in the month preceding the month of such Distribution Date). The Principal Only Certificates have no Pass-Through Rate and are not entitled to Accrued Certificate Interest. For federal income tax purposes, however, the Class A-10 Certificates will have a Pass-Through Rate of 0.25% per annum and a Notional Amount equal to the Uncertificated Principal Balance of REMIC I Regular Interest U; the product of these amounts will be the equivalent of the Pass-Through Rate for the Class A-10 Certificates described above and the Notional Amount for such Certificates set forth in the fourth sentence of the definition of Notional Amount herein.

        Pool Strip Rate: With respect to each Mortgage Loan, a per annum rate equal to the excess of (a) the Net Mortgage Rate of such Mortgage Loan over (b) the Discount Net Mortgage Rate (but not less than 0.00%) per annum.

        Prepayment Assumption: A prepayment assumption of 300% of the prepayment speed assumption, used for determining the accrual of original issue discount and market discount and premium on the Certificates for federal income tax purposes. The prepayment speed assumption assumes a constant rate of prepayment of mortgage loans of 0.2% per annum of the then outstanding principal balance of such mortgage loans in the first month of the life of the mortgage loans, increasing by an additional 0.2% per annum in each succeeding month until the thirtieth month, and a constant 6% per annum rate of prepayment thereafter for the life of the mortgage loans.

        Prepayment  Distribution  Percentage:  With respect to any  Distribution
Date  and  each  Class  of  Subordinate   Certificates,   under  the  applicable
circumstances set forth below, the respective percentages set forth below:

(i) For any Distribution Date prior to the Distribution Date in October 2009 (unless the Certificate Principal Balances of the Senior Certificates (other than the Class A-P Certificates) have been reduced to zero), 0%.

(ii) For any Distribution Date for which clause (i) above does not apply, and on which any Class of Subordinate Certificates is outstanding with a Certificate Principal Balance greater than zero:

                (a) in the case of the Class of Subordinate Certificates then outstanding with the Highest Priority and each other Class of Subordinate Certificates for which the related Prepayment Distribution Trigger has been satisfied, a fraction, expressed as a percentage, the numerator of which is the Certificate Principal Balance of such Class immediately prior to such date and the denominator of which is the sum of the Certificate Principal Balances immediately prior to such date of
        (1) the Class of Subordinate Certificates then outstanding with the Highest Priority and (2) all other Classes of Subordinate Certificates for which the respective Prepayment Distribution Triggers have been satisfied; and

                (b) in the case of each other Class of Subordinate Certificates for which the Prepayment Distribution Triggers have not been satisfied, 0%; and

(iii) Notwithstanding the foregoing, if the application of the foregoing percentages on any Distribution Date as provided in Section 4.02 of this Series Supplement (determined without regard to the proviso to the definition of "Subordinate Principal Distribution Amount") would result in a distribution in respect of principal of any Class or Classes of Subordinate Certificates in an amount greater than the remaining Certificate Principal Balance thereof (any such class, a "Maturing Class"), then: (a) the Prepayment Distribution Percentage of each
        Maturing Class shall be reduced to a level that, when applied as described above, would exactly reduce the Certificate Principal Balance of such Class to zero; (b) the Prepayment Distribution Percentage of each other Class of Subordinate Certificates (any such Class, a "Non-Maturing Class") shall be recalculated in accordance with the provisions in paragraph (ii) above, as if the Certificate Principal Balance of each Maturing Class had been reduced to zero (such percentage as recalculated, the "Recalculated Percentage"); (c) the total amount of

        Maturing Class or Classes pursuant to clause (a) of this sentence, expressed as an aggregate percentage, shall be allocated among the Non-Maturing Classes in proportion to their respective Recalculated Percentages (the portion of such aggregate reduction so allocated to any Non-Maturing Class, the "Adjustment Percentage"); and (d) for purposes of such Distribution Date, the Prepayment Distribution Percentage of each Non-Maturing Class shall be equal to the sum of (1) the Prepayment Distribution Percentage thereof, calculated in accordance with the provisions in paragraph (ii) above as if the Certificate Principal Balance of each Maturing Class had not been reduced to zero, plus (2) the related Adjustment Percentage.

        Principal Only Certificates:  Any one of the Class A-P Certificates.

        Record Date: With respect to each Distribution Date and each Class of Certificates (other than the Adjustable Rate Certificates that are Book-Entry Certificates), the close of business on the last Business Day of the month next preceding the month in which the related Distribution Date occurs. With respect to each Distribution Date and the Adjustable Rate Certificates (so long as they are Book-Entry Certificates), the close of business on the Business Day prior to such Distribution Date.

        REMIC I: The segregated pool of assets related to this Series, with respect to which a REMIC election is to be made (except as provided below) pursuant to this Agreement, consisting of:

(i) the Mortgage Loans and the related Mortgage Files and collateral securing such Mortgage Loans,

(ii) all payments on and collections in respect of the Mortgage Loans due after the Cut off Date (other than Monthly Payments due in the month of the Cut-off Date) as shall be on deposit in the Custodial Account or in the Certificate Account and identified as belonging to the Trust Fund, but not including amounts on deposit in the Initial Monthly Payment Fund,

(iii) property that secured a Mortgage Loan and that has been acquired for the benefit of the Certificateholders by foreclosure or deed in lieu of foreclosure,

(iv) the hazard insurance policies and Primary Insurance Policies, if any, and

(v)            all proceeds of clauses (i) through (iv) above.

        REMIC I Certificates: The Class R-I Certificates.

        REMIC I IO Notional Amount: With respect to each REMIC I IO Regular Interest, an amount equal to the aggregate Stated Principal Balance of the related Non-Discount Mortgage Loan.

        REMIC I IO Regular Interests: The 487 uncertificated partial undivided beneficial ownership interests in REMIC I, relating to each Non-Discount Mortgage Loan, each having no principal balance, and each bearing interest at the related REMIC I Pass-Through Rate on the related REMIC I IO Notional Amount.

        REMIC I Pass-Through Rate: With respect to REMIC I Regular Interest U, 5.75%, with respect to REMIC I Regular Interest V, 5.00%. With respect to REMIC I Regular Interest W, 5.25%. With respect to REMIC I Regular Interest X, 7.50%. With respect to REMIC I Regular Interest Y, 5.75%. With respect to REMIC I Regular Interest Z, 0.00%. With respect to each REMIC I IO Regular Interest, the Pool Strip Rate for the related Non-Discount Mortgage Loan.

        REMIC I Regular Interest U: An uncertificated partial undivided beneficial ownership interest in REMIC I having a principal balance equal to the aggregate Certificate Principal Balance of the Class A-7, Class A-8 and Class A-9 Certificates and which bears interest at a rate equal to 5.75% per annum.

        REMIC I Regular Interest V: An uncertificated partial undivided beneficial ownership interest in REMIC I having a principal balance equal to the aggregate Certificate Principal Balance of the Class A-1 Certificates and which bears interest at a rate equal to 5.00% per annum.

        REMIC I Regular Interest W: An uncertificated partial undivided beneficial ownership interest in REMIC I having a principal balance equal to the aggregate Certificate Principal Balance of the Class A-2 Certificates and which bears interest at a rate equal to 5.25% per annum.

        REMIC I Regular Interest X: An uncertificated partial undivided beneficial ownership interest in REMIC I having a principal balance equal to the aggregate of the Certificate Principal Balance of the Class A-3 and Class A-6 Certificates, and which bears interest at a rate equal to 7.50% per annum.

        REMIC I Regular Interest Y: An uncertificated partial undivided beneficial ownership interest in REMIC I having a principal balance equal to the amount of the Class A-4, Class A-11, Class M-1, Class M-2, Class M-3, Class B-1, Class B-2, Class B-3 and Class R-II Certificates, and which bears interest at a rate equal to 5.75% per annum.

        REMIC I Regular Interest Z: An uncertificated partial undivided beneficial ownership interest in REMIC I having a principal balance equal to the aggregate Certificate Principal Balance of the Class A-P Certificates, and which bears interest at a rate equal to 0.00% per annum.

        REMIC I IO Regular Interest Distribution Amount: With respect to any Distribution Date, the sum of the amounts deemed to be distributed on the Uncertificated Class A-V REMIC Regular Interests for such Distribution Date pursuant to Section 10.04.

        REMIC I Regular Interest U Distribution Amount: With respect to any Distribution Date, the sum of the amounts deemed to be distributed on the REMIC I Regular Interest U for such Distribution Date pursuant to Section 10.04.

        REMIC I Regular Interest V Distribution Amount: With respect to any Distribution Date, the sum of the amounts deemed to be distributed on the REMIC I Regular Interest V for such Distribution Date pursuant to Section 10.04.

        REMIC I Regular Interest W Distribution Amount: With respect to any Distribution Date, the sum of the amounts deemed to be distributed on the REMIC I Regular Interest W for such Distribution Date pursuant to Section 10.04.

        REMIC I Regular Interest X Distribution Amount: With respect to any Distribution Date, the sum of the amounts deemed to be distributed on the REMIC I Regular Interest X for such Distribution Date pursuant to Section 10.04.

        REMIC I Regular Interest Y Distribution Amount: With respect to any Distribution Date, the sum of the amounts deemed to be distributed on the REMIC I Regular Interest Y for such Distribution Date pursuant to Section 10.04.

        REMIC I Regular Interest Z Distribution Amount: With respect to any Distribution Date, the sum of the amounts deemed to be distributed on the REMIC I Regular Interest Z for such Distribution Date pursuant to Section 10.04.

        REMIC I Regular Interest Distribution Amounts: The REMIC I Regular Interest U Distribution Amount, the REMIC I Regular Interest V Distribution Amount, the REMIC I Regular Interest W Distribution Amount, the REMIC I Regular Interest X Distribution Amount, the REMIC I Regular Interest Y Distribution Amount, the REMIC I Regular Interest Z Distribution Amount and the REMIC I IO Regular Interest Distribution Amount.

        REMIC II: The segregated pool of assets consisting of the Uncertificated REMIC Regular Interests conveyed in trust to the Trustee for the benefit of the holders of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class A-8, Class A-9, Class A-10, Class A-11, Class A-P, Class A-V Class M-1, Class M-2, Class M-3, Class B-1, Class B-2, Class B-3 and Class R-II Certificates pursuant to Section 2.06, with respect to which a separate REMIC election is to be made.

        REMIC II Certificates: Any of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class A-8, Class A-9, Class A-10, Class A-11, Class A-P, Class A-V, Class M-1, Class M-2, Class M-3, Class B-1, Class B-2, Class B-3 and Class R-II Certificates.

        Scheduled Final Distribution Date:  October 25, 2034.

        Senior  Certificate:  Any one of the  Class A  Certificates  or  Class R
Certificates, executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed to the Standard Terms as Exhibit A and Exhibit D, respectively.

        Senior Percentage: As of any Distribution Date, the lesser of 100% and a fraction, expressed as a percentage, the numerator of which is the aggregate Certificate Principal Balance of the Senior Certificates (other than the Class A-P Certificates) immediately prior to such Distribution Date and the denominator of which is the aggregate Stated Principal Balance of all of the Mortgage Loans (or related REO Properties) (other than the related Discount Fraction of the Stated Principal Balance of each Discount Mortgage Loan) immediately prior to such Distribution Date.

        Senior Principal Distribution Amount: As to any Distribution Date, the lesser of (a) the balance of the Available Distribution Amount remaining after the distribution of all amounts required to be distributed pursuant to Section 4.02(a)(i) and Section 4.02(a)(ii)(X) of this Series Supplement or, after the Credit Support Depletion Date, the amount required to be distributed to the Class A-P Certificateholders pursuant to Section 4.02(c) and Section 4.02 (d) of this Series Supplement and (b) the sum of the amounts required to be distributed to the Senior Certificateholders on such Distribution Date pursuant to Section 4.02(a)(ii)(Y) of this Series Supplement.

        Special Hazard Amount: As of any Distribution Date, an amount equal to $3,992,462 minus the sum of (i) the aggregate amount of Special Hazard Losses allocated solely to one or more specific Classes of Certificates in accordance with Section 4.05 of this Series Supplement and (ii) the Adjustment Amount (as defined below) as most recently calculated. For each anniversary of the Cut-off Date, the Adjustment Amount shall be equal to the amount, if any, by which the amount calculated in accordance with the preceding sentence (without giving effect to the deduction of the Adjustment Amount for such anniversary) exceeds the greater of (A) the greatest of (i) twice the outstanding principal balance of the Mortgage Loan in the Trust Fund which has the largest outstanding principal balance on the Distribution Date immediately preceding such anniversary, (ii) the product of 1.00% multiplied by the outstanding principal balance of all Mortgage Loans on the Distribution Date immediately preceding such anniversary and (iii) the aggregate outstanding principal balance (as of the immediately preceding Distribution Date) of the Mortgage Loans in any single five-digit California zip code area with the largest amount of Mortgage Loans by aggregate principal balance as of such anniversary and (B) the greater of (i) the product of 0.50% multiplied by the outstanding principal balance of all Mortgage Loans on the Distribution Date immediately preceding such anniversary multiplied by a fraction, the numerator of which is equal to the aggregate outstanding principal balance (as of the immediately preceding Distribution
Date) of all of the Mortgage Loans secured by Mortgaged Properties located in the State of California divided by the aggregate outstanding principal balance (as of the immediately preceding Distribution Date) of all of the Mortgage Loans, expressed as a percentage, and the denominator of which is equal to 44.60% (which percentage is equal to the percentage of Mortgage Loans initially secured by Mortgaged Properties located in the State of California) and (ii) the aggregate outstanding principal balance (as of the immediately preceding Distribution Date) of the largest Mortgage Loan secured by a Mortgaged Property (or, with respect to a Cooperative Loan, the related Cooperative Apartment) located in the State of California.

        The Special Hazard Amount may be further reduced by the Master Servicer (including accelerating the manner in which coverage is reduced) provided that prior to any such reduction, the Master Servicer shall (i) obtain written confirmation from each Rating Agency that such reduction shall not reduce the rating assigned to any Class of Certificates by such Rating Agency below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency and (ii) provide a copy of such written confirmation to the Trustee.

        Subordinate Principal Distribution Amount: With respect to any Distribution Date and each Class of Subordinate Certificates, (a) the sum of (i) the product of (x) the related Subordinate Class Percentage for such Class and
(y) the aggregate of the amounts calculated for such Distribution Date under clauses (1), (2) and (3) of Section 4.02(a)(ii)(Y)(A) of this Series Supplement (without giving effect to the Senior Percentage) to the extent not payable to the Senior Certificates; (ii) such Class's pro rata share, based on the

Certificate Principal Balance of each Class of Subordinate Certificates then outstanding, of the principal collections described in Section 4.02(a)(ii)(Y)(B)(b) of this Series Supplement (without giving effect to the Senior Accelerated Distribution Percentage) to the extent such collections are not otherwise distributed to the Senior Certificates; (iii) the product of (x) the related Prepayment Distribution Percentage and (y) the aggregate of all Principal Prepayments in Full received in the related Prepayment Period and Curtailments received in the preceding calendar month (other than the related Discount Fraction of such Principal Prepayments in Full and Curtailments with respect to a Discount Mortgage Loan) to the extent not payable to the Senior Certificates; (iv) if such Class is the Class of Subordinate Certificates with the Highest Priority, any Excess Subordinate Principal Amount for such Distribution Date; and (v) any amounts described in clauses (i), (ii) and (iii) as determined for any previous Distribution Date, that remain undistributed to the extent that such amounts are not attributable to Realized Losses which have been allocated to a Class of Subordinate Certificates minus (b) the sum of (i) with respect to the Class of Subordinate Certificates with the Lowest Priority, any Excess Subordinate Principal Amount for such Distribution Date; and (ii) the Capitalization Reimbursement Amount for such Distribution Date, other than the related Discount Fraction of any portion of that amount related to each Discount Mortgage Loan, multiplied by a fraction, the numerator of which is the Subordinate Principal Distribution Amount for such Class of Subordinate Certificates, without giving effect to this clause (b)(ii), and the denominator of which is the sum of the principal distribution amounts for all Classes of Certificates other than the Class A-P Certificates, without giving effect to any reductions for the Capitalization Reimbursement Amount.

        Trust Fund:  REMIC I, REMIC II and the Initial Monthly Payment Fund.

        Uncertificated Accrued Interest: With respect to each Distribution Date,
(i) as to REMIC I Regular Interest U, an amount equal to the aggregate amount of Accrued Certificate Interest that would result under the terms of the definition thereof with respect to the Class A-7, Class A-8 and Class A-9 Certificates if the Pass-Through Rate on such Classes were equal to the related REMIC I Pass-Through Rate and the aggregate Certificate Principal Balance were equal to the related Uncertificated Principal Balance, (ii) as to REMIC I Regular Interest V, an amount equal to the amount of Accrued Certificate Interest that would result under the terms of the definition thereof with respect to the Class A-1 Certificates if the Pass-Through Rate on such Class were equal to the related REMIC I Pass-Through Rate and the Certificate Principal Balance were equal to the related Uncertificated Principal Balance, (iii) as to REMIC I Regular Interest W, an amount equal to the aggregate amount of Accrued Certificate Interest that would result under the terms of the definition thereof with respect to the Class A 2 Certificates if the Pass-Through Rate on such Class were equal to the related REMIC I Pass-Through Rate and the Certificate Principal Balance were equal to the related Uncertificated Principal Balance,
(iv) as to REMIC I Regular Interest X, an amount equal to the aggregate amount of Accrued Certificate Interest that would result under the terms of the definition thereof on the Class A-4, Class A-11, Class M-1, Class M-2, Class M-3, Class B-1, Class B-2, Class B-3 and Class R-II Certificates if the Pass-Through Rate on each such Class were equal to the related REMIC I Pass-Through Rate and the aggregate Certificate Principal Balance were equal to the related Uncertificated Principal Balance, and (v) as to each REMIC I IO Regular Interest, an amount equal to the aggregate amount of Uncertificated Class A-V REMIC Accrued Interest that would result under the terms of the definition thereof with respect to the related Uncertificated Class A-V REMIC Regular Interest, if the Pass-Through Rate on such uncertificated interest were equal to the related REMIC I Pass-Through Rate and the Notional Amount of such uncertificated interest were equal to the related REMIC I IO Notional Amount; provided, that any reduction in the amount of Accrued Certificate Interest resulting from the allocation of Prepayment Interest Shortfalls, Realized Losses or other amounts to the Certificates pursuant to Sections 4.02(a) and 4.05 hereof shall be allocated to the Uncertificated REMIC Regular Interests for which such Certificates (or, in the case of interest only Certificates, the related principal and interest Certificates) are the Corresponding Certificates.

        Uncertificated Class A-V REMIC Accrued Interest: With respect to each Distribution Date, as to each Uncertificated Class A-V REMIC Regular Interest, an amount equal to the aggregate amount of Accrued Certificate Interest that would result under the terms of the definition thereof with respect to the related Class A-V Certificates or related Subclass, if the Pass-Through Rate on such Certificate or Subclass were equal to the related Uncertificated Class A-V REMIC Pass-Through Rate and the Notional Amount of such Certificate or Subclass were equal to the related Uncertificated Class A-V REMIC Notional Amount; any reduction in the amount of Accrued Certificate Interest resulting from the allocation of Prepayment Interest Shortfalls, Realized Losses or other amounts to the Class A-V Certificateholders pursuant to Section 4.05 hereof shall be allocated to the Uncertificated Class A-V REMIC Regular Interests pro rata in accordance with the amount of interest accrued with respect to each related Uncertificated Class A-V REMIC Regular Interest and such Distribution Date.

        Uncertificated Class A-V REMIC Notional Amount: With respect to each Uncertificated Class A-V REMIC Regular Interest, the amount of the related REMIC I IO Notional Amount.

        Uncertificated Class A-V REMIC Pass-Through Rate: With respect to each Uncertificated Class A-V REMIC Regular Interest, a per annum rate equal to the Pool Strip Rate with respect to the related Mortgage Loan. For federal income tax purposes, however, each Uncertificated Class A-V REMIC Regular Interest will not have a pass-through rate and Uncertificated Class A-V REMIC Accrued Interest therefor will be equal to 100% of the interest distributed with respect to the related REMIC I IO Regular Interest.

        Uncertificated  Class A-V REMIC Regular Interest  Distribution  Amounts:
With respect to any Distribution Date, the sum of the amounts deemed to be distributed on the Uncertificated Class A-V REMIC Regular Interests for such Distribution Date pursuant to Section 4.08(a).

        Uncertificated Class A-V REMIC Regular Interests: The 487 uncertificated partial undivided beneficial ownership interests in the Trust Fund, each having no principal balance, and each bearing interest at a per annum rate equal to the respective Pool Strip Rate on the Stated Principal Balance of the related Non Discount Mortgage Loan.

        Uncertificated Principal Balance: With respect to each Uncertificated REMIC Regular Interest on any date of determination, an amount equal to (A) (i) $44,545,000.00 with respect to REMIC I Regular Interest U, (ii) $82,895,845.00 with respect to REMIC I Regular Interest V, (iii) $82,895,845.00 with respect to REMIC I Regular Interest W, (iv) $59,211,310.00 with respect to REMIC I Regular Interest X, (v) $38,503,672.97 with respect to REMIC I Regular Interest Y, and

(vi) $2,953,700.82 with respect to REMIC I Regular Interest Z minus (B) the sum of (x) the aggregate of all amounts previously deemed distributed with respect to such interest and applied to reduce the Uncertificated Principal Balance thereof pursuant to Sections 10.04(a)(ii) and 10.04 (b), and (y) the aggregate of all reductions in Uncertificated Principal Balance deemed to have occurred in connection with Realized Losses that were previously deemed allocated to the Uncertificated Principal Balance of such Uncertificated REMIC Regular Interest pursuant to Section 10.04(d).

        Uncertificated REMIC Regular Interests: REMIC I Regular Interest U, REMIC I Regular Interest V, REMIC I Regular Interest W, REMIC I Regular Interest X, REMIC I Regular Interest Y, REMIC I Regular Interest Z and REMIC I IO Regular Interests.

        Underwriters: Deutsche Bank Securities Inc. and Bear, Stearns & Co. Inc.

Section 1.02   Use of Words and Phrases.

        "Herein," "hereby," "hereunder," "hereof," "hereinbefore," "hereinafter" and other equivalent words refer to the Pooling and Servicing Agreement as a whole. All references herein to Articles, Sections or Subsections shall mean the corresponding Articles, Sections and Subsections in the Pooling and Servicing Agreement. The definitions set forth herein include both the singular and the plural.

Section 1.03   Determination of LIBOR.

        LIBOR applicable to the calculation of the Pass-Through Rates on the Adjustable Rate Certificates, if any, for any Interest Accrual Period (other than the initial Interest Accrual Period) will be determined on each LIBOR Rate Adjustment Date.

        On each LIBOR Rate Adjustment Date (other than for the initial Interest Accrual Period), LIBOR shall be established by the Trustee and, as to any Interest Accrual Period, will equal the rate for one month United States dollar deposits that appears on the Telerate Screen Page 3750 as of 11:00 a.m., London time, on such LIBOR Rate Adjustment Date. "Telerate Screen Page 3750" means the display designated as page 3750 on the Telerate Service (or such other page as may replace page 3750 on that service for the purpose of displaying London interbank offered rates of major banks). If such rate does not appear on such page (or such other page as may replace that page on that service, or if such service is no longer offered, LIBOR shall be so established by use of such other service for displaying LIBOR or comparable rates as may be selected by the
Trustee after consultation with the Master Servicer), the rate will be the Reference Bank Rate. The "Reference Bank Rate" will be determined on the basis of the rates at which deposits in U.S. Dollars are offered by the reference banks (which shall be any three major banks that are engaged in transactions in the London interbank market, selected by the Trustee after consultation with the Master Servicer) as of 11:00 a.m., London time, on the LIBOR Rate Adjustment Date to prime banks in the London interbank market for a period of one month in amounts approximately equal to the aggregate Certificate Principal Balance of the Class A-3 Certificates and Class A-6 Certificates then outstanding. The Trustee will request the principal London office of each of the reference banks to provide a quotation of its rate. If at least two such quotations are provided, the rate will be the arithmetic mean of the quotations rounded up to the next multiple of 1/16%. If on such date fewer than two quotations are provided as requested, the rate will be the arithmetic mean of the rates quoted by one or more major banks in New York City, selected by the Trustee after consultation with the Master Servicer, as of 11:00 a.m., New York City time, on such date for loans in U.S. Dollars to leading European banks for a period of one month in amounts approximately equal to the aggregate Certificate Principal Balance of the Class A-3 Certificates and Class A-6 Certificates then outstanding. If no such quotations can be obtained, the rate will be LIBOR for the prior Distribution Date, or in the case of the first LIBOR Rate Adjustment Date, 1.84%; provided however, if, under the priorities listed previously in this paragraph, LIBOR for a Distribution Date would be based on LIBOR for the previous Distribution Date for the third consecutive Distribution Date, the Trustee, after consultation with the Master Servicer, shall select an alternative comparable index over which the Trustee has no control, used for determining one-month Eurodollar lending rates that is calculated and published or otherwise made available by an independent party.

        The establishment of LIBOR by the Trustee on any LIBOR Rate Adjustment Date and the Master Servicer's subsequent calculation of the Pass-Through Rates applicable to each of the Adjustable Rate Certificates for the relevant Interest Accrual Period, in the absence of manifest error, will be final and binding.

        Promptly following each LIBOR Rate Adjustment Date the Trustee shall supply the Master Servicer with the results of its determination of LIBOR on such date. Furthermore, the Trustee will supply to any Certificateholder so requesting by telephone the Pass-Through Rates on each of the Adjustable Rate Certificates for the current and the immediately preceding Interest Accrual Period.

ARTICLE II


                          CONVEYANCE OF MORTGAGE LOANS;
                        ORIGINAL ISSUANCE OF CERTIFICATES

Section 2.01 Conveyance of Mortgage Loans. (See Section 2.01 of the Standard Terms)

Section 2.02 Acceptance by Trustee. (See Section 2.02 of the Standard Terms)

Section 2.03 Representations, Warranties and Covenants of the Master Servicer and the Company.

(a) For representations, warranties and covenants of the Master Servicer, see Section 2.03(a) of the Standard Terms.

(b) The Company hereby represents and warrants to the Trustee for the benefit of Certificateholders that as of the Closing Date (or, if otherwise specified below, as of the date so specified):

(i) No Mortgage Loan is 30 or more days Delinquent in payment of principal and interest as of the Cut-off Date and no Mortgage Loan has been so Delinquent more than once in the 12-month period prior to the Cut-off Date;

(ii) The information set forth in Exhibit One hereto with respect to each Mortgage Loan or the Mortgage Loans, as the case may be, is true and correct in all material respects at the date or dates respecting which such information is furnished;

(iii) The Mortgage Loans are fully-amortizing, fixed-rate mortgage loans with level Monthly Payments due, with respect to a majority of the Mortgage Loans, on the first day of each month and terms to maturity at origination or modification of not more than 30 years;

(iv) To the best of the Company's knowledge, if a Mortgage Loan is secured by a Mortgaged Property with a Loan-to-Value Ratio at origination in excess of 80%, such Mortgage Loan is the subject of a Primary Insurance Policy that insures that (a) at least 30% of the Stated Principal Balance of the Mortgage Loan at origination if the Loan-to-Value Ratio is between 95.00% and 90.01%, (b) at least 25% of such balance if the Loan-to-Value Ratio is between 90.00% and 85.01%, and (c) at least 12% of such balance if the Loan-to-Value Ratio is between 85.00% and 80.01%. To the best of the Company's knowledge, each such Primary Insurance Policy is in full force and effect and the Trustee is entitled to the benefits thereunder;

(v) The issuers of the Primary Insurance Policies are insurance companies whose claims-paying abilities are currently acceptable to each Rating Agency;

(vi) No more than 0.8% of the Mortgage Loans by aggregate Cut-off Date Principal Balance as of the Cut-off Date are secured by Mortgaged Properties located in any one zip code area in California and no more than 0.7% of the Mortgage Loans by aggregate Stated Principal Balance as of the Cut-off Date are secured by Mortgaged Properties located in any one zip code area outside California;

(vii) The improvements upon the Mortgaged Properties are insured against loss by fire and other hazards as required by the Program Guide, including flood insurance if required under the National Flood Insurance Act of 1968, as amended. The Mortgage requires the Mortgagor to maintain such casualty insurance at the Mortgagor's expense, and on the Mortgagor's failure to do so, authorizes the holder of the Mortgage to obtain and maintain such insurance at the Mortgagor's expense and to seek reimbursement therefor from the Mortgagor;

(viii) Immediately prior to the assignment of the Mortgage Loans to the Trustee, the Company had good title to, and was the sole owner of, each Mortgage Loan free and clear of any pledge, lien, encumbrance or security interest (other than rights to servicing and related compensation) and such assignment validly transfers ownership of the Mortgage Loans to the Trustee free and clear of any pledge, lien, encumbrance or security interest;

(ix) No more than 14.49% of the Mortgage Loans by aggregate Cut-off Date Principal Balance were underwritten under a reduced loan documentation program;

(x) Each Mortgagor represented in its loan application with respect to the related Mortgage Loan that the Mortgaged Property would be owner-occupied and therefore would not be an investor property as of the date of origination of such Mortgage Loan. No Mortgagor is a corporation or a partnership;

(xi)    None of the Mortgage Loans is a Buydown Mortgage Loan;

(xii)   Each  Mortgage  Loan  constitutes  a qualified  mortgage  under  Section
        860G(a)(3)(A)   of   the   Code   and   Treasury   Regulations   Section
        1.860G-2(a)(1);

(xiii) A policy of title insurance was effective as of the closing of each Mortgage Loan and is valid and binding and remains in full force and effect, unless the Mortgaged Properties are located in the State of Iowa and an attorney's certificate has been provided as described in the Program Guide;

(xiv)   None of the Mortgage Loans are Cooperative Loans;

(xv) With respect to each Mortgage Loan originated under a "streamlined" Mortgage Loan program (through which no new or updated appraisals of Mortgaged Properties are obtained in connection with the refinancing thereof), the related Seller has represented that either (a) the value of the related Mortgaged Property as of the date the Mortgage Loan was originated was not less than the appraised value of such property at the time of origination of the refinanced Mortgage Loan or (b) the Loan-to-Value Ratio of the Mortgage Loan as of the date of origination of the Mortgage Loan generally meets the Company's underwriting guidelines;

(xvi) Interest on each Mortgage Loan is calculated on the basis of a 360-day year consisting of twelve 30-day months;

(xvii) None of the Mortgage Loans contains in the related Mortgage File a Destroyed Mortgage Note; and

(xviii) None of the  Mortgage  Loans  are  Pledged  Asset  Loans  or  Additional
        Collateral Loans.

It is understood and agreed that the representations and warranties set forth in this Section 2.03(b) shall survive delivery of the respective Mortgage Files to the Trustee or any Custodian.

        Upon discovery by any of the Company, the Master Servicer, the Trustee or any Custodian of a breach of any of the representations and warranties set forth in this Section 2.03(b) that materially and adversely affects the interests of the Certificateholders in any Mortgage Loan, the party discovering such breach shall give prompt written notice to the other parties (any Custodian being so obligated under a Custodial Agreement); provided, however, that in the event of a breach of the representation and warranty set forth in Section 2.03(b)(xii), the party discovering such breach shall give such notice within five days of discovery. Within 90 days of its discovery or its receipt of notice of breach, the Company shall either (i) cure such breach in all material respects or (ii) purchase such Mortgage Loan from the Trust Fund at the Purchase Price and in the manner set forth in Section 2.02; provided that the Company shall have the option to substitute a Qualified Substitute Mortgage Loan or Loans for such Mortgage Loan if such substitution occurs within two years following the Closing Date; provided that if the omission or defect would cause the Mortgage Loan to be other than a "qualified mortgage" as defined in Section 860G(a)(3) of the Code, any such cure or repurchase must occur within 90 days from the date such breach was discovered. Any such substitution shall be effected by the Company under the same terms and conditions as provided in
Section 2.04 for substitutions by Residential Funding. It is understood and agreed that the obligation of the Company to cure such breach or to so purchase or substitute for any Mortgage Loan as to which such a breach has occurred and is continuing shall constitute the sole remedy respecting such breach available to the Certificateholders or the Trustee on behalf of the Certificateholders. Notwithstanding the foregoing, the Company shall not be required to cure breaches or purchase or substitute for Mortgage Loans as provided in this
Section 2.03(b) if the substance of the breach of a representation set forth above also constitutes fraud in the origination of the Mortgage Loan.

Section 2.04   Representations and Warranties of Sellers.

        The Company, as assignee of Residential Funding under the Assignment Agreement, hereby assigns to the Trustee for the benefit of Certificateholders all of its right, title and interest in respect of the Assignment Agreement and each Seller's Agreement (to the extent assigned to the Company pursuant to the Assignment Agreement) applicable to a Mortgage Loan. Insofar as the Assignment Agreement or the Company's rights under such Seller's Agreement relate to the representations and warranties made by Residential Funding or the related Seller in respect of such Mortgage Loan and any remedies provided thereunder for any breach of such representations and warranties, such right, title and interest may be enforced by the Master Servicer on behalf of the Trustee and the Certificateholders.

        Upon the discovery by the Company, the Master Servicer, the Trustee or any Custodian of a breach of any of the representations and warranties made in a Seller's Agreement that have been assigned to the Trustee pursuant to this
Section 2.04 or of a breach of any of the representations and warranties made in the Assignment Agreement (which, for purposes hereof, will be deemed to include any other cause giving rise to a repurchase obligation under the Assignment Agreement) in respect of any Mortgage Loan which materially and adversely affects the interests of the Certificateholders in such Mortgage Loan, the party discovering such breach shall give prompt written notice to the other parties (any Custodian being so obligated under a Custodial Agreement). The Master Servicer shall promptly notify the related Seller or Residential Funding, as the case may be, of such breach and request that such Seller or Residential Funding, as the case may be, either (i) cure such breach in all material respects within 90 days from the date the Master Servicer was notified of such breach or (ii) purchase such Mortgage Loan from the Trust Fund at the Purchase Price and in the manner set forth in Section 2.02; provided that in the case of a breach under the Assignment Agreement Residential Funding shall have the option to substitute a Qualified Substitute Mortgage Loan or Loans for such Mortgage Loan if such substitution occurs within two years following the Closing Date; provided that if the breach would cause the Mortgage Loan to be other than a "qualified mortgage" as defined in Section 860G(a)(3) of the Code, any such cure, repurchase or substitution must occur within 90 days from the date the breach was discovered. If the breach of representation and warranty that gave rise to the obligation to repurchase or substitute a Mortgage Loan pursuant to Section 4 of the Assignment Agreement was the representation and warranty set forth in clause (xxxi) of Section 4 thereof, then the Master Servicer shall request that Residential Funding pay to the Trust Fund, concurrently with and in addition to the remedies provided in the preceding sentence, an amount equal to any liability, penalty or expense that was actually incurred and paid out of or on behalf of the Trust Fund, and that directly resulted from such breach, or if incurred and paid by the Trust Fund thereafter, concurrently with such payment. In the event that Residential Funding elects to substitute a Qualified Substitute Mortgage Loan or Loans for a Deleted Mortgage Loan pursuant to this
Section 2.04, Residential Funding shall deliver to the Trustee for the benefit of the Certificateholders with respect to such Qualified Substitute Mortgage Loan or Loans, the original Mortgage Note, the Mortgage, an Assignment of the Mortgage in recordable form if required pursuant to Section 2.01, and such other documents and agreements as are required by Section 2.01, with the Mortgage Note endorsed as required by Section 2.01. No substitution will be made in any calendar month after the Determination Date for such month. Monthly Payments due with respect to Qualified Substitute Mortgage Loans in the month of substitution shall not be part of the Trust Fund and will be retained by the Master Servicer and remitted by the Master Servicer to Residential Funding on the next succeeding Distribution Date. For the month of substitution, distributions to the Certificateholders will include the Monthly Payment due on a Deleted Mortgage Loan for such month and thereafter Residential Funding shall be entitled to retain all amounts received in respect of such Deleted Mortgage Loan. The Master Servicer shall amend or cause to be amended the Mortgage Loan Schedule, and, if the Deleted Mortgage Loan was a Discount Mortgage Loan, the Schedule of Discount Fractions, for the benefit of the Certificateholders to reflect the removal of such Deleted Mortgage Loan and the substitution of the Qualified Substitute Mortgage Loan or Loans and the Master Servicer shall deliver the amended Mortgage Loan Schedule, and, if the Deleted Mortgage Loan was a Discount Mortgage Loan, the amended Schedule of Discount Fractions, to the

Trustee. Upon such substitution, the Qualified Substitute Mortgage Loan or Loans shall be subject to the terms of this Agreement and the related Subservicing Agreement in all respects, the related Seller shall be deemed to have made the representations and warranties with respect to the Qualified Substitute Mortgage Loan contained in the related Seller's Agreement as of the date of substitution, insofar as Residential Funding's rights in respect of such representations and warranties are assigned to the Company pursuant to the Assignment Agreement, and the Company and the Master Servicer shall be deemed to have made with respect to any Qualified Substitute Mortgage Loan or Loans, as of the date of substitution, the covenants, representations and warranties set forth in this Section 2.04, in
Section 2.03 hereof and in Section 4 of the Assignment Agreement, and the Master Servicer shall be obligated to repurchase or substitute for any Qualified Substitute Mortgage Loan as to which a Repurchase Event (as defined in the Assignment Agreement) has occurred pursuant to Section 4 of the Assignment Agreement.

        In connection with the substitution of one or more Qualified Substitute Mortgage Loans for one or more Deleted Mortgage Loans, the Master Servicer will determine the amount (if any) by which the aggregate principal balance of all such Qualified Substitute Mortgage Loans as of the date of substitution is less than the aggregate Stated Principal Balance of all such Deleted Mortgage Loans (in each case after application of the principal portion of the Monthly Payments due in the month of substitution that are to be distributed to the Certificateholders in the month of substitution). Residential Funding shall deposit the amount of such shortfall into the Custodial Account on the day of substitution, without any reimbursement therefor. Residential Funding shall give notice in writing to the Trustee of such event, which notice shall be accompanied by an Officers' Certificate as to the calculation of such shortfall and (subject to Section 10.01(f)) by an Opinion of Counsel to the effect that such substitution will not cause (a) any federal tax to be imposed on the Trust Fund, including without limitation, any federal tax imposed on "prohibited transactions" under Section 860F(a)(1) of the Code or on "contributions after the startup date" under Section 860G(d)(1) of the Code or (b) any portion of any REMIC to fail to qualify as such at any time that any Certificate is outstanding.

        It is understood and agreed that the obligation of the Seller or Residential Funding, as the case may be, to cure such breach or purchase (or in the case of Residential Funding to substitute for) such Mortgage Loan as to which such a breach has occurred and is continuing and to make any additional payments required under the Assignment Agreement in connection with a breach of the representation and warranty in clause (xxxi) of Section 4 thereof shall constitute the sole remedy respecting such breach available to the Certificateholders or the Trustee on behalf of Certificateholders. If the Master Servicer is Residential Funding, then the Trustee shall also have the right to give the notification and require the purchase or substitution provided for in the second preceding paragraph in the event of such a breach of a representation or warranty made by Residential Funding in the Assignment Agreement. In connection with the purchase of or substitution for any such Mortgage Loan by Residential Funding, the Trustee shall assign to Residential Funding all of the Trustee's right, title and interest in respect of the Seller's Agreement and the Assignment Agreement applicable to such Mortgage Loan.

Section 2.05   Execution and Authentication of Certificates.

        The Trustee acknowledges the assignment to it of the Mortgage Loans and the delivery of the Mortgage Files to it, or any Custodian on its behalf, subject to any exceptions noted, together with the assignment to it of all other assets included in the Trust Fund, receipt of which is hereby acknowledged. Concurrently with such delivery and in exchange therefor, the Trustee, pursuant to the written request of the Company executed by an officer of the Company has executed and caused to be authenticated and delivered to or upon the order of the Company the Certificates in authorized denominations which evidence ownership of the entire Trust Fund.

Section 2.06 Conveyance of Uncertificated REMIC Regular Interests; Acceptance by the Trustee.

        The Company, as of the Closing Date, and concurrently with the execution and delivery hereof, does hereby assign without recourse all the right, title and interest of the Company in and to the Uncertificated REMIC Regular Interests to the Trustee for the benefit of the Holders of each Class of Certificates (other than the Class R-I Certificates). The Trustee acknowledges receipt of the Uncertificated REMIC Regular Interests and declares that it holds and will hold the same in trust for the exclusive use and benefit of all present and future Holders of each Class of Certificates (other than the Class R-I Certificates). The rights of the Holders of each Class of Certificates (other than the Class R-I Certificates) to receive distributions from the proceeds of REMIC II in respect of such Classes, and all ownership interests of the Holders of Classes in such distributions, shall be as set forth in this Agreement.

ARTICLE III

                           ADMISTRATION AND SERVICING
                                OF MORTGAGE LOANS
                     (SEE ARTICLE III OF THE STANDARD TERMS)

ARTICLE IV

                         PAYMENTS TO CERTIFICATEHOLDERS

Section 4.01   Certificate Account.  (See Section 4.01 of the Standard Terms)

Section 4.02   Distributions.

                (a) On each Distribution Date (x) the Master Servicer on behalf of the Trustee or (y) the Paying Agent appointed by the Trustee, shall distribute to the Master Servicer, in the case of a distribution pursuant to Section 4.02(a)(iii) below, the amount required to be distributed to the Master Servicer or a Sub Servicer pursuant to Section 4.02(a)(iii) below, and to each Certificateholder of record on the next preceding Record Date (other than as provided in Section 9.01 respecting the final distribution), either (1) in immediately available funds (by wire transfer or otherwise) to the account of such Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder has so notified the Master Servicer or the Paying Agent, as the case may be, or (2) if such Certificateholder has not so notified the Master Servicer or the Paying Agent by the Record Date, by check mailed to such Certificateholder at the address of such Holder appearing in the Certificate Register, such Certificateholder's share (which share (A) with respect to each Class of Certificates (other than any Subclass of the Class A-V Certificates), shall be based on the aggregate of the Percentage Interests represented by Certificates of the applicable Class held by such Holder or (B) with respect to any Subclass of the Class A-V Certificates, shall be equal to the amount (if any) distributed pursuant to Section 4.02(a)(i) below to each Holder of a Subclass thereof) of the following amounts, in the following order of priority (subject to the provisions of Section 4.02(b) below), in each case to the extent of the Available Distribution Amount:

                        (i) to the Senior Certificates (other than the Principal
                Only Certificates and prior to the Accretion Termination Date, the Accrual Certificates, to the extent of the Accrual Distribution Amount) on a pro rata basis based on Accrued Certificate Interest payable on such Certificates with respect to such Distribution Date, Accrued Certificate Interest on such Classes of Certificates (or Subclasses, if any, with respect to the Class A-V Certificates) for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date except as provided in the last paragraph of this Section 4.02(a) (the "Senior Interest Distribution Amount"); and

                        (ii) (X) to the  Class A-P  Certificates,  the Class A-P
                Principal Distribution Amount (as defined in Section 4.02(b)(i) herein); and

                             (Y) to the  Senior  Certificates  (other  than  the
               Class A-P Certificates), in the priorities and amounts set forth in Section 4.02(b)(ii) through Section 4.02(g), the sum of the following (applied to reduce the Certificate Principal Balances of such Senior Certificates, as applicable):

        (A) the Senior Percentage for such Distribution Date times the sum of the following:

                (1) the principal portion of each Monthly Payment due during the related Due Period on each Outstanding Mortgage Loan (other than the related Discount Fraction of the principal portion of such payment with respect to a Discount Mortgage Loan), whether or not received on or prior to the related Determination Date, minus the principal portion of any Debt Service Reduction (other than the related Discount Fraction of the principal portion of such Debt Service Reductions with respect to each Discount Mortgage Loan) which together with other Bankruptcy Losses exceeds the Bankruptcy Amount;

                (2) the Stated Principal Balance of any Mortgage Loan repurchased during the preceding calendar month (or deemed to have been so repurchased in accordance with Section 3.07(b) of the Standard Terms) pursuant to Sections 2.02, 2.04 or 4.07 of the Standard Terms and
        Section 2.03 of the Standard Terms and this Series Supplement, and the amount of any shortfall deposited in the Custodial Account in connection with the substitution of a Deleted Mortgage Loan pursuant to Section
        2.04 of the Standard Terms or Section 2.03 of the Standard Terms and this Series Supplement, during the preceding calendar month (other than the related Discount Fraction of such Stated Principal Balance or shortfall with respect to each Discount Mortgage Loan); and

                (3) the principal portion of all other unscheduled collections (other than Principal Prepayments in Full and Curtailments and amounts received in connection with a Cash Liquidation or REO Disposition of a Mortgage Loan described in Section 4.02(a)(ii)(Y)(B) of this Series Supplement, including without limitation Insurance Proceeds, Liquidation Proceeds and REO Proceeds) including Subsequent Recoveries, received during the preceding calendar month (or deemed to have been so received in accordance with Section 3.07(b) of the Standard Terms) to the extent applied by the Master Servicer as recoveries of principal of the related Mortgage Loan pursuant to Section 3.14 of the Standard Terms (other than the related Discount Fraction of the principal portion of such unscheduled collections, with respect to each Discount Mortgage Loan);

        (B) with respect to each Mortgage Loan for which a Cash Liquidation or a REO Disposition occurred during the preceding calendar month (or was deemed to have occurred during such period in accordance with Section 3.07(b) of the Standard Terms) and did not result in any Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses or Extraordinary Losses, an amount equal to the lesser of (a) the Senior Percentage for such Distribution Date times the Stated Principal Balance of such Mortgage Loan (other than the related Discount Fraction of such Stated Principal Balance, with respect to each Discount

Mortgage Loan) and (b) the Senior Accelerated Distribution Percentage for such Distribution Date times the related unscheduled collections (including without limitation Insurance Proceeds, Liquidation Proceeds and REO Proceeds) to the extent applied by the Master Servicer as recoveries of principal of the related Mortgage Loan pursuant to Section 3.14 of the Standard Terms (in each case other than the portion of such unscheduled collections, with respect to a Discount Mortgage Loan, included in Section 4.02(b)(i)(C) of this Series Supplement);

        (C) the Senior Accelerated Distribution Percentage for such Distribution Date times the aggregate of all Principal Prepayments in Full received in the related Prepayment Period and Curtailments received in the preceding calendar month (other than the related Discount Fraction of such Principal Prepayments in Full and Curtailments, with respect to each Discount Mortgage Loan);

        (D) any Excess Subordinate Principal Amount for such Distribution Date;

        (E) any amounts  described in subsection  (ii)(Y),  clauses (A), (B) and
(C) of this Section 4.02(a), as determined for any previous Distribution Date, which remain unpaid after application of amounts previously distributed pursuant to this clause (E) to the extent that such amounts are not attributable to Realized Losses which have been allocated to the Subordinate Certificates; minus

        (F) the Capitalization Reimbursement Amount for such Distribution Date, other than the related Discount Fraction of any portion of that amount related to each Discount Mortgage Loan, multiplied by a fraction, the numerator of which is the Senior Principal Distribution Amount, without giving effect to this clause (F), and the denominator of which is the sum of the principal distribution amounts for all Classes of Certificates other than the Class A-P Certificates, without giving effect to any reductions for the Capitalization Reimbursement Amount;

        (iii)  if  the  Certificate   Principal   Balances  of  the  Subordinate
Certificates have not been reduced to zero, to the Master Servicer or a Sub-Servicer, by remitting for deposit to the Custodial Account, to the extent of and in reimbursement for any Advances or Sub-Servicer Advances previously made with respect to any Mortgage Loan or REO Property which remain unreimbursed in whole or in part following the Cash Liquidation or REO Disposition of such Mortgage Loan or REO Property, minus any such Advances that were made with respect to delinquencies that ultimately constituted Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses or Extraordinary Losses;

        (iv)  to  the  Holders  of  the  Class  M-1  Certificates,  the  Accrued
Certificate  Interest  thereon  for such  Distribution  Date,  plus any  Accrued
Certificate Interest thereon remaining unpaid from any previous Distribution Date, except as provided below;

        (v) to the Holders of the Class M-1 Certificates, an amount equal to (x) the Subordinate Principal Distribution Amount for such Class of Certificates for such Distribution Date, minus (y) the amount of any Class A-P Collection Shortfalls for such Distribution Date or remaining unpaid for all previous Distribution Dates, to the extent the amounts available pursuant to clause (x) of Sections 4.02(a)(vii), (ix), (xi), (xiii), (xiv) and (xv) of this Series Supplement are insufficient therefor, applied in reduction of the Certificate Principal Balance of the Class M-1 Certificates;

        (vi)  to  the  Holders  of  the  Class  M-2  Certificates,  the  Accrued
Certificate  Interest  thereon  for such  Distribution  Date,  plus any  Accrued
Certificate Interest thereon remaining unpaid from any previous Distribution Date, except as provided below;

        (vii) to the Holders of the Class M-2  Certificates,  an amount equal to
(x) the Subordinate Principal Distribution Amount for such Class of Certificates for such Distribution Date, minus (y) the amount of any Class A-P Collection Shortfalls for such Distribution Date or remaining unpaid for all previous Distribution Dates, to the extent the amounts available pursuant to clause (x) of Sections 4.02(a)(ix), (xi), (xiii), (xiv) and (xv) of this Series Supplement are insufficient therefor, applied in reduction of the Certificate Principal Balance of the Class M-2 Certificates;

        (viii) to the Holders of the Class M-3 Certificates, the Accrued Certificate Interest thereon for such Distribution Date, plus any Accrued
Certificate Interest thereon remaining unpaid from any previous Distribution Date, except as provided below;

        (ix) to the Holders of the Class M-3  Certificates,  an amount  equal to
(x) the Subordinate Principal Distribution Amount for such Class of Certificates for such Distribution Date minus (y) the amount of any Class A-P Collection Shortfalls for such Distribution Date or remaining unpaid for all previous Distribution Dates, to the extent the amounts available pursuant to clause (x) of Sections 4.02(a)(xi), (xiii), (xiv) and (xv) of this Series Supplement are insufficient therefor, applied in reduction of the Certificate Principal Balance of the Class M-3 Certificates;

        (x)  to  the  Holders  of  the  Class  B-1  Certificates,   the  Accrued
Certificate  Interest  thereon  for such  Distribution  Date,  plus any  Accrued
Certificate Interest thereon remaining unpaid from any previous Distribution Date, except as provided below;

        (xi) to the Holders of the Class B-1  Certificates,  an amount  equal to
(x) the Subordinate Principal Distribution Amount for such Class of Certificates for such Distribution Date minus (y) the amount of any Class A-P Collection Shortfalls for such Distribution Date or remaining unpaid for all previous Distribution Dates, to the extent the amounts available pursuant to clause (x) of Sections 4.02(a)(xiii), (xiv) and (xv) of this Series Supplement are insufficient therefor, applied in reduction of the Certificate Principal Balance of the Class B-1 Certificates;

        (xii)  to the  Holders  of  the  Class  B-2  Certificates,  the  Accrued
Certificate  Interest  thereon  for such  Distribution  Date,  plus any  Accrued
Certificate Interest thereon remaining unpaid from any previous Distribution Date, except as provided below;

        (xiii) to the Holders of the Class B-2 Certificates,  an amount equal to
(x) the Subordinate Principal Distribution Amount for such Class of Certificates for such Distribution Date minus (y) the amount of any Class A-P Collection Shortfalls for such Distribution Date or remaining unpaid for all previous Distribution Dates, to the extent the amounts available pursuant to clause (x) of Sections 4.02(a)(xiv) and (xv) of this Series Supplement are insufficient therefor, applied in reduction of the Certificate Principal Balance of the Class B-2 Certificates;

        (xiv) to the Holders of the Class B-3  Certificates,  an amount equal to
(x) the Accrued Certificate Interest thereon for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date, except as provided below, minus (y) the amount of any Class A-P Collection Shortfalls for such Distribution Date or remaining unpaid for all previous Distribution Dates, to the extent the amounts available pursuant to clause (x) of Section 4.02(a) (xv) of this Series Supplement are insufficient therefor;

        (xv) to the Holders of the Class B-3  Certificates,  an amount  equal to
(x) the Subordinate Principal Distribution Amount for such Class of Certificates for such Distribution Date minus (y) the amount of any Class A-P Collection Shortfalls for such Distribution Date or remaining unpaid for all previous Distribution Dates applied in reduction of the Certificate Principal Balance of the Class B-3 Certificates;

        (xvi) to the Senior Certificates, in the priority set forth in Section 4.02(b) of this Series Supplement, the portion, if any, of the Available Distribution Amount remaining after the foregoing distributions applied to reduce the Certificate Principal Balances of such Senior Certificates, but in no event more than the aggregate of the outstanding Certificate Principal Balances of each such Class of Senior Certificates, and thereafter, to each Class of Subordinate Certificates then outstanding beginning with such Class with the Highest Priority, any portion of the Available Distribution Amount remaining after the Senior Certificates have been retired, applied to reduce the Certificate Principal Balance of each such Class of Subordinate Certificates, but in no event more than the outstanding Certificate Principal Balance of each such Class of Subordinate Certificates; and; and

        (xvii) to the Class R-II Certificates, the balance, if any, of the Available Distribution Amount.

        Notwithstanding the foregoing, on any Distribution Date, with respect to the Class of Subordinate Certificates outstanding on such Distribution Date with the Lowest Priority, or in the event the Subordinate Certificates are no longer outstanding, the Senior Certificates, Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date will be distributable only to the extent that (1) a shortfall in the amounts available to pay Accrued Certificate Interest on any Class of Certificates results from an interest rate reduction in connection with a Servicing Modification, or (2) such unpaid Accrued Certificate Interest was attributable to interest shortfalls relating to the failure of the Master Servicer to make any required Advance, or the determination by the Master Servicer that any proposed Advance would be a Nonrecoverable Advance with respect to the related Mortgage Loan where such Mortgage Loan has not yet been the subject of a Cash Liquidation or REO Disposition or the related Liquidation Proceeds, Insurance Proceeds and REO Proceeds have not yet been distributed to the Certificateholders.

(b)     Distributions   of  principal  on  the  Senior   Certificates   on  each
        Distribution Date occurring prior to the Credit Support Depletion Date will be made as follows:

(i) to the Class A-P Certificates, until the Certificate Principal Balance thereof is reduced to zero, an amount (the "Class A-P Principal Distribution Amount") equal to the aggregate of:

(A) the related Discount Fraction of the principal portion of each Monthly Payment on each Discount Mortgage Loan due during the related Due Period, whether or not received on or prior to the related Determination Date, minus the Discount Fraction of the principal portion of any related Debt Service Reduction which together with other Bankruptcy Losses exceeds the Bankruptcy Amount;

(B) the related Discount Fraction of the principal portion of all unscheduled collections on each Discount Mortgage Loan received during the preceding calendar month or, in the case of Principal Prepayments in Full, during the related Prepayment Period (other than amounts received in connection with a Cash Liquidation or REO Disposition of a Discount Mortgage Loan described in clause (C) below), including Principal Prepayments in Full, Curtailments, Subsequent Recoveries and repurchases (including deemed repurchases under Section 3.07(b) of the Standard Terms) of Discount Mortgage Loans (or, in the case of a substitution of a Deleted Mortgage Loan, the Discount Fraction of the amount of any shortfall deposited in the Custodial Account in connection with such substitution);

(C) in connection with the Cash Liquidation or REO Disposition of a Discount Mortgage Loan that did not result in any Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses or Extraordinary Losses, an amount equal to the lesser of (1) the applicable Discount Fraction of the Stated Principal Balance of such Discount Mortgage Loan immediately prior to such Distribution Date and (2) the aggregate amount of the collections on such Discount Mortgage Loan to the extent applied as recoveries of principal;

(D) any amounts allocable to principal for any previous Distribution Date (calculated pursuant to clauses (A) through (C) above) that remain undistributed; and

(E) the amount of any Class A-P Collection Shortfalls for such Distribution Date and the amount of any Class A-P Collection Shortfalls remaining unpaid for all previous Distribution Dates, but only to the extent of the Eligible Funds for such Distribution Date; minus

(F) the related Discount Fraction of the portion of the Capitalization Reimbursement Amount for such Distribution Date, if any, related to each Discount Mortgage Loan; and

(ii) an amount equal to the Accrual Distribution Amount shall be distributed sequentially to the Class A-7 Certificates and Class A-8 Certificates, in that order, in each case until the Certificate Principal Balance thereof has been reduced to zero;

(iii) the Senior Principal Distribution Amount shall be distributed to the Class R-I Certificates and Class R-II Certificates, concurrently on a pro rata basis, until the Certificate Principal Balances thereof have been reduced to zero;

(iv) the balance of the Senior Principal Distribution Amount remaining after the distribution, if any, described in clause(iii) above shall be distributed to the Lockout Certificates, concurrently on a pro rata basis, in reduction of the Certificate Principal Balances thereof, in an amount equal to the Lockout Percentage of the Lockout Certificates' pro rata share (based on the Certificate Principal Balances thereof and the aggregate Certificate Principal Balance of all of the Senior Certificates (other than the Class A-P Certificates)) of the aggregate of the collections described in Section 4.02(a)(ii)(Y)(A), (B), (D), (C) and (E) without application of the Senior Percentage or the Senior Accelerated Distribution Percentage; provided however, that if the aggregate of the amounts set forth in Section 4.02(a)(ii)(Y)(A), (B),
        (C), (D) and (E) is more than the balance of the Available Distribution Amount remaining after the Senior Interest Distribution Amount and the Class A-P Distribution Amount have been distributed, the amount paid to the Lockout Certificates pursuant to this clause (iv) shall be reduced by an amount equal to the Lockout Certificates' pro rata share (based on the aggregate Certificate Principal Balance thereof related to the aggregate Certificate Principal Balance of the Senior Certificates (other than the Class A-P Certificates)) of such difference;

(v) the balance of the Senior Principal Distribution Amount remaining after the distributions, if any, described in clauses (iii) and (iv) above, if any, shall be distributed to the following Classes of Certificates concurrently as follows:

(A) 26.3157869006% to the Class A-3 Certificates and Class A-6 Certificates, concurrently on a pro rata basis, until the Certificate Principal Balances thereof have been reduced to zero; and

(B) 73.6842130994% to the Class A-1 Certificates and Class A-2 Certificates, concurrently on a pro rata basis, until the Certificate Principal Balances thereof have been reduced to zero;

(vi) the balance of the Senior Principal Distribution Amount remaining after the distributions, if any, described in clauses (iii) through (v) above, shall be distributed sequentially to the Class A-7, Class A-8 and Class A-9 Certificates, in that order, in each case until the Certificate Principal Balances thereof have been reduced to zero; and

(vii) the balance of the Senior Principal Distribution Amount remaining after the distributions, if any, described in clauses (iii) through (vi) above shall be distributed to the Lockout Certificates, concurrently on a pro rata basis, until the Certificate Principal Balance thereof has been reduced to zero.

(c) On or after the occurrence of the Credit Support Depletion Date but prior to the reduction of the Certificate Principal Balance of the Senior Support Certificates to zero, all priorities relating to distributions as described above in respect of principal among the various Classes of Senior Certificates (other than the Class A-P Certificates) will be disregarded, and (i) the remaining Senior
        Principal Distribution Amount will be distributed to the Senior Certificates (other than the Class A-P Certificates) pro rata in accordance with their respective outstanding Certificate Principal Balances, (ii) the related Senior Interest Distribution Amount will be distributed as described in Section 4.02(a)(i) and (iii) an amount equal to the Discount Fraction of the principal portion of scheduled payments and unscheduled collections received or advanced in respect of Discount Mortgage Loans will be distributed to the Class A-P Certificates; provided that the aggregate amount distributable to the Senior Support Certificates and Super Senior Certificates will be distributed among such Certificates in the following priority: first, to the Super Senior Certificates, up to an amount equal to the Accrued Certificate Interest thereon; second to the Super Senior Certificates, up to the related Super Senior Optimal Principal Distribution Amount, in reduction of the Certificate Principal Balance thereof, until such Certificate Principal Balances have been reduced to zero; third, to the Senior Support Certificates, up to an amount equal to the Accrued Certificate Interest thereon; and fourth, to the Senior Support Certificates, the remainder, until the Certificate Principal Balance thereof has been reduced to zero.

(d) On or after the occurrence of the Credit Support Depletion Date and after the reduction of the Certificate Principal Balance of the Senior Support Certificates to zero, all priorities relating to distributions as described above in respect of principal among the various classes of Senior Certificates (other than the Class A-P Certificates) will be disregarded, and (i) the remaining Senior Principal Distribution Amount will be distributed to the Senior Certificates (other than the Class A-P Certificates) pro rata in accordance with their respective outstanding Certificate Principal Balances, (ii) the Senior Interest Distribution Amount will be distributed as described in Section 4.02(a)(i) and (iii) an amount equal to the Discount Fraction of the principal portion of scheduled payments and unscheduled collections received or advanced in respect of Discount Mortgage Loans in each loan group will be distributed to the Class A-P Certificates.

(e) After the reduction of the Certificate Principal Balances of the Senior Certificates (other than the Class A-P Certificates) to zero but prior to the Credit Support Depletion Date, the Senior Certificates (other than the Class A-P Certificates) will be entitled to no further distributions of principal thereon and the Available Distribution Amount will be paid solely to the holders of the Class A-P Certificates, the Class A-V Certificates and the Subordinate Certificates, in each case as described herein.

(f) In addition to the foregoing distributions, with respect to any Subsequent Recoveries, the Master Servicer shall deposit such funds into the Custodial Account pursuant to Section 3.07(b)(iii). If, after taking into account such Subsequent Recoveries, the amount of a Realized Loss is reduced, the amount of such Subsequent Recoveries will be applied to increase the Certificate Principal Balance of the Class of Subordinate Certificates with the Highest Priority to which Realized Losses, other than Excess Bankruptcy Losses, Excess Fraud Losses, Excess Special Hazard Losses and Extraordinary Losses, have been allocated, but not by more than the amount of Realized Losses previously allocated to that
        Class of  Certificates  pursuant  to  Section  4.05.  The  amount of any remaining Subsequent Recoveries will be applied to increase the Certificate Principal Balance of the Class of Certificates with the next Lower Priority, up to the amount of such Realized Losses previously allocated to that Class of Certificates pursuant to Section 4.05. Any remaining Subsequent Recoveries will in turn be applied to increase the Certificate Principal Balance of the Class of Certificates with the next Lower Priority up to the amount of such Realized Losses previously allocated to that Class of Certificates pursuant to Section 4.05, and so on. Holders of such Certificates will not be entitled to any payment in respect of Accrued Certificate Interest on the amount of such increases for any Interest Accrual Period preceding the Distribution Date on which such increase occurs. Any such increases shall be applied to the Certificate Principal Balance of each Certificate of such Class in accordance with its respective Percentage Interest.

(g) On each Distribution Date prior to the Accretion Termination Date, an amount equal to the Accrued Certificate Interest that would otherwise be distributed on the Class A-9 Certificates shall be added to the
        Certificate Principal Balance of the Class A-9 Certificates to the extent that such amount is required to be distributed to the Holders of the Class A-7 Certificates and Class A-8 Certificates, pursuant to
        Section 4.02(b)(ii). On or after the Accretion Termination Date, the entire amount of Accrued Certificate Interest on the Class A-9 Certificates for such Distribution Date shall be payable to the Class

        A-9 Certificateholders pursuant to Section 4.02(a)(i) of this Series Supplement to the extent not required to reduce the Certificate Principal Balances of the Class A-7 Certificates and Class A-8 Certificates to zero on such Accretion Termination Date; provided that if the Accretion Termination Date is the Credit Support Depletion Date, the entire amount of Accrued Certificate Interest on the Class A-9 Certificates for such Distribution Date will be paid to the Class A-9 Certificateholders to the extent of Accrued Certificate Interest on such Class of Certificates for the related Distribution Date. Any such Accrued Certificate Interest on the Class A-9 Certificates which is required to be paid to the Holders of the Class A-7 Certificates and Class A-8 Certificates, in reduction of their Certificate Principal Balances on the Accretion Termination Date will be added to the Certificate Principal Balance of the Class A-9 Certificates in the manner described in the first sentence of this Section 4.02(g).

(h) Each distribution with respect to a Book-Entry Certificate shall be paid to the Depository, as Holder thereof, and the Depository shall be solely responsible for crediting the amount of such distribution to the accounts of its Depository Participants in accordance with its normal procedures. Each Depository Participant shall be responsible for disbursing such distribution to the Certificate Owners that it represents and to each indirect participating brokerage firm (a "brokerage firm") for which it acts as agent. Each brokerage firm shall be responsible for disbursing funds to the Certificate Owners that it represents. None of the Trustee, the Certificate Registrar, the Company or the Master Servicer shall have any responsibility therefor.

(i) Except as otherwise provided in Section 9.01, if the Master Servicer anticipates that a final distribution with respect to any Class of Certificates will be made on the next Distribution Date, the Master Servicer shall, no later than the Determination Date in the month of such final distribution, notify the Trustee and the Trustee shall, no later than two (2) Business Days after such Determination Date, mail on such date to each Holder of such Class of Certificates a notice to the effect that: (i) the Trustee anticipates that the final distribution with respect to such Class of Certificates will be made on such Distribution Date but only upon presentation and surrender of such Certificates at the office of the Trustee or as otherwise specified therein, and (ii) no interest shall accrue on such Certificates from and after the end of the related Interest Accrual Period. In the event that Certificateholders required to surrender their Certificates pursuant to
        Section 9.01(c) do not surrender their Certificates for final cancellation, the Trustee shall cause funds distributable with respect to such Certificates to be withdrawn from the Certificate Account and credited to a separate escrow account for the benefit of such Certificateholders as provided in Section 9.01(d).

Section 4.03 Statements to Certificateholders; Statements to Rating Agencies; Exchange Act Reporting. (See Section 4.03 of the Standard Terms)

Section 4.04 Distribution of Reports to the Trustee and the Company; Advances by the Master Servicer. (See Section 4.04 of the Standard Terms)

Section 4.05   Allocation of Realized Losses.

        Prior to each Distribution Date, the Master Servicer shall determine the total amount of Realized Losses, if any, that resulted from any Cash Liquidation, Servicing Modification, Debt Service Reduction, Deficient Valuation or REO Disposition that occurred during the related Prepayment Period or, in the case of a Servicing Modification that constitutes a reduction of the interest rate on a Mortgage Loan, the amount of the reduction in the interest portion of the Monthly Payment due during the related Due Period. The amount of each Realized Loss shall be evidenced by an Officers' Certificate. All Realized Losses, other than Excess Special Hazard Losses, Extraordinary Losses, Excess Bankruptcy Losses or Excess Fraud Losses, shall be allocated as follows: first, to the Class B-3 Certificates until the Certificate Principal Balance thereof has been reduced to zero; second, to the Class B-2 Certificates until the Certificate Principal Balance thereof has been reduced to zero; third, to the Class B-1 Certificates until the Certificate Principal Balance thereof has been reduced to zero; fourth, to the Class M-3 Certificates until the Certificate Principal Balance thereof has been reduced to zero; fifth, to the Class M-2 Certificates until the Certificate Principal Balance thereof has been reduced to zero; sixth, to the Class M-1 Certificates until the Certificate Principal Balance thereof has been reduced to zero; and, thereafter, if any such Realized Losses are on a Discount Mortgage Loan, to the Class A-P Certificates in an amount equal to the Discount Fraction of the principal portion thereof, and the remainder of such Realized Losses on the Discount Mortgage Loans and the entire amount of such Realized Losses on Non-Discount Mortgage Loans will be allocated among all the Senior Certificates (other than the Class A-V Certificates and Class A-P Certificates) in the case of the principal portion of such loss on a pro rata basis and among all of the Senior Certificates (other than the Class A-P Certificates) in the case of the interest portion of such loss on a pro rata basis, as described below. Any Excess Special Hazard Losses, Excess Bankruptcy Losses, Excess Fraud Losses, Extraordinary Losses on Non-Discount Mortgage Loans will be allocated among the Senior Certificates (other than the Class A-P Certificates) and Subordinate Certificates, on a pro rata basis, as described below. The principal portion of such Realized Losses on the Discount Mortgage Loans will be allocated to the Class A-P Certificates in an amount equal to the Discount Fraction thereof and the remainder of such Realized Losses on the Discount Mortgage Loans and the entire amount of such Realized Losses on Non-Discount Mortgage Loans will be allocated among the Senior Certificates (other than the Class A-P Certificates) and Subordinate Certificates, on a pro rata basis, as described below; provided, however, (i) such Realized Losses otherwise allocable to the Class A-6 Certificates will be allocated to the Senior Support Certificates up to an amount equal to 45.579% of the Certificate Principal Balance of the Senior Support Certificates for such Distribution Date and up to a maximum aggregate amount of $433,000, (ii) such Realized Losses otherwise allocable to the Class A-8 Certificates will be allocated to the Senior Support Certificates up to an amount equal to 22.158% of the Certificate

Principal Balance of the Senior Support Certificates for such Distribution Date and up to a maximum aggregate amount of $210,500, and (iii) such Realized Losses otherwise allocable to the Class A-9 Certificates will be allocated to the Senior Support Certificates up to an amount equal to 32.263% of the Certificate Principal Balance of the Senior Support Certificates for such Distribution Date and up to a maximum aggregate amount of $306,500, in each case until the Certificate Principal Balance of the Senior Support Certificates has been reduced to zero.

        As used herein, an allocation of a Realized Loss on a "pro rata basis" among two or more specified Classes of Certificates means an allocation on a pro rata basis, among the various Classes so specified, to each such Class of Certificates on the basis of their then outstanding Certificate Principal Balances prior to giving effect to distributions to be made on such Distribution Date in the case of the principal portion of a Realized Loss or based on the Accrued Certificate Interest thereon payable on such Distribution Date (without regard to any Compensating Interest for such Distribution Date) in the case of an interest portion of a Realized Loss; provided that, in determining the Certificate Principal Balance of the Accrual Certificates for the purpose of allocating any portion of a Realized Loss thereto, the Certificate Principal Balance of the Accrual Certificates shall be deemed to be equal to the lesser of
(a) the original Certificate Principal Balance of such Certificate and (b) the Certificate Principal Balance of such Certificate prior to giving effect to distributions made on such Distribution Date. Except as provided in the following sentence, any allocation of the principal portion of Realized Losses (other than Debt Service Reductions) to a Class of Certificates shall be made by reducing the Certificate Principal Balance thereof by the amount so allocated, which allocation shall be deemed to have occurred on such Distribution Date; provided that no such reduction shall reduce the aggregate Certificate Principal Balance of the Certificates below the aggregate Stated Principal Balance of the Mortgage Loans. Any allocation of the principal portion of Realized Losses (other than Debt Service Reductions) to the Subordinate Certificates then outstanding with the Lowest Priority shall be made by operation of the definition of "Certificate Principal Balance" and by operation of the provisions of Section 4.02(a). Allocations of the interest portions of Realized Losses (other than any interest rate reduction resulting from a Servicing Modification) shall be made in proportion to the amount of Accrued Certificate Interest and by operation of the definition of "Accrued Certificate Interest" and by operation of the provisions of Section 4.02(a). Allocations of the interest portion of a Realized Loss resulting from an interest rate reduction in connection with a Servicing Modification shall be made by operation of the provisions of Section 4.02(a). Allocations of the principal portion of Debt Service Reductions shall be made by operation of the provisions of Section 4.02(a). All Realized Losses and all other losses allocated to a Class of Certificates hereunder will be allocated among the Certificates of such Class in proportion to the Percentage
Interests evidenced thereby; provided that if any Subclasses of the Class A-V Certificates have been issued pursuant to Section 5.01(c), such Realized Losses and other losses allocated to the Class A-V Certificates shall be allocated among such Subclasses in proportion to the respective amounts of Accrued Certificate Interest payable on such Distribution Date that would have resulted absent such reductions.

Section 4.06 Reports of Foreclosures and Abandonment of Mortgaged Property. (See
        Section 4.06 of the Standard Terms)

Section 4.07 Optional Purchase of Defaulted Mortgage Loans. (See Section 4.07 of the Standard Terms)

ARTICLE V

                                THE CERTIFICATES
                      (SEE ARTICLE V OF THE STANDARD TERMS)

ARTICLE VI

                       THE COMPANY AND THE MASTER SERVICER
                     (SEE ARTICLE VI OF THE STANDARD TERMS)

ARTICLE VII

                                     DEFAULT
                     (SEE ARTICLE VII OF THE STANDARD TERMS)

ARTICLE VIII

                             CONCERNING THE TRUSTEE
                    (SEE ARTICLE VIII OF THE STANDARD TERMS)

ARTICLE IX

                                   TERMINATION

Section               9.01  Optional  Purchase  by the  Master  Servicer  of All
                      Certificates; Termination Upon Purchase by the Master Servicer or Liquidation of All Mortgage Loans.

(a) Subject to Section 9.02, the respective obligations and responsibilities of the Company, the Master Servicer and the Trustee created hereby in respect of the Certificates (other than the obligation of the Trustee to make certain payments after the Final Distribution Date to Certificateholders and the obligation of the Company to send certain notices as hereinafter set forth) shall terminate upon the last action required to be taken by the Trustee on the Final Distribution Date pursuant to this Article IX following the earlier of:

(i) the later of the final payment or other liquidation (or any Advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan, or

(ii) the purchase by the Master Servicer of all Mortgage Loans and all property acquired in respect of any Mortgage Loan remaining in the Trust Fund at a price equal to 100% of the unpaid principal balance of each Mortgage Loan or, if less than such unpaid principal balance, the fair market value of the related underlying property of such Mortgage Loan with respect to Mortgage Loans as to which title has been acquired if such fair market value is less than such unpaid principal balance (net of any unreimbursed Advances attributable to principal) on the day of repurchase plus accrued interest thereon at the Net Mortgage Rate (or Modified Net Mortgage Rate in the case of any Modified Mortgage Loan) to, but not including, the first day of the month in which such repurchase price is distributed, provided, however, that in no event shall the trust created hereby continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph
        P. Kennedy, the late ambassador of the United States to the Court of St. James, living on the date hereof and provided further that the purchase price set forth above shall be increased as is necessary, as determined by the Master Servicer, to avoid disqualification of any portion of any REMIC formed under the Series Supplement as a REMIC. The purchase price paid by the Master Servicer shall also include any amounts owed by Residential Funding pursuant to Section 4 of the Assignment Agreement in respect of any liability, penalty or expense that resulted from a breach of the representation and warranty set forth in clause (xxxi) of such Section that remain unpaid on the date of such purchase.

        The right of the Master Servicer to purchase all the assets of the Trust Fund pursuant to clause (ii) above is conditioned upon the Pool Stated Principal Balance as of the Final Distribution Date, prior to giving effect to distributions to be made on such Distribution Date, being less than ten percent of the Cut-off Date Principal Balance of the Mortgage Loans. If such right is exercised by the Master Servicer, the Master Servicer shall be deemed to have been reimbursed for the full amount of any unreimbursed Advances theretofore made by it with respect to the Mortgage Loans. In addition, the Master Servicer shall provide to the Trustee the certification required by Section 3.15 and the Trustee and any Custodian shall, promptly following payment of the purchase price, release to the Master Servicer the Mortgage Files pertaining to the Mortgage Loans being purchased.

        In addition to the foregoing, on any Distribution Date on which the Pool Stated Principal Balance, prior to giving effect to distributions to be made on such Distribution Date, is less than ten percent of the Cut off Date Principal Balance of the Mortgage Loans, Master Servicer shall have the right, at its option, to purchase the Certificates in whole, but not in part, at a price equal to the outstanding Certificate Principal Balance of such Certificates plus the sum of Accrued Certificate Interest thereon for the related Interest Accrual Period and any previously unpaid Accrued Certificate Interest. If the Master Servicer exercises this right to purchase the outstanding Certificates, the Master Servicer will promptly terminate the respective obligations and responsibilities created hereby in respect of the Certificates pursuant to this
Article IX.

(b) (See Section 9.01(b) (e) of the Standard Terms)

Section 9.02 Additional Termination Requirements. (See Section 9.02 of the Standard Terms)

Section 9.03   Termination of Multiple REMICs. (See Section 9.03 of the Standard
                      Terms)

ARTICLE X

                                REMIC PROVISIONS

Section 10.01  REMIC Administration.  (See Section 10.01 of the Standard Terms)

Section 10.02 Master Servicer; REMIC Administrator and Trustee Indemnification. (See Section 10.02 of the Standard Terms)

Section 10.03  Designation of REMIC(s).

        The REMIC Administrator will make elections to treat each of REMIC I (including the Mortgage Loans) and REMIC II subject to this Agreement as a REMIC for federal income tax purposes.

        The Uncertificated REMIC Regular Interests shall be designated as the "regular interests" and the Class R-I Certificates shall be designated as the sole class of "residual interests" in REMIC I. The Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class A-8, Class A-9, Class A-10, Class A-11, Class A-P, Class M-1, Class M-2, Class M-3, Class B-1, Class B-2 and Class B-3 Certificates and the rights in and to which will be represented by the Class A-V Certificates, will be "regular interests" in the REMIC II, and the Class R-II Certificates will be the sole class of "residual interests" therein for purposes of the REMIC Provisions (as defined in the Standard Terms) under federal income tax law. On and after the date of issuance of any Subclass of Class A-V Certificates pursuant to Section 5.01(c) of the Standard Terms, any such Subclass will represent the Uncertificated Class A-V REMIC Regular Interest or Interests specified by the initial Holder of the Class A-V Certificates pursuant to said Section.

Section 10.04  Distributions on the Uncertificated REMIC Regular Interests.

(a) On each Distribution Date the Trustee shall be deemed to distribute to itself, as the holder of the Uncertificated REMIC Regular Interests, from REMIC I, the following amounts in the following order of priority to the extent of the Available Distribution Amount reduced by distributions made to the Class R-I Certificates pursuant to Section 4.02(a):

               (i) Uncertificated Accrued Interest on the Uncertificated REMIC Regular Interests for such Distribution Date, plus any Uncertificated Accrued Interest thereon remaining unpaid from any previous Distribution Date; and

               (ii) In accordance with the priority set forth in Section 10.04(b), an amount equal to the sum of the amounts in respect of principal distributable on the Class A-1 Certificates, Class A-2 Certificates, Class A-3 Certificates, Class A-4 Certificates, Class A-6 Certificates, Class A-7 Certificates, Class A-8 Certificates, Class A-9 Certificates, Class A-11 Certificates, Class A-P Certificates, Class M-1 Certificates, Class M-2 Certificates, Class M-3 Certificates, Class B-1 Certificates, Class B-2 Certificates, Class B-3 Certificates and Class R-II Certificates under Section 4.02(a), as allocated thereto pursuant to Section 4.02(b).

(b) The amount described in Section 10.04(a)(ii) shall be deemed distributed to the Uncertificated REMIC Regular Interests (other than the REMIC I IO Regualar Interests), with the amount to be distributed allocated among such interests in accordance with the amounts and priority assigned to the Corresponding Certificates under Section 4.02(b), until the Uncertificated Principal Balance of each such interest is reduced to zero.

(c) The portion of the REMIC I Regular Interest Distribution Amounts described in Section 10.04(a)(i) shall be deemed distributed by REMIC I to REMIC II in accordance with the priority assigned to the REMIC II Certificates under Section 4.02(b) relative to that assigned to the Uncertificated REMIC I Regular Interests hereunder.

(d) In determining from time to time the REMIC I Regular Interest Distribution Amounts, Realized Losses allocated to the Certificates shall be allocated to Uncertificated REMIC Regular Interests in the same amounts and priorities as allocated to the Corresponding Certificates.

(e) Notwithstanding the deemed distributions on the Uncertificated REMIC Regular Interests described in this Section 10.04, distributions of funds from the Certificate Account shall be made only in accordance with Section 4.02.

Section 10.05 Distributions on the Uncertificated Class A-V REMIC Regular Interests.

(a) On each Distribution Date, the Trustee shall be deemed to distribute to itself, as the holder of the Uncertificated Class A-V REMIC Regular Interests, from REMIC II, Uncertificated Class A-V REMIC Accrued Interest on the Uncertificated Class A-V REMIC Regular Interests for such Distribution Date, plus any Uncertificated Class A-V REMIC Accrued Interest thereon remaining unpaid from any previous Distribution Date.

(b) In determining from time to time the Uncertificated Class A-V REMIC Regular Interest Distribution Amounts, Realized Losses allocated to the Class A-V Certificates under Section 4.05 shall be deemed allocated to Uncertificated Class A-V REMIC Regular Interests on a pro rata basis based on the Uncertificated Class A-V REMIC Accrued Interest for the related Distribution Date.

(c) On each Distribution Date, the Trustee shall be deemed to distribute from the Trust Fund, in the priority set forth in Sections 4.02(a), to the Class A-V Certificates, the amounts distributable thereon from the Uncertificated Class A-V REMIC Regular Interest Distribution Amounts deemed to have been received by the Trustee from the Trust Fund under this Section 10.05. The amount deemed distributable hereunder with respect to the Class A-V Certificates shall equal 100% of the amounts payable with respect to the Uncertificated Class A-V REMIC Regular Interests.

(d) Notwithstanding the deemed distributions on the Uncertificated Class A-V REMIC Regular Interests described in this Section 10.05, distributions of funds from the Certificate Account shall be made only in accordance with Section 4.02.

Section 10.06  Compliance with Withholding Requirements.

        Notwithstanding any other provision of this Agreement, the Trustee or any Paying Agent, as applicable, shall comply with all federal withholding requirements respecting payments to Certificateholders, including interest or original interest discount payments or advances thereof that the Trustee or any Paying Agent, as applicable, reasonably believes are applicable under the Code. The consent of Certificateholders shall not be required for such withholding. In the event the Trustee or any Paying Agent, as applicable, does withhold any amount from interest or original issue discount payments or advances thereof to any Certificateholder pursuant to federal withholding requirements, the Trustee or any Paying Agent, as applicable, shall indicate the amount withheld to such Certificateholder pursuant to the terms of such requirements.

ARTICLE XI


                            MISCELLANEOUS PROVISIONS

Section 11.01  Amendment.  (See Section 11.01 of the Standard Terms)

Section 11.02 Recordation of Agreement. Counterparts. (See Section 11.02 of the Standard Terms)

Section 11.03 Limitation on Rights of Certificateholders. (See Section 11.03 of the Standard Terms)

Section 11.04  Governing Laws.  (See Section 11.04 of the Standard Terms)

Section 11.05 Notices. All demands and notices hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by registered mail, postage prepaid (except for notices to the Trustee which shall be deemed to have been duly given only when received), to the appropriate address for each recipient listed in the table below or, in each case, such other address as may hereafter be furnished in writing to the Master Servicer, the Trustee and the Company, as applicable:

Recipient                         Address
Company                           8400 Normandale Lake Boulevard
                                  Suite 250, Minneapolis, Minnesota  55437,
                                  Attention: President
Master Servicer                   2255 N. Ontario Street, Suite 400
                                  Burbank, California 91504-2130,
                                  Attention: Managing Director/Master Servicing
Trustee                           U.S. Bank Corporate Trust Services
                                  U.S. Bank National Association
                                  U.S. Bank Corporate Trust Services
                                  60 Livingston Avenue
                                  EP-MN-WS3D
                                  St. Paul, Minnesota 55107-2292
Standard & Poor's                 55 Water Street
                                  New York, New York 10041
Moody's                           99 Church Street
                                  New York, New York 10007

Any notice required or permitted to be mailed to a Certificateholder shall be given by first class mail, postage prepaid, at the address of such Holder as shown in the Certificate Register. Any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the Certificateholder receives such notice.

Section 11.06  Required Notices to Rating Agency and Subservicer.

        The Company, the Master Servicer or the Trustee, as applicable, shall notify each Rating Agency and the Subservicer at such time as it is otherwise required pursuant to this Agreement to give notice of the occurrence of, any of the events described in clause (a), (b), (c), (d), (g), (h), (i) or (j) below or provide a copy to each Rating Agency at such time as otherwise required to be delivered pursuant to this Agreement of any of the statements described in clauses (e) and (f) below:

(a)     a material change or amendment to this Agreement,

(b)     the occurrence of an Event of Default,

(c) the termination or appointment of a successor Master Servicer or Trustee or a change in the majority ownership of the Trustee,

(d) the filing of any claim under the Master Servicer's blanket fidelity bond and the errors and omissions insurance policy required by Section
        3.12 or the cancellation or modification of coverage under any such instrument,

(e) the statement required to be delivered to the Holders of each Class of Certificates pursuant to Section 4.03,

(f) the statements required to be delivered pursuant to Sections 3.18 and 3.19,

(g)     a change in the  location of the  Custodial  Account or the  Certificate
        Account,

(h) the occurrence of any monthly cash flow shortfall to the Holders of any Class of Certificates resulting from the failure by the Master Servicer to make an Advance pursuant to Section 4.04,

(i)     the occurrence of the Final Distribution Date, and

(j)     the repurchase of or substitution for any Mortgage Loan,

provided, however, that with respect to notice of the occurrence of the events described in clauses (d), (g) or (h) above, the Master Servicer shall provide prompt written notice to each Rating Agency and the Subservicer of any such event known to the Master Servicer.

Section 11.07 Severability of Provisions. (See Section 11.07 of the Standard Terms)

Section 11.08 Supplemental Provisions for Resecuritization. (See Section 11.08 of the Standard Terms)

Section 11.09  Allocation of Voting Rights.

        96.0% of all Voting Rights shall be allocated among Holders of Certificates, other than the Interest Only Certificates and Residual Certificates, in proportion to the outstanding Certificate Principal Balances of their respective Certificates, 1.0% and 1.0% of all Voting Rights shall be allocated among the Holders of the Class A-5 Certificates and Class A-10 Certificates, respectively, in accordance with their respective Percentage Interests; 1.0% of all Voting Rights shall be allocated among the Holders of the Class A-V Certificates in accordance with their respective Percentage Interests; and 0.5% and 0.5% of all Voting Rights shall be allocated among the Holders of the Class R-I Certificates and Class R-II Certificates, respectively, in accordance with their respective Percentage Interests.

        IN WITNESS WHEREOF, the Company, the Master Servicer and the Trustee have caused their names to be signed hereto by their respective officers thereunto duly authorized and their respective seals, duly attested, to be hereunto affixed, all as of the day and year first above written.

[Seal]                                              RESIDENTIAL FUNDING MORTGAGE
                                                    SECURITIES I, INC.

Attest:_______________________________          By:/s/ Joe Orning
                                                     Name:  Joe Orning
                                                     Title:  Vice President

[Seal]


Attest:_______________________________          RESIDENTIAL FUNDING CORPORATION

                                                By:/s/ Benita Bjorgo
                                                     Name:  Benita Bjorgo
                                                     Title: Associate
[Seal]


Attest:_______________________________
                                                U.S.BANK  NATIONAL   ASSOCIATION
                                                    as Trustee

                                                By:/s/ Tamara Schultz-Fugh
                                                     Name:  Tamara Schultz-Fugh
                                                     Title: Vice President

STATE OF MINNESOTA    )
                             ) ss.:
COUNTY OF HENNEPIN    )

               On the 29th day of September, 2004 before me, a notary public in and for said State, personally appeared Joe Orning, known to me to be a Vice President of Residential Funding Mortgage Securities I, Inc., one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

               IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                                   Notary Public

                                                   _____________________


[Notarial Seal]

STATE OF MINNESOTA    )
                             ) ss.:
COUNTY OF HENNEPIN    )

               On the 29th day of September, 2004 before me, a notary public in and for said State, personally appeared Benita Bjorgo, known to me to be an Associate of Residential Funding Corporation, one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

               IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                                   Notary Public

                                                   _____________________


[Notarial Seal]

STATE OF ILLINOIS     )
                             ) ss.:
COUNTY OF COOK        )

On the 29th day of September, 2004 before me, a notary public in and for said State, personally appeared Tamara Schultz-Fugh, known to me to be a Vice-President of U.S. Bank National Association, the entity that executed the within instrument, and also known to me to be the person who executed it on behalf of said banking entity and acknowledged to me that such banking entity executed the within instrument.
               IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                                   Notary Public

                                                   _____________________


[Notarial Seal]

                                   EXHIBIT ONE
                             MORTGAGE LOAN SCHEDULE
                            (Available Upon Request)

Fixed Rate Loan
Loan Number   S/S Code    Payment Type       Original Bal       Loan Feature
                          Orig Term          Principal Bal      # of Units
                          Orig Rate          Original PI        LTV
                          Net Curr           Current PI
City          State  Zip  Loan Purp          Note Date          MI Co Code
Servicer Loan #           Prop Type          First Pay Date     MI Coverage
Seller Loan   #           Occup Code         Maturity Date
Investor Loan #
8460446       253/253     F                  354,000.00         ZZ
                          360                348,661.30         1
                          5.7500             2065.85            85
                          5.5000             2065.85
DECATUR       GA 30030    2                  06/27/03           19
475849                    05                 08/01/03           17.0000
475849                    O                  07/01/33
0

8621160       E82/G01     F                  473,800.00         ZZ
                          360                466,465.89         1
                          5.2500             2616.34            62
                          5.0000             2616.34
DOVER         MA 02030    2                  08/22/03           00
0400883294                05                 10/01/03           0.0000
0400883294                O                  09/01/33
0

8931069       E82/G01     F                  322,800.00         ZZ
                          360                320,411.62         1
                          5.7500             1883.77            58
                          5.5000             1883.77
GREENSBORO    GA 30642    2                  04/08/04           00
0400958716                05                 06/01/04           0.0000
0400958716                O                  05/01/34
0

8934167       E82/G01     F                  347,100.00         ZZ
                          360                345,639.98         1
                          5.7500             2025.58            48
                          5.5000             2025.58
SAN FRANCISCO CA 94127    2                  04/07/04           00
0400969200                05                 06/01/04           0.0000
0400969200                O                  05/01/34
0

8941085       E84/G01     F                  1,100,000.00       ZZ
                          360                1,079,601.88       1
                          5.3750             6159.68            31
                          5.1250             6159.68
LOS ANGELES   CA 90272    1                  05/14/03           00
0437748908                05                 07/01/03           0.0000
12061325                  O                  06/01/33
0

8945147       E82/G01     F                  347,300.00         ZZ
                          360                345,018.11         1
                          5.8750             2054.41            53
                          5.6250             2054.41
HASTINGS ON HUNY 10706    2                  04/08/04           00
0400954970                05                 06/01/04           0.0000
0400954970                O                  05/01/34
0

8953859       E82/G01     F                  380,700.00         ZZ
                          360                379,136.00         1
                          5.8750             2251.98            41
                          5.6250             2251.98
LEXINGTON     MA 02421    2                  04/13/04           00
0400951273                05                 06/01/04           0.0000
0400951273                O                  05/01/34
0

8954245       369/G01     F                  458,500.00         ZZ
                          360                455,395.14         1
                          5.7500             2675.68            90
                          5.5000             2675.68
MONROE        LA 71203    2                  02/13/04           14
0437761430                05                 04/01/04           25.0000
77444602                  O                  03/01/34
0

8956107       313/G01     F                  325,850.00         ZZ
                          360                324,171.91         1
                          5.8750             1927.53            75
                          5.6250             1927.53
PIONEER       CA 95666    5                  03/12/04           00
0437778194                05                 05/01/04           0.0000
10073773                  O                  04/01/34
0

8959553       E82/G01     F                  342,400.00         ZZ
                          360                340,925.47         1
                          5.6250             1971.05            69
                          5.3750             1971.05
MORGANVILLE   NJ 07751    2                  04/17/04           00
0400972097                05                 06/01/04           0.0000
0400972097                O                  05/01/34
0

8962843       E82/G01     F                  977,200.00         ZZ
                          360                973,185.43         1
                          5.8750             5780.51            56
                          5.6250             5780.51
ATLANTA       GA 30326    2                  04/19/04           00
0400960316                09                 06/01/04           0.0000
0400960316                O                  05/01/34
0

8979405       E82/G01     F                  392,500.00         ZZ
                          360                390,824.28         1
                          6.0000             2353.24            61
                          5.7500             2353.24
PACIFIC GROVE CA 93950    2                  04/23/04           00
0400951653                05                 06/01/04           0.0000
0400951653                O                  05/01/34
0

8983843       E82/G01     F                  236,500.00         ZZ
                          360                235,755.69         1
                          5.7500             1380.15            85
                          5.5000             1380.15
SAN DIEGO     CA 92139    2                  04/26/04           04
0400975348                03                 07/01/04           12.0000
0400975348                O                  06/01/34
0

8988441       E82/G01     F                  393,400.00         ZZ
                          360                392,190.83         1
                          5.8750             2327.11            52
                          5.6250             2327.11
WINSTON SALEM NC 27104    2                  04/28/04           00
0400980603                05                 07/01/04           0.0000
0400980603                O                  06/01/34
0

8992849       E82/G01     F                  221,700.00         ZZ
                          360                219,995.07         1
                          5.7500             1293.78            63
                          5.5000             1293.78
LOS ANGELES   CA 90045    2                  04/29/04           00
0400975900                05                 07/01/04           0.0000
0400975900                O                  06/01/34
0

8998885       E82/G01     F                  466,800.00         ZZ
                          360                465,398.92         1
                          6.0000             2798.70            80
                          5.7500             2798.70
NORTHBROOK    IL 60062    2                  05/04/04           00
0400980470                05                 07/01/04           0.0000
0400980470                O                  06/01/34
0

8998909       E82/G01     F                  241,000.00         ZZ
                          360                240,197.93         1
                          5.6250             1387.33            51
                          5.3750             1387.33
GROVELAND     FL 34736    2                  05/04/04           00
0400967881                05                 07/01/04           0.0000
0400967881                O                  06/01/34
0

9000725       E82/G01     F                  242,900.00         ZZ
                          360                241,853.96         1
                          5.6250             1398.27            54
                          5.3750             1398.27
OLD BETHPAGE  NY 11804    2                  04/21/04           00
0400975439                05                 06/01/04           0.0000
0400975439                O                  05/01/34
0

9007831       E82/G01     F                  191,000.00         ZZ
                          360                190,412.92         1
                          5.8750             1129.84            68
                          5.6250             1129.84
NORTH PORT    FL 34286    2                  05/05/04           00
0400976478                05                 07/01/04           0.0000
0400976478                O                  06/01/34
0

9007881       E82/G01     F                  448,600.00         ZZ
                          360                447,221.16         1
                          5.8750             2653.64            34
                          5.6250             2653.64
CONCORD       MA 01742    2                  05/05/04           00
0400978995                05                 07/01/04           0.0000
0400978995                O                  06/01/34
0

9008565       E22/G01     F                  209,000.00         TX
                          240                207,616.00         1
                          5.8750             1482.31            80
                          5.6250             1482.31
SAN ANTONIO   TX 78209    5                  05/03/04           00
0420618548                05                 07/01/04           0.0000
0420618548                O                  06/01/24
0

9010891       E82/G01     F                  399,900.00         ZZ
                          360                398,670.85         1
                          5.8750             2365.56            48
                          5.6250             2365.56
SIMI VALLEY   CA 93065    2                  05/03/04           00
0400964482                03                 07/01/04           0.0000
0400964482                O                  06/01/34
0

9017125       E82/G01     F                  406,000.00         ZZ
                          360                404,722.22         1
                          5.7500             2369.31            32
                          5.5000             2369.31
LEXINGTON PARKMD 20667    2                  05/07/04           00
0400964839                05                 07/01/04           0.0000
0400964839                O                  06/01/34
0

9018133       550/550     F                  2,000,000.00       ZZ
                          360                1,994,110.47       1
                          6.1000             12119.90           72
                          5.8500             12119.90
GREENWICH     CT 06831    1                  05/12/04           00
120709576                 05                 07/01/04           0.0000
120709576                 O                  06/01/34
0

9021727       E82/G01     F                  134,500.00         ZZ
                          360                134,105.80         1
                          6.1250             817.24             38
                          5.8750             817.24
ARLINGTON     VA 22206    2                  05/12/04           00
0402000079                01                 07/01/04           0.0000
0402000079                O                  06/01/34
0

9021735       E82/G01     F                  350,400.00         ZZ
                          360                347,337.17         1
                          5.8750             2072.75            62
                          5.6250             2072.75
WALNUT CREEK  CA 94598    2                  05/07/04           00
0400979860                03                 07/01/04           0.0000
0400979860                O                  06/01/34
0

9029403       E82/G01     F                  455,500.00         ZZ
                          360                454,132.83         1
                          6.0000             2730.95            51
                          5.7500             2730.95
RANCHO PALOS VCA 90275    2                  05/05/04           00
0400980710                05                 07/01/04           0.0000
0400980710                O                  06/01/34
0

9032282       E82/G01     F                  999,900.00         ZZ
                          360                993,154.09         1
                          6.2500             6156.56            53
                          6.0000             6156.56
BOUNTIFUL     UT 84010    2                  01/09/04           00
0400934915                05                 03/01/04           0.0000
0400934915                O                  02/01/34
0

9035447       E82/G01     F                  320,000.00         ZZ
                          360                318,992.89         1
                          5.7500             1867.43            65
                          5.5000             1867.43
ATLANTA       GA 30350    2                  05/14/04           00
0400967600                05                 07/01/04           0.0000
0400967600                O                  06/01/34
0

9035499       E82/G01     F                  398,000.00         ZZ
                          360                395,640.21         1
                          5.7500             2322.62            30
                          5.5000             2322.62
GLEN GARDNER  NJ 08826    2                  05/17/04           00
0400978110                05                 07/01/04           0.0000
0400978110                O                  06/01/34
0

9039467       E82/G01     F                  304,500.00         ZZ
                          360                303,607.61         1
                          6.1250             1850.17            58
                          5.8750             1850.17
CERRITOS      CA 90703    2                  05/15/04           00
0400983888                05                 07/01/04           0.0000
0400983888                O                  06/01/34
0

9039471       E82/G01     F                  360,900.00         ZZ
                          360                359,737.10         1
                          5.6250             2077.54            52
                          5.3750             2077.54
ALEXANDRIA    VA 22314    2                  05/19/04           00
0400977245                09                 07/01/04           0.0000
0400977245                O                  06/01/34
0

9042461       Y69/G01     F                  428,000.00         ZZ
                          360                426,282.86         1
                          6.0000             2566.08            77
                          5.7500             2566.08
BIRMINGHAM    AL 35222    2                  04/09/04           00
0437903834                05                 06/01/04           0.0000
5010003191                O                  05/01/34
0

9042793       E82/G01     F                  289,650.00         ZZ
                          360                288,759.72         1
                          5.8750             1713.39            43
                          5.6250             1713.39
SCOTTSDALE    AZ 85262    2                  05/20/04           00
0400981411                05                 07/01/04           0.0000
0400981411                O                  06/01/34
0

9042803       E82/G01     F                  398,600.00         ZZ
                          360                397,315.60         1
                          5.6250             2294.57            34
                          5.3750             2294.57
CHARLOTTESVILLVA 22903    2                  05/20/04           00
0400962692                03                 07/01/04           0.0000
0400962692                O                  06/01/34
0

9046429       E82/G01     F                  364,200.00         ZZ
                          360                363,132.62         1
                          6.1250             2212.92            41
                          5.8750             2212.92
MALVERN       PA 19355    2                  05/19/04           00
0400988614                05                 07/01/04           0.0000
0400988614                O                  06/01/34
0

9046537       E82/G01     F                  131,100.00         ZZ
                          360                130,671.52         1
                          6.2500             807.21             59
                          6.0000             807.21
SOUTH WELLFLEEMA 02663    2                  05/18/04           00
0400987624                05                 07/01/04           0.0000
0400987624                O                  06/01/34
0

9051027       Y94/G01     F                  478,000.00         ZZ
                          360                476,565.30         1
                          6.0000             2865.85            70
                          5.7500             2865.85
SAN CLEMENTE  CA 92673    5                  05/13/04           00
0437920341                01                 07/01/04           0.0000
000010839                 O                  06/01/34
0

9058993       E82/G01     F                  479,800.00         ZZ
                          360                478,359.90         1
                          6.0000             2876.64            59
                          5.7500             2876.64
EL CAJON      CA 92020    2                  05/20/04           00
0400982815                05                 07/01/04           0.0000
0400982815                O                  06/01/34
0

9059097       E82/G01     F                  250,000.00         ZZ
                          360                249,213.21         1
                          5.7500             1458.93            59
                          5.5000             1458.93
OAK RIDGE     NJ 07438    2                  05/24/04           00
0400977658                05                 07/01/04           0.0000
0400977658                O                  06/01/34
0

9059249       E82/G01     F                  399,800.00         ZZ
                          360                398,600.02         1
                          6.0000             2397.00            67
                          5.7500             2397.00
RANCHO CUCAMONCA 91739    2                  05/21/04           00
0400983078                05                 07/01/04           0.0000
0400983078                O                  06/01/34
0

9061679       E82/G01     F                  370,000.00         ZZ
                          360                368,626.66         1
                          6.0000             2218.34            74
                          5.7500             2218.34
ALBUQUERQUE   NM 87111    2                  05/25/04           00
0400981403                03                 08/01/04           0.0000
0400981403                O                  07/01/34
0

9065723       E82/G01     F                  231,000.00         ZZ
                          360                230,557.79         3
                          6.2500             1422.31            75
                          6.0000             1422.31
BURBANK       CA 91505    2                  05/24/04           00
0400987046                05                 08/01/04           0.0000
0400987046                O                  07/01/34
0

9065727       E82/G01     F                  553,600.00         ZZ
                          360                552,441.25         1
                          5.7500             3230.66            62
                          5.5000             3230.66
FORT COLLINS  CO 80524    2                  05/27/04           00
0400979480                05                 08/01/04           0.0000
0400979480                O                  07/01/34
0

9068685       E22/G01     F                  260,000.00         TX
                          360                259,238.00         1
                          6.1250             1579.79            55
                          5.8750             1579.79
DALLAS        TX 75225    5                  05/26/04           00
0420773376                05                 07/01/04           0.0000
0420773376                O                  06/01/34
0

9073451       E22/G01     F                  200,000.00         TX
                          360                199,385.27         1
                          5.8750             1183.08            72
                          5.6250             1183.08
GRAPEVINE     TX 76051    5                  05/27/04           00
0420650848                05                 07/01/04           0.0000
0420650848                O                  06/01/34
0

9074567       E82/G01     F                  237,900.00         ZZ
                          360                237,436.36         1
                          6.1250             1445.51            68
                          5.8750             1445.51
CRESTLINE     CA 92325    2                  05/27/04           00
0400983102                05                 08/01/04           0.0000
0400983102                O                  07/01/34
0

9074581       E82/G01     F                  399,000.00         ZZ
                          360                398,184.41         2
                          5.8750             2360.24            44
                          5.6250             2360.24
SAN FRANCISCO CA 94114    2                  05/27/04           00
0400965224                05                 08/01/04           0.0000
0400965224                O                  07/01/34
0

9078060       E82/G01     F                  250,900.00         ZZ
                          360                249,082.84         1
                          5.8750             1484.17            70
                          5.6250             1484.17
MONTEREY PARK CA 91754    2                  01/22/04           00
0400939716                05                 03/01/04           0.0000
0400939716                O                  02/01/34
0

9078070       E82/G01     F                  287,000.00         ZZ
                          360                284,921.42         1
                          5.8750             1697.71            64
                          5.6250             1697.71
SAN FRANCISCO CA 94127    2                  01/22/04           00
0400945408                05                 03/01/04           0.0000
0400945408                O                  02/01/34
0

9079017       E82/G01     F                  503,200.00         ZZ
                          360                502,121.58         1
                          5.6250             2896.70            72
                          5.3750             2896.70
SAN LUIS OBISPCA 93401    2                  05/28/04           00
0400975926                05                 08/01/04           0.0000
0400975926                O                  07/01/34
0

9079027       E82/G01     F                  338,200.00         ZZ
                          360                337,475.19         1
                          5.6250             1946.87            46
                          5.3750             1946.87
SACRAMENTO    CA 95864    2                  05/28/04           00
0400973251                05                 08/01/04           0.0000
0400973251                O                  07/01/34
0

9079609       E82/G01     F                  442,000.00         ZZ
                          360                441,052.74         1
                          5.6250             2544.40            60
                          5.3750             2544.40
BRENTWOOD     TN 37027    2                  06/03/04           00
0400974689                05                 08/01/04           0.0000
0400974689                O                  07/01/34
0

9085371       E82/G01     F                  399,000.00         ZZ
                          360                398,184.41         1
                          5.8750             2360.24            24
                          5.6250             2360.24
MARINA DEL REYCA 90292    2                  05/27/04           00
0400984225                05                 08/01/04           0.0000
0400984225                O                  07/01/34
0

9089293       E22/G01     F                  1,000,000.00       ZZ
                          360                998,051.16         1
                          6.1250             6076.11            72
                          5.8750             6076.11
ORONO         MN 55391    1                  06/08/04           00
0420519225                05                 08/01/04           0.0000
0420519225                O                  07/01/34
0

9100365       696/G01     F                  1,000,000.00       ZZ
                          360                997,069.27         1
                          6.1250             6076.11            75
                          5.8750             6076.11
WASHINGTON    DC 20007    1                  05/28/04           00
0437960867                07                 07/01/04           0.0000
30104027                  O                  06/01/34
0

9100401       E82/G01     F                  422,000.00         ZZ
                          360                421,095.60         1
                          5.6250             2429.27            68
                          5.3750             2429.27
NORTH HAMPTON NH 03862    2                  06/09/04           00
0400974440                05                 08/01/04           0.0000
0400974440                O                  07/01/34
0

9100409       E82/G01     F                  390,300.00         ZZ
                          360                389,575.10         1
                          6.3750             2434.96            73
                          6.1250             2434.96
COLORADO SPRINCO 80906    2                  06/09/04           00
0400989661                05                 08/01/04           0.0000
0400989661                O                  07/01/34
0

9107467       E82/G01     F                  341,500.00         ZZ
                          360                340,834.47         1
                          6.1250             2074.99            80
                          5.8750             2074.99
SACRAMENTO    CA 95835    2                  06/08/04           00
0400982401                03                 08/01/04           0.0000
0400982401                O                  07/01/34
0

9107469       E82/G01     F                  381,400.00         ZZ
                          360                380,708.55         1
                          6.5000             2410.71            90
                          6.2500             2410.71
MILLBROOK     AL 36054    2                  06/11/04           04
0400985339                05                 08/01/04           25.0000
0400985339                O                  07/01/34
0

9107493       E82/G01     F                  181,500.00         ZZ
                          360                181,146.30         1
                          6.1250             1102.81            70
                          5.8750             1102.81
CHICAGO       IL 60622    2                  06/10/04           00
0400983326                05                 08/01/04           0.0000
0400983326                O                  07/01/34
0

9109291       U42/G01     F                  44,000.00          TX
                          360                43,896.40          1
                          7.2500             300.16             74
                          7.0000             300.16
SAN ANTONIO   TX 78260    5                  05/24/04           00
0438012692                05                 07/01/04           0.0000
49300939                  O                  06/01/34
0

9109502       E82/G01     F                  198,000.00         ZZ
                          360                196,773.89         1
                          5.8750             1171.24            80
                          5.6250             1171.24
MONTROSE      CO 81401    2                  02/06/04           00
0400949111                05                 04/01/04           0.0000
0400949111                O                  03/01/34
0

9113997       550/550     F                  2,000,000.00       ZZ
                          360                1,996,231.21       1
                          6.3000             12379.46           35
                          6.0500             12379.46
SAN RAFAEL    CA 94901    1                  06/15/04           00
120719088                 05                 08/01/04           0.0000
120719088                 O                  07/01/34
0

9119143       E22/G01     F                  104,000.00         ZZ
                          360                103,824.74         3
                          6.8750             683.21             80
                          6.6250             683.21
PATERSON      NJ 07504    1                  06/17/04           00
0420970758                05                 08/01/04           0.0000
0420970758                O                  07/01/34
0

9124172       E82/G01     F                  189,700.00         ZZ
                          360                188,525.23         1
                          5.8750             1122.15            67
                          5.6250             1122.15
GRAPEVINE     TX 76051    2                  02/11/04           00
0400943916                03                 04/01/04           0.0000
0400943916                O                  03/01/34
0

9124905       E82/G01     F                  519,000.00         ZZ
                          360                518,012.55         1
                          6.2500             3195.57            59
                          6.0000             3195.57
BROOKLYN      NY 11209    2                  06/14/04           00
0400989158                05                 08/01/04           0.0000
0400989158                O                  07/01/34
0

9125845       E82/G01     F                  335,500.00         ZZ
                          360                334,830.35         1
                          6.0000             2011.49            80
                          5.7500             2011.49
BELLMORE      NY 11710    2                  06/13/04           00
0400981288                05                 08/01/04           0.0000
0400981288                O                  07/01/34
0

9128799       E82/G01     F                  174,000.00         ZZ
                          360                173,692.13         1
                          6.6250             1114.14            70
                          6.3750             1114.14
JACKSONVILLE  FL 32206    2                  06/15/04           00
0400994083                05                 08/01/04           0.0000
0400994083                O                  07/01/34
0

9128817       E82/G01     F                  329,100.00         ZZ
                          360                328,488.74         1
                          6.3750             2053.16            68
                          6.1250             2053.16
CHINO HILLS   CA 91709    2                  06/16/04           00
0400990339                05                 08/01/04           0.0000
0400990339                O                  07/01/34
0

9134853       E82/G01     F                  538,700.00         ZZ
                          360                537,572.43         1
                          5.7500             3143.71            65
                          5.5000             3143.71
BETHESDA      MD 20816    2                  06/17/04           00
0400977807                05                 08/01/04           0.0000
0400977807                O                  07/01/34
0

9134875       E82/G01     F                  236,500.00         ZZ
                          360                236,039.10         1
                          6.1250             1437.00            53
                          5.8750             1437.00
FAIRFIELD     CA 94534    2                  06/17/04           00
0400986428                05                 08/01/04           0.0000
0400986428                O                  07/01/34
0

9138137       550/550     F                  900,000.00         ZZ
                          360                898,490.85         1
                          6.9000             5927.41            65
                          6.6500             5927.41
MANHATTAN BEACCA 90266    5                  06/17/04           00
120718845                 01                 08/01/04           0.0000
120718845                 O                  07/01/34
0

9139775       E82/G01     F                  354,500.00         ZZ
                          360                353,825.51         1
                          6.2500             2182.72            79
                          6.0000             2182.72
TALLAHASSEE   FL 32309    2                  06/21/04           00
0400986816                05                 08/01/04           0.0000
0400986816                O                  07/01/34
0

9148641       E82/G01     F                  378,000.00         ZZ
                          360                377,297.94         1
                          6.3750             2358.23            63
                          6.1250             2358.23
YORBA LINDA   CA 92886    2                  06/21/04           00
0400990602                05                 08/01/04           0.0000
0400990602                O                  07/01/34
0

9148643       E82/G01     F                  355,200.00         ZZ
                          360                354,491.03         1
                          6.0000             2129.60            38
                          5.7500             2129.60
SANTA MONICA  CA 90402    2                  06/21/04           00
0400984464                05                 08/01/04           0.0000
0400984464                O                  07/01/34
0

9148651       E82/G01     F                  426,000.00         ZZ
                          360                424,415.88         1
                          6.3750             2657.69            54
                          6.1250             2657.69
NEWTOWN       CT 06470    2                  06/24/04           00
0400989570                05                 08/01/04           0.0000
0400989570                O                  07/01/34
0

9151817       E82/G01     F                  408,200.00         ZZ
                          360                407,477.72         1
                          6.6250             2613.75            70
                          6.3750             2613.75
RANCHO CUCAMONCA 91737    2                  06/23/04           00
0400995577                05                 08/01/04           0.0000
0400995577                O                  07/01/34
0

9152331       E22/G01     F                  500,000.00         ZZ
                          360                499,025.58         1
                          6.1250             3038.05            48
                          5.8750             3038.05
SARATOGA      CA 95070    1                  06/24/04           00
0421294026                05                 08/01/04           0.0000
0421294026                O                  07/01/34
0

9153933       E22/G01     F                  435,000.00         ZZ
                          360                434,152.24         1
                          6.1250             2643.11            53
                          5.8750             2643.11
SIMI VALLEY   CA 93063    1                  06/03/04           00
0421056649                05                 08/01/04           0.0000
0421056649                O                  07/01/34
0

9156439       E22/G01     F                  360,000.00         ZZ
                          360                359,331.37         1
                          6.3750             2245.93            63
                          6.1250             2245.93
HUNTINGTON BEACA 92647    5                  06/24/04           00
0421212911                05                 08/01/04           0.0000
0421212911                O                  07/01/34
0

9156679       E82/G01     F                  710,600.00         ZZ
                          360                708,892.69         1
                          6.6250             4550.05            60
                          6.3750             4550.05
COTO DE CAZA  CA 92679    2                  06/25/04           00
0400995825                03                 08/01/04           0.0000
0400995825                O                  07/01/34
0

9159738       E82/G01     F                  337,000.00         ZZ
                          360                333,280.55         1
                          6.0000             2020.49            66
                          5.7500             2020.49
CARLSBAD      CA 92009    2                  02/25/04           00
0400951620                03                 05/01/04           0.0000
0400951620                O                  04/01/34
0

9159776       E82/G01     F                  361,500.00         ZZ
                          360                359,725.21         1
                          6.1250             2196.51            68
                          5.8750             2196.51
GILROY        CA 95020    2                  02/25/04           00
0400954319                05                 05/01/04           0.0000
0400954319                O                  04/01/34
0

9160341       E82/G01     F                  562,700.00         ZZ
                          360                561,522.21         1
                          5.7500             3283.76            70
                          5.5000             3283.76
NASHVILLE     TN 37215    2                  06/23/04           00
0400980645                05                 08/01/04           0.0000
0400980645                O                  07/01/34
0

9162801       Q57/G01     F                  471,500.00         ZZ
                          360                470,624.26         1
                          6.3750             2941.55            75
                          6.1250             2941.55
ELMHURST      IL 60126    1                  06/28/04           00
0438119059                05                 08/01/04           0.0000
36002598                  O                  07/01/34
0

9165281       E82/G01     F                  390,000.00         ZZ
                          360                389,647.43         1
                          6.5000             2465.07            55
                          6.2500             2465.07
MC LEAN       VA 22101    5                  06/30/04           00
0402000657                05                 09/01/04           0.0000
0402000657                O                  08/01/34
0

9165301       E82/G01     F                  372,900.00         ZZ
                          360                372,173.27         1
                          6.1250             2265.78            50
                          5.8750             2265.78
CASTROVILLE   CA 95012    2                  06/25/04           00
0400984274                05                 08/01/04           0.0000
0400984274                O                  07/01/34
0

9165303       E82/G01     F                  409,000.00         ZZ
                          360                408,602.47         1
                          6.1250             2485.13            81
                          5.8750             2485.13
SAN JOSE      CA 95128    2                  06/30/04           10
0400987582                05                 09/01/04           12.0000
0400987582                O                  08/01/34
0

9165339       E22/G01     F                  244,550.00         TX
                          360                244,127.70         1
                          6.7500             1586.15            73
                          6.5000             1586.15
SAN ANTONIO   TX 78209    5                  06/28/04           00
0421278599                05                 08/01/04           0.0000
0421278599                O                  07/01/34
0

9165375       E22/G01     F                  103,400.00         ZZ
                          360                103,301.89         1
                          6.2500             636.65             67
                          6.0000             636.65
OAK ISLAND    NC 28465    2                  06/30/04           00
0420391484                05                 09/01/04           0.0000
0420391484                O                  08/01/34
0

9169135       E22/G01     F                  154,500.00         ZZ
                          360                154,226.63         1
                          6.6250             989.28             86
                          6.3750             989.28
SURPRISE      AZ 85374    2                  07/01/04           10
0421165325                05                 08/01/04           25.0000
0421165325                O                  07/01/34
0

9169167       E22/G01     F                  371,900.00         ZZ
                          360                371,555.55         1
                          6.3750             2320.17            80
                          6.1250             2320.17
ROCKVILLE     MD 20850    1                  07/07/04           00
0421179524                09                 09/01/04           0.0000
0421179524                O                  08/01/34
0

9170775       X64/G01     F                  418,400.00         ZZ
                          360                418,003.01         1
                          6.2500             2576.16            80
                          6.0000             2576.16
WEST BLOOMFIELMI 48322    1                  07/09/04           00
0438090086                05                 09/01/04           0.0000
0000030063                O                  08/01/34
0

9171567       E22/G01     F                  394,210.00         ZZ
                          360                393,862.20         1
                          6.6250             2524.17            80
                          6.3750             2524.17
COLORADO SPRINCO 80918    1                  07/08/04           00
0420916967                03                 09/01/04           0.0000
0420916967                O                  08/01/34
0

9171973       E82/G01     F                  273,800.00         ZZ
                          360                273,558.43         1
                          6.6250             1753.17            49
                          6.3750             1753.17
BREA          CA 92821    2                  07/02/04           00
0400999207                05                 09/01/04           0.0000
0400999207                O                  08/01/34
0

9173161       E22/G01     F                  151,000.00         ZZ
                          360                150,856.73         1
                          6.2500             929.73             56
                          6.0000             929.73
SPARKS        NV 89436    1                  07/01/04           00
0421362484                03                 09/01/04           0.0000
0421362484                O                  08/01/34
0

9173374       E82/G01     F                  268,500.00         ZZ
                          360                263,506.89         1
                          5.8750             1588.28            44
                          5.6250             1588.28
PALO ALTO     CA 94306    2                  02/28/04           00
0400949236                05                 05/01/04           0.0000
0400949236                O                  04/01/34
0

9173430       E82/G01     F                  349,000.00         ZZ
                          360                344,225.07         1
                          5.8750             2064.47            68
                          5.6250             2064.47
TUSTIN        CA 92782    2                  02/27/04           00
0400948295                03                 05/01/04           0.0000
0400948295                O                  04/01/34
0

9175381       W68/G01     F                  372,000.00         ZZ
                          360                371,292.22         1
                          6.2500             2290.47            80
                          6.0000             2290.47
FAIR OAKS RANCTX 78015    1                  06/14/04           00
0438080780                03                 08/01/04           0.0000
061404                    O                  07/01/34
0

9175421       696/G01     F                  960,000.00         ZZ
                          360                959,132.15         1
                          6.5000             6067.85            80
                          6.2500             6067.85
CHEVY CHASE   MD 20815    1                  07/08/04           00
0438081846                05                 09/01/04           0.0000
31804419                  O                  08/01/34
0

9175697       E23/G01     F                  392,000.00         ZZ
                          360                391,277.41         1
                          6.6250             2510.02            80
                          6.3750             2510.02
WINDSOR       CA 95492    1                  06/25/04           00
0438106452                05                 08/01/04           0.0000
62013190                  O                  07/01/34
0

9178047       M45/G01     F                  436,619.00         ZZ
                          360                435,726.50         1
                          5.8750             2582.77            80
                          5.6250             2582.77
ROSWELL       GA 30076    1                  06/23/04           00
0438090813                03                 08/01/04           0.0000
A0686326                  O                  07/01/34
0

9180987       E11/G01     F                  473,300.00         ZZ
                          360                472,861.63         1
                          6.3750             2952.78            80
                          6.1250             2952.78
SHOREWOOD     MN 55331    1                  07/09/04           00
0438093882                05                 09/01/04           0.0000
0010001072125             O                  08/01/34
0

9181150       E82/G01     F                  369,000.00         ZZ
                          360                367,100.45         1
                          5.8750             2182.77            43
                          5.6250             2182.77
LIVERMORE     CA 94550    2                  03/03/04           00
0400957809                03                 05/01/04           0.0000
0400957809                O                  04/01/34
0

9183609       E22/G01     F                  390,000.00         ZZ
                          360                389,629.95         1
                          6.2500             2401.30            70
                          6.0000             2401.30
LOS ANGELES   CA 90008    5                  07/02/04           00
0420966996                05                 09/01/04           0.0000
0420966996                O                  08/01/34
0

9183859       E22/G01     F                  418,000.00         ZZ
                          360                417,603.38         1
                          6.2500             2573.70            67
                          6.0000             2573.70
SAN FRANCISCO CA 94112    1                  06/29/04           00
0421313149                07                 09/01/04           0.0000
0421313149                O                  08/01/34
0

9189698       E82/G01     F                  345,500.00         ZZ
                          360                343,721.42         1
                          5.8750             2043.76            51
                          5.6250             2043.76
DANVILLE      CA 94526    2                  03/05/04           00
0400949897                05                 05/01/04           0.0000
0400949897                O                  04/01/34
0

9193671       U05/G01     F                  245,000.00         ZZ
                          360                244,544.96         1
                          6.3750             1528.48            70
                          6.1250             1528.48
LAS VEGAS     NV 89134    2                  06/25/04           00
0438091134                01                 08/01/04           0.0000
3000643452                O                  07/01/34
0

9196237       E22/G01     F                  460,800.00         ZZ
                          360                460,341.27         1
                          6.0000             2762.73            80
                          5.7500             2762.73
SAN LUIS OBISPCA 93405    2                  06/30/04           00
0420935223                05                 09/01/04           0.0000
0420935223                O                  08/01/34
0

9196291       E82/G01     F                  321,500.00         ZZ
                          360                320,810.97         1
                          5.6250             1850.74            37
                          5.3750             1850.74
AGOURA        CA 91301    2                  06/11/04           00
0400970208                03                 08/01/04           0.0000
0400970208                O                  07/01/34
0

9196451       E22/G01     F                  385,000.00         ZZ
                          360                384,651.96         1
                          6.5000             2433.46            64
                          6.2500             2433.46
ROSELAND      NJ 07068    1                  07/13/04           00
0421258682                05                 09/01/04           0.0000
0421258682                O                  08/01/34
0

9198841       E22/G01     F                  180,000.00         ZZ
                          360                179,829.21         1
                          6.2500             1108.29            46
                          6.0000             1108.29
LYNNWOOD      WA 98037    1                  07/09/04           00
0421441262                03                 09/01/04           0.0000
0421441262                O                  08/01/34
0

9199043       E22/G01     F                  119,000.00         ZZ
                          360                118,892.42         1
                          6.5000             752.16             78
                          6.2500             752.16
LA PINE       OR 97739    2                  07/07/04           00
0421250317                05                 09/01/04           0.0000
0421250317                O                  08/01/34
0

9199105       E22/G01     F                  910,000.00         TX
                          360                909,157.16         1
                          6.3750             5677.22            70
                          6.1250             5677.22
DALLAS        TX 75230    5                  07/09/04           00
0421305756                05                 09/01/04           0.0000
0421305756                O                  08/01/34
0

9199283       E22/G01     F                  69,500.00          ZZ
                          360                69,432.45          1
                          6.1250             422.29             77
                          5.8750             422.29
ALBUQUERQUE   NM 87121    2                  07/09/04           00
0421359530                05                 09/01/04           0.0000
0421359530                O                  08/01/34
0

9201327       E22/G01     F                  180,000.00         ZZ
                          360                179,825.05         1
                          6.1250             1093.70            55
                          5.8750             1093.70
LAKE FOREST PAWA 98155    1                  07/09/04           00
0421171356                05                 09/01/04           0.0000
0421171356                O                  08/01/34
0

9201343       E22/G01     F                  460,000.00         ZZ
                          360                459,594.15         1
                          6.6250             2945.43            80
                          6.3750             2945.43
SAN LEANDRO   CA 94577    1                  07/06/04           00
0421197781                05                 09/01/04           0.0000
0421197781                O                  08/01/34
0

9201409       E22/G01     F                  490,000.00         ZZ
                          360                489,535.07         1
                          6.2500             3017.01            70
                          6.0000             3017.01
ENCINITAS     CA 92024    1                  06/29/04           00
0421292897                05                 09/01/04           0.0000
0421292897                O                  08/01/34
0

9201561       E22/G01     F                  523,900.00         ZZ
                          360                523,390.80         1
                          6.1250             3183.27            80
                          5.8750             3183.27
ISSAQUAH      WA 98029    1                  07/12/04           00
0421416819                03                 09/01/04           0.0000
0421416819                O                  08/01/34
0

9201563       E82/G01     F                  362,000.00         ZZ
                          360                361,680.61         1
                          6.6250             2317.93            49
                          6.3750             2317.93
PRESCOTT      AZ 86303    2                  07/13/04           00
0401001359                05                 09/01/04           0.0000
0401001359                O                  08/01/34
0

9201567       E22/G01     F                  420,000.00         ZZ
                          360                419,591.79         1
                          6.1250             2551.96            75
                          5.8750             2551.96
ALTADENA      CA 91001    1                  07/07/04           00
0421417189                05                 09/01/04           0.0000
0421417189                O                  08/01/34
0

9212868       E82/G01     F                  339,000.00         ZZ
                          360                336,570.61         1
                          5.8750             2005.31            64
                          5.6250             2005.31
CAMERON PARK  CA 95682    2                  03/17/04           00
0400958351                05                 05/01/04           0.0000
0400958351                O                  04/01/34
0

9213799       E22/G01     F                  450,000.00         ZZ
                          360                449,573.02         1
                          6.2500             2770.73            55
                          6.0000             2770.73
ARROYO GRANDE CA 93420    2                  07/09/04           00
0421248865                03                 09/01/04           0.0000
0421248865                O                  08/01/34
0

9213885       E22/G01     F                  167,000.00         ZZ
                          360                166,779.51         1
                          6.2500             1028.25            69
                          6.0000             1028.25
SOUTH ELGIN   IL 60177    1                  07/16/04           00
0421284928                05                 09/01/04           0.0000
0421284928                O                  08/01/34
0

9214273       E22/G01     F                  181,200.00         ZZ
                          360                181,023.89         1
                          6.1250             1100.99            46
                          5.8750             1100.99
SALINAS       CA 93905    5                  07/09/04           00
0421401563                05                 09/01/04           0.0000
0421401563                O                  08/01/34
0

9215887       696/G01     F                  410,000.00         ZZ
                          360                409,620.26         1
                          6.3750             2557.87            64
                          6.1250             2557.87
BETHESDA      MD 20817    1                  07/15/04           00
0438111197                05                 09/01/04           0.0000
32904135                  O                  08/01/34
0

9216505       W08/G01     F                  628,000.00         ZZ
                          360                627,418.35         1
                          6.3750             3917.90            80
                          6.1250             3917.90
CORAL GABLES  FL 33146    1                  07/12/04           00
0438158685                05                 09/01/04           0.0000
045227M                   O                  08/01/34
0

9218941       E22/G01     F                  147,750.00         ZZ
                          360                147,609.81         1
                          6.2500             909.72             75
                          6.0000             909.72
ALLEN PARK    MI 48101    2                  07/13/04           00
0421356635                05                 09/01/04           0.0000
0421356635                O                  08/01/34
0

9219039       E22/G01     F                  537,000.00         ZZ
                          360                536,478.07         1
                          6.1250             3262.87            64
                          5.8750             3262.87
SAN RAMON     CA 94583    2                  07/07/04           00
0421401738                05                 09/01/04           0.0000
0421401738                O                  08/01/34
0

9219505       E22/G01     F                  210,000.00         ZZ
                          360                209,778.22         1
                          6.1250             1275.98            75
                          5.8750             1275.98
SIMI VALLEY   CA 93063    5                  07/09/04           00
0421305889                01                 09/01/04           0.0000
0421305889                O                  08/01/34
0

9219533       E22/G01     F                  171,000.00         ZZ
                          360                170,837.74         1
                          6.2500             1052.88            46
                          6.0000             1052.88
MIDDLETOWN TOWNJ 07737    2                  07/14/04           00
0421280314                05                 09/01/04           0.0000
0421280314                O                  08/01/34
0

9225499       E22/G01     F                  125,000.00         ZZ
                          360                124,884.22         1
                          6.3750             779.84             50
                          6.1250             779.84
CULVER CITY   CA 90230    5                  07/09/04           00
0421221326                01                 09/01/04           0.0000
0421221326                O                  08/01/34
0

9225597       E22/G01     F                  392,000.00         ZZ
                          360                391,536.93         1
                          6.3750             2445.57            80
                          6.1250             2445.57
BRISBANE      CA 94005    1                  07/12/04           00
0421306267                01                 09/01/04           0.0000
0421306267                O                  08/01/34
0

9225763       E22/G01     F                  76,000.00          TX
                          360                75,932.94          1
                          6.6250             486.64             65
                          6.3750             486.64
DALLAS        TX 75208    5                  07/09/04           00
0421372285                05                 09/01/04           0.0000
0421372285                O                  08/01/34
0

9227051       X05/G01     F                  550,000.00         ZZ
                          360                549,490.60         1
                          6.3750             3431.28            65
                          6.1250             3431.28
SAN LUIS OBISPCA 93401    5                  07/09/04           00
0438151425                05                 09/01/04           0.0000
07406165                  O                  08/01/34
0

9227055       X05/G01     F                  383,200.00         ZZ
                          360                382,827.56         1
                          6.1250             2328.36            80
                          5.8750             2328.36
COSTA MESA    CA 92627    1                  07/09/04           00
0438149999                01                 09/01/04           0.0000
11406096                  O                  08/01/34
0

9227069       X05/G01     F                  413,600.00         ZZ
                          360                412,831.80         1
                          6.3750             2580.33            80
                          6.1250             2580.33
SEATTLE       WA 98115    1                  07/01/04           00
0438134850                05                 08/01/04           0.0000
09406215                  O                  07/01/34
0

9227289       E82/G01     F                  223,200.00         ZZ
                          360                222,998.22         1
                          6.5000             1410.78            65
                          6.2500             1410.78
SEATTLE       WA 98115    2                  07/16/04           00
0401002902                05                 09/01/04           0.0000
0401002902                O                  08/01/34
0

9228067       E22/G01     F                  157,000.00         ZZ
                          360                156,858.07         1
                          6.5000             992.35             62
                          6.2500             992.35
ANDALUSIA     AL 36420    2                  07/16/04           00
0421295221                05                 09/01/04           0.0000
0421295221                O                  08/01/34
0

9228905       E82/G01     F                  268,500.00         ZZ
                          360                268,263.11         1
                          6.6250             1719.23            77
                          6.3750             1719.23
SAMMAMISH     WA 98074    2                  07/19/04           00
0400999090                03                 09/01/04           0.0000
0400999090                O                  08/01/34
0

9230015       X91/X91     F                  650,000.00         ZZ
                          360                649,368.24         1
                          6.1250             3949.47            53
                          5.8750             3949.47
WAIALUA       HI 96791    1                  07/09/04           00
814035                    05                 09/01/04           0.0000
814035                    O                  08/01/34
0

9230207       B23/G01     F                  568,400.00         ZZ
                          360                567,834.15         1
                          6.0000             3407.85            80
                          5.7500             3407.85
ARCADIA       CA 91006    1                  07/06/04           00
0438156713                05                 09/01/04           0.0000
80006805                  O                  08/01/34
0

9233693       E22/G01     F                  163,200.00         ZZ
                          360                163,041.38         1
                          6.1250             991.62             80
                          5.8750             991.62
CARY          NC 27511    2                  07/16/04           00
0421114588                05                 09/01/04           0.0000
0421114588                O                  08/01/34
0

9234913       550/550     F                  1,500,000.00       ZZ
                          360                1,500,000.00       1
                          5.9000             8897.05            50
                          5.6500             8897.05
HILLSBOROUGH  CA 94010    2                  07/29/04           00
120724633                 05                 10/01/04           0.0000
120724633                 O                  09/01/34
0

9235289       E82/G01     F                  175,000.00         ZZ
                          360                174,845.61         1
                          6.6250             1120.54            64
                          6.3750             1120.54
FLAGSTAFF     AZ 86004    1                  07/21/04           00
0401002266                09                 09/01/04           0.0000
0401002266                O                  08/01/34
0

9237505       Y69/G01     F                  400,000.00         ZZ
                          360                399,620.46         1
                          6.2500             2462.87            80
                          6.0000             2462.87
FAIRFIELD     CA 94533    1                  07/02/04           00
0438163123                05                 09/01/04           0.0000
1040009092                O                  08/01/34
0

9237601       Y69/G01     F                  722,400.00         ZZ
                          360                721,090.34         1
                          6.5000             4566.06            80
                          6.2500             4566.06
OAKLAND       CA 94611    1                  06/23/04           00
0438164592                05                 08/01/04           0.0000
1040008779                O                  07/01/34
0

9237649       Y69/G01     F                  568,000.00         ZZ
                          360                567,473.92         1
                          6.3750             3543.59            80
                          6.1250             3543.59
ALAMEDA       CA 94501    1                  07/01/04           00
0438165300                05                 09/01/04           0.0000
1040008705                O                  08/01/34
0

9238459       E82/G01     F                  199,500.00         ZZ
                          360                199,319.65         1
                          6.5000             1260.98            50
                          6.2500             1260.98
WANTAGH       NY 11793    5                  07/20/04           00
0401002811                05                 09/01/04           0.0000
0401002811                O                  08/01/34
0

9242390       E82/G01     F                  305,000.00         ZZ
                          360                303,429.90         1
                          5.8750             1804.19            51
                          5.6250             1804.19
FLUSHING      NY 11358    2                  03/25/04           00
0400949566                05                 05/01/04           0.0000
0400949566                O                  04/01/34
0

9242813       E82/G01     F                  314,500.00         ZZ
                          360                314,201.59         1
                          6.2500             1936.43            70
                          6.0000             1936.43
SEDONA        AZ 86336    2                  07/23/04           00
0401012612                05                 09/01/04           0.0000
0401012612                O                  08/01/34
0

9242829       E82/G01     F                  357,000.00         ZZ
                          360                356,677.27         1
                          6.5000             2256.48            54
                          6.2500             2256.48
EL CERRITO    CA 94530    2                  07/20/04           00
0401002910                05                 09/01/04           0.0000
0401002910                O                  08/01/34
0

9243361       E22/G01     F                  92,000.00          ZZ
                          240                91,817.97          1
                          6.7500             699.53             74
                          6.5000             699.53
TULARE        CA 93274    2                  07/16/04           00
0421397795                05                 09/01/04           0.0000
0421397795                O                  08/01/24
0

9243425       E22/G01     F                  613,000.00         ZZ
                          360                612,418.36         1
                          6.2500             3774.35            67
                          6.0000             3774.35
VENICE (LA)   CA 90291    2                  07/12/04           00
0421436320                05                 09/01/04           0.0000
0421436320                O                  08/01/34
0

9244091       E22/G01     F                  222,400.00         ZZ
                          360                222,188.97         1
                          6.2500             1369.36            80
                          6.0000             1369.36
BOTHELL       WA 98012    2                  07/19/04           00
0421459603                05                 09/01/04           0.0000
0421459603                O                  08/01/34
0

9248037       E22/G01     F                  270,000.00         ZZ
                          360                269,741.31         1
                          6.3750             1684.45            85
                          6.1250             1684.45
ARDMORE       OK 73401    2                  07/22/04           01
0421419169                05                 09/01/04           12.0000
0421419169                O                  08/01/34
0

9248285       E22/G01     F                  480,000.00         ZZ
                          360                479,533.47         1
                          6.1250             2916.53            80
                          5.8750             2916.53
DALLAS        TX 75214    2                  07/22/04           00
0421381823                05                 09/01/04           0.0000
0421381823                O                  08/01/34
0

9248601       E84/G01     F                  505,000.00         ZZ
                          360                504,509.17         1
                          6.1250             3068.43            80
                          5.8750             3068.43
CHICAGO       IL 60615    1                  07/14/04           00
0438191231                05                 09/01/04           0.0000
69942641                  O                  08/01/34
0

9248613       E84/G01     F                  389,950.00         ZZ
                          360                389,580.00         1
                          6.2500             2400.99            57
                          6.0000             2400.99
GLENDALE      CA 91214    1                  07/01/04           00
0438192601                05                 09/01/04           0.0000
93506049                  O                  08/01/34
0

9248621       E84/G01     F                  438,000.00         ZZ
                          360                437,584.41         1
                          6.2500             2696.84            80
                          6.0000             2696.84
MELVILLE      NY 11747    1                  07/14/04           00
0438190019                03                 09/01/04           0.0000
1101168654                O                  08/01/34
0

9248623       E84/G01     F                  393,750.00         ZZ
                          360                393,323.83         1
                          6.6250             2521.22            75
                          6.3750             2521.22
NEW YORK      NY 10023    1                  07/12/04           00
0438193393                11                 09/01/04           0.0000
1101170052                O                  08/01/34
0

9248629       E84/G01     F                  443,000.00         ZZ
                          360                442,579.66         1
                          6.2500             2727.63            62
                          6.0000             2727.63
VAIL          CO 81657    1                  07/13/04           00
0438199465                07                 09/01/04           0.0000
1101178758                O                  08/01/34
0

9248631       E84/G01     F                  470,000.00         ZZ
                          360                469,554.04         1
                          6.2500             2893.88            80
                          6.0000             2893.88
RESTON        VA 20191    1                  07/12/04           00
0438192783                03                 09/01/04           0.0000
02910159559               O                  08/01/34
0

9248643       E84/G01     F                  445,000.00         ZZ
                          360                444,577.71         1
                          6.2500             2739.95            56
                          6.0000             2739.95
PORTLAND      OR 97225    1                  07/01/04           00
0438192700                05                 09/01/04           0.0000
07510172529               O                  08/01/34
0

9248681       Q97/G01     F                  383,000.00         ZZ
                          360                382,618.72         1
                          6.0000             2296.28            73
                          5.7500             2296.28
MANASSAS      VA 20110    1                  07/09/04           00
0438171738                05                 09/01/04           0.0000
99304948                  O                  08/01/34
0

9248847       M27/G01     F                  436,000.00         ZZ
                          360                435,605.85         1
                          6.5000             2755.82            80
                          6.2500             2755.82
GLEN ALLEN    VA 23059    1                  07/26/04           00
0438167678                05                 09/01/04           0.0000
630106514                 O                  08/01/34
0

9250047       E22/G01     F                  416,000.00         ZZ
                          360                415,605.29         1
                          6.2500             2561.38            80
                          6.0000             2561.38
SPRINGFIELD   OR 97478    1                  07/09/04           00
0421355140                05                 09/01/04           0.0000
0421355140                O                  08/01/34
0

9250963       E82/G01     F                  288,000.00         ZZ
                          360                287,726.73         1
                          6.2500             1773.27            50
                          6.0000             1773.27
FREMONT       CA 94536    2                  07/23/04           00
0401004478                05                 09/01/04           0.0000
0401004478                O                  08/01/34
0

9250967       E82/G01     F                  380,000.00         ZZ
                          360                379,664.74         1
                          6.6250             2433.18            51
                          6.3750             2433.18
HUNTINGTON BEACA 92646    5                  07/23/04           00
0402000830                05                 09/01/04           0.0000
0402000830                O                  08/01/34
0

9250981       E82/G01     F                  402,150.00         ZZ
                          360                401,768.42         1
                          6.2500             2476.11            65
                          6.0000             2476.11
CHULA VISTA   CA 91915    2                  07/23/04           00
0400985685                03                 09/01/04           0.0000
0400985685                O                  08/01/34
0

9250999       E82/G01     F                  431,000.00         ZZ
                          360                430,619.74         1
                          6.6250             2759.74            57
                          6.3750             2759.74
SAN RAMON     CA 94583    2                  07/23/04           00
0401004460                03                 09/01/04           0.0000
0401004460                O                  08/01/34
0

9251001       E82/G01     F                  163,700.00         ZZ
                          360                163,552.01         1
                          6.5000             1034.70            45
                          6.2500             1034.70
ANNAPOLIS     MD 21401    2                  07/26/04           00
0401004163                05                 09/01/04           0.0000
0401004163                O                  08/01/34
0

9251029       E82/G01     F                  316,600.00         ZZ
                          360                316,327.42         1
                          6.7500             2053.46            56
                          6.5000             2053.46
HINSDALE      IL 60521    2                  07/26/04           00
0400993440                05                 09/01/04           0.0000
0400993440                O                  08/01/34
0

9252083       D03/D03     F                  546,000.00         ZZ
                          360                545,429.94         1
                          5.7500             3186.31            70
                          5.5000             3186.31
SAN JOSE      CA 95117    1                  07/09/04           00
1040004386                05                 09/01/04           0.0000
1040004386                O                  08/01/34
0

9252133       W68/G01     F                  235,500.00         ZZ
                          360                235,265.56         3
                          6.0000             1411.94            68
                          5.7500             1411.94
UNION CITY    NJ 07087    2                  07/12/04           00
0438171456                07                 09/01/04           0.0000
4061480                   O                  08/01/34
0

9252487       T29/G01     F                  515,000.00         ZZ
                          360                514,499.45         1
                          6.1250             3129.20            74
                          5.8750             3129.20
CHANDLER      AZ 85249    2                  07/26/04           00
0438167736                05                 09/01/04           0.0000
0001605352                O                  08/01/34
0

9252563       Y84/G01     F                  347,200.00         T
                          354                346,866.15         1
                          6.3750             2178.35            79
                          6.1250             2178.35
BLUE RIDGE    GA 30513    4                  07/13/04           00
0438178675                05                 09/01/04           0.0000
1001812468                O                  02/01/34
0

9252853       E22/G01     F                  160,000.00         ZZ
                          360                159,851.81         1
                          6.3750             998.19             80
                          6.1250             998.19
REVA          VA 22735    2                  07/16/04           00
0420939571                05                 09/01/04           0.0000
0420939571                O                  08/01/34
0

9252866       E82/G01     F                  470,100.00         ZZ
                          360                468,168.72         1
                          5.8750             2780.82            78
                          5.6250             2780.82
ALEXANDRIA    VA 22314    2                  03/29/04           00
0400958328                09                 06/01/04           0.0000
0400958328                O                  05/01/34
0

9253159       E22/G01     F                  165,600.00         ZZ
                          360                165,450.30         1
                          6.5000             1046.70            80
                          6.2500             1046.70
PORT ORCHARD  WA 98366    2                  07/22/04           00
0421376013                05                 09/01/04           0.0000
0421376013                O                  08/01/34
0

9253197       E22/G01     F                  211,500.00         ZZ
                          360                211,308.81         4
                          6.5000             1336.82            90
                          6.2500             1336.82
ASHEVILLE     NC 28806    1                  07/29/04           01
0421403619                05                 09/01/04           25.0000
0421403619                O                  08/01/34
0

9257340       E82/G01     F                  324,650.00         ZZ
                          360                323,316.25         1
                          5.8750             1920.43            55
                          5.6250             1920.43
SHAKOPEE      MN 55379    2                  03/30/04           00
0400954582                05                 06/01/04           0.0000
0400954582                O                  05/01/34
0

9435115       E22/G01     F                  183,000.00         ZZ
                          360                182,830.51         1
                          6.3750             1141.68            73
                          6.1250             1141.68
RICHMOND      VA 23229    1                  07/30/04           00
0421441890                05                 09/01/04           0.0000
0421441890                O                  08/01/34
0

9435561       E22/G01     F                  59,500.00          ZZ
                          360                59,448.77          1
                          6.7500             385.92             70
                          6.5000             385.92
NEW ORLEANS   LA 70114    5                  07/26/04           00
0420615254                05                 09/01/04           0.0000
0420615254                O                  08/01/34
0

9435591       E22/G01     F                  56,250.00          TX
                          360                56,045.77          1
                          6.5000             355.54             75
                          6.2500             355.54
LLANO         TX 78643    5                  07/26/04           00
0421399783                05                 09/01/04           0.0000
0421399783                O                  08/01/34
0

9435779       E22/G01     F                  420,000.00         ZZ
                          360                419,601.49         1
                          6.2500             2586.01            70
                          6.0000             2586.01
LIVERMORE     CA 94550    5                  07/26/04           00
0420856585                05                 09/01/04           0.0000
0420856585                O                  08/01/34
0

9435999       E22/G01     F                  497,500.00         ZZ
                          360                497,039.22         1
                          6.3750             3103.75            51
                          6.1250             3103.75
DELRAY BEACH  FL 33446    1                  07/30/04           00
0421245333                03                 09/01/04           0.0000
0421245333                O                  08/01/34
0

9436043       E22/G01     F                  377,600.00         ZZ
                          360                377,241.72         1
                          6.2500             2324.95            80
                          6.0000             2324.95
EVERGREEN     CO 80439    1                  07/30/04           00
0421260696                03                 09/01/04           0.0000
0421260696                O                  08/01/34
0

9436511       M45/G01     F                  511,200.00         ZZ
                          360                510,714.95         1
                          6.2500             3147.55            80
                          6.0000             3147.55
NEWTON        MA 02466    1                  07/13/04           00
0438169898                05                 09/01/04           0.0000
A0660221                  O                  08/01/34
0

9436713       X12/G01     F                  572,000.00         ZZ
                          360                566,015.02         1
                          6.3750             3568.54            80
                          6.1250             3568.54
SHAWNEE       OK 74804    2                  09/22/03           00
0438171209                05                 11/01/03           0.0000
1609000038                O                  10/01/33
0

9436995       X12/G01     F                  485,000.00         ZZ
                          360                484,099.20         1
                          6.3750             3025.77            71
                          6.1250             3025.77
WHITTIER      CA 90601    1                  06/15/04           00
0438171779                05                 08/01/04           0.0000
4521000243                O                  07/01/34
0

9437059       X05/G01     F                  280,000.00         ZZ
                          360                280,000.00         1
                          6.2500             1458.33            58
                          6.0000             1458.33
SAN LUIS OBISPCA 93405    5                  07/14/04           00
0438172900                05                 09/01/04           0.0000
07407066                  O                  08/01/34
0

9437071       X05/G01     F                  469,000.00         ZZ
                          360                468,576.02         1
                          6.5000             2964.40            70
                          6.2500             2964.40
LONG BEACH    CA 90815    1                  07/14/04           00
0438172793                05                 09/01/04           0.0000
11407005                  O                  08/01/34
0

9437113       X12/G01     F                  468,000.00         ZZ
                          360                467,534.10         1
                          6.0000             2805.90            78
                          5.7500             2805.90
MEDFIELD      MA 02052    2                  07/01/04           00
0438173965                05                 09/01/04           0.0000
1636000214                O                  08/01/34
0

9437127       X12/G01     F                  572,000.00         ZZ
                          360                570,937.61         1
                          6.3750             3568.54            80
                          6.1250             3568.54
WALLA WALLA   WA 99362    2                  06/28/04           00
0438172090                05                 08/01/04           0.0000
1                         O                  07/01/34
0

9437203       X12/G01     F                  402,000.00         ZZ
                          360                401,288.67         1
                          6.6250             2574.06            69
                          6.3750             2574.06
SAN JOSE      CA 95136    2                  06/09/04           00
0438184806                05                 08/01/04           0.0000
1612501129                O                  07/01/34
0

9438033       E22/G01     F                  132,000.00         ZZ
                          360                131,880.67         1
                          6.5000             834.33             80
                          6.2500             834.33
TAYLORSVILLE  UT 84123    1                  07/21/04           00
0421373176                05                 09/01/04           0.0000
0421373176                O                  08/01/34
0

9438431       E82/G01     F                  158,200.00         ZZ
                          360                158,200.00         1
                          6.5000             999.93             55
                          6.2500             999.93
NORWALK       CA 90650    2                  07/28/04           00
0401012273                05                 10/01/04           0.0000
0401012273                O                  09/01/34
0

9438437       E82/G01     F                  313,600.00         ZZ
                          360                313,600.00         1
                          6.3750             1956.46            25
                          6.1250             1956.46
LAGUNA BEACH  CA 92651    2                  07/28/04           00
0401008412                05                 10/01/04           0.0000
0401008412                O                  09/01/34
0

9439245       E33/G01     F                  399,000.00         ZZ
                          360                399,000.00         1
                          6.0000             2392.21            73
                          5.7500             2392.21
GURNEE        IL 60031    2                  08/16/04           00
0438249476                03                 10/01/04           0.0000
76279                     O                  09/01/34
0

9439755       313/G01     F                  549,600.00         ZZ
                          360                549,090.96         1
                          6.3750             3428.79            80
                          6.1250             3428.79
BROOMALL      PA 19008    1                  07/06/04           00
0438182503                03                 09/01/04           0.0000
10234664                  O                  08/01/34
0

9439759       313/G01     F                  459,900.00         ZZ
                          360                459,024.97         1
                          6.2500             2831.69            70
                          6.0000             2831.69
NARBERTH      PA 19072    1                  06/29/04           00
0438183550                05                 08/01/04           0.0000
10185692                  O                  07/01/34
0

9439771       313/G01     F                  392,000.00         ZZ
                          360                391,609.76         1
                          6.0000             2350.24            80
                          5.7500             2350.24
SUTTER CREEK  CA 95685    2                  07/14/04           00
0438181950                05                 09/01/04           0.0000
10241784                  O                  08/01/34
0

9439775       313/G01     F                  462,000.00         ZZ
                          360                461,550.96         1
                          6.1250             2807.17            79
                          5.8750             2807.17
EUGENE        OR 97405    1                  07/16/04           00
0438182297                03                 09/01/04           0.0000
10299162                  O                  08/01/34
0

9439777       313/G01     F                  450,000.00         ZZ
                          360                449,164.20         1
                          6.3750             2807.42            75
                          6.1250             2807.42
MILPITAS      CA 95035    2                  06/28/04           00
0438181893                03                 08/01/04           0.0000
10254423                  O                  07/01/34
0

9439781       313/G01     F                  532,000.00         ZZ
                          360                531,530.62         1
                          6.6250             3406.46            70
                          6.3750             3406.46
LOS ANGELES   CA 90039    5                  07/09/04           00
0438182909                05                 09/01/04           0.0000
10296010                  O                  08/01/34
0

9439783       313/G01     F                  386,000.00         ZZ
                          360                385,633.75         1
                          6.2500             2376.67            66
                          6.0000             2376.67
WEST CHESTER  PA 19380    2                  07/23/04           00
0438187783                03                 09/01/04           0.0000
10293710                  O                  08/01/34
0

9440677       975/G01     F                  472,000.00         ZZ
                          360                471,583.56         1
                          6.6250             3022.27            70
                          6.3750             3022.27
SAN CLEMENTE  CA 92673    2                  07/01/04           00
0438207854                03                 09/01/04           0.0000
2042999                   O                  08/01/34
0

9440815       144/144     F                  604,360.00         ZZ
                          360                603,800.24         1
                          6.3750             3770.42            51
                          6.1250             3770.42
LARCHMONT     NY 10538    2                  07/15/04           00
160757815                 05                 09/01/04           0.0000
160757815                 O                  08/01/34
0

9441273       E23/G01     F                  506,000.00         ZZ
                          360                505,496.27         1
                          6.0000             3033.73            68
                          5.7500             3033.73
ARCADIA       CA 91007    2                  07/20/04           00
0438202491                05                 09/01/04           0.0000
51044522                  O                  08/01/34
0

9444245       X91/X91     F                  650,000.00         ZZ
                          360                649,352.92         1
                          6.0000             3897.08            55
                          5.7500             3897.08
KAILUA        HI 96734    2                  07/15/04           00
814791                    05                 09/01/04           0.0000
814791                    O                  08/01/34
0

9444407       L20/G01     F                  338,500.00         ZZ
                          360                338,178.82         1
                          6.2500             2084.20            76
                          6.0000             2084.20
SANDY         UT 84093    1                  08/02/04           00
0438206138                05                 09/01/04           0.0000
1031010583                O                  08/01/34
0

9444597       944/G01     F                  1,000,000.00       ZZ
                          360                998,980.45         1
                          5.8750             5915.38            70
                          5.6250             5915.38
LOS ANGELES   CA 90064    1                  07/16/04           00
0438187130                05                 09/01/04           0.0000
W01769328                 O                  08/01/34
0

9445871       E22/G01     F                  99,300.00          ZZ
                          360                99,212.39          1
                          6.6250             635.83             77
                          6.3750             635.83
ROWLETT       TX 75089    2                  07/30/04           00
0421461062                05                 09/01/04           0.0000
0421461062                O                  08/01/34
0

9446447       975/G01     F                  398,000.00         ZZ
                          360                397,594.22         1
                          5.8750             2354.32            70
                          5.6250             2354.32
BURBANK       CA 91506    5                  07/28/04           00
0438193302                05                 09/01/04           0.0000
2043436                   O                  08/01/34
0

9446731       N74/G01     F                  344,700.00         ZZ
                          360                344,364.98         1
                          6.1250             2094.43            90
                          5.8750             2094.43
CATLETT       VA 20119    2                  07/27/04           10
0438193484                05                 09/02/04           25.0000
0034944010                O                  08/02/34
0

9447117       944/G01     F                  400,000.00         ZZ
                          360                399,638.39         1
                          6.5000             2528.28            51
                          6.2500             2528.28
COSTA MESA    CA 92627    5                  07/20/04           00
0438187247                05                 09/01/04           0.0000
W01768290                 O                  08/01/34
0

9447447       F62/F62     F                  372,000.00         ZZ
                          360                371,663.71         1
                          6.5000             2351.29            80
                          6.2500             2351.29
BOYNTON BEACH FL 33436    1                  08/04/04           00
67774418                  03                 09/01/04           0.0000
67774418                  O                  08/01/34
0

9448319       227/G01     F                  508,600.00         ZZ
                          360                508,140.22         1
                          6.5000             3214.70            76
                          6.2500             3214.70
SAN ANTONIO   TX 78230    2                  07/21/04           00
0438278467                03                 09/01/04           0.0000
2083540                   O                  08/01/34
0

9448435       944/G01     F                  400,000.00         ZZ
                          360                399,601.79         1
                          6.0000             2398.21            80
                          5.7500             2398.21
HILLSBORO     OR 97124    1                  07/22/04           00
0438186298                05                 09/01/04           0.0000
W01769287                 O                  08/01/34
0

9448477       944/G01     F                  460,000.00         ZZ
                          360                459,542.06         1
                          6.0000             2757.94            73
                          5.7500             2757.94
SAN LEANDRO   CA 94578    2                  07/19/04           00
0438186470                05                 09/01/04           0.0000
W01768969                 O                  08/01/34
0

9448551       944/G01     F                  406,000.00         ZZ
                          360                405,614.76         1
                          6.2500             2499.82            46
                          6.0000             2499.82
SANTA MONICA  CA 90403    5                  07/14/04           00
0438203911                01                 09/01/04           0.0000
W01769291                 O                  08/01/34
0

9449455       168/G01     F                  477,400.00         ZZ
                          360                476,491.68         1
                          6.2500             2939.44            77
                          6.0000             2939.44
PASADENA      CA 91107    1                  06/21/04           00
0438202327                05                 08/01/04           0.0000
0519914848                O                  07/01/34
0

9449469       168/G01     F                  407,500.00         ZZ
                          360                406,686.63         1
                          6.0000             2443.17            90
                          5.7500             2443.17
MONTEREY PARK CA 91754    1                  06/24/04           14
0438235210                01                 08/01/04           25.0000
0519376633                O                  07/01/34
0

9449475       168/G01     F                  900,000.00         ZZ
                          360                898,287.63         1
                          6.2500             5541.46            60
                          6.0000             5541.46
REDONDO BEACH CA 90277    5                  06/21/04           00
0438194433                05                 08/01/04           0.0000
0529422824                O                  07/01/34
0

9449483       168/G01     F                  505,650.00         ZZ
                          360                504,591.61         1
                          5.7500             2950.84            80
                          5.5000             2950.84
SEASIDE       CA 93955    1                  06/23/04           00
0438194417                03                 08/01/04           0.0000
0389846678                O                  07/01/34
0

9449489       168/G01     F                  504,000.00         ZZ
                          360                503,017.78         1
                          6.1250             3062.36            80
                          5.8750             3062.36
CUPERTINO     CA 95014    1                  06/24/04           00
0438194334                09                 08/01/04           0.0000
0529446812                O                  07/01/34
0

9449517       168/G01     F                  650,000.00         ZZ
                          360                648,733.25         1
                          6.1250             3949.47            80
                          5.8750             3949.47
SAN JOSE      CA 95125    1                  06/28/04           00
0438194409                05                 08/01/04           0.0000
0529444585                O                  07/01/34
0

9449529       168/G01     F                  420,000.00         ZZ
                          360                416,126.80         1
                          5.8750             2484.46            74
                          5.6250             2484.46
LA GRANGE     IL 60525    2                  05/28/04           00
0438204505                05                 08/01/04           0.0000
0519493265                O                  07/01/34
0

9449535       168/G01     F                  499,000.00         ZZ
                          360                497,955.53         1
                          5.7500             2912.03            67
                          5.5000             2912.03
ANNAPOLIS     MD 21401    1                  06/30/04           00
0438203200                05                 08/01/04           0.0000
0519431316                O                  07/01/34
0

9449539       168/G01     F                  496,000.00         ZZ
                          360                495,009.97         1
                          6.0000             2973.78            80
                          5.7500             2973.78
STAMFORD      CT 06905    1                  06/25/04           00
0438235269                05                 08/01/04           0.0000
0519461444                O                  07/01/34
0

9449547       168/G01     F                  425,000.00         ZZ
                          360                424,625.02         1
                          6.6250             2721.33            70
                          6.3750             2721.33
FREMONT       CA 94536    5                  07/01/04           00
0438193781                05                 09/01/04           0.0000
0529461331                O                  08/01/34
0

9449559       168/G01     F                  440,000.00         ZZ
                          360                439,572.34         1
                          6.1250             2673.49            62
                          5.8750             2673.49
CHESTNUT HILL MA 02467    1                  07/12/04           00
0438194631                05                 09/01/04           0.0000
0529396882                O                  08/01/34
0

9449565       168/G01     F                  380,000.00         ZZ
                          360                379,630.66         1
                          6.1250             2308.92            51
                          5.8750             2308.92
SALINE        MI 48176    1                  07/09/04           00
0438235285                05                 09/01/04           0.0000
0529433117                O                  08/01/34
0

9449571       168/G01     F                  458,500.00         ZZ
                          360                457,708.25         1
                          6.7500             2973.82            66
                          6.5000             2973.82
LOMITA        CA 90717    5                  06/14/04           00
0438194318                05                 08/01/04           0.0000
0529382881                O                  07/01/34
0

9449577       168/G01     F                  423,900.00         ZZ
                          360                423,478.00         1
                          6.0000             2541.50            80
                          5.7500             2541.50
CHELMSFORD    MA 01824    1                  07/14/04           00
0438235293                05                 09/01/04           0.0000
0529418363                O                  08/01/34
0

9449585       168/G01     F                  672,000.00         T
                          360                670,218.83         1
                          6.2500             4137.62            75
                          6.0000             4137.62
MEREDITH      NH 03253    1                  06/10/04           00
0438202467                05                 08/01/04           0.0000
0529319209                O                  07/01/34
0

9449613       168/G01     F                  510,000.00         ZZ
                          360                509,029.66         1
                          6.2500             3140.16            73
                          6.0000             3140.16
MONTARA       CA 94037    2                  06/18/04           00
0438194458                05                 08/01/04           0.0000
0529434016                O                  07/01/34
0

9449637       168/G01     F                  367,500.00         ZZ
                          360                366,833.44         1
                          6.5000             2322.85            78
                          6.2500             2322.85
SPRINGFIELD   VA 22151    1                  07/01/04           00
0438194243                05                 08/01/04           0.0000
0529307006                O                  07/01/34
0

9449659       168/G01     F                  555,000.00         ZZ
                          360                554,473.39         1
                          6.2500             3417.23            65
                          6.0000             3417.23
DANVILLE      CA 94506    1                  07/08/04           00
0438207193                03                 09/01/04           0.0000
0529476932                O                  08/01/34
0

9449665       168/G01     F                  650,000.00         ZZ
                          360                649,368.24         1
                          6.1250             3949.47            73
                          5.8750             3949.47
SARATOGA      CA 95070    1                  06/30/04           00
0438235350                05                 09/01/04           0.0000
0529377136                O                  08/01/34
0

9449673       168/G01     F                  366,300.00         ZZ
                          360                365,603.05         1
                          6.2500             2255.38            79
                          6.0000             2255.38
HUNTINGTOWN   MD 20639    1                  06/25/04           00
0438204802                05                 08/01/04           0.0000
0529341549                O                  07/01/34
0

9451873       168/G01     F                  808,000.00         ZZ
                          360                806,499.28         1
                          6.3750             5040.87            63
                          6.1250             5040.87
CAMARILLO     CA 93012    2                  06/14/04           00
0438193955                03                 08/01/04           0.0000
0529311739                O                  07/01/34
0

9451881       168/G01     F                  500,000.00         ZZ
                          360                499,514.03         1
                          6.1250             3038.05            60
                          5.8750             3038.05
SAN FRANCISCO CA 94121    1                  07/07/04           00
0438194292                05                 09/01/04           0.0000
0529502739                O                  08/01/34
0

9451885       168/G01     F                  572,000.00         ZZ
                          360                570,207.24         1
                          6.2500             3521.91            80
                          6.0000             3521.91
WESTMONT      IL 60559    1                  06/28/04           00
0438194250                05                 08/01/04           0.0000
0519998537                O                  07/01/34
0

9451889       168/G01     F                  538,700.00         ZZ
                          360                536,486.92         1
                          5.8750             3186.61            80
                          5.6250             3186.61
REDMOND       WA 98053    2                  04/16/04           00
0438194037                03                 06/01/04           0.0000
0519539567                O                  05/01/34
0

9451893       168/G01     F                  468,000.00         ZZ
                          360                466,711.30         1
                          6.1250             2843.62            80
                          5.8750             2843.62
EVANSTON      IL 60202    1                  06/21/04           00
0438194284                05                 08/01/04           0.0000
0519769562                O                  07/01/34
0

9452005       168/G01     F                  480,000.00         ZZ
                          360                479,039.75         1
                          6.1250             2916.54            80
                          5.8750             2916.54
FALLS CHURCH  VA 22043    1                  06/29/04           00
0438193773                05                 08/01/04           0.0000
0529336871                O                  07/01/34
0

9452009       168/G01     F                  488,000.00         ZZ
                          360                487,071.53         1
                          6.2500             3004.70            80
                          6.0000             3004.70
NORTH KINGSTONRI 02852    1                  06/30/04           00
0438194300                05                 08/01/04           0.0000
0529382393                O                  07/01/34
0

9452017       168/G01     F                  439,900.00         ZZ
                          360                439,063.04         1
                          6.2500             2708.54            80
                          6.0000             2708.54
ARLINGTON     VA 22205    1                  06/30/04           00
0438194235                05                 08/01/04           0.0000
0529376415                O                  07/01/34
0

9452021       168/G01     F                  339,000.00         ZZ
                          360                338,006.48         1
                          6.1250             2059.80            63
                          5.8750             2059.80
HERNDON       VA 20171    1                  06/02/04           00
0438193716                03                 07/01/04           0.0000
0519701739                O                  06/01/34
0

9452025       168/G01     F                  493,500.00         ZZ
                          360                493,020.35         1
                          6.1250             2998.56            76
                          5.8750             2998.56
FREMONT       CA 94536    1                  06/30/04           00
0438193849                05                 09/01/04           0.0000
0529378264                O                  08/01/34
0

9452029       168/G01     F                  420,000.00         ZZ
                          360                419,601.48         1
                          6.2500             2586.02            75
                          6.0000             2586.02
OAK PARK      IL 60302    1                  07/12/04           00
0438234288                05                 09/01/04           0.0000
0529302934                O                  08/01/34
0

9452033       168/G01     F                  400,000.00         ZZ
                          360                399,257.07         1
                          6.3750             2495.48            66
                          6.1250             2495.48
COHASSET      MA 02025    1                  06/30/04           00
0438193724                05                 08/01/04           0.0000
0529320924                O                  07/01/34
0

9452039       168/G01     F                  377,600.00         ZZ
                          360                376,881.57         1
                          6.2500             2324.95            80
                          6.0000             2324.95
ATLANTA       GA 30338    1                  07/02/04           00
0438193799                03                 08/01/04           0.0000
0529405784                O                  07/01/34
0

9452047       168/G01     F                  420,000.00         ZZ
                          360                419,601.49         1
                          6.2500             2586.01            72
                          6.0000             2586.01
NEW ALBANY    OH 43054    1                  07/15/04           00
0438194151                05                 09/01/04           0.0000
0529507897                O                  08/01/34
0

9452053       168/G01     F                  686,400.00         ZZ
                          360                684,963.29         1
                          5.7500             4005.64            80
                          5.5000             4005.64
CHARLOTTE     NC 28211    1                  06/28/04           00
0438194391                05                 08/01/04           0.0000
0529385813                O                  07/01/34
0

9452057       168/G01     F                  417,450.00         ZZ
                          360                416,636.43         1
                          6.1250             2536.48            80
                          5.8750             2536.48
SEATTLE       WA 98103    1                  06/18/04           00
0438193757                05                 08/01/04           0.0000
0529313243                O                  07/01/34
0

9452063       168/G01     F                  504,000.00         ZZ
                          360                503,533.19         1
                          6.3750             3144.31            69
                          6.1250             3144.31
WOODLAND HILLSCA 91367    1                  06/29/04           00
0438194185                05                 09/01/04           0.0000
0529309211                O                  08/01/34
0

9452067       168/G01     F                  480,000.00         ZZ
                          360                478,893.10         1
                          6.0000             2877.85            70
                          5.7500             2877.85
BOYDS         MD 20841    5                  06/14/04           00
0438194219                03                 08/01/04           0.0000
0519790472                O                  07/01/34
0

9452071       168/G01     F                  400,000.00         ZZ
                          360                399,117.72         1
                          6.1250             2430.44            67
                          5.8750             2430.44
ASHBURN       VA 20147    1                  06/15/04           00
0438193815                03                 08/01/04           0.0000
0519920295                O                  07/01/34
0

9452075       168/G01     F                  479,900.00         ZZ
                          360                479,008.66         1
                          6.3750             2993.96            80
                          6.1250             2993.96
KINGSTON      MA 02364    1                  06/28/04           00
0438193922                05                 08/01/04           0.0000
0519911792                O                  07/01/34
0

9452083       168/G01     F                  347,500.00         ZZ
                          360                346,737.54         1
                          5.5000             1973.07            77
                          5.2500             1973.07
CORONA        CA 92883    2                  06/11/04           00
0438193740                03                 08/01/04           0.0000
0399383875                O                  07/01/34
0

9452099       168/G01     F                  380,000.00         ZZ
                          360                379,241.53         1
                          6.0000             2278.29            80
                          5.7500             2278.29
FREDERICKSBURGVA 22406    1                  06/22/04           00
0438193997                03                 08/01/04           0.0000
0519486676                O                  07/01/34
0

9452103       168/G01     F                  620,000.00         ZZ
                          360                618,791.71         1
                          6.1250             3767.19            80
                          5.8750             3767.19
SUNNYVALE     CA 94086    1                  06/28/04           00
0438194490                05                 08/01/04           0.0000
0529391341                O                  07/01/34
0

9452113       168/G01     F                  800,000.00         ZZ
                          360                795,005.50         1
                          5.7500             4668.59            80
                          5.5000             4668.59
MUIR BEACH    CA 94965    1                  05/04/04           00
0438207607                05                 07/01/04           0.0000
0519444329                O                  06/01/34
0

9452115       168/G01     F                  411,200.00         ZZ
                          360                410,237.26         1
                          5.8750             2432.40            80
                          5.6250             2432.40
FALLS CHURCH  VA 22043    1                  06/24/04           00
0438194201                05                 08/01/04           0.0000
0519737458                O                  07/01/34
0

9452123       168/G01     F                  400,000.00         ZZ
                          360                399,238.95         1
                          6.2500             2462.87            59
                          6.0000             2462.87
DAYTON        MD 21036    1                  06/30/04           00
0438194169                05                 08/01/04           0.0000
0529380960                O                  07/01/34
0

9452131       168/G01     F                  574,400.00         ZZ
                          360                573,841.71         1
                          6.1250             3490.12            80
                          5.8750             3490.12
FAIRFAX STATIOVA 22039    1                  07/15/04           00
0438193963                03                 09/01/04           0.0000
0529380757                O                  08/01/34
0

9452137       168/G01     F                  519,900.00         ZZ
                          360                519,418.47         1
                          6.3750             3243.50            80
                          6.1250             3243.50
BETHESDA      MD 20814    1                  07/12/04           00
0438194045                05                 09/01/04           0.0000
0529417553                O                  08/01/34
0

9452141       168/G01     F                  360,000.00         ZZ
                          360                359,281.45         1
                          6.0000             2158.38            51
                          5.7500             2158.38
WEDDINGTON    NC 28173    1                  06/25/04           00
0438194482                03                 08/01/04           0.0000
0519725867                O                  07/01/34
0

9452705       E22/G01     F                  396,000.00         ZZ
                          360                396,000.00         1
                          6.2500             2438.24            80
                          6.0000             2438.24
PLANTATION    FL 33323    1                  08/06/04           00
0421460130                05                 10/01/04           0.0000
0421460130                O                  09/01/34
0

9453075       E82/G01     F                  325,200.00         ZZ
                          360                325,200.00         1
                          6.2500             2002.31            70
                          6.0000             2002.31
REDONDO BEACH CA 90278    2                  08/02/04           00
0401013099                05                 10/01/04           0.0000
0401013099                O                  09/01/34
0

9453187       E22/G01     F                  61,000.00          ZZ
                          360                61,000.00          1
                          6.7500             395.64             16
                          6.5000             395.64
LINCOLNWOOD   IL 60712    2                  08/02/04           00
0421078320                05                 10/01/04           0.0000
0421078320                O                  09/01/34
0

9453235       E22/G01     F                  165,000.00         ZZ
                          360                164,539.77         1
                          6.5000             1042.91            64
                          6.2500             1042.91
TACOMA        WA 98466    2                  07/22/04           00
0421142431                01                 09/01/04           0.0000
0421142431                O                  08/01/34
0

9453671       253/253     F                  175,000.00         ZZ
                          360                174,825.78         1
                          6.0000             1049.22            41
                          5.7500             1049.22
MCKINLEYVILLE CA 95519    4                  07/23/04           00
493109                    05                 09/01/04           0.0000
493109                    O                  08/01/34
0

9454111       U37/U37     F                  468,800.00         ZZ
                          360                468,365.80         1
                          6.3750             2924.70            80
                          6.1250             2924.70
VENTURA       CA 93001    1                  07/28/04           00
8900013204                05                 09/01/04           0.0000
8900013204                O                  08/01/34
0

9454795       H58/G01     F                  575,000.00         ZZ
                          360                574,480.19         1
                          6.5000             3634.39            65
                          6.2500             3634.39
COSTA MESA    CA 92627    5                  07/07/04           00
0438200891                05                 09/01/04           0.0000
0000236958                O                  08/01/34
0

9454835       H58/G01     F                  400,000.00         ZZ
                          360                399,647.09         2
                          6.6250             2561.24            55
                          6.3750             2561.24
MILL VALLEY   CA 94941    2                  07/02/04           00
0438200990                05                 09/01/04           0.0000
0000236737                O                  08/01/34
0

9455159       H58/G01     F                  420,000.00         ZZ
                          360                419,591.78         1
                          6.1250             2551.97            80
                          5.8750             2551.97
WEST LINN     OR 97068    1                  07/28/04           00
0438201220                03                 09/01/04           0.0000
0000239973                O                  08/01/34
0

9455767       E22/G01     F                  394,000.00         ZZ
                          360                394,000.00         1
                          6.6250             2522.83            80
                          6.3750             2522.83
CARSON CITY   NV 89703    1                  08/02/04           00
0421389388                03                 10/01/04           0.0000
0421389388                O                  09/01/34
0

9456109       E22/G01     F                  399,000.00         TX
                          360                398,612.19         1
                          6.1250             2424.37            54
                          5.8750             2424.37
FULSHEAR      TX 77441    5                  08/04/04           00
0420734659                03                 09/01/04           0.0000
0420734659                O                  08/01/34
0

9456135       H58/G01     F                  350,000.00         ZZ
                          360                349,691.20         1
                          6.6250             2241.09            67
                          6.3750             2241.09
ARROYO GRANDE CA 93420    5                  07/16/04           00
0438203606                05                 09/01/04           0.0000
229624                    O                  08/01/34
0

9456195       E22/G01     F                  452,000.00         ZZ
                          360                451,560.68         1
                          6.1250             2746.40            63
                          5.8750             2746.40
ALISO VIEJO   CA 92656    5                  07/15/04           00
0421293663                03                 09/01/04           0.0000
0421293663                O                  08/01/34
0

9456205       H58/G01     F                  650,000.00         ZZ
                          360                650,000.00         1
                          6.1250             3317.71            61
                          5.8750             3317.71
PETALUMA      CA 94952    1                  07/13/04           00
0438201113                05                 09/01/04           0.0000
239946                    O                  08/01/34
0

9456211       H58/G01     F                  570,000.00         ZZ
                          360                569,446.00         1
                          6.1250             3463.38            66
                          5.8750             3463.38
ENCINITAS     CA 92024    5                  07/08/04           00
0438203861                05                 09/01/04           0.0000
239161                    O                  08/01/34
0

9456241       H58/G01     F                  449,990.00         ZZ
                          360                449,542.03         1
                          6.0000             2697.92            75
                          5.7500             2697.92
SACRAMENTO    CA 95829    1                  07/01/04           00
0438200412                05                 09/01/04           0.0000
233606                    O                  08/01/34
0

9456275       H58/G01     F                  425,000.00         ZZ
                          360                424,586.92         1
                          6.1250             2582.35            50
                          5.8750             2582.35
CARMEL        CA 93923    1                  07/23/04           00
0438203754                05                 09/01/04           0.0000
240965                    O                  08/01/34
0

9456401       H58/G01     F                  335,650.00         ZZ
                          360                335,323.76         1
                          6.1250             2039.45            90
                          5.8750             2039.45
YUCAIPA       CA 92399    1                  07/16/04           11
0438202004                03                 09/01/04           25.0000
240354                    O                  08/01/34
0

9456405       H58/G01     F                  500,000.00         ZZ
                          360                499,514.03         1
                          6.1250             3038.05            80
                          5.8750             3038.05
THOUSAND OAKS CA 91360    1                  07/15/04           00
0438201063                05                 09/01/04           0.0000
240271                    O                  08/01/34
0

9456431       H58/G01     F                  400,400.00         ZZ
                          360                400,046.73         1
                          6.6250             2563.81            80
                          6.3750             2563.81
SACRAMENTO    CA 95831    1                  07/08/04           00
0438203945                05                 09/01/04           0.0000
235997                    O                  08/01/34
0

9456651       H58/G01     F                  428,000.00         ZZ
                          360                427,593.90         1
                          6.2500             2635.27            80
                          6.0000             2635.27
FOLSOM        CA 95630    1                  07/19/04           00
0438201196                05                 09/01/04           0.0000
0000239200                O                  08/01/34
0

9456673       H58/G01     F                  584,000.00         ZZ
                          360                583,432.38         1
                          6.1250             3548.45            80
                          5.8750             3548.45
OAKLEY        CA 94561    1                  07/23/04           00
0438202129                05                 09/01/04           0.0000
0000241193                O                  08/01/34
0

9458061       X12/G01     F                  385,000.00         ZZ
                          300                376,838.64         1
                          5.3750             2335.58            51
                          5.1250             2335.58
GARDEN CITY   NY 11530    5                  07/07/03           00
0438198277                05                 09/01/03           0.0000
770014579                 O                  08/01/28
0

9458561       Y65/G01     F                  471,800.00         ZZ
                          360                471,363.02         1
                          6.3750             2943.42            70
                          6.1250             2943.42
LAGUNA HILLS  CA 92653    1                  07/07/04           00
0438221251                05                 09/01/04           0.0000
40175748                  O                  08/01/34
0

9458591       Y65/G01     F                  410,000.00         ZZ
                          360                409,620.26         1
                          6.3750             2557.87            69
                          6.1250             2557.87
HACIENDA HEIGHCA 91745    5                  07/09/04           00
0438217952                05                 09/01/04           0.0000
40171594                  O                  08/01/34
0

9458633       Y65/G01     F                  468,000.00         ZZ
                          360                467,130.78         1
                          6.3750             2919.71            63
                          6.1250             2919.71
SAN DIEGO     CA 92122    2                  06/14/04           00
0438219529                05                 08/01/04           0.0000
40166192                  O                  07/01/34
0

9458637       Y65/G01     F                  438,000.00         ZZ
                          360                437,553.43         1
                          5.8750             2590.94            80
                          5.6250             2590.94
LOS ANGELES (CCA 91304    2                  07/12/04           00
0438197816                05                 09/01/04           0.0000
40176070                  O                  08/01/34
0

9458645       Y65/G01     F                  475,000.00         ZZ
                          360                473,715.98         1
                          6.2500             2924.66            70
                          6.0000             2924.66
SHINGLE SPRINGCA 95682    2                  06/09/04           00
0438224297                05                 08/01/04           0.0000
40164735                  O                  07/01/34
0

9458649       Y65/G01     F                  450,000.00         ZZ
                          360                449,164.22         1
                          6.3750             2807.41            60
                          6.1250             2807.41
SAN JOSE      CA 95125    5                  06/09/04           00
0438201642                05                 08/01/04           0.0000
40168850                  O                  07/01/34
0

9458653       Y65/G01     F                  603,500.00         ZZ
                          360                602,379.11         1
                          6.3750             3765.05            75
                          6.1250             3765.05
SAN FRANCISCO CA 94131    2                  06/17/04           00
0438222747                05                 08/01/04           0.0000
40168698                  O                  07/01/34
0

9458657       Y65/G01     F                  500,000.00         T
                          360                499,547.99         1
                          6.5000             3160.34            68
                          6.2500             3160.34
PROVIDENCE    RI 02903    1                  07/14/04           00
0438221533                08                 09/01/04           0.0000
40175156                  O                  08/01/34
0

9458661       Y65/G01     F                  476,000.00         ZZ
                          360                475,548.36         1
                          6.2500             2930.81            80
                          6.0000             2930.81
CONCORD       CA 94521    1                  07/01/04           00
0438222218                03                 09/01/04           0.0000
40168704                  O                  08/01/34
0

9458669       Y65/G01     F                  550,000.00         ZZ
                          360                548,848.79         1
                          5.7500             3209.65            67
                          5.5000             3209.65
STURGEON BAY  WI 54235    2                  06/25/04           00
0438218901                05                 08/01/04           0.0000
40151783                  O                  07/01/34
0

9458689       Y65/G01     F                  500,000.00         ZZ
                          360                497,743.78         1
                          5.3750             2799.86            70
                          5.1250             2799.86
PORT LUDLOW   WA 98365    2                  04/09/04           00
0438219669                05                 06/01/04           0.0000
40146305                  O                  05/01/34
0

9458699       Y65/G01     F                  576,000.00         ZZ
                          360                575,412.74         1
                          5.8750             3407.26            80
                          5.6250             3407.26
BERKELEY      CA 94708    1                  07/15/04           00
0438197915                05                 09/01/04           0.0000
40179255                  O                  08/01/34
0

9458703       Y65/G01     F                  375,000.00         ZZ
                          360                374,644.18         1
                          6.2500             2308.94            72
                          6.0000             2308.94
THOUSAND OAKS CA 91360    1                  07/12/04           00
0438201808                05                 09/01/04           0.0000
40178539                  O                  08/01/34
0

9458713       Y65/G01     F                  513,950.00         ZZ
                          360                513,462.34         1
                          6.2500             3164.48            70
                          6.0000             3164.48
BENICIA       CA 94510    1                  07/01/04           00
0438197600                05                 09/01/04           0.0000
40172640                  O                  08/01/34
0

9458731       Y65/G01     F                  512,000.00         ZZ
                          360                511,478.00         1
                          5.8750             3028.67            66
                          5.6250             3028.67
FLAGSTAFF     AZ 86001    5                  07/23/04           00
0438217762                03                 09/01/04           0.0000
40180119                  O                  08/01/34
0

9458737       Y65/G01     F                  473,900.00         ZZ
                          360                473,450.35         1
                          6.2500             2917.88            80
                          6.0000             2917.88
SAN JOSE      CA 95120    1                  07/13/04           00
0438224495                09                 09/01/04           0.0000
40178911                  O                  08/01/34
0

9458745       Y65/G01     F                  365,000.00         ZZ
                          360                364,305.54         1
                          6.2500             2247.37            45
                          6.0000             2247.37
BELLEVUE      WA 98006    1                  06/11/04           00
0438221848                05                 08/01/04           0.0000
40170514                  O                  07/01/34
0

9458749       Y65/G01     F                  620,000.00         ZZ
                          360                619,439.51         1
                          6.5000             3918.82            80
                          6.2500             3918.82
NEW YORK      NY 10011    1                  07/07/04           00
0438222697                08                 09/01/04           0.0000
F008514                   O                  08/01/34
0

9458791       Y65/G01     F                  500,000.00         T
                          360                499,536.90         1
                          6.3750             3119.35            67
                          6.1250             3119.35
DEER ISLE     ME 04627    1                  07/20/04           00
0438220964                05                 09/01/04           0.0000
WP2791                    O                  08/01/34
0

9458795       Y65/G01     F                  608,300.00         ZZ
                          360                607,736.59         1
                          6.3750             3795.00            70
                          6.1250             3795.00
SAN JOSE      CA 95148    1                  07/01/04           00
0438218133                05                 09/01/04           0.0000
40174804                  O                  08/01/34
0

9458805       Y65/G01     F                  350,000.00         ZZ
                          360                349,667.91         1
                          6.2500             2155.01            68
                          6.0000             2155.01
SIMI VALLEY   CA 93063    5                  07/16/04           00
0438221665                05                 09/01/04           0.0000
40180700                  O                  08/01/34
0

9458809       Y65/G01     F                  1,000,000.00       ZZ
                          360                997,986.00         1
                          6.5000             6320.68            55
                          6.2500             6320.68
SAN CLEMENTE  CA 92673    1                  06/24/04           00
0438201618                03                 08/01/04           0.0000
40166125                  O                  07/01/34
0

9458813       Y65/G01     F                  400,000.00         ZZ
                          360                399,620.46         1
                          6.2500             2462.87            72
                          6.0000             2462.87
CORONA        CA 92880    5                  07/12/04           00
0438220436                05                 09/01/04           0.0000
40172304                  O                  08/01/34
0

9458817       Y65/G01     F                  415,000.00         ZZ
                          360                414,198.12         1
                          6.2500             2555.23            74
                          6.0000             2555.23
BREA          CA 92821    5                  06/23/04           00
0438221913                05                 08/01/04           0.0000
40173795                  O                  07/01/34
0

9458827       Y65/G01     F                  650,000.00         ZZ
                          360                649,412.39         1
                          6.5000             4108.44            65
                          6.2500             4108.44
DANVILLE      CA 94506    5                  06/30/04           00
0438201543                03                 09/01/04           0.0000
40175435                  O                  08/01/34
0

9458839       Y65/G01     F                  616,800.00         ZZ
                          360                615,579.83         1
                          6.5000             3898.60            80
                          6.2500             3898.60
SAN JOSE      CA 95126    1                  06/29/04           00
0438222481                05                 08/01/04           0.0000
40174118                  O                  07/01/34
0

9459137       E22/G01     F                  102,000.00         TX
                          360                102,000.00         1
                          6.5000             644.71             56
                          6.2500             644.71
MCALLEN       TX 78504    5                  08/05/04           00
0421488891                05                 10/01/04           0.0000
0421488891                O                  09/01/34
0

9459195       E22/G01     F                  348,200.00         ZZ
                          360                348,200.00         1
                          6.3750             2172.31            85
                          6.1250             2172.31
WESTERVILLE   OH 43082    2                  08/05/04           01
0421527185                05                 10/01/04           12.0000
0421527185                O                  09/01/34
0

9459655       E82/G01     F                  288,000.00         ZZ
                          360                288,000.00         1
                          6.3750             1796.75            80
                          6.1250             1796.75
GLENDALE      CA 91206    2                  08/05/04           00
0401013230                05                 10/01/04           0.0000
0401013230                O                  09/01/34
0

9461376       A21/A21     F                  376,000.00         ZZ
                          360                375,318.34         1
                          6.5000             2376.58            80
                          6.2500             2376.58
FAIR LAWN     NJ 07410    1                  06/28/04           00
0100136038                05                 08/01/04           0.0000
0100136038                O                  07/01/34
0

9461759       975/G01     F                  504,000.00         ZZ
                          360                503,510.14         1
                          6.1250             3062.36            70
                          5.8750             3062.36
DOWNEY        CA 90240    1                  07/29/04           00
0438211989                05                 09/01/04           0.0000
2043442                   O                  08/01/34
0

9461877       477/G01     F                  602,000.00         ZZ
                          360                599,283.53         1
                          5.3750             3371.03            70
                          5.1250             3371.03
ORANGE        CA 92867    5                  04/22/04           00
0438220881                09                 06/01/04           0.0000
265625                    O                  05/01/34
0

9461883       477/G01     F                  575,000.00         ZZ
                          360                573,906.00         1
                          6.2500             3540.37            52
                          6.0000             3540.37
SARATOGA      CA 95070    1                  06/15/04           00
0438217192                05                 08/01/04           0.0000
230027                    O                  07/01/34
0

9461993       477/G01     F                  625,870.00         ZZ
                          360                622,701.53         1
                          4.7500             3264.83            70
                          4.5000             3264.83
LOS ANGELES   CA 90004    1                  04/15/04           00
0438217978                05                 06/01/04           0.0000
265640                    O                  05/01/34
0

9462367       E22/G01     F                  500,000.00         ZZ
                          360                500,000.00         1
                          6.7500             3242.99            80
                          6.5000             3242.99
WOODSBORO     MD 21798    1                  08/11/04           00
0421039447                03                 10/01/04           0.0000
0421039447                O                  09/01/34
0

9462467       E22/G01     F                  100,000.00         ZZ
                          360                100,000.00         1
                          6.5000             632.07             54
                          6.2500             632.07
WEST BATH     ME 04530    5                  08/06/04           00
0421428236                05                 10/01/04           0.0000
0421428236                O                  09/01/34
0

9462731       E22/G01     F                  87,500.00          ZZ
                          240                87,500.00          1
                          5.8750             620.58             50
                          5.6250             620.58
MONTICELLO    FL 32344    5                  08/06/04           00
0421630021                05                 10/01/04           0.0000
0421630021                O                  09/01/24
0

9463197       E82/G01     F                  279,500.00         ZZ
                          360                279,500.00         1
                          6.1250             1698.27            67
                          5.8750             1698.27
GLENDALE      CA 91214    2                  08/06/04           00
0401014667                05                 10/01/04           0.0000
0401014667                O                  09/01/34
0

9464373       Y94/G01     F                  600,000.00         ZZ
                          360                599,444.28         1
                          6.3750             3743.22            61
                          6.1250             3743.22
EL DORADO HILLCA 95762    1                  07/13/04           00
0438291767                03                 09/01/04           0.0000
0000011073                O                  08/01/34
0

9465643       E22/G01     F                  412,000.00         ZZ
                          360                412,000.00         1
                          5.8750             2437.14            80
                          5.6250             2437.14
GRANITE BAY   CA 95746    1                  08/01/04           00
0421469883                03                 10/01/04           0.0000
0421469883                O                  09/01/34
0

9465719       E22/G01     F                  440,000.00         ZZ
                          360                440,000.00         1
                          6.0000             2638.02            80
                          5.7500             2638.02
COLUMBUS      OH 43209    1                  08/12/04           00
0421690777                05                 10/01/04           0.0000
0421690777                O                  09/01/34
0

9467435       956/G01     F                  400,000.00         ZZ
                          360                398,277.42         1
                          5.6250             2302.63            79
                          5.3750             2302.63
SCOTTSDALE    AZ 85255    2                  04/06/04           00
0438306847                03                 06/01/04           0.0000
1114030378                O                  05/01/34
0

9467441       956/G01     F                  379,900.00         ZZ
                          360                378,732.34         1
                          5.8750             2247.25            53
                          5.6250             2247.25
PETALUMA      CA 94952    5                  05/12/04           00
0438306888                05                 07/01/04           0.0000
1114040420                O                  06/01/34
0

9467445       956/G01     F                  500,000.00         ZZ
                          360                498,091.60         1
                          6.1250             3038.05            62
                          5.8750             3038.05
HENDERSON     NV 89012    2                  06/04/04           00
0438306896                03                 08/01/04           0.0000
1114050039                O                  07/01/34
0

9467447       956/G01     F                  382,100.00         ZZ
                          360                380,530.23         1
                          5.8750             2260.27            80
                          5.6250             2260.27
TUCSON        AZ 85750    1                  04/30/04           00
0438306904                03                 06/01/04           0.0000
1114050047                O                  05/01/34
0

9467449       956/G01     F                  436,000.00         ZZ
                          360                434,752.43         1
                          6.2500             2684.53            80
                          6.0000             2684.53
SANTA ROSA    CA 95405    1                  05/24/04           00
0438306912                05                 07/01/04           0.0000
1114050051                O                  06/01/34
0

9467451       956/G01     F                  450,000.00         ZZ
                          360                448,742.99         1
                          6.3750             2807.41            56
                          6.1250             2807.41
SAN DIEGO     CA 92104    1                  05/24/04           00
0438306920                05                 07/01/04           0.0000
1114050186                O                  06/01/34
0

9467455       956/G01     F                  440,000.00         ZZ
                          360                439,162.84         1
                          6.2500             2709.16            67
                          6.0000             2709.16
SANTA ROSA    CA 95401    1                  06/07/04           00
0438306946                05                 08/01/04           0.0000
1114060019                O                  07/01/34
0

9467461       956/G01     F                  360,000.00         ZZ
                          360                359,306.64         1
                          6.2500             2216.58            80
                          6.0000             2216.58
UKIAH         CA 95482    1                  06/22/04           00
0438306961                05                 08/01/04           0.0000
1114060067                O                  07/01/34
0

9467463       956/G01     F                  416,000.00         ZZ
                          360                414,664.78         1
                          5.7500             2427.66            80
                          5.5000             2427.66
GREENVILLE    SC 29601    1                  05/27/04           00
0438306979                05                 07/01/04           0.0000
1214050009                O                  06/01/34
0

9467465       956/G01     F                  441,700.00         ZZ
                          360                440,818.38         1
                          6.0000             2648.21            75
                          5.7500             2648.21
SAMMAMISH     WA 98075    1                  06/02/04           00
0438306987                03                 08/01/04           0.0000
1314050030                O                  07/01/34
0

9467467       956/G01     F                  400,000.00         ZZ
                          360                399,620.46         1
                          6.2500             2462.87            67
                          6.0000             2462.87
SEATTLE       WA 98199    1                  07/12/04           00
0438306995                05                 09/01/04           0.0000
1314060003                O                  08/01/34
0

9467469       956/G01     F                  479,100.00         ZZ
                          360                478,634.35         1
                          6.1250             2911.06            80
                          5.8750             2911.06
RAVENSDALE    WA 98051    1                  07/15/04           00
0438307001                03                 09/01/04           0.0000
1314060066                O                  08/01/34
0

9467471       956/G01     F                  498,500.00         ZZ
                          360                496,981.17         1
                          6.2500             3069.35            52
                          6.0000             3069.35
ESCONDIDO     CA 92025    2                  05/26/04           00
0438307019                05                 07/01/04           0.0000
1514050010                O                  06/01/34
0

9467477       956/G01     F                  600,000.00         ZZ
                          360                598,283.18         1
                          6.2500             3694.30            37
                          6.0000             3694.30
HILLSBOROUGH  CA 94010    5                  05/27/04           00
0438307050                05                 07/01/04           0.0000
1514050053                O                  06/01/34
0

9467479       956/G01     F                  460,000.00         ZZ
                          360                459,186.06         1
                          6.6250             2945.43            48
                          6.3750             2945.43
ENCINITAS     CA 92024    2                  06/09/04           00
0438307068                05                 08/01/04           0.0000
1514050060                O                  07/01/34
0

9467481       956/G01     F                  456,000.00         ZZ
                          360                455,111.34         1
                          6.1250             2770.70            60
                          5.8750             2770.70
RAMONA        CA 92065    2                  06/11/04           00
0438307076                05                 08/01/04           0.0000
1514050062                O                  07/01/34
0

9467485       956/G01     F                  410,000.00         ZZ
                          360                408,610.98         1
                          6.2500             2524.44            39
                          6.0000             2524.44
HUNTINGTON BEACA 92648    2                  07/06/04           00
0438307092                05                 09/01/04           0.0000
1514060016                O                  08/01/34
0

9467487       956/G01     F                  380,000.00         ZZ
                          360                379,259.44         1
                          6.1250             2308.92            64
                          5.8750             2308.92
SAN DIEGO     CA 92129    2                  06/25/04           00
0438307100                05                 08/01/04           0.0000
1514060018                O                  07/01/34
0

9467489       956/G01     F                  400,000.00         ZZ
                          360                399,629.52         1
                          6.3750             2495.48            62
                          6.1250             2495.48
FALLBROOK     CA 92028    1                  07/02/04           00
0438307118                03                 09/01/04           0.0000
1514060057                O                  08/01/34
0

9467491       956/G01     F                  503,000.00         ZZ
                          360                487,207.38         1
                          6.1250             3056.28            42
                          5.8750             3056.28
AUSTIN        TX 78746    2                  05/19/04           00
0438307126                03                 07/01/04           0.0000
1614040233                O                  06/01/34
0

9467493       956/G01     F                  400,000.00         ZZ
                          360                399,620.46         1
                          6.2500             2462.87            38
                          6.0000             2462.87
UNIVERSITY PARTX 75205    1                  07/02/04           00
0438307134                05                 09/01/04           0.0000
1614060108                O                  08/01/34
0

9467495       956/G01     F                  424,000.00         ZZ
                          360                422,425.89         1
                          6.0000             2542.09            74
                          5.7500             2542.09
PORTLAND      OR 97229    2                  05/12/04           00
0438307142                03                 07/01/04           0.0000
1714030128                O                  06/01/34
0

9467503       956/G01     F                  496,600.00         ZZ
                          360                494,699.89         1
                          5.5000             2819.64            66
                          5.2500             2819.64
DANVILLE      CA 94526    2                  05/18/04           00
0438307183                05                 07/01/04           0.0000
1814031725                O                  06/01/34
0

9467505       956/G01     F                  392,200.00         ZZ
                          360                391,022.82         1
                          6.0000             2351.44            65
                          5.7500             2351.44
SAN BRUNO     CA 94066    2                  05/18/04           00
0438307191                05                 07/01/04           0.0000
1814031826                O                  06/01/34
0

9467509       956/G01     F                  625,000.00         ZZ
                          360                622,938.29         1
                          5.5000             3548.68            13
                          5.2500             3548.68
CORONA DEL MARCA 92625    5                  05/19/04           00
0438307217                05                 07/01/04           0.0000
1814040126                O                  06/01/34
0

9467511       956/G01     F                  452,250.00         ZZ
                          360                390,691.23         1
                          6.5000             2858.53            61
                          6.2500             2858.53
CONCORD       CA 94521    2                  05/28/04           00
0438307225                03                 07/01/04           0.0000
1814040214                O                  06/01/34
0

9467515       956/G01     F                  372,300.00         ZZ
                          360                371,938.15         1
                          6.1250             2262.13            65
                          5.8750             2262.13
SPRING VALLEY CA 91978    2                  07/08/04           00
0438307241                03                 09/01/04           0.0000
1814050098                O                  08/01/34
0

9467523       956/G01     F                  520,000.00         ZZ
                          360                518,476.04         1
                          6.1250             3159.57            64
                          5.8750             3159.57
SALT LAKE CITYUT 84108    2                  05/21/04           00
0438307282                03                 07/01/04           0.0000
2214050082                O                  06/01/34
0

9467525       956/G01     F                  432,000.00         ZZ
                          360                431,121.75         1
                          6.1250             2624.88            80
                          5.8750             2624.88
SOUTH JORDAN  UT 84095    2                  06/10/04           00
0438307290                05                 08/01/04           0.0000
2214050183                O                  07/01/34
0

9467527       956/G01     F                  650,000.00         ZZ
                          360                648,562.15         1
                          6.2500             4002.16            79
                          6.0000             4002.16
SALT LAKE CITYUT 84108    2                  06/11/04           00
0438307308                03                 08/01/04           0.0000
2214060016                O                  07/01/34
0

9467531       956/G01     F                  408,000.00         ZZ
                          360                406,774.56         1
                          6.0000             2446.17            77
                          5.7500             2446.17
SAINT CHARLES IL 60175    2                  05/12/04           00
0438307332                05                 07/01/04           0.0000
2314040071                O                  06/01/34
0

9467535       956/G01     F                  650,000.00         ZZ
                          360                648,671.34         1
                          5.8750             3845.00            65
                          5.6250             3845.00
CHICAGO       IL 60657    2                  06/18/04           00
0438307357                05                 08/01/04           0.0000
2314060011                O                  07/01/34
0

9467537       956/G01     F                  396,000.00         ZZ
                          360                395,190.54         1
                          5.8750             2342.49            80
                          5.6250             2342.49
LOMBARD       IL 60148    1                  06/29/04           00
0438307365                05                 08/01/04           0.0000
2314060033                O                  07/01/34
0

9467539       956/G01     F                  420,000.00         ZZ
                          360                418,739.39         1
                          6.0000             2518.11            75
                          5.7500             2518.11
DENVER        CO 80206    1                  05/18/04           00
0438307373                05                 07/01/04           0.0000
2414050002                O                  06/01/34
0

9467541       956/G01     F                  696,000.00         ZZ
                          360                694,738.21         1
                          6.5000             4399.19            80
                          6.2500             4399.19
EVERGREEN     CO 80439    1                  06/25/04           00
0438307399                03                 08/01/04           0.0000
2414050045                O                  07/01/34
0

9467543       956/G01     F                  459,400.00         ZZ
                          360                458,504.71         1
                          6.1250             2791.36            80
                          5.8750             2791.36
DENVER        CO 80207    1                  06/18/04           00
0438307407                05                 08/01/04           0.0000
2414050057                O                  07/01/34
0

9467555       956/G01     F                  400,000.00         ZZ
                          360                399,238.95         1
                          6.2500             2462.87            54
                          6.0000             2462.87
ROCKVILLE     MD 20850    1                  06/28/04           00
0438307456                05                 08/01/04           0.0000
2714060029                O                  07/01/34
0

9467557       956/G01     F                  535,200.00         ZZ
                          360                534,205.97         1
                          6.3750             3338.95            80
                          6.1250             3338.95
NORTH ANDOVER MA 01845    1                  06/18/04           00
0438307464                05                 08/01/04           0.0000
2814050015                O                  07/01/34
0

9467571       956/G01     F                  520,000.00         ZZ
                          360                518,761.76         1
                          6.3750             3244.12            80
                          6.1250             3244.12
NEW ORLEANS   LA 70118    1                  06/01/04           00
0438307522                05                 08/01/04           0.0000
3214050102                O                  07/01/34
0

9467573       956/G01     F                  384,000.00         ZZ
                          360                383,251.66         1
                          6.1250             2333.22            80
                          5.8750             2333.22
NEW ORLEANS   LA 70130    1                  06/18/04           00
0438307530                05                 08/01/04           0.0000
3214050107                O                  07/01/34
0

9467575       956/G01     F                  344,400.00         ZZ
                          360                343,322.78         1
                          6.1250             2092.61            80
                          5.8750             2092.61
HOUSTON       TX 77055    1                  06/23/04           00
0438307555                05                 08/01/04           0.0000
3214060058                O                  07/01/34
0

9467581       956/G01     F                  566,000.00         ZZ
                          360                564,973.87         1
                          6.5000             3577.51            69
                          6.2500             3577.51
STAMFORD      CT 06903    2                  06/24/04           00
0438307589                05                 08/01/04           0.0000
3414060060                O                  07/01/34
0

9467583       956/G01     F                  369,600.00         ZZ
                          360                369,249.31         1
                          6.2500             2275.69            80
                          6.0000             2275.69
NORWALK       CT 06851    1                  07/02/04           00
0438307597                05                 09/01/04           0.0000
3414060067                O                  08/01/34
0

9467591       956/G01     F                  627,000.00         ZZ
                          360                626,419.28         1
                          6.3750             3911.66            57
                          6.1250             3911.66
WESTON        CT 06883    2                  07/12/04           00
0438307605                05                 09/01/04           0.0000
3414060088                O                  08/01/34
0

9467593       956/G01     F                  482,400.00         ZZ
                          360                481,953.20         1
                          6.3750             3009.55            80
                          6.1250             3009.55
EDEN PRAIRIE  MN 55347    1                  07/16/04           00
0438307613                05                 09/01/04           0.0000
3514060041                O                  08/01/34
0

9467599       956/G01     F                  391,400.00         ZZ
                          360                390,655.31         1
                          6.2500             2409.92            95
                          6.0000             2409.92
CARSON CITY   NV 89703    1                  06/08/04           01
0438307647                05                 08/01/04           30.0000
3714050050                O                  07/01/34
0

9467607       956/G01     F                  475,000.00         ZZ
                          360                474,424.48         1
                          6.1250             2886.15            45
                          5.8750             2886.15
PARKLAND      FL 33076    1                  07/07/04           00
0438307688                03                 09/01/04           0.0000
4114060046                O                  08/01/34
0

9467615       956/G01     F                  440,000.00         ZZ
                          360                438,647.59         1
                          5.8750             2602.77            80
                          5.6250             2602.77
ARVADA        CO 80002    1                  05/27/04           00
0438307720                03                 07/01/04           0.0000
4314050036                O                  06/01/34
0

9467617       956/G01     F                  556,000.00         ZZ
                          360                554,208.42         1
                          5.6250             3200.65            80
                          5.3750             3200.65
SEATTLE       WA 98119    1                  05/10/04           00
0438307738                05                 07/01/04           0.0000
4314050037                O                  06/01/34
0

9467621       956/G01     F                  400,000.00         ZZ
                          360                398,855.45         1
                          6.2500             2462.87            46
                          6.0000             2462.87
MICHIGAN CITY IN 46360    1                  05/20/04           00
0438307746                05                 07/01/04           0.0000
4314050043                O                  06/01/34
0

9467625       956/G01     F                  450,000.00         ZZ
                          360                445,116.86         1
                          6.1250             2734.25            64
                          5.8750             2734.25
WOODINVILLE   WA 98072    1                  06/21/04           00
0438307753                05                 08/01/04           0.0000
4314050077                O                  07/01/34
0

9467631       956/G01     F                  430,000.00         ZZ
                          360                428,211.89         1
                          6.1250             2612.73            47
                          5.8750             2612.73
POTOMAC       MD 20854    1                  05/18/04           00
0438307787                05                 07/01/04           0.0000
4414040145                O                  06/01/34
0

9467633       956/G01     F                  382,152.00         ZZ
                          360                380,422.29         1
                          6.2500             2352.98            80
                          6.0000             2352.98
ALDIE         VA 20105    1                  06/14/04           00
0438307795                03                 08/01/04           0.0000
4414050032                O                  07/01/34
0

9467635       956/G01     F                  503,200.00         ZZ
                          360                502,242.60         1
                          6.2500             3098.29            80
                          6.0000             3098.29
GERMANTOWN    MD 20874    1                  06/25/04           00
0438307803                03                 08/01/04           0.0000
4414050052                O                  07/01/34
0

9467637       956/G01     F                  400,000.00         ZZ
                          360                399,620.46         1
                          6.2500             2462.87            80
                          6.0000             2462.87
CLIFTON       VA 20124    1                  07/15/04           00
0438307811                03                 09/01/04           0.0000
4414070001                O                  08/01/34
0

9467639       956/G01     F                  439,000.00         ZZ
                          360                437,713.41         1
                          6.1250             2667.41            80
                          5.8750             2667.41
AUBURN        CA 95603    1                  05/10/04           00
0438307829                05                 07/01/04           0.0000
4514050006                O                  06/01/34
0

9467645       956/G01     F                  632,500.00         ZZ
                          360                631,296.60         1
                          6.2500             3894.41            80
                          6.0000             3894.41
SUWANEE       GA 30024    2                  06/11/04           00
0438307860                03                 08/01/04           0.0000
4614050077                O                  07/01/34
0

9467647       956/G01     F                  367,200.00         ZZ
                          360                366,501.37         1
                          6.2500             2260.91            80
                          6.0000             2260.91
MARIETTA      GA 30068    1                  06/15/04           00
0438307878                03                 08/01/04           0.0000
4614060001                O                  07/01/34
0

9467649       956/G01     F                  785,000.00         ZZ
                          360                782,991.97         1
                          6.1250             4769.74            61
                          5.8750             4769.74
ALPHARETTA    GA 30004    2                  06/25/04           00
0438307886                05                 08/01/04           0.0000
4614060025                O                  07/01/34
0

9467653       956/G01     F                  385,000.00         ZZ
                          360                383,816.65         1
                          5.8750             2277.42            75
                          5.6250             2277.42
WHEATON       IL 60187    2                  05/12/04           00
0438307894                05                 07/01/04           0.0000
4714040116                O                  06/01/34
0

9467665       956/G01     F                  560,000.00         ZZ
                          360                558,237.55         1
                          5.7500             3268.01            80
                          5.5000             3268.01
ASHBURN       VA 20147    1                  05/25/04           00
0438307928                05                 07/01/04           0.0000
5414040122                O                  06/01/34
0

9467673       956/G01     F                  343,000.00         ZZ
                          360                342,331.56         1
                          6.1250             2084.10            78
                          5.8750             2084.10
WARRENTON     VA 20186    1                  06/17/04           00
0438307951                03                 08/01/04           0.0000
5414050035                O                  07/01/34
0

9467675       956/G01     F                  396,000.00         ZZ
                          360                395,624.26         1
                          6.2500             2438.24            80
                          6.0000             2438.24
FEDERAL WAY   WA 98023    1                  07/15/04           00
0438307969                03                 09/01/04           0.0000
5514060020                O                  08/01/34
0

9467683       956/G01     F                  471,000.00         ZZ
                          360                469,552.33         1
                          5.8750             2786.14            70
                          5.6250             2786.14
MOUND         MN 55364    2                  05/14/04           00
0438307993                05                 07/01/04           0.0000
5714040102                O                  06/01/34
0

9467687       956/G01     F                  500,000.00         ZZ
                          360                499,502.25         1
                          6.0000             2997.75            71
                          5.7500             2997.75
SARASOTA      FL 34241    1                  07/08/04           00
0438308017                03                 09/01/04           0.0000
6014060014                O                  08/01/34
0

9467689       956/G01     F                  460,000.00         ZZ
                          360                459,124.79         1
                          6.2500             2832.30            78
                          6.0000             2832.30
REDWOOD CITY  CA 94062    1                  06/11/04           00
0438308025                05                 08/01/04           0.0000
6214060001                O                  07/01/34
0

9467691       956/G01     F                  455,000.00         ZZ
                          360                454,091.84         1
                          6.0000             2727.95            74
                          5.7500             2727.95
MANASSAS      VA 20112    1                  06/29/04           00
0438308033                03                 08/01/04           0.0000
6514060003                O                  07/01/34
0

9467715       956/G01     F                  431,200.00         ZZ
                          360                429,966.18         1
                          6.2500             2654.97            80
                          6.0000             2654.97
CHANDLER      AZ 85248    1                  05/21/04           00
0438308066                03                 07/01/04           0.0000
7314050008                O                  06/01/34
0

9467723       956/G01     F                  445,000.00         ZZ
                          360                444,577.77         1
                          6.2500             2739.94            74
                          6.0000             2739.94
SCOTTSDALE    AZ 85260    1                  07/07/04           00
0438308108                05                 09/01/04           0.0000
414060058                 O                  08/01/34
0

9467729       956/956     F                  440,000.00         ZZ
                          360                437,569.81         1
                          5.5000             2498.27            52
                          5.2500             2498.27
TORRANCE      CA 90505    2                  03/31/04           00
614030172                 05                 05/01/04           0.0000
614030172                 O                  04/01/34
0

9467735       956/G01     F                  435,500.00         ZZ
                          360                435,096.64         1
                          6.3750             2716.95            73
                          6.1250             2716.95
LA CANADA-FLINCA 91011    1                  07/02/04           00
0438308165                05                 09/01/04           0.0000
614050079                 O                  08/01/34
0

9467743       956/G01     F                  630,000.00         ZZ
                          360                628,829.90         1
                          6.3750             3930.38            70
                          6.1250             3930.38
SAN JOSE      CA 95120    2                  06/18/04           00
0438308207                05                 08/01/04           0.0000
714060028                 O                  07/01/34
0

9467745       956/G01     F                  465,000.00         ZZ
                          360                464,569.31         1
                          6.3750             2901.00            78
                          6.1250             2901.00
FREMONT       CA 94539    1                  07/02/04           00
0438308215                05                 09/01/04           0.0000
714060038                 O                  08/01/34
0

9467747       956/G01     F                  360,000.00         ZZ
                          360                359,666.57         1
                          6.3750             2245.93            64
                          6.1250             2245.93
SANTA CLARA   CA 95051    2                  07/02/04           00
0438308223                05                 09/01/04           0.0000
714060047                 O                  08/01/34
0

9467749       956/G01     F                  368,500.00         ZZ
                          360                368,141.85         1
                          6.1250             2239.04            59
                          5.8750             2239.04
MARTINEZ      CA 94553    2                  07/02/04           00
0438308231                05                 09/01/04           0.0000
814060019                 O                  08/01/34
0

9467753       956/G01     F                  479,920.00         ZZ
                          360                479,049.95         1
                          6.5000             3033.42            80
                          6.2500             3033.42
SALINE        MI 48176    1                  06/28/04           00
0438308256                05                 08/01/04           0.0000
914060006                 O                  07/01/34
0

9467755       956/G01     F                  425,000.00         ZZ
                          360                424,210.63         1
                          6.3750             2651.45            71
                          6.1250             2651.45
RIDGEWOOD     NJ 07450    1                  06/30/04           00
0438308264                05                 08/01/04           0.0000
914060019                 O                  07/01/34
0

9467759       956/G01     F                  574,600.00         ZZ
                          360                573,532.78         1
                          6.3750             3584.76            66
                          6.1250             3584.76
DUBLIN        CA 94568    1                  06/03/04           00
0438308298                03                 08/01/04           0.0000
114050030                 O                  07/01/34
0

9467763       956/G01     F                  370,000.00         ZZ
                          360                369,312.79         1
                          6.3750             2308.32            61
                          6.1250             2308.32
SAN JOSE      CA 95124    1                  06/09/04           00
0438308314                05                 08/01/04           0.0000
114050041                 O                  07/01/34
0

9467765       956/G01     F                  505,600.00         ZZ
                          360                504,683.38         1
                          6.5000             3195.74            80
                          6.2500             3195.74
DALY CITY     CA 94015    1                  06/17/04           00
0438308322                05                 08/01/04           0.0000
114050044                 O                  07/01/34
0

9467767       956/G01     F                  698,600.00         ZZ
                          360                697,952.95         1
                          6.3750             4358.36            70
                          6.1250             4358.36
SAN FRANCISCO CA 94132    1                  07/13/04           00
0438308330                05                 09/01/04           0.0000
114070008                 O                  08/01/34
0

9467771       956/G01     F                  437,000.00         ZZ
                          360                436,168.56         1
                          6.2500             2690.68            75
                          6.0000             2690.68
ELK GROVE     CA 95624    1                  06/11/04           00
0438308355                05                 08/01/04           0.0000
314030125                 O                  07/01/34
0

9467775       956/G01     F                  423,000.00         ZZ
                          360                421,659.30         1
                          6.0000             2536.10            73
                          5.7500             2536.10
REDDING       CA 96001    2                  05/27/04           00
0438308371                05                 07/01/04           0.0000
314050027                 O                  06/01/34
0

9467779       956/G01     F                  410,000.00         ZZ
                          360                409,233.16         1
                          6.3750             2557.87            75
                          6.1250             2557.87
ROSEVILLE     CA 95747    1                  06/22/04           00
0438308397                03                 08/01/04           0.0000
314060013                 O                  07/01/34
0

9467781       956/G01     F                  408,000.00         ZZ
                          360                407,242.21         1
                          6.3750             2545.39            80
                          6.1250             2545.39
TORRANCE      CA 90504    1                  06/29/04           00
0438308405                05                 08/01/04           0.0000
314060055                 O                  07/01/34
0

9468361       U80/G01     F                  600,000.00         ZZ
                          360                600,000.00         1
                          6.2500             3694.30            65
                          6.0000             3694.30
GREENVILLE    SC 29605    1                  08/11/04           00
0438218141                03                 10/01/04           0.0000
30016420                  O                  09/01/34
0

9469140       696/G01     F                  624,650.00         ZZ
                          360                624,071.45         1
                          6.3750             3897.00            70
                          6.1250             3897.00
BETHESDA      MD 20814    1                  07/15/04           00
0438109886                03                 09/01/04           0.0000
30504061                  O                  08/01/34
0

9469564       696/G01     F                  511,200.00         ZZ
                          360                510,726.53         1
                          6.3750             3189.22            80
                          6.1250             3189.22
ARLINGTON     VA 22205    1                  07/19/04           00
0438118747                05                 09/01/04           0.0000
22304064                  O                  08/01/34
0

9469578       696/G01     F                  341,000.00         ZZ
                          360                340,676.44         1
                          6.2500             2099.60            61
                          6.0000             2099.60
VIENNA        VA 22180    1                  07/19/04           00
0438117988                05                 09/01/04           0.0000
22804104                  O                  08/01/34
0

9469580       696/G01     F                  415,000.00         ZZ
                          360                414,615.63         1
                          6.3750             2589.06            59
                          6.1250             2589.06
ARLINGTON     VA 22201    1                  07/16/04           00
0438116626                05                 09/01/04           0.0000
25104154                  O                  08/01/34
0

9469675       E22/G01     F                  135,000.00         ZZ
                          360                135,000.00         1
                          6.2500             831.22             60
                          6.0000             831.22
BRUNSWICK     ME 04011    5                  08/09/04           00
0421511700                05                 10/01/04           0.0000
0421511700                O                  09/01/34
0

9469755       E22/G01     F                  198,750.00         ZZ
                          360                198,750.00         1
                          6.2500             1223.74            75
                          6.0000             1223.74
LAKE ST. LOUISMO 63367    2                  08/09/04           00
0421550492                03                 10/01/04           0.0000
0421550492                O                  09/01/34
0

9470100       696/G01     F                  636,000.00         ZZ
                          360                635,366.86         1
                          6.0000             3813.14            80
                          5.7500             3813.14
GREAT FALLS   VA 22066    1                  07/16/04           00
0438126187                05                 09/01/04           0.0000
26404081                  O                  08/01/34
0

9470661       E82/G01     F                  374,500.00         ZZ
                          360                374,500.00         1
                          6.2500             2305.86            83
                          6.0000             2305.86
GIG HARBOR    WA 98335    2                  08/12/04           04
0401018544                03                 10/01/04           12.0000
0401018544                O                  09/01/34
0

9470728       696/G01     F                  599,200.00         ZZ
                          360                598,645.02         1
                          6.3750             3738.23            80
                          6.1250             3738.23
KENSINGTON    MD 20895    1                  07/20/04           00
0438149171                05                 09/01/04           0.0000
31104086                  O                  08/01/34
0

9470740       696/G01     F                  440,800.00         ZZ
                          360                440,391.73         1
                          6.3750             2750.02            80
                          6.1250             2750.02
WASHINGTON    DC 20008    1                  07/20/04           00
0438134587                01                 09/01/04           0.0000
24604206                  O                  08/01/34
0

9470741       W68/G01     F                  398,000.00         ZZ
                          360                397,613.17         1
                          6.1250             2418.29            75
                          5.8750             2418.29
LADERA RANCH  CA 92694    2                  07/20/04           00
0438277915                01                 09/01/04           0.0000
4061288                   O                  08/01/34
0

9470742       696/G01     F                  468,000.00         ZZ
                          360                467,534.10         1
                          6.0000             2805.90            80
                          5.7500             2805.90
STERLING      VA 20165    1                  07/13/04           00
0438135543                03                 09/01/04           0.0000
21704143                  O                  08/01/34
0

9470766       H22/G01     F                  400,000.00         ZZ
                          360                399,629.52         2
                          6.3750             2495.48            69
                          6.1250             2495.48
BROOKLYN      NY 11209    1                  07/23/04           00
0438168106                05                 09/01/04           0.0000
0406016                   O                  08/01/34
0

9470861       M45/G01     F                  445,000.00         ZZ
                          360                444,535.39         1
                          5.7500             2596.90            54
                          5.5000             2596.90
COSTA MESA    CA 92626    5                  07/01/04           00
0438225443                05                 09/01/04           0.0000
A0699880                  O                  08/01/34
0

9470869       M45/G01     F                  450,000.00         ZZ
                          360                449,573.02         1
                          6.2500             2770.73            54
                          6.0000             2770.73
SAN RAMON     CA 94583    5                  07/20/04           00
0438223901                03                 09/01/04           0.0000
A0712764                  O                  08/01/34
0

9470873       M45/G01     F                  565,000.00         ZZ
                          360                564,437.53         1
                          6.0000             3387.47            76
                          5.7500             3387.47
WALNUT CREEK  CA 94598    1                  07/22/04           00
0438224917                05                 09/01/04           0.0000
A0713143                  O                  08/01/34
0

9470877       M45/G01     F                  380,000.00         ZZ
                          360                379,656.47         1
                          6.5000             2401.86            80
                          6.2500             2401.86
ARLINGTON     MA 02476    1                  07/28/04           00
0438221129                05                 09/01/04           0.0000
A0702388                  O                  08/01/34
0

9470881       M45/G01     F                  362,400.00         ZZ
                          360                362,056.14         1
                          6.2500             2231.36            80
                          6.0000             2231.36
EDGEWATER     MD 21037    1                  07/22/04           00
0438228736                05                 09/01/04           0.0000
A0682559                  O                  08/01/34
0

9470891       M45/G01     F                  397,500.00         ZZ
                          360                397,149.29         1
                          6.6250             2545.24            62
                          6.3750             2545.24
ROSEVILLE     CA 95747    5                  07/22/04           00
0438225351                05                 09/01/04           0.0000
A704916                   O                  08/01/34
0

9470895       M45/G01     F                  408,000.00         ZZ
                          360                407,612.87         1
                          6.2500             2512.13            80
                          6.0000             2512.13
POTOMAC       MD 20854    1                  07/23/04           00
0438224867                09                 09/01/04           0.0000
A0712307                  O                  08/01/34
0

9470899       M45/G01     F                  520,000.00         ZZ
                          360                519,494.59         1
                          6.1250             3159.58            77
                          5.8750             3159.58
FREMONT       CA 94536    1                  07/19/04           00
0438222911                05                 09/01/04           0.0000
A0705004                  O                  08/01/34
0

9470903       M45/G01     F                  400,000.00         ZZ
                          360                399,592.17         1
                          5.8750             2366.16            77
                          5.6250             2366.16
BETHLEHEM     PA 18015    1                  07/15/04           00
0438220899                05                 09/01/04           0.0000
A0705915                  O                  08/01/34
0

9470909       M45/G01     F                  515,000.00         ZZ
                          360                514,523.01         1
                          6.3750             3212.93            52
                          6.1250             3212.93
PALO ALTO     CA 94306    5                  07/20/04           00
0438225203                05                 09/01/04           0.0000
A0714007                  O                  08/01/34
0

9470915       M45/G01     F                  360,000.00         ZZ
                          360                359,682.38         1
                          6.6250             2305.12            66
                          6.3750             2305.12
RICHMOND      VA 23226    5                  07/06/04           00
0438225146                05                 09/01/04           0.0000
A0709001                  O                  08/01/34
0

9470917       M45/G01     F                  650,000.00         ZZ
                          360                649,397.97         1
                          6.3750             4055.16            62
                          6.1250             4055.16
WARREN        NJ 07059    2                  07/26/04           00
0438224248                05                 09/01/04           0.0000
A0703189                  O                  08/01/34
0

9470927       M45/G01     F                  600,000.00         ZZ
                          360                599,444.28         1
                          6.3750             3743.22            55
                          6.1250             3743.22
PLACENTIA     CA 92870    5                  07/09/04           00
0438225393                03                 09/01/04           0.0000
A0710204                  O                  08/01/34
0

9470931       M45/G01     F                  400,000.00         ZZ
                          360                399,638.39         1
                          6.5000             2528.28            69
                          6.2500             2528.28
CULVER CITY   CA 90230    5                  07/20/04           00
0438222473                05                 09/01/04           0.0000
A0711185                  O                  08/01/34
0

9470937       M45/G01     F                  383,200.00         T
                          360                382,870.07         1
                          6.7500             2485.43            80
                          6.5000             2485.43
DORRINGTON    CA 95223    1                  07/14/04           00
0438221509                05                 09/01/04           0.0000
A0702634                  O                  08/01/34
0

9470941       M45/G01     F                  460,000.00         ZZ
                          360                458,573.94         1
                          6.3750             2869.81            74
                          6.1250             2869.81
SAN JOSE      CA 95136    5                  07/06/04           00
0438225112                05                 09/01/04           0.0000
A0710200                  O                  08/01/34
0

9470947       M45/G01     F                  536,000.00         ZZ
                          360                535,479.03         1
                          6.1250             3256.80            80
                          5.8750             3256.80
SKILLMAN      NJ 08558    1                  07/29/04           00
0438223547                05                 09/01/04           0.0000
A0711527                  O                  08/01/34
0

9470955       M45/G01     F                  600,000.00         ZZ
                          360                599,402.69         1
                          6.0000             3597.31            75
                          5.7500             3597.31
NORTHRIDGE    CA 91326    1                  07/26/04           00
0438228447                05                 09/01/04           0.0000
A0720052                  O                  08/01/34
0

9472292       696/G01     F                  421,600.00         ZZ
                          360                421,190.23         1
                          6.1250             2561.69            80
                          5.8750             2561.69
FAIRFAX STATIOVA 22039    1                  07/21/04           00
0438159238                03                 09/01/04           0.0000
31204227                  O                  08/01/34
0

9472626       696/G01     F                  524,000.00         ZZ
                          360                523,502.81         1
                          6.2500             3226.36            80
                          6.0000             3226.36
ARLINGTON     VA 22207    1                  07/23/04           00
0438163115                05                 09/01/04           0.0000
32604201                  O                  08/01/34
0

9472630       696/G01     F                  452,000.00         ZZ
                          360                451,571.13         1
                          6.2500             2783.04            70
                          6.0000             2783.04
ARLINGTON     VA 22201    1                  07/26/04           00
0438163867                09                 09/01/04           0.0000
25104163                  O                  08/01/34
0

9472633       X12/G01     F                  472,000.00         ZZ
                          360                471,552.14         1
                          6.2500             2906.19            80
                          6.0000             2906.19
INDIANAPOLIS  IN 46228    1                  07/15/04           00
0438211104                05                 09/01/04           0.0000
5010141353                O                  08/01/34
0

9472635       X12/G01     F                  446,850.00         ZZ
                          360                446,405.16         1
                          6.0000             2679.09            76
                          5.7500             2679.09
SAN DIEGO     CA 92122    5                  07/19/04           00
0438211252                05                 09/01/04           0.0000
1625500292                O                  08/01/34
0

9473055       E22/G01     F                  367,000.00         ZZ
                          360                367,000.00         1
                          6.0000             2200.35            72
                          5.7500             2200.35
BRENTWOOD     CA 94513    1                  08/02/04           00
0421176819                05                 10/01/04           0.0000
0421176819                O                  09/01/34
0

9473187       E22/G01     F                  120,000.00         ZZ
                          240                120,000.00         1
                          6.3750             885.88             77
                          6.1250             885.88
ATHENS        AL 35613    1                  08/16/04           00
0421676933                05                 10/01/04           0.0000
0421676933                O                  09/01/24
0

9473365       E22/G01     F                  612,300.00         ZZ
                          360                612,300.00         1
                          6.2500             3770.04            65
                          6.0000             3770.04
CLYDE HILL    WA 98004    1                  08/04/04           00
0421415084                05                 10/01/04           0.0000
0421415084                O                  09/01/34
0

9473756       696/G01     F                  392,000.00         ZZ
                          360                391,628.06         1
                          6.2500             2413.61            52
                          6.0000             2413.61
ARLINGTON     VA 22204    1                  07/28/04           00
0438166944                05                 09/01/04           0.0000
25104160                  O                  08/01/34
0

9473762       696/G01     F                  356,000.00         ZZ
                          360                355,700.91         1
                          6.8750             2338.67            80
                          6.6250             2338.67
SOUTH RIDING  VA 20152    5                  07/23/04           00
0438166878                09                 09/01/04           0.0000
60404043                  O                  08/01/34
0

9473766       696/G01     F                  475,000.00         ZZ
                          360                474,560.06         1
                          6.3750             2963.38            78
                          6.1250             2963.38
FALLS CHURCH  VA 22046    1                  07/28/04           00
0438167280                05                 09/01/04           0.0000
22804087                  O                  08/01/34
0

9474397       F09/G01     F                  356,000.00         ZZ
                          360                354,466.90         1
                          5.6250             2049.34            80
                          5.3750             2049.34
HAGERSTOWN    MD 21742    2                  04/12/04           00
0438236143                05                 06/01/04           0.0000
4000081986                O                  05/01/34
0

9474413       F09/G01     F                  380,000.00         ZZ
                          360                379,294.21         1
                          6.3750             2370.71            74
                          6.1250             2370.71
MEDWAY        MA 02053    1                  06/30/04           00
0438253478                05                 08/01/04           0.0000
4000104728                O                  07/01/34
0

9474419       F09/G01     F                  650,000.00         ZZ
                          360                646,409.93         1
                          5.5000             3690.63            73
                          5.2500             3690.63
WEST FRIENDSHIMD 21794    2                  03/29/04           00
0438249377                03                 05/01/04           0.0000
4000068818                O                  04/01/34
0

9474425       F09/G01     F                  593,000.00         ZZ
                          360                590,324.16         1
                          5.3750             3320.63            70
                          5.1250             3320.63
BLOOMFIELD HILMI 48301    2                  04/07/04           00
0438242042                05                 06/01/04           0.0000
4000071778                O                  05/01/34
0

9474513       F09/G01     F                  400,000.00         ZZ
                          360                398,741.09         1
                          5.7500             2334.30            80
                          5.5000             2334.30
PHOENIX       MD 21131    1                  05/28/04           00
0438245896                05                 07/01/04           0.0000
4000072607                O                  06/01/34
0

9474519       F09/G01     F                  650,000.00         ZZ
                          360                648,792.76         1
                          6.3750             4055.15            80
                          6.1250             4055.15
POTOMAC       MD 20854    1                  06/23/04           00
0438242372                05                 08/01/04           0.0000
4000102769                O                  07/01/34
0

9474527       F09/G01     F                  590,000.00         ZZ
                          360                587,337.69         1
                          5.3750             3303.83            46
                          5.1250             3303.83
EVANSTON      IL 60201    1                  05/07/04           00
0438272593                05                 06/01/04           0.0000
4000068215                O                  05/01/34
0

9474531       F09/G01     F                  490,000.00         ZZ
                          360                488,383.60         1
                          5.5000             2782.17            68
                          5.2500             2782.17
WRENTHAM      MA 02093    2                  05/26/04           00
0438248437                05                 07/01/04           0.0000
4000068467                O                  06/01/34
0

9474543       F09/G01     F                  413,700.00         ZZ
                          360                411,070.92         1
                          5.8750             2447.19            64
                          5.6250             2447.19
HENDERSONVILLETN 37075    2                  02/13/04           00
0438272627                05                 04/01/04           0.0000
4000041965                O                  03/01/34
0

9474562       696/G01     F                  388,000.00         ZZ
                          360                387,631.85         1
                          6.2500             2388.98            80
                          6.0000             2388.98
SILVER SPRING MD 20901    1                  07/28/04           00
0438171068                05                 09/01/04           0.0000
32904158                  O                  08/01/34
0

9474565       F09/G01     F                  640,000.00         ZZ
                          360                639,407.23         1
                          6.3750             3992.77            80
                          6.1250             3992.77
BROOKLINE     MA 02446    1                  07/15/04           00
0438271603                01                 09/01/04           0.0000
4000106480                O                  08/01/34
0

9474567       F09/G01     F                  364,800.00         ZZ
                          360                363,977.67         1
                          6.1250             2216.56            80
                          5.8750             2216.56
CAMBRIDGE     MN 55008    2                  06/11/04           00
0438245474                05                 08/01/04           0.0000
4000107950                O                  07/01/34
0

9474570       696/G01     F                  375,000.00         ZZ
                          360                374,644.18         1
                          6.2500             2308.94            63
                          6.0000             2308.94
CENTREVILLE   VA 20121    1                  07/23/04           00
0438170219                03                 09/01/04           0.0000
23304233                  O                  08/01/34
0

9474574       696/G01     F                  628,000.00         ZZ
                          360                628,000.00         1
                          6.2500             3270.83            80
                          6.0000             3270.83
OAK HILL      VA 20171    1                  07/28/04           00
0438170797                05                 09/01/04           0.0000
21404094                  O                  08/01/34
0

9474581       F09/G01     F                  381,600.00         ZZ
                          360                380,786.41         1
                          6.1250             2318.64            80
                          5.8750             2318.64
CAMBRIDGE     MA 02139    1                  06/30/04           00
0438249062                01                 08/01/04           0.0000
4000107009                O                  07/01/34
0

9474587       F09/G01     F                  440,000.00         ZZ
                          360                439,582.51         1
                          6.2500             2709.16            61
                          6.0000             2709.16
GENEVA        IL 60134    1                  07/14/04           00
0438272866                05                 09/01/04           0.0000
4000113644                O                  08/01/34
0

9474631       F09/G01     F                  475,000.00         ZZ
                          360                474,549.30         1
                          6.2500             2924.66            72
                          6.0000             2924.66
BROOKLINE     MA 02467    1                  07/23/04           00
0438249500                05                 09/01/04           0.0000
4000118173                O                  08/01/34
0

9474645       F09/G01     F                  437,600.00         ZZ
                          360                437,174.67         1
                          6.1250             2658.91            76
                          5.8750             2658.91
BURIEN        WA 98166    2                  07/14/04           00
0438273211                05                 09/01/04           0.0000
4000114813                O                  08/01/34
0

9474669       F09/G01     F                  420,000.00         ZZ
                          360                419,611.00         1
                          6.3750             2620.25            60
                          6.1250             2620.25
NORTH ANDOVER MA 01845    1                  07/14/04           00
0438273260                05                 09/01/04           0.0000
4000114404                O                  08/01/34
0

9474685       F09/G01     F                  455,500.00         ZZ
                          360                454,545.91         1
                          5.7500             2658.17            73
                          5.5000             2658.17
FALLS CHURCH  VA 22043    2                  06/25/04           00
0438237828                05                 08/01/04           0.0000
4000109874                O                  07/01/34
0

9474687       F09/G01     F                  350,000.00         ZZ
                          360                348,562.08         1
                          5.8750             2070.39            62
                          5.6250             2070.39
WHEATON       IL 60187    1                  06/01/04           00
0438247082                05                 07/01/04           0.0000
4000090302                O                  06/01/34
0

9474705       F09/G01     F                  369,000.00         ZZ
                          360                366,754.07         1
                          5.5000             2095.14            69
                          5.2500             2095.14
MANCHESTER    MA 01944    2                  04/09/04           00
0438229973                05                 06/01/04           0.0000
4000069192                O                  05/01/34
0

9474707       F09/G01     F                  368,000.00         ZZ
                          360                367,299.84         1
                          6.2500             2265.84            80
                          6.0000             2265.84
FORT COLLINS  CO 80525    1                  06/30/04           00
0438272478                03                 08/01/04           0.0000
4000109281                O                  07/01/34
0

9474715       F09/G01     F                  372,000.00         ZZ
                          360                371,325.60         1
                          6.5000             2351.29            80
                          6.2500             2351.29
ROSWELL       GA 30076    1                  06/30/04           00
0438272700                03                 08/01/04           0.0000
4000103727                O                  07/01/34
0

9474721       F09/G01     F                  600,000.00         ZZ
                          360                596,686.12         1
                          5.5000             3406.73            50
                          5.2500             3406.73
SALEM         MA 01970    5                  03/26/04           00
0438248072                05                 05/01/04           0.0000
4000065776                O                  04/01/34
0

9474822       696/G01     F                  511,900.00         ZZ
                          360                511,437.23         1
                          6.5000             3235.56            80
                          6.2500             3235.56
VIENNA        VA 22181    1                  07/30/04           00
0438176505                09                 09/01/04           0.0000
22304061                  O                  08/01/34
0

9474824       696/G01     F                  472,000.00         ZZ
                          360                471,541.25         1
                          6.1250             2867.92            80
                          5.8750             2867.92
VIENNA        VA 22180    1                  07/27/04           00
0438174104                05                 09/01/04           0.0000
22604094                  O                  08/01/34
0

9474832       696/G01     F                  450,000.00         ZZ
                          360                449,593.19         1
                          6.5000             2844.31            66
                          6.2500             2844.31
ALEXANDRIA    VA 22311    1                  07/30/04           00
0438174013                09                 09/01/04           0.0000
40104299                  O                  08/01/34
0

9476325       E22/G01     F                  388,000.00         ZZ
                          360                388,000.00         1
                          6.1250             2357.53            80
                          5.8750             2357.53
BENICIA       CA 94510    2                  08/09/04           00
0421376146                05                 10/01/04           0.0000
0421376146                O                  09/01/34
0

9476801       116/116     F                  390,000.00         ZZ
                          360                389,620.94         1
                          6.1250             2369.69            68
                          5.8750             2369.69
THE WOODLANDS TX 77382    4                  12/22/03           00
1000000525                03                 09/01/04           0.0000
1000000525                O                  08/01/34
0

9476819       550/550     F                  375,000.00         ZZ
                          360                375,000.00         1
                          6.1000             2272.49            32
                          5.8500             2272.49
MONTCLAIRE    NJ 07042    2                  08/10/04           00
12-072460-9               05                 10/01/04           0.0000
12-072460-9               O                  09/01/34
0

9477033       M45/G01     F                  366,000.00         ZZ
                          360                365,661.01         1
                          6.3750             2283.37            75
                          6.1250             2283.37
REDMOND       WA 98053    1                  07/14/04           00
0438228348                05                 09/01/04           0.0000
A0708170                  O                  08/01/34
0

9477036       696/G01     F                  390,000.00         ZZ
                          360                389,629.95         1
                          6.2500             2401.30            61
                          6.0000             2401.30
HERNDON       VA 20171    1                  07/30/04           00
0438179806                03                 09/01/04           0.0000
25004115                  O                  08/01/34
0

9477235       E82/G01     F                  327,750.00         ZZ
                          360                327,750.00         1
                          6.5000             2071.60            95
                          6.2500             2071.60
PARKER        CO 80138    2                  08/10/04           04
0401016753                03                 10/01/04           30.0000
0401016753                O                  09/01/34
0

9477247       E82/G01     F                  260,000.00         ZZ
                          360                260,000.00         1
                          6.5000             1643.38            38
                          6.2500             1643.38
TEMPLETON     CA 93465    2                  08/09/04           00
0401004437                05                 10/01/04           0.0000
0401004437                O                  09/01/34
0

9478028       696/G01     F                  465,600.00         ZZ
                          360                465,136.49         1
                          6.0000             2791.51            80
                          5.7500             2791.51
POTOMAC FALLS VA 20165    1                  07/30/04           00
0438182958                03                 09/01/04           0.0000
24504237                  O                  08/01/34
0

9478517       956/G01     F                  447,000.00         ZZ
                          360                446,128.86         1
                          6.1250             2716.02            80
                          5.8750             2716.02
PORTLAND      OR 97221    1                  06/24/04           00
0438308579                03                 08/01/04           0.0000
1714060029                O                  07/01/34
0

9478568       696/G01     F                  580,800.00         ZZ
                          360                580,193.61         1
                          5.7500             3389.39            80
                          5.5000             3389.39
SOUTH RIDING  VA 20152    1                  07/30/04           00
0438189961                03                 09/01/04           0.0000
23304138                  O                  08/01/34
0

9479735       624/G01     F                  767,000.00         ZZ
                          360                766,289.61         1
                          6.3750             4785.08            65
                          6.1250             4785.08
DIAMOND BAR   CA 91765    1                  07/16/04           00
0438282881                03                 09/01/04           0.0000
1000061907                O                  08/01/34
0

9481361       E22/G01     F                  650,000.00         ZZ
                          360                650,000.00         1
                          5.8750             3845.00            65
                          5.6250             3845.00
HERMOSA BEACH CA 90254    2                  06/30/04           00
0421073859                29                 10/01/04           0.0000
0421073859                O                  09/01/34
0

9481419       E22/G01     F                  449,600.00         ZZ
                          360                449,600.00         1
                          6.2500             2768.26            80
                          6.0000             2768.26
LONG BEACH    CA 90808    1                  08/06/04           00
0421441163                05                 10/01/04           0.0000
0421441163                O                  09/01/34
0

9481459       E22/G01     F                  103,000.00         ZZ
                          360                103,000.00         1
                          6.6250             659.52             84
                          6.3750             659.52
FLORENCE      AL 35633    1                  08/18/04           10
0421476680                05                 10/01/04           12.0000
0421476680                O                  09/01/34
0

9482043       624/G01     F                  395,000.00         ZZ
                          360                394,625.21         1
                          6.2500             2432.08            51
                          6.0000             2432.08
WESTMINSTER   CA 92683    1                  07/06/04           00
0438292120                03                 09/01/04           0.0000
1000058317                O                  08/01/34
0

9482179       E82/G01     F                  229,400.00         ZZ
                          360                229,182.33         1
                          6.2500             1412.46            51
                          6.0000             1412.46
TUCKAHOE      NY 10707    2                  07/21/04           00
0401009261                05                 09/01/04           0.0000
0401009261                O                  08/01/34
0

9482209       624/G01     F                  650,000.00         ZZ
                          360                649,368.24         1
                          6.1250             3949.47            80
                          5.8750             3949.47
PLACENTIA     CA 92870    1                  07/14/04           00
0438333890                03                 09/01/04           0.0000
1000060464                O                  08/01/34
0

9482253       624/G01     F                  505,000.00         ZZ
                          360                504,520.84         1
                          6.2500             3109.37            56
                          6.0000             3109.37
LA CANADA FLINCA 91011    1                  06/28/04           00
0438281685                05                 09/01/04           0.0000
1000060637                O                  08/01/34
0

9484826       696/G01     F                  380,000.00         ZZ
                          360                379,639.44         1
                          6.2500             2339.73            80
                          6.0000             2339.73
SILVER SPRING MD 20905    1                  07/30/04           00
0438214983                03                 09/01/04           0.0000
25704007                  O                  08/01/34
0

9485037       624/G01     F                  359,920.00         ZZ
                          360                359,561.70         1
                          6.0000             2157.90            80
                          5.7500             2157.90
RIVERSIDE     CA 92508    1                  07/27/04           00
0438280489                05                 09/01/04           0.0000
1000061409                O                  08/01/34
0

9485374       696/G01     F                  395,000.00         ZZ
                          360                395,000.00         1
                          6.1250             2400.06            80
                          5.8750             2400.06
ALEXANDRIA    VA 22308    1                  08/13/04           00
0438222887                03                 10/01/04           0.0000
22604101                  O                  09/01/34
0

9485378       696/G01     F                  650,000.00         ZZ
                          360                650,000.00         1
                          6.3750             4055.15            58
                          6.1250             4055.15
ALEXANDRIA    VA 22304    1                  08/13/04           00
0438221822                05                 10/01/04           0.0000
25504104                  O                  09/01/34
0

9485877       E82/G01     F                  369,750.00         ZZ
                          360                369,750.00         1
                          6.3750             2306.76            93
                          6.1250             2306.76
LOUISVILLE    KY 40222    2                  08/18/04           04
0401017900                05                 10/01/04           30.0000
0401017900                O                  09/01/34
0

9485917       E82/G01     F                  407,000.00         ZZ
                          360                407,000.00         1
                          6.2500             2505.97            68
                          6.0000             2505.97
ROCKVILLE CENTNY 11570    5                  08/17/04           00
0401015912                05                 10/01/04           0.0000
0401015912                O                  09/01/34
0

9486212       696/G01     F                  892,500.00         ZZ
                          360                892,500.00         1
                          6.3750             4741.41            80
                          6.1250             4741.41
SANDY SPRING  MD 20860    1                  07/29/04           00
0438236283                03                 09/01/04           0.0000
32204114                  O                  08/01/34
0

9486322       696/G01     F                  448,000.00         ZZ
                          360                448,000.00         1
                          6.0000             2685.99            68
                          5.7500             2685.99
FALLS CHURCH  VA 22046    1                  08/17/04           00
0438243354                05                 10/01/04           0.0000
23304255                  O                  09/01/34
0

9487066       696/G01     F                  459,900.00         ZZ
                          360                459,900.00         1
                          6.0000             2757.33            80
                          5.7500             2757.33
SPRINGFIELD   VA 22153    1                  08/19/04           00
0438276404                05                 10/01/04           0.0000
22604102                  O                  09/01/34
0

9487400       696/G01     F                  563,200.00         ZZ
                          360                563,200.00         1
                          6.0000             3376.67            70
                          5.7500             3376.67
VIENNA        VA 22181    1                  08/20/04           00
0438276693                05                 10/01/04           0.0000
31204231                  O                  09/01/34
0

9487658       696/G01     F                  1,000,000.00       ZZ
                          360                1,000,000.00       1
                          6.3750             6238.70            79
                          6.1250             6238.70
MCLEAN        VA 22101    1                  08/23/04           00
0438281081                05                 10/01/04           0.0000
24404087                  O                  09/01/34
0

9487664       696/G01     F                  378,300.00         ZZ
                          360                378,300.00         1
                          6.3750             2360.10            80
                          6.1250             2360.10
SPRINGFIELD   VA 22152    1                  08/23/04           00
0438281065                05                 10/01/04           0.0000
21704161                  O                  09/01/34
0

9487874       E23/G01     F                  720,000.00         ZZ
                          360                720,000.00         1
                          6.2500             4433.16            80
                          6.0000             4433.16
ENCINITAS     CA 92024    1                  08/06/04           00
0438282568                05                 10/01/04           0.0000
11029619                  O                  09/01/34
0

9488030       B44/G01     F                  482,000.00         ZZ
                          360                482,000.00         1
                          6.2500             2967.76            58
                          6.0000             2967.76
SUNNYVALE     CA 94087    5                  08/10/04           00
0438282691                05                 10/01/04           0.0000
2043105                   O                  09/01/34
0

9488256       696/G01     F                  461,600.00         ZZ
                          360                461,600.00         1
                          6.0000             2308.00            80
                          5.7500             2308.00
ARLINGTON     VA 22205    1                  08/26/04           00
0438286775                05                 10/01/04           0.0000
31204249                  O                  09/01/34
0

9488268       696/G01     F                  428,000.00         ZZ
                          360                428,000.00         1
                          6.1250             2600.57            80
                          5.8750             2600.57
SILVER SPRING MD 20910    2                  08/23/04           00
0438297442                05                 10/01/04           0.0000
10004080                  O                  09/01/34
0

9488270       696/G01     F                  392,300.00         ZZ
                          360                392,300.00         1
                          6.1250             2383.66            80
                          5.8750             2383.66
ASHBURN       VA 20148    1                  08/26/04           00
0438287138                03                 10/01/04           0.0000
21704168                  O                  09/01/34
0

9489758       696/G01     F                  450,000.00         ZZ
                          360                450,000.00         1
                          6.0000             2250.00            51
                          5.7500             2250.00
FALLS CHURCH  VA 22046    1                  08/26/04           00
0438287054                05                 10/01/04           0.0000
24504283                  O                  09/01/34
0

9491463       E22/G01     F                  400,000.00         ZZ
                          360                400,000.00         1
                          6.5000             2528.27            80
                          6.2500             2528.27
LAS VEGAS     NV 89148    1                  08/12/04           00
0421684309                03                 10/01/04           0.0000
0421684309                O                  09/01/34
0

9491501       E22/G01     F                  483,750.00         ZZ
                          360                483,750.00         1
                          6.2500             2978.53            75
                          6.0000             2978.53
SANTA MARIA   CA 93454    1                  08/11/04           00
0421432865                05                 10/01/04           0.0000
0421432865                O                  09/01/34
0

9491515       E22/G01     F                  203,200.00         ZZ
                          360                203,200.00         1
                          6.5000             1284.36            80
                          6.2500             1284.36
FORT WASHINGTOMD 20744    2                  08/12/04           00
0421450958                05                 10/01/04           0.0000
0421450958                O                  09/01/34
0

9491611       E22/G01     F                  500,000.00         ZZ
                          360                500,000.00         1
                          6.1250             3038.05            80
                          5.8750             3038.05
SEATTLE       WA 98136    1                  08/19/04           00
0421675943                05                 10/01/04           0.0000
0421675943                O                  09/01/34
0

9491787       E22/G01     F                  395,000.00         ZZ
                          360                395,000.00         1
                          6.2500             2432.08            74
                          6.0000             2432.08
LINCOLN       RI 02865    1                  08/20/04           00
0421808684                05                 10/01/04           0.0000
0421808684                O                  09/01/34
0

9493224       696/G01     F                  552,200.00         ZZ
                          360                552,200.00         1
                          6.0000             3310.72            80
                          5.7500             3310.72
WASHINGTON    DC 20016    1                  08/30/04           00
0438291387                05                 10/01/04           0.0000
25604205                  O                  09/01/34
0

9493236       696/G01     F                  425,000.00         ZZ
                          360                425,000.00         1
                          6.0000             2548.09            62
                          5.7500             2548.09
ROCKVILLE     MD 20850    1                  08/30/04           00
0438289688                03                 10/01/04           0.0000
32904177                  O                  09/01/34
0

9493240       696/G01     F                  520,000.00         ZZ
                          360                520,000.00         1
                          6.1250             3159.57            80
                          5.8750             3159.57
ROCKVILLE     MD 20852    1                  08/27/04           00
0438290447                05                 10/01/04           0.0000
30504083                  O                  09/01/34
0

9493564       696/G01     F                  1,000,000.00       ZZ
                          360                1,000,000.00       2
                          6.2500             6157.17            69
                          6.0000             6157.17
WASHINGTON    DC 20009    1                  08/31/04           00
0438291734                07                 10/01/04           0.0000
25604177                  O                  09/01/34
0

9493576       696/G01     F                  960,000.00         ZZ
                          360                960,000.00         1
                          6.0000             4800.00            80
                          5.7500             4800.00
LEESBURG      VA 20176    1                  08/30/04           00
0438295131                03                 10/01/04           0.0000
25204101                  O                  09/01/34
0

9493685       624/G01     F                  493,000.00         ZZ
                          360                492,520.83         1
                          6.1250             2995.52            55
                          5.8750             2995.52
APTOS         CA 95003    2                  07/06/04           00
0438281503                05                 09/01/04           0.0000
1000060306                O                  08/01/34
0

9493797       E33/G01     F                  600,000.00         ZZ
                          360                600,000.00         1
                          6.0000             3000.00            17
                          5.7500             3000.00
LAKE FOREST   IL 60045    2                  08/18/04           00
0438282543                05                 10/01/04           0.0000
763331                    O                  09/01/34
0

9494089       D03/D03     F                  516,000.00         ZZ
                          360                516,000.00         1
                          6.0000             3093.68            63
                          5.7500             3093.68
MENLO PARK    CA 94025    5                  08/09/04           00
1040004710                05                 10/01/04           0.0000
1040004710                O                  09/01/34
0

9494601       E22/G01     F                  399,000.00         ZZ
                          360                399,000.00         1
                          5.8750             2360.24            49
                          5.6250             2360.24
ATLANTIC HIGHLNJ 07716    5                  08/18/04           00
0421155292                05                 10/01/04           0.0000
0421155292                O                  09/01/34
0

9494739       E22/G01     F                  103,920.00         ZZ
                          360                103,920.00         1
                          6.2500             639.85             80
                          6.0000             639.85
AUSTIN        TX 78727    1                  08/23/04           00
0421582974                05                 10/01/04           0.0000
0421582974                O                  09/01/34
0

9494833       E82/G01     F                  150,000.00         ZZ
                          360                150,000.00         1
                          6.2500             923.58             47
                          6.0000             923.58
APPLE VALLEY  CA 92307    5                  08/18/04           00
0401016647                05                 10/01/04           0.0000
0401016647                O                  09/01/34
0

9494843       E82/G01     F                  174,000.00         ZZ
                          360                174,000.00         2
                          6.3750             1085.53            54
                          6.1250             1085.53
EAST POINT    GA 30344    2                  08/16/04           00
0401002985                05                 10/01/04           0.0000
0401002985                O                  09/01/34
0

9494946       696/G01     F                  368,000.00         ZZ
                          360                368,000.00         1
                          6.1250             1878.33            80
                          5.8750             1878.33
ARLINGTON     VA 22205    1                  08/31/04           00
0438297400                05                 10/01/04           0.0000
25504125                  O                  09/01/34
0

9495153       E22/G01     F                  500,000.00         ZZ
                          360                500,000.00         1
                          6.1250             3038.05            72
                          5.8750             3038.05
WYCKOFF       NJ 07481    1                  08/23/04           00
0421669573                05                 10/01/04           0.0000
0421669573                O                  09/01/34
0

9495756       696/G01     F                  680,000.00         ZZ
                          360                680,000.00         1
                          6.1250             4131.75            80
                          5.8750             4131.75
BETHESDA      MD 20816    1                  09/02/04           00
0438300741                05                 10/01/04           0.0000
31104120                  O                  09/01/34
0

9495944       696/G01     F                  559,000.00         ZZ
                          360                559,000.00         1
                          5.8750             3306.70            80
                          5.6250             3306.70
WASHINGTON    DC 20016    1                  08/30/04           00
0438304412                05                 10/01/04           0.0000
31204268                  O                  09/01/34
0

9496034       E23/G01     F                  387,000.00         ZZ
                          360                387,000.00         1
                          6.0000             2320.26            80
                          5.7500             2320.26
OXNARD        CA 93033    2                  08/23/04           00
0438309965                03                 10/01/04           0.0000
91002369                  O                  09/01/34
0

9499565       956/G01     F                  560,000.00         ZZ
                          360                559,442.52         1
                          6.0000             3357.48            57
                          5.7500             3357.48
SAN JOSE      CA 95129    2                  07/27/04           00
0438327421                05                 09/01/04           0.0000
714070047                 O                  08/01/34
0

9499567       956/G01     F                  400,000.00         ZZ
                          360                399,601.80         1
                          6.0000             2398.20            62
                          5.7500             2398.20
HUGHSON       CA 95326    1                  07/21/04           00
0438327439                05                 09/01/04           0.0000
814060031                 O                  08/01/34
0

9499569       956/G01     F                  415,000.00         ZZ
                          360                414,606.23         1
                          6.2500             2555.23            76
                          6.0000             2555.23
ROHNERT PARK  CA 94928    2                  07/20/04           00
0438327447                05                 09/01/04           0.0000
814070004                 O                  08/01/34
0

9499571       956/G01     F                  400,000.00         ZZ
                          360                400,000.00         1
                          6.1250             2430.44            37
                          5.8750             2430.44
SANTA ROSA    CA 95404    2                  08/12/04           00
0438327454                05                 10/01/04           0.0000
814070010                 O                  09/01/34
0

9499577       956/G01     F                  412,000.00         ZZ
                          360                411,609.08         1
                          6.2500             2536.75            80
                          6.0000             2536.75
SOUTH BRUNSWICNJ 08852    1                  07/20/04           00
0438327488                03                 09/01/04           0.0000
914060034                 O                  08/01/34
0

9499579       956/G01     F                  400,000.00         ZZ
                          360                399,620.46         1
                          6.2500             2462.87            80
                          6.0000             2462.87
MONROE        MI 48162    2                  07/22/04           00
0438327496                05                 09/01/04           0.0000
914070018                 O                  08/01/34
0

9499581       956/G01     F                  600,000.00         ZZ
                          360                600,000.00         1
                          6.2500             3694.30            72
                          6.0000             3694.30
BLOOMFIELD HILMI 48301    2                  08/16/04           00
0438327512                05                 10/01/04           0.0000
914080009                 O                  09/01/34
0

9499585       956/G01     F                  471,850.00         ZZ
                          360                471,412.97         1
                          6.3750             2943.73            80
                          6.1250             2943.73
PORTLAND      OR 97229    1                  07/20/04           00
0438327538                03                 09/01/04           0.0000
1114060064                O                  08/01/34
0

9499587       956/G01     F                  360,000.00         ZZ
                          360                359,331.37         1
                          6.3750             2245.93            62
                          6.1250             2245.93
LOS ANGELES   CA 90039    5                  06/25/04           00
0438327553                05                 08/01/04           0.0000
1114060173                O                  07/01/34
0

9499591       956/G01     F                  484,500.00         ZZ
                          360                484,040.29         1
                          6.2500             2983.15            74
                          6.0000             2983.15
LAS VEGAS     NV 89129    2                  07/31/04           00
0438327579                03                 09/01/04           0.0000
1114070050                O                  08/01/34
0

9499599       956/G01     F                  420,000.00         ZZ
                          360                419,591.55         1
                          6.1250             2551.96            80
                          5.8750             2551.96
SALINAS       CA 93901    1                  07/19/04           00
0438327611                05                 09/01/04           0.0000
1914070021                O                  08/01/34
0

9499603       956/G01     F                  450,000.00         ZZ
                          360                450,000.00         1
                          6.0000             2697.98            62
                          5.7500             2697.98
DENVER        CO 80218    1                  08/20/04           00
0438327637                05                 10/01/04           0.0000
2414070050                O                  09/01/34
0

9499609       956/G01     F                  420,000.00         ZZ
                          360                420,000.00         1
                          6.1250             2551.96            67
                          5.8750             2551.96
SOUTH KINGSTOWRI 02879    1                  08/20/04           00
0438327678                05                 10/01/04           0.0000
2814070067                O                  09/01/34
0

9499611       956/G01     F                  484,700.00         ZZ
                          360                484,700.00         1
                          5.8750             2867.18            80
                          5.6250             2867.18
HANOVER       MA 02339    1                  08/18/04           00
0438327686                05                 10/01/04           0.0000
2814080003                O                  09/01/34
0

9499613       956/G01     F                  525,000.00         ZZ
                          360                524,489.06         1
                          6.3750             3275.32            62
                          6.1250             3275.32
VENTURA       CA 93001    5                  07/17/04           00
0438327694                05                 09/01/04           0.0000
2914070020                O                  08/01/34
0

9499615       956/G01     F                  1,000,000.00       ZZ
                          360                999,028.06         1
                          6.1250             6076.11            57
                          5.8750             6076.11
CAMARILLO     CA 93010    2                  07/30/04           00
0438327702                05                 09/01/04           0.0000
2914070030                O                  08/01/34
0

9499617       956/G01     F                  827,000.00         ZZ
                          360                827,000.00         1
                          6.2500             5091.98            56
                          6.0000             5091.98
CAMARILLO     CA 93010    2                  08/11/04           00
0438327710                05                 10/01/04           0.0000
2914080001                O                  09/01/34
0

9499619       956/G01     F                  229,400.00         ZZ
                          360                229,400.00         1
                          6.0000             1375.37            54
                          5.7500             1375.37
LOUISVILLE    KY 40245    1                  08/20/04           00
0438327728                05                 10/01/04           0.0000
3314070072                O                  09/01/34
0

9499631       956/G01     F                  126,000.00         ZZ
                          360                126,000.00         1
                          6.3750             786.08             75
                          6.1250             786.08
SOUTHBURY     CT 06488    1                  08/04/04           00
0438327744                01                 10/01/04           0.0000
3414070016                O                  09/01/34
0

9499633       956/G01     F                  428,000.00         ZZ
                          360                427,503.59         1
                          6.3750             2670.16            80
                          6.1250             2670.16
BOULDER       CO 80305    1                  07/21/04           00
0438327751                05                 09/01/04           0.0000
3614060024                O                  08/01/34
0

9499635       956/G01     F                  440,000.00         ZZ
                          360                439,592.47         1
                          6.3750             2745.03            80
                          6.1250             2745.03
TULSA         OK 74114    1                  07/19/04           00
0438327769                05                 09/01/04           0.0000
3614060079                O                  08/01/34
0

9499637       956/G01     F                  526,800.00         ZZ
                          360                526,800.00         1
                          6.0000             3158.43            78
                          5.7500             3158.43
BROOMFIELD    CO 80020    2                  08/03/04           00
0438327785                03                 10/01/04           0.0000
3614070033                O                  09/01/34
0

9499645       956/G01     F                  392,000.00         ZZ
                          360                391,619.00         1
                          6.1250             2381.83            80
                          5.8750             2381.83
CHARLOTTE     NC 28277    1                  07/30/04           00
0438327835                03                 09/01/04           0.0000
3914070013                O                  08/01/34
0

9499647       956/G01     F                  364,000.00         ZZ
                          360                363,654.62         1
                          6.2500             2241.21            80
                          6.0000             2241.21
OROVILLE      CA 95966    1                  07/09/04           00
0438327850                05                 09/01/04           0.0000
114070034                 O                  08/01/34
0

9499649       956/G01     F                  462,000.00         ZZ
                          360                461,561.64         1
                          6.2500             2844.61            69
                          6.0000             2844.61
SAN CARLOS    CA 94070    2                  07/19/04           00
0438327868                05                 09/01/04           0.0000
114070016                 O                  08/01/34
0

9499653       956/G01     F                  358,000.00         ZZ
                          360                358,000.00         1
                          6.1250             2175.25            63
                          5.8750             2175.25
SAN JOSE      CA 95128    2                  08/13/04           00
0438327884                05                 10/01/04           0.0000
214080017                 O                  09/01/34
0

9499655       956/G01     F                  397,000.00         ZZ
                          360                396,604.78         1
                          6.0000             2380.22            64
                          5.7500             2380.22
FREMONT       CA 94536    1                  07/27/04           00
0438327892                05                 09/01/04           0.0000
314070003                 O                  08/01/34
0

9499657       956/G01     F                  436,000.00         ZZ
                          360                436,000.00         1
                          6.2500             2684.53            80
                          6.0000             2684.53
MESA          AZ 85205    1                  08/03/04           00
0438327900                03                 10/01/04           0.0000
414070043                 O                  09/01/34
0

9499659       956/G01     F                  410,000.00         ZZ
                          360                409,629.35         1
                          6.5000             2591.48            70
                          6.2500             2591.48
EL CAJON      CA 92019    1                  07/13/04           00
0438327918                05                 09/01/04           0.0000
514060026                 O                  08/01/34
0

9499661       956/G01     F                  356,250.00         ZZ
                          360                356,250.00         1
                          6.2500             2193.49            75
                          6.0000             2193.49
LOS ANGELES   CA 91605    1                  08/03/04           00
0438327926                03                 10/01/04           0.0000
514070017                 O                  09/01/34
0

9499663       956/G01     F                  350,000.00         ZZ
                          360                349,667.91         1
                          6.2500             2155.01            48
                          6.0000             2155.01
GLENDALE      CA 91206    2                  07/22/04           00
0438328874                05                 09/01/04           0.0000
614070033                 O                  08/01/34
0

9499669       956/G01     F                  424,000.00         ZZ
                          360                423,587.90         1
                          6.1250             2576.27            80
                          5.8750             2576.27
SALINAS       CA 93901    2                  07/02/04           00
0438327967                05                 09/01/04           0.0000
714060029                 O                  08/01/34
0

9499671       956/G01     F                  360,000.00         ZZ
                          360                359,641.62         1
                          6.0000             2158.38            60
                          5.7500             2158.38
PLEASANTON    CA 94588    2                  07/19/04           00
0438327975                05                 09/01/04           0.0000
714060054                 O                  08/01/34
0

9499673       956/G01     F                  600,000.00         ZZ
                          360                599,402.70         1
                          6.0000             3597.30            31
                          5.7500             3597.30
SCOTTSDALE    AZ 85255    1                  07/22/04           00
0438327983                03                 09/01/04           0.0000
1114070218                O                  08/01/34
0

9499675       956/G01     F                  392,000.00         ZZ
                          360                391,636.93         1
                          6.3750             2445.57            80
                          6.1250             2445.57
HENDERSON     NV 89012    1                  07/27/04           00
0438327991                03                 09/01/04           0.0000
1114080200                O                  08/01/34
0

9499679       956/G01     F                  875,000.00         ZZ
                          360                875,000.00         1
                          6.5000             5530.60            70
                          6.2500             5530.60
SEATTLE       WA 98116    1                  08/03/04           00
0438328015                05                 10/01/04           0.0000
1314060068                O                  09/01/34
0

9499683       956/G01     F                  345,000.00         ZZ
                          360                344,663.20         1
                          6.2500             2124.22            60
                          6.0000             2124.22
FULLERTON     CA 92835    1                  07/20/04           00
0438328031                05                 09/01/04           0.0000
1514060061                O                  08/01/34
0

9499689       956/G01     F                  665,000.00         ZZ
                          360                664,369.02         1
                          6.2500             4094.52            54
                          6.0000             4094.52
DEL MAR       CA 92014    2                  07/26/04           00
0438328064                05                 09/01/04           0.0000
1514070030                O                  08/01/34
0

9499691       956/G01     F                  650,000.00         ZZ
                          360                650,000.00         1
                          6.0000             3897.08            65
                          5.7500             3897.08
BONITA        CA 91902    2                  08/04/04           00
0438328072                03                 10/01/04           0.0000
1514070034                O                  09/01/34
0

9499695       956/G01     F                  373,500.00         ZZ
                          360                373,500.00         1
                          6.0000             2239.32            57
                          5.7500             2239.32
CARLSBAD      CA 92008    1                  08/03/04           00
0438328106                03                 10/01/04           0.0000
1514070047                O                  09/01/34
0

9499703       956/G01     F                  415,200.00         ZZ
                          360                414,796.45         1
                          6.1250             2522.80            80
                          5.8750             2522.80
DALLAS        TX 75206    1                  07/29/04           00
0438328148                05                 09/01/04           0.0000
1614070034                O                  08/01/34
0

9499707       956/G01     F                  370,000.00         ZZ
                          360                370,000.00         1
                          6.0000             2218.34            79
                          5.7500             2218.34
GRAPEVINE     TX 76051    1                  08/20/04           00
0438328163                03                 10/01/04           0.0000
1614080031                O                  09/01/34
0

9499709       956/G01     F                  700,000.00         ZZ
                          360                700,000.00         1
                          6.1250             4253.27            70
                          5.8750             4253.27
PORTLAND      OR 97239    1                  08/10/04           00
0438328171                05                 10/01/04           0.0000
1714060082                O                  09/01/34
0

9499715       956/G01     F                  460,000.00         ZZ
                          360                460,000.00         1
                          6.0000             2757.93            74
                          5.7500             2757.93
RALEIGH       NC 27612    2                  08/10/04           00
0438328205                05                 10/01/04           0.0000
3914080001                O                  09/01/34
0

9499717       956/G01     F                  144,000.00         ZZ
                          360                144,000.00         1
                          6.2500             886.63             66
                          6.0000             886.63
CAPE CORAL    FL 33914    5                  08/11/04           00
0438328221                05                 10/01/04           0.0000
4114070042                O                  09/01/34
0

9499727       956/G01     F                  389,500.00         ZZ
                          360                389,112.25         1
                          6.0000             2335.25            80
                          5.7500             2335.25
ISSAQUAH      WA 98027    1                  07/16/04           00
0438328288                03                 09/01/04           0.0000
4314060175                O                  08/01/34
0

9499733       956/G01     F                  491,100.00         ZZ
                          360                490,611.11         1
                          6.0000             2944.39            80
                          5.7500             2944.39
BIRMINGHAM    MI 48009    1                  07/29/04           00
0438328320                05                 09/01/04           0.0000
4314070112                O                  08/01/34
0

9499737       956/G01     F                  360,000.00         ZZ
                          360                360,000.00         1
                          6.1250             2187.40            80
                          5.8750             2187.40
SPRINGFIELD   VA 22150    1                  08/20/04           00
0438328346                05                 10/01/04           0.0000
4414070052                O                  09/01/34
0

9499739       956/G01     F                  564,000.00         ZZ
                          360                564,000.00         1
                          6.1250             3426.92            80
                          5.8750             3426.92
ALEXANDRIA    VA 22314    1                  08/09/04           00
0438328353                05                 10/01/04           0.0000
4414070058                O                  09/01/34
0

9499741       956/G01     F                  398,000.00         ZZ
                          360                397,603.79         1
                          6.0000             2386.21            79
                          5.7500             2386.21
MARIETTA      GA 30062    2                  07/21/04           00
0438328361                03                 09/01/04           0.0000
4614060088                O                  08/01/34
0

9499743       956/G01     F                  442,000.00         ZZ
                          360                442,000.00         1
                          6.1250             2685.64            72
                          5.8750             2685.64
ROSWELL       GA 30075    1                  08/16/04           00
0438328379                03                 10/01/04           0.0000
4614070084                O                  09/01/34
0

9499745       956/G01     F                  388,000.00         ZZ
                          360                388,000.00         1
                          6.1250             2357.53            80
                          5.8750             2357.53
GALLATIN      TN 37066    1                  08/12/04           00
0438328387                03                 10/01/04           0.0000
4614080013                O                  09/01/34
0

9499749       956/G01     F                  465,000.00         ZZ
                          360                465,000.00         1
                          6.1250             2825.39            75
                          5.8750             2825.39
CARMEL        IN 46033    2                  08/11/04           00
0438328411                03                 10/01/04           0.0000
4914080008                O                  09/01/34
0

9499751       956/G01     F                  477,600.00         ZZ
                          360                477,113.07         1
                          5.8750             2825.18            80
                          5.6250             2825.18
ALAMEDA       CA 94502    1                  07/30/04           00
0438328429                03                 09/01/04           0.0000
5314070004                O                  08/01/34
0

9499753       956/G01     F                  471,000.00         ZZ
                          360                471,000.00         1
                          6.0000             2823.88            80
                          5.7500             2823.88
LEESBURG      VA 20175    1                  08/11/04           00
0438328437                03                 10/01/04           0.0000
5414060026                O                  09/01/34
0

9499761       956/G01     F                  1,000,000.00       ZZ
                          360                998,014.81         1
                          6.2500             6157.17            67
                          6.0000             6157.17
SEATTLE       WA 98144    1                  07/25/04           00
0438328486                05                 09/01/04           0.0000
5514060041                O                  08/01/34
0

9499763       956/G01     F                  400,000.00         ZZ
                          360                400,000.00         1
                          6.0000             2398.20            73
                          5.7500             2398.20
MAPLE GROVE   MN 55311    1                  08/06/04           00
0438328494                05                 10/01/04           0.0000
5714070015                O                  09/01/34
0

9499765       956/G01     F                  400,000.00         ZZ
                          360                399,601.80         1
                          6.0000             2398.20            48
                          5.7500             2398.20
DANVILLE      CA 94526    1                  07/31/04           00
0438328502                05                 09/01/04           0.0000
6214070001                O                  08/01/34
0

9499793       956/G01     F                  936,400.00         ZZ
                          360                936,400.00         1
                          6.1250             5689.67            79
                          5.8750             5689.67
CAMPBELL      CA 95008    1                  08/06/04           00
0438328528                05                 10/01/04           0.0000
7714070005                O                  09/01/34
0

9499987       E22/G01     F                  366,000.00         ZZ
                          360                366,000.00         1
                          6.1250             2223.85            60
                          5.8750             2223.85
CORONA        CA 92883    5                  08/16/04           00
0421629486                05                 10/01/04           0.0000
0421629486                O                  09/01/34
0

9500019       E22/G01     F                  481,400.00         ZZ
                          360                481,400.00         1
                          6.2500             2964.06            69
                          6.0000             2964.06
DANVILLE      CA 94526    5                  08/17/04           00
0421693219                05                 10/01/04           0.0000
0421693219                O                  09/01/34
0

9500147       E82/G01     F                  411,000.00         ZZ
                          360                411,000.00         1
                          6.3750             2564.11            56
                          6.1250             2564.11
UNION CITY    CA 94587    5                  08/19/04           00
0401015953                05                 10/01/04           0.0000
0401015953                O                  09/01/34
0

9501333       L46/L46     F                  396,000.00         ZZ
                          360                395,140.31         1
                          6.3750             2470.53            80
                          6.1250             2470.53
PLANO         TX 75093    1                  06/30/04           00
0001047216                03                 08/01/04           0.0000
0001047216                O                  07/01/34
0

9501509       F01/G01     F                  391,000.00         ZZ
                          360                391,000.00         1
                          6.0000             2344.24            70
                          5.7500             2344.24
GRASONVILLE   MD 21638    5                  08/09/04           00
0438300246                03                 10/01/04           0.0000
42042872                  O                  09/01/34
0

9501557       L46/L46     F                  399,200.00         ZZ
                          360                398,821.22         1
                          6.2500             2457.94            80
                          6.0000             2457.94
LUCAS         TX 75002    1                  07/15/04           00
0001050848                05                 09/01/04           0.0000
0001050848                O                  08/01/34
0

9501573       F01/G01     F                  355,000.00         ZZ
                          360                354,654.96         1
                          6.1250             2157.02            75
                          5.8750             2157.02
LAKE FOREST   CA 92630    5                  07/27/04           00
0438299984                01                 09/01/04           0.0000
55040606                  O                  08/01/34
0

9501643       F01/G01     F                  468,800.00         ZZ
                          360                468,800.00         1
                          6.0000             2810.69            80
                          5.7500             2810.69
REDONDO BEACH CA 90277    1                  08/02/04           00
0438300469                01                 10/01/04           0.0000
12049998                  O                  09/01/34
0

9503377       E22/G01     F                  400,000.00         ZZ
                          360                400,000.00         1
                          6.2500             2462.87            56
                          6.0000             2462.87
SAN JOSE      CA 95124    5                  08/18/04           00
0421683558                05                 10/01/04           0.0000
0421683558                O                  09/01/34
0

9503487       E22/G01     F                  400,000.00         ZZ
                          360                400,000.00         1
                          6.1250             2430.44            74
                          5.8750             2430.44
GERMANTOWN    MD 20874    1                  08/25/04           00
0421423583                03                 10/01/04           0.0000
0421423583                O                  09/01/34
0

9503645       E22/G01     F                  845,000.00         ZZ
                          360                845,000.00         1
                          6.1250             5134.31            63
                          5.8750             5134.31
GRASS VALLEY  CA 95949    2                  08/18/04           00
0421496258                05                 10/01/04           0.0000
0421496258                O                  09/01/34
0

9503851       E82/G01     F                  263,600.00         ZZ
                          360                263,600.00         1
                          6.7500             1709.70            44
                          6.5000             1709.70
ESCONDIDO     CA 92027    5                  08/20/04           00
0401010640                05                 10/01/04           0.0000
0401010640                O                  09/01/34
0

9504138       696/G01     F                  600,000.00         ZZ
                          360                600,000.00         1
                          6.0000             3597.30            30
                          5.7500             3597.30
POTOMAC       MD 20854    1                  08/23/04           00
0438361404                05                 10/01/04           0.0000
32904172                  O                  09/01/34
0

9504527       F01/G01     F                  455,000.00         ZZ
                          360                455,000.00         1
                          6.1250             2764.63            70
                          5.8750             2764.63
SAN DIEGO     CA 92110    1                  08/10/04           00
0438300170                05                 10/01/04           0.0000
11040886                  O                  09/01/34
0

9504839       F01/G01     F                  423,750.00         ZZ
                          360                423,750.00         1
                          6.5000             2295.31            75
                          6.2500             2295.31
SAN DIEGO     CA 92120    2                  08/13/04           00
0438300238                05                 10/01/04           0.0000
12041190                  O                  09/01/34
0

9504879       L46/L46     F                  831,250.00         ZZ
                          360                831,250.00         1
                          6.1250             5050.77            74
                          5.8750             5050.77
UNIVERSITY PARTX 75205    1                  08/18/04           00
0001052703                05                 10/01/04           0.0000
0001052703                O                  09/01/34
0

9504929       624/G01     F                  500,000.00         ZZ
                          360                499,514.03         1
                          6.1250             3038.05            51
                          5.8750             3038.05
HOLLADAY      UT 84121    1                  07/23/04           00
0438285330                05                 09/01/04           0.0000
1000061084                O                  08/01/34
0

9505171       313/G01     F                  455,200.00         ZZ
                          360                454,644.74         1
                          6.5000             2877.18            80
                          6.2500             2877.18
ATLANTA       GA 30324    1                  07/26/04           00
0438287955                05                 09/01/04           0.0000
10274207                  O                  08/01/34
0

9505191       313/G01     F                  355,000.00         ZZ
                          360                354,671.20         1
                          6.3750             2214.74            59
                          6.1250             2214.74
SUTTER CREEK  CA 95685    5                  07/28/04           00
0438286916                05                 09/01/04           0.0000
10279172                  O                  08/01/34
0

9505193       313/G01     F                  450,000.00         ZZ
                          360                450,000.00         1
                          6.5000             2844.31            63
                          6.2500             2844.31
NEEDHAM       MA 02492    1                  08/11/04           00
0438286973                05                 10/01/04           0.0000
10282291                  O                  09/01/34
0

9505205       313/G01     F                  434,000.00         ZZ
                          360                433,578.18         1
                          6.1250             2637.03            70
                          5.8750             2637.03
PLYMOUTH      MA 02360    1                  07/28/04           00
0438287781                05                 09/01/04           0.0000
10296929                  O                  08/01/34
0

9505209       313/G01     F                  433,501.00         ZZ
                          360                433,079.66         1
                          6.1250             2634.00            69
                          5.8750             2634.00
VIENNA        VA 22180    1                  07/27/04           00
0438287294                05                 09/01/04           0.0000
10299766                  O                  08/01/34
0

9505213       313/G01     F                  411,000.00         ZZ
                          360                410,610.02         1
                          6.2500             2530.60            69
                          6.0000             2530.60
SAN PEDRO     CA 90732    2                  07/16/04           00
0438286544                05                 09/01/04           0.0000
10304236                  O                  08/01/34
0

9505217       313/G01     F                  405,000.00         ZZ
                          360                404,615.72         1
                          6.2500             2493.66            56
                          6.0000             2493.66
RANCHO SANTA MCA 92688    2                  07/21/04           00
0438287195                05                 09/01/04           0.0000
10308203                  O                  08/01/34
0

9505221       313/G01     F                  532,700.00         ZZ
                          360                532,182.24         1
                          6.1250             3236.75            70
                          5.8750             3236.75
WOODLAND HILLSCA 91367    1                  07/22/04           00
0438285199                05                 09/01/04           0.0000
10307718                  O                  08/01/34
0

9506193       E22/G01     F                  528,000.00         ZZ
                          360                528,000.00         1
                          6.2500             3250.99            80
                          6.0000             3250.99
LOS ANGELES   CA 90007    1                  08/24/04           00
0421767468                05                 10/01/04           0.0000
0421767468                O                  09/01/34
0

9507151       F01/G01     F                  360,000.00         ZZ
                          360                360,000.00         1
                          6.0000             2158.38            75
                          5.7500             2158.38
LAKESIDE      CA 92040    5                  08/16/04           00
0438300394                05                 10/01/04           0.0000
12041278                  O                  09/01/34
0

9507155       F01/G01     F                  496,470.00         ZZ
                          360                496,470.00         1
                          6.1250             3016.60            65
                          5.8750             3016.60
CHULA VISTA   CA 91913    1                  08/04/04           00
0438299992                03                 10/01/04           0.0000
12041122                  O                  09/01/34
0

9508635       E22/G01     F                  828,000.00         ZZ
                          360                828,000.00         1
                          6.1250             5031.02            80
                          5.8750             5031.02
JUPITER       FL 33458    1                  08/27/04           00
0421719394                03                 10/01/04           0.0000
0421719394                O                  09/01/34
0

9509113       E22/G01     F                  350,000.00         ZZ
                          360                350,000.00         1
                          6.5000             2212.24            94
                          6.2500             2212.24
HOWELL        NJ 07731    1                  08/27/04           01
421404542                 05                 10/01/04           30.0000
0421404542                O                  09/01/34
0

9509125       E22/G01     F                  460,000.00         ZZ
                          360                460,000.00         1
                          6.3750             2869.80            80
                          6.1250             2869.80
FREDERICKSBURGVA 22406    1                  08/30/04           00
0421415118                05                 10/01/04           0.0000
0421415118                O                  09/01/34
0

9510957       E22/G01     F                  638,400.00         ZZ
                          360                638,400.00         1
                          5.8750             3776.38            70
                          5.6250             3776.38
EDGEWATER     MD 21037    1                  08/27/04           00
0421688581                05                 10/01/04           0.0000
0421688581                O                  09/01/34
0

9514571       Y28/G01     F                  399,999.00         ZZ
                          360                397,542.77         1
                          5.5000             2271.15            59
                          5.2500             2271.15
MISSION VIEJO CA 92692    5                  04/21/04           00
0438315913                03                 06/01/04           0.0000
04003545                  O                  05/01/34
0

9514645       E22/G01     F                  412,000.00         ZZ
                          360                412,000.00         1
                          6.1250             2503.36            80
                          5.8750             2503.36
MIDDLETOWN    NJ 07738    1                  08/30/04           00
0421534025                05                 10/01/04           0.0000
0421534025                O                  09/01/34
0

9514767       Y28/G01     F                  635,000.00         ZZ
                          360                633,048.25         1
                          5.8750             3756.26            80
                          5.6250             3756.26
BELMONT       CA 94002    2                  05/24/04           00
0438318727                05                 07/01/04           0.0000
04004780                  O                  06/01/34
0

9514887       Y28/G01     F                  650,000.00         ZZ
                          360                649,352.92         1
                          6.0000             3897.08            48
                          5.7500             3897.08
SAN JOSE      CA 95138    1                  07/29/04           00
0438315822                03                 09/01/04           0.0000
04008306                  O                  08/01/34
0

9515017       Y28/G01     F                  988,822.00         ZZ
                          360                984,277.76         1
                          5.6250             5692.22            36
                          5.3750             5692.22
CORONA DEL MARCA 92625    2                  04/20/04           00
0438303166                05                 06/01/04           0.0000
04003588                  O                  05/01/34
0

9515023       Y28/G01     F                  512,400.00         ZZ
                          360                451,889.90         1
                          6.0000             3072.10            80
                          5.7500             3072.10
BELLAIRE      TX 77401    1                  08/02/04           00
0438312191                05                 09/01/04           0.0000
04008334                  O                  08/01/34
0

9515155       E22/G01     F                  278,400.00         ZZ
                          360                278,400.00         1
                          6.1250             1691.59            80
                          5.8750             1691.59
ENUMCLAW      WA 98022    2                  08/20/04           00
0421738501                05                 10/01/04           0.0000
0421738501                O                  09/01/34
0

9515183       E22/G01     F                  80,000.00          TX
                          360                80,000.00          1
                          6.3750             499.10             51
                          6.1250             499.10
SAN ANTONIO   TX 78209    5                  08/25/04           00
0421741224                05                 10/01/04           0.0000
0421741224                O                  09/01/34
0

9515189       Y28/G01     F                  632,000.00         ZZ
                          360                630,191.62         1
                          6.2500             3891.33            80
                          6.0000             3891.33
FREMONT       CA 94539    1                  05/20/04           00
0438313124                05                 07/01/04           0.0000
04005303                  O                  06/01/34
0

9515273       Y28/G01     F                  376,000.00         ZZ
                          360                375,318.34         1
                          6.5000             2376.58            80
                          6.2500             2376.58
GLENDALE      CA 91208    1                  06/17/04           00
0438312993                05                 08/01/04           0.0000
04006895                  O                  07/01/34
0

9515371       Y28/G01     F                  510,000.00         ZZ
                          360                507,803.72         1
                          5.6250             2935.85            73
                          5.3750             2935.85
CONCORD       CA 94518    5                  04/23/04           00
0438312936                05                 06/01/04           0.0000
04003526                  O                  05/01/34
0

9515433       Y28/G01     F                  367,000.00         ZZ
                          360                365,898.46         1
                          6.0000             2200.35            75
                          5.7500             2200.35
SAN JOSE      CA 95122    1                  05/10/04           00
0438319295                05                 07/01/04           0.0000
04004552                  O                  06/01/34
0

9515779       Y28/G01     F                  441,000.00         ZZ
                          360                439,272.34         1
                          6.1250             2679.56            43
                          5.8750             2679.56
ANAHEIM       CA 92808    2                  04/23/04           00
0438313488                03                 06/01/04           0.0000
04002961                  O                  05/01/34
0

9515845       Y28/G01     F                  365,000.00         ZZ
                          360                363,570.06         1
                          6.1250             2217.78            53
                          5.8750             2217.78
LONG BEACH    CA 90815    5                  04/27/04           00
0438324279                05                 06/01/04           0.0000
04004390                  O                  05/01/34
0

9516401       W68/G01     F                  513,500.00         ZZ
                          360                513,500.00         1
                          6.2500             3161.71            39
                          6.0000             3161.71
VIRGINIA BEACHVA 23456    2                  08/17/04           00
0438290934                05                 10/01/04           0.0000
4072093                   O                  09/01/34
0

9517457       144/144     F                  600,000.00         ZZ
                          360                600,000.00         1
                          6.5000             3792.41            80
                          6.2500             3792.41
WARWICK       NY 10990    1                  08/27/04           00
04MEIRIG1                 05                 10/01/04           0.0000
04MEIRIG1                 O                  09/01/34
0

9520391       E22/G01     F                  650,000.00         TX
                          360                650,000.00         1
                          6.3750             4055.15            70
                          6.1250             4055.15
DALLAS        TX 75229    5                  08/26/04           00
0421823493                05                 10/01/04           0.0000
0421823493                O                  09/01/34
0

9520637       E22/G01     F                  400,000.00         ZZ
                          360                400,000.00         1
                          6.0000             2398.20            61
                          5.7500             2398.20
RIDGEFIELD    WA 98642    5                  08/26/04           00
0421882812                05                 10/01/04           0.0000
0421882812                O                  09/01/34
0

9522553       253/253     F                  437,500.00         ZZ
                          360                437,500.00         1
                          6.2500             2693.77            55
                          6.0000             2693.77
IRVING        TX 75063    4                  08/10/04           00
462550                    03                 10/01/04           0.0000
462550                    O                  09/01/34
0

9526779       U80/U80     F                  567,700.00         ZZ
                          360                567,700.00         1
                          6.3750             3541.71            70
                          6.1250             3541.71
SALEM         SC 29676    2                  08/27/04           00
30016689                  03                 10/01/04           0.0000
30016689                  O                  09/01/34
0

9532599       E33/G01     F                  391,000.00         ZZ
                          360                391,000.00         1
                          5.7500             2281.77            62
                          5.5000             2281.77
GREEN OAKS    IL 60048    2                  08/20/04           00
0438372658                03                 10/01/04           0.0000
76341                     O                  09/01/34
0

9535135       E22/G01     F                  240,000.00         ZZ
                          360                240,000.00         1
                          6.0000             1438.92            80
                          5.7500             1438.92
BEL AIR       MD 21014    1                  09/02/04           00
0421734195                03                 10/01/04           0.0000
0421734195                O                  09/01/34
0

9535275       E22/G01     F                  415,000.00         ZZ
                          360                415,000.00         1
                          6.1250             2521.58            74
                          5.8750             2521.58
CEDAR HILLS   UT 84062    1                  08/30/04           00
0421868662                05                 10/01/04           0.0000
0421868662                O                  09/01/34
0

9537511       H58/G01     F                  395,000.00         ZZ
                          360                395,000.00         1
                          5.8750             2336.58            66
                          5.6250             2336.58
CASTRO VALLEY CA 94552    1                  08/09/04           00
0438342735                05                 10/01/04           0.0000
243033                    O                  09/01/34
0

9537593       H58/G01     F                  453,500.00         ZZ
                          360                453,500.00         1
                          6.1250             2755.52            70
                          5.8750             2755.52
SCOTTSDALE    AZ 85258    2                  08/24/04           00
0438340705                05                 10/01/04           0.0000
246454                    O                  09/01/34
0

9537613       H58/G01     F                  343,000.00         ZZ
                          360                343,000.00         1
                          6.1250             2084.11            70
                          5.8750             2084.11
SAN DIEGO     CA 92139    5                  08/20/04           00
0438351207                05                 10/01/04           0.0000
245672                    O                  09/01/34
0

9537653       H58/G01     F                  498,000.00         ZZ
                          360                498,000.00         1
                          6.1250             3025.90            75
                          5.8750             3025.90
SAN JOSE      CA 95132    2                  08/20/04           00
0438341760                05                 10/01/04           0.0000
244078                    O                  09/01/34
0

9537677       H58/G01     F                  377,200.00         ZZ
                          360                376,833.38         1
                          6.1250             2291.91            80
                          5.8750             2291.91
REDDING       CA 96001    1                  07/19/04           00
0438349532                05                 09/01/04           0.0000
237122                    O                  08/01/34
0

9537723       H58/G01     F                  360,000.00         ZZ
                          360                360,000.00         1
                          6.3750             2245.93            75
                          6.1250             2245.93
RAMONA        CA 92065    5                  08/04/04           00
0438349573                05                 10/01/04           0.0000
242496                    O                  09/01/34
0

9537871       H58/G01     F                  421,000.00         ZZ
                          360                420,590.81         1
                          6.1250             2558.04            76
                          5.8750             2558.04
CONCORD       CA 94518    2                  07/26/04           00
0438349607                05                 09/01/04           0.0000
242163                    O                  08/01/34
0

9537885       H58/G01     F                  362,000.00         ZZ
                          360                362,000.00         1
                          6.0000             2170.37            75
                          5.7500             2170.37
SPARKS        NV 89436    5                  08/04/04           00
0438349565                05                 10/01/04           0.0000
240493                    O                  09/01/34
0

9537921       H58/G01     F                  575,000.00         ZZ
                          360                575,000.00         1
                          6.2500             3540.38            68
                          6.0000             3540.38
SAN DIEGO     CA 92122    5                  08/04/04           00
0438342479                05                 10/01/04           0.0000
242480                    O                  09/01/34
0

9538035       H58/G01     F                  500,000.00         ZZ
                          360                499,525.58         1
                          6.2500             3078.59            69
                          6.0000             3078.59
CHULA VISTA   CA 91913    5                  07/29/04           00
0438347916                05                 09/01/04           0.0000
0000240628                O                  08/01/34
0

9538711       H58/G01     F                  512,000.00         ZZ
                          360                512,000.00         1
                          6.2500             3152.47            80
                          6.0000             3152.47
ANTIOCH       IL 60002    2                  08/19/04           00
0438340390                05                 10/01/04           0.0000
242028                    O                  09/01/34
0

9538751       H58/G01     F                  643,000.00         ZZ
                          360                643,000.00         1
                          6.0000             3855.11            75
                          5.7500             3855.11
LOS ANGELES   CA 91403    1                  08/11/04           00
0438347833                05                 10/01/04           0.0000
245818                    O                  09/01/34
0

9538795       H58/G01     F                  649,999.00         ZZ
                          360                649,396.97         1
                          6.3750             4055.15            70
                          6.1250             4055.15
SACRAMENTO    CA 95864    5                  07/28/04           00
0438349599                05                 09/01/04           0.0000
241672                    O                  08/01/34
0

9538811       H58/G01     F                  588,750.00         ZZ
                          360                588,750.00         1
                          6.2500             3625.04            75
                          6.0000             3625.04
NAPA          CA 94558    1                  08/11/04           00
0438347619                05                 10/01/04           0.0000
244664                    O                  09/01/34
0

9538853       H58/G01     F                  535,000.00         ZZ
                          360                535,000.00         1
                          6.1250             3250.72            69
                          5.8750             3250.72
NOVATO        CA 94947    1                  08/18/04           00
0438344848                05                 10/01/04           0.0000
0000246495                O                  09/01/34
0

9538871       H58/G01     F                  432,000.00         ZZ
                          360                432,000.00         1
                          6.1250             2624.88            65
                          5.8750             2624.88
NOVATO        CA 94947    2                  08/05/04           00
0438344400                05                 10/01/04           0.0000
244100                    O                  09/01/34
0

9539031       H58/G01     F                  480,000.00         ZZ
                          360                480,000.00         1
                          6.2500             2500.00            75
                          6.0000             2500.00
ALBANY        CA 94706    1                  08/09/04           00
0438349631                05                 10/01/04           0.0000
244447                    O                  09/01/34
0

9539075       H58/G01     F                  428,000.00         ZZ
                          360                428,000.00         1
                          6.3750             2670.16            80
                          6.1250             2670.16
VISALIA       CA 93277    2                  08/04/04           00
0438349581                05                 10/01/04           0.0000
235441                    O                  09/01/34
0

9539077       253/253     F                  396,000.00         ZZ
                          360                396,000.00         1
                          6.1250             2406.14            80
                          5.8750             2406.14
POLLOCK PINES CA 95726    4                  08/09/04           00
342180                    05                 10/01/04           0.0000
342180                    O                  09/01/34
0

9539087       H58/G01     F                  357,000.00         ZZ
                          360                357,000.00         1
                          6.1250             2169.17            70
                          5.8750             2169.17
SAN JOSE      CA 95123    5                  08/04/04           00
0438340267                05                 10/01/04           0.0000
0000242744                O                  09/01/34
0

9539121       H58/G01     F                  495,000.00         ZZ
                          360                495,000.00         1
                          6.2500             3047.80            90
                          6.0000             3047.80
VISALIA       CA 93291    1                  08/26/04           01
0438342545                05                 10/01/04           25.0000
246297                    O                  09/01/34
0

9539159       H58/G01     F                  432,000.00         ZZ
                          360                432,000.00         1
                          6.2500             2659.90            54
                          6.0000             2659.90
BOULDER CREEK CA 95006    2                  08/06/04           00
0438351793                05                 10/01/04           0.0000
240498                    O                  09/01/34
0

9539241       H58/G01     F                  405,000.00         ZZ
                          360                405,000.00         1
                          6.0000             2428.18            70
                          5.7500             2428.18
ARROYO GRANDE CA 93420    2                  08/13/04           00
0438352122                05                 10/01/04           0.0000
243496                    O                  09/01/34
0

9539271       H58/G01     F                  572,000.00         ZZ
                          360                572,000.00         1
                          6.0000             3429.43            80
                          5.7500             3429.43
SOUTH PASADENACA 91030    1                  08/24/04           00
0438345092                05                 10/01/04           0.0000
0000247169                O                  09/01/34
0

9539275       H58/G01     F                  464,000.00         ZZ
                          360                464,000.00         1
                          6.0000             2781.91            80
                          5.7500             2781.91
DALY CITY     CA 94015    1                  08/16/04           00
0438342537                05                 10/01/04           0.0000
244709                    O                  09/01/34
0

9539311       H58/G01     F                  560,000.00         ZZ
                          360                560,000.00         1
                          6.0000             3357.48            70
                          5.7500             3357.48
OAK PARK      CA 91377    1                  08/17/04           00
0438345860                05                 10/01/04           0.0000
242721                    O                  09/01/34
0

9539321       H58/G01     F                  400,000.00         ZZ
                          360                400,000.00         1
                          6.2500             2083.33            62
                          6.0000             2083.33
ALAMEDA       CA 94501    1                  08/12/04           00
0438346165                05                 10/01/04           0.0000
0000242111                O                  09/01/34
0

9539331       H58/G01     F                  424,000.00         ZZ
                          360                424,000.00         1
                          6.0000             2120.00            80
                          5.7500             2120.00
CLAYTON       CA 94517    1                  08/05/04           00
0438346538                03                 10/01/04           0.0000
242365                    O                  09/01/34
0

9540309       E22/G01     F                  355,000.00         ZZ
                          360                355,000.00         1
                          5.7500             2071.68            58
                          5.5000             2071.68
LIVERMORE     CA 94550    5                  08/26/04           00
0421878349                05                 10/01/04           0.0000
0421878349                O                  09/01/34
0

9540419       E22/G01     F                  357,321.00         ZZ
                          360                357,321.00         1
                          6.0000             2142.32            59
                          5.7500             2142.32
PEQUANNOCK    NJ 07440    1                  08/25/04           00
0421605056                05                 10/01/04           0.0000
0421605056                O                  09/01/34
0

9549193       F01/G01     F                  360,000.00         ZZ
                          360                360,000.00         1
                          5.8750             2129.54            40
                          5.6250             2129.54
TRES PINOS    CA 95075    5                  08/25/04           00
0438352437                03                 10/01/04           0.0000
44042108                  O                  09/01/34
0

9557991       975/G01     F                  457,500.00         ZZ
                          360                457,500.00         1
                          6.0000             2742.94            70
                          5.7500             2742.94
SAN JOSE      CA 95136    2                  08/13/04           00
0438361560                05                 10/01/04           0.0000
2043614                   O                  09/01/34
0

9560673       253/253     F                  944,000.00         ZZ
                          360                944,000.00         1
                          6.3750             5889.34            80
                          6.1250             5889.34
DANVILLE      CA 94506    1                  08/27/04           00
361454                    03                 10/01/04           0.0000
361454                    O                  09/01/34
0

999990711     E82/G01     F                  589,300.00         ZZ
                          360                588,713.35         1
                          6.0000             3533.15            66
                          5.7500             3533.15
ROSLYN HEIGHTSNY 11577    2                  06/30/04           00
0400984951                05                 09/01/04           0.0000
0400984951                O                  08/01/34
0

999990811     E82/G01     F                  381,800.00         ZZ
                          360                381,419.92         1
                          6.0000             2289.08            51
                          5.7500             2289.08
GLENDALE      CA 91206    2                  06/28/04           00
0400980405                05                 09/01/04           0.0000
0400980405                O                  08/01/34
0

Total Number of Loans     699

Total Original Balance    311,651,723.00

Total Principal Balance   311,005,473.79

Total Original P+I        1,894,595.16

Total Current P+I         1,894,595.16

Fixed Rate Passthru
Loan Number                             Sub Serv Fee
Principal Bal                           Mstr Serv Fee
Curr Note Rate                          Alloc Exp
Net Curr                                Misc Exp
Investor Rate                           Spread
Post Strip Rate                         Strip
8460446                                 0.2500
348661.30                               0.0300
5.7500                                  0.0000
5.5000                                  0.0000
5.4700
5.4700                                  0.0000

8621160                                 0.2500
466465.89                               0.0300
5.2500                                  0.0000
5.0000                                  0.0000
4.9700
4.9700                                  0.0000

8931069                                 0.2500
320411.62                               0.0300
5.7500                                  0.0000
5.5000                                  0.0000
5.4700
5.4700                                  0.0000

8934167                                 0.2500
345639.98                               0.0300
5.7500                                  0.0000
5.5000                                  0.0000
5.4700
5.4700                                  0.0000

8941085                                 0.2500
1079601.88                              0.0300
5.3750                                  0.0000
5.1250                                  0.0000
5.0950
5.0950                                  0.0000

8945147                                 0.2500
345018.11                               0.0300
5.8750                                  0.0000
5.6250                                  0.0000
5.5950
5.5950                                  0.0000

8953859                                 0.2500
379136.00                               0.0300
5.8750                                  0.0000
5.6250                                  0.0000
5.5950
5.5950                                  0.0000

8954245                                 0.2500
455395.14                               0.0300
5.7500                                  0.0000
5.5000                                  0.0000
5.4700
5.4700                                  0.0000

8956107                                 0.2500
324171.91                               0.0300
5.8750                                  0.0000
5.6250                                  0.0000
5.5950
5.5950                                  0.0000

8959553                                 0.2500
340925.47                               0.0300
5.6250                                  0.0000
5.3750                                  0.0000
5.3450
5.3450                                  0.0000

8962843                                 0.2500
973185.43                               0.0300
5.8750                                  0.0000
5.6250                                  0.0000
5.5950
5.5950                                  0.0000

8979405                                 0.2500
390824.28                               0.0300
6.0000                                  0.0000
5.7500                                  0.0000
5.7200
5.7200                                  0.0000

8983843                                 0.2500
235755.69                               0.0300
5.7500                                  0.0000
5.5000                                  0.0000
5.4700
5.4700                                  0.0000

8988441                                 0.2500
392190.83                               0.0300
5.8750                                  0.0000
5.6250                                  0.0000
5.5950
5.5950                                  0.0000

8992849                                 0.2500
219995.07                               0.0300
5.7500                                  0.0000
5.5000                                  0.0000
5.4700
5.4700                                  0.0000

8998885                                 0.2500
465398.92                               0.0300
6.0000                                  0.0000
5.7500                                  0.0000
5.7200
5.7200                                  0.0000

8998909                                 0.2500
240197.93                               0.0300
5.6250                                  0.0000
5.3750                                  0.0000
5.3450
5.3450                                  0.0000

9000725                                 0.2500
241853.96                               0.0300
5.6250                                  0.0000
5.3750                                  0.0000
5.3450
5.3450                                  0.0000

9007831                                 0.2500
190412.92                               0.0300
5.8750                                  0.0000
5.6250                                  0.0000
5.5950
5.5950                                  0.0000

9007881                                 0.2500
447221.16                               0.0300
5.8750                                  0.0000
5.6250                                  0.0000
5.5950
5.5950                                  0.0000

9008565                                 0.2500
207616.00                               0.0300
5.8750                                  0.0000
5.6250                                  0.0000
5.5950
5.5950                                  0.0000

9010891                                 0.2500
398670.85                               0.0300
5.8750                                  0.0000
5.6250                                  0.0000
5.5950
5.5950                                  0.0000

9017125                                 0.2500
404722.22                               0.0300
5.7500                                  0.0000
5.5000                                  0.0000
5.4700
5.4700                                  0.0000

9018133                                 0.2500
1994110.47                              0.0800
6.1000                                  0.0000
5.8500                                  0.0000
5.7700
5.7500                                  0.0200

9021727                                 0.2500
134105.80                               0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.7500                                  0.0450

9021735                                 0.2500
347337.17                               0.0300
5.8750                                  0.0000
5.6250                                  0.0000
5.5950
5.5950                                  0.0000

9029403                                 0.2500
454132.83                               0.0300
6.0000                                  0.0000
5.7500                                  0.0000
5.7200
5.7200                                  0.0000

9032282                                 0.2500
993154.09                               0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.7500                                  0.1700

9035447                                 0.2500
318992.89                               0.0300
5.7500                                  0.0000
5.5000                                  0.0000
5.4700
5.4700                                  0.0000

9035499                                 0.2500
395640.21                               0.0300
5.7500                                  0.0000
5.5000                                  0.0000
5.4700
5.4700                                  0.0000

9039467                                 0.2500
303607.61                               0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.7500                                  0.0450

9039471                                 0.2500
359737.10                               0.0300
5.6250                                  0.0000
5.3750                                  0.0000
5.3450
5.3450                                  0.0000

9042461                                 0.2500
426282.86                               0.0300
6.0000                                  0.0000
5.7500                                  0.0000
5.7200
5.7200                                  0.0000

9042793                                 0.2500
288759.72                               0.0300
5.8750                                  0.0000
5.6250                                  0.0000
5.5950
5.5950                                  0.0000

9042803                                 0.2500
397315.60                               0.0300
5.6250                                  0.0000
5.3750                                  0.0000
5.3450
5.3450                                  0.0000

9046429                                 0.2500
363132.62                               0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.7500                                  0.0450

9046537                                 0.2500
130671.52                               0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.7500                                  0.1700

9051027                                 0.2500
476565.30                               0.0300
6.0000                                  0.0000
5.7500                                  0.0000
5.7200
5.7200                                  0.0000

9058993                                 0.2500
478359.90                               0.0300
6.0000                                  0.0000
5.7500                                  0.0000
5.7200
5.7200                                  0.0000

9059097                                 0.2500
249213.21                               0.0300
5.7500                                  0.0000
5.5000                                  0.0000
5.4700
5.4700                                  0.0000

9059249                                 0.2500
398600.02                               0.0300
6.0000                                  0.0000
5.7500                                  0.0000
5.7200
5.7200                                  0.0000

9061679                                 0.2500
368626.66                               0.0300
6.0000                                  0.0000
5.7500                                  0.0000
5.7200
5.7200                                  0.0000

9065723                                 0.2500
230557.79                               0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.7500                                  0.1700

9065727                                 0.2500
552441.25                               0.0300
5.7500                                  0.0000
5.5000                                  0.0000
5.4700
5.4700                                  0.0000

9068685                                 0.2500
259238.00                               0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.7500                                  0.0450

9073451                                 0.2500
199385.27                               0.0300
5.8750                                  0.0000
5.6250                                  0.0000
5.5950
5.5950                                  0.0000

9074567                                 0.2500
237436.36                               0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.7500                                  0.0450

9074581                                 0.2500
398184.41                               0.0300
5.8750                                  0.0000
5.6250                                  0.0000
5.5950
5.5950                                  0.0000

9078060                                 0.2500
249082.84                               0.0300
5.8750                                  0.0000
5.6250                                  0.0000
5.5950
5.5950                                  0.0000

9078070                                 0.2500
284921.42                               0.0300
5.8750                                  0.0000
5.6250                                  0.0000
5.5950
5.5950                                  0.0000

9079017                                 0.2500
502121.58                               0.0300
5.6250                                  0.0000
5.3750                                  0.0000
5.3450
5.3450                                  0.0000

9079027                                 0.2500
337475.19                               0.0300
5.6250                                  0.0000
5.3750                                  0.0000
5.3450
5.3450                                  0.0000

9079609                                 0.2500
441052.74                               0.0300
5.6250                                  0.0000
5.3750                                  0.0000
5.3450
5.3450                                  0.0000

9085371                                 0.2500
398184.41                               0.0300
5.8750                                  0.0000
5.6250                                  0.0000
5.5950
5.5950                                  0.0000

9089293                                 0.2500
998051.16                               0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.7500                                  0.0450

9100365                                 0.2500
997069.27                               0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.7500                                  0.0450

9100401                                 0.2500
421095.60                               0.0300
5.6250                                  0.0000
5.3750                                  0.0000
5.3450
5.3450                                  0.0000

9100409                                 0.2500
389575.10                               0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.7500                                  0.2950

9107467                                 0.2500
340834.47                               0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.7500                                  0.0450

9107469                                 0.2500
380708.55                               0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
5.7500                                  0.4200

9107493                                 0.2500
181146.30                               0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.7500                                  0.0450

9109291                                 0.2500
43896.40                                0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
5.7500                                  1.1700

9109502                                 0.2500
196773.89                               0.0300
5.8750                                  0.0000
5.6250                                  0.0000
5.5950
5.5950                                  0.0000

9113997                                 0.2500
1996231.21                              0.0800
6.3000                                  0.0000
6.0500                                  0.0000
5.9700
5.7500                                  0.2200

9119143                                 0.2500
103824.74                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
5.7500                                  0.7950

9124172                                 0.2500
188525.23                               0.0300
5.8750                                  0.0000
5.6250                                  0.0000
5.5950
5.5950                                  0.0000

9124905                                 0.2500
518012.55                               0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.7500                                  0.1700

9125845                                 0.2500
334830.35                               0.0300
6.0000                                  0.0000
5.7500                                  0.0000
5.7200
5.7200                                  0.0000

9128799                                 0.2500
173692.13                               0.0800
6.6250                                  0.0000
6.3750                                  0.0000
6.2950
5.7500                                  0.5450

9128817                                 0.2500
328488.74                               0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.7500                                  0.2950

9134853                                 0.2500
537572.43                               0.0300
5.7500                                  0.0000
5.5000                                  0.0000
5.4700
5.4700                                  0.0000

9134875                                 0.2500
236039.10                               0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.7500                                  0.0450

9138137                                 0.2500
898490.85                               0.0800
6.9000                                  0.0000
6.6500                                  0.0000
6.5700
5.7500                                  0.8200

9139775                                 0.2500
353825.51                               0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.7500                                  0.1700

9148641                                 0.2500
377297.94                               0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.7500                                  0.2950

9148643                                 0.2500
354491.03                               0.0300
6.0000                                  0.0000
5.7500                                  0.0000
5.7200
5.7200                                  0.0000

9148651                                 0.2500
424415.88                               0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.7500                                  0.2950

9151817                                 0.2500
407477.72                               0.0800
6.6250                                  0.0000
6.3750                                  0.0000
6.2950
5.7500                                  0.5450

9152331                                 0.2500
499025.58                               0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.7500                                  0.0450

9153933                                 0.2500
434152.24                               0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.7500                                  0.0450

9156439                                 0.2500
359331.37                               0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.7500                                  0.2950

9156679                                 0.2500
708892.69                               0.0800
6.6250                                  0.0000
6.3750                                  0.0000
6.2950
5.7500                                  0.5450

9159738                                 0.2500
333280.55                               0.0300
6.0000                                  0.0000
5.7500                                  0.0000
5.7200
5.7200                                  0.0000

9159776                                 0.2500
359725.21                               0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.7500                                  0.0450

9160341                                 0.2500
561522.21                               0.0300
5.7500                                  0.0000
5.5000                                  0.0000
5.4700
5.4700                                  0.0000

9162801                                 0.2500
470624.26                               0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.7500                                  0.2950

9165281                                 0.2500
389647.43                               0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
5.7500                                  0.4200

9165301                                 0.2500
372173.27                               0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.7500                                  0.0450

9165303                                 0.2500
408602.47                               0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.7500                                  0.0450

9165339                                 0.2500
244127.70                               0.0800
6.7500                                  0.0000
6.5000                                  0.0000
6.4200
5.7500                                  0.6700

9165375                                 0.2500
103301.89                               0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.7500                                  0.1700

9169135                                 0.2500
154226.63                               0.0800
6.6250                                  0.0000
6.3750                                  0.0000
6.2950
5.7500                                  0.5450

9169167                                 0.2500
371555.55                               0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.7500                                  0.2950

9170775                                 0.2500
418003.01                               0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.7500                                  0.1700

9171567                                 0.2500
393862.20                               0.0800
6.6250                                  0.0000
6.3750                                  0.0000
6.2950
5.7500                                  0.5450

9171973                                 0.2500
273558.43                               0.0800
6.6250                                  0.0000
6.3750                                  0.0000
6.2950
5.7500                                  0.5450

9173161                                 0.2500
150856.73                               0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.7500                                  0.1700

9173374                                 0.2500
263506.89                               0.0300
5.8750                                  0.0000
5.6250                                  0.0000
5.5950
5.5950                                  0.0000

9173430                                 0.2500
344225.07                               0.0300
5.8750                                  0.0000
5.6250                                  0.0000
5.5950
5.5950                                  0.0000

9175381                                 0.2500
371292.22                               0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.7500                                  0.1700

9175421                                 0.2500
959132.15                               0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
5.7500                                  0.4200

9175697                                 0.2500
391277.41                               0.0800
6.6250                                  0.0000
6.3750                                  0.0000
6.2950
5.7500                                  0.5450

9178047                                 0.2500
435726.50                               0.0300
5.8750                                  0.0000
5.6250                                  0.0000
5.5950
5.5950                                  0.0000

9180987                                 0.2500
472861.63                               0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.7500                                  0.2950

9181150                                 0.2500
367100.45                               0.0300
5.8750                                  0.0000
5.6250                                  0.0000
5.5950
5.5950                                  0.0000

9183609                                 0.2500
389629.95                               0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.7500                                  0.1700

9183859                                 0.2500
417603.38                               0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.7500                                  0.1700

9189698                                 0.2500
343721.42                               0.0300
5.8750                                  0.0000
5.6250                                  0.0000
5.5950
5.5950                                  0.0000

9193671                                 0.2500
244544.96                               0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.7500                                  0.2950

9196237                                 0.2500
460341.27                               0.0300
6.0000                                  0.0000
5.7500                                  0.0000
5.7200
5.7200                                  0.0000

9196291                                 0.2500
320810.97                               0.0300
5.6250                                  0.0000
5.3750                                  0.0000
5.3450
5.3450                                  0.0000

9196451                                 0.2500
384651.96                               0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
5.7500                                  0.4200

9198841                                 0.2500
179829.21                               0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.7500                                  0.1700

9199043                                 0.2500
118892.42                               0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
5.7500                                  0.4200

9199105                                 0.2500
909157.16                               0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.7500                                  0.2950

9199283                                 0.2500
69432.45                                0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.7500                                  0.0450

9201327                                 0.2500
179825.05                               0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.7500                                  0.0450

9201343                                 0.2500
459594.15                               0.0800
6.6250                                  0.0000
6.3750                                  0.0000
6.2950
5.7500                                  0.5450

9201409                                 0.2500
489535.07                               0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.7500                                  0.1700

9201561                                 0.2500
523390.80                               0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.7500                                  0.0450

9201563                                 0.2500
361680.61                               0.0800
6.6250                                  0.0000
6.3750                                  0.0000
6.2950
5.7500                                  0.5450

9201567                                 0.2500
419591.79                               0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.7500                                  0.0450

9212868                                 0.2500
336570.61                               0.0300
5.8750                                  0.0000
5.6250                                  0.0000
5.5950
5.5950                                  0.0000

9213799                                 0.2500
449573.02                               0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.7500                                  0.1700

9213885                                 0.2500
166779.51                               0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.7500                                  0.1700

9214273                                 0.2500
181023.89                               0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.7500                                  0.0450

9215887                                 0.2500
409620.26                               0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.7500                                  0.2950

9216505                                 0.2500
627418.35                               0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.7500                                  0.2950

9218941                                 0.2500
147609.81                               0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.7500                                  0.1700

9219039                                 0.2500
536478.07                               0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.7500                                  0.0450

9219505                                 0.2500
209778.22                               0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.7500                                  0.0450

9219533                                 0.2500
170837.74                               0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.7500                                  0.1700

9225499                                 0.2500
124884.22                               0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.7500                                  0.2950

9225597                                 0.2500
391536.93                               0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.7500                                  0.2950

9225763                                 0.2500
75932.94                                0.0800
6.6250                                  0.0000
6.3750                                  0.0000
6.2950
5.7500                                  0.5450

9227051                                 0.2500
549490.60                               0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.7500                                  0.2950

9227055                                 0.2500
382827.56                               0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.7500                                  0.0450

9227069                                 0.2500
412831.80                               0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.7500                                  0.2950

9227289                                 0.2500
222998.22                               0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
5.7500                                  0.4200

9228067                                 0.2500
156858.07                               0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
5.7500                                  0.4200

9228905                                 0.2500
268263.11                               0.0800
6.6250                                  0.0000
6.3750                                  0.0000
6.2950
5.7500                                  0.5450

9230015                                 0.2500
649368.24                               0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.7500                                  0.0450

9230207                                 0.2500
567834.15                               0.0300
6.0000                                  0.0000
5.7500                                  0.0000
5.7200
5.7200                                  0.0000

9233693                                 0.2500
163041.38                               0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.7500                                  0.0450

9234913                                 0.2500
1500000.00                              0.0300
5.9000                                  0.0000
5.6500                                  0.0000
5.6200
5.6200                                  0.0000

9235289                                 0.2500
174845.61                               0.0800
6.6250                                  0.0000
6.3750                                  0.0000
6.2950
5.7500                                  0.5450

9237505                                 0.2500
399620.46                               0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.7500                                  0.1700

9237601                                 0.2500
721090.34                               0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
5.7500                                  0.4200

9237649                                 0.2500
567473.92                               0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.7500                                  0.2950

9238459                                 0.2500
199319.65                               0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
5.7500                                  0.4200

9242390                                 0.2500
303429.90                               0.0300
5.8750                                  0.0000
5.6250                                  0.0000
5.5950
5.5950                                  0.0000

9242813                                 0.2500
314201.59                               0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.7500                                  0.1700

9242829                                 0.2500
356677.27                               0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
5.7500                                  0.4200

9243361                                 0.2500
91817.97                                0.0800
6.7500                                  0.0000
6.5000                                  0.0000
6.4200
5.7500                                  0.6700

9243425                                 0.2500
612418.36                               0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.7500                                  0.1700

9244091                                 0.2500
222188.97                               0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.7500                                  0.1700

9248037                                 0.2500
269741.31                               0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.7500                                  0.2950

9248285                                 0.2500
479533.47                               0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.7500                                  0.0450

9248601                                 0.2500
504509.17                               0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.7500                                  0.0450

9248613                                 0.2500
389580.00                               0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.7500                                  0.1700

9248621                                 0.2500
437584.41                               0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.7500                                  0.1700

9248623                                 0.2500
393323.83                               0.0800
6.6250                                  0.0000
6.3750                                  0.0000
6.2950
5.7500                                  0.5450

9248629                                 0.2500
442579.66                               0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.7500                                  0.1700

9248631                                 0.2500
469554.04                               0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.7500                                  0.1700

9248643                                 0.2500
444577.71                               0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.7500                                  0.1700

9248681                                 0.2500
382618.72                               0.0300
6.0000                                  0.0000
5.7500                                  0.0000
5.7200
5.7200                                  0.0000

9248847                                 0.2500
435605.85                               0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
5.7500                                  0.4200

9250047                                 0.2500
415605.29                               0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.7500                                  0.1700

9250963                                 0.2500
287726.73                               0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.7500                                  0.1700

9250967                                 0.2500
379664.74                               0.0800
6.6250                                  0.0000
6.3750                                  0.0000
6.2950
5.7500                                  0.5450

9250981                                 0.2500
401768.42                               0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.7500                                  0.1700

9250999                                 0.2500
430619.74                               0.0800
6.6250                                  0.0000
6.3750                                  0.0000
6.2950
5.7500                                  0.5450

9251001                                 0.2500
163552.01                               0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
5.7500                                  0.4200

9251029                                 0.2500
316327.42                               0.0800
6.7500                                  0.0000
6.5000                                  0.0000
6.4200
5.7500                                  0.6700

9252083                                 0.2500
545429.94                               0.0300
5.7500                                  0.0000
5.5000                                  0.0000
5.4700
5.4700                                  0.0000

9252133                                 0.2500
235265.56                               0.0300
6.0000                                  0.0000
5.7500                                  0.0000
5.7200
5.7200                                  0.0000

9252487                                 0.2500
514499.45                               0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.7500                                  0.0450

9252563                                 0.2500
346866.15                               0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.7500                                  0.2950

9252853                                 0.2500
159851.81                               0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.7500                                  0.2950

9252866                                 0.2500
468168.72                               0.0300
5.8750                                  0.0000
5.6250                                  0.0000
5.5950
5.5950                                  0.0000

9253159                                 0.2500
165450.30                               0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
5.7500                                  0.4200

9253197                                 0.2500
211308.81                               0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
5.7500                                  0.4200

9257340                                 0.2500
323316.25                               0.0300
5.8750                                  0.0000
5.6250                                  0.0000
5.5950
5.5950                                  0.0000

9435115                                 0.2500
182830.51                               0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.7500                                  0.2950

9435561                                 0.2500
59448.77                                0.0800
6.7500                                  0.0000
6.5000                                  0.0000
6.4200
5.7500                                  0.6700

9435591                                 0.2500
56045.77                                0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
5.7500                                  0.4200

9435779                                 0.2500
419601.49                               0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.7500                                  0.1700

9435999                                 0.2500
497039.22                               0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.7500                                  0.2950

9436043                                 0.2500
377241.72                               0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.7500                                  0.1700

9436511                                 0.2500
510714.95                               0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.7500                                  0.1700

9436713                                 0.2500
566015.02                               0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.7500                                  0.2950

9436995                                 0.2500
484099.20                               0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.7500                                  0.2950

9437059                                 0.2500
280000.00                               0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.7500                                  0.1700

9437071                                 0.2500
468576.02                               0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
5.7500                                  0.4200

9437113                                 0.2500
467534.10                               0.0300
6.0000                                  0.0000
5.7500                                  0.0000
5.7200
5.7200                                  0.0000

9437127                                 0.2500
570937.61                               0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.7500                                  0.2950

9437203                                 0.2500
401288.67                               0.0800
6.6250                                  0.0000
6.3750                                  0.0000
6.2950
5.7500                                  0.5450

9438033                                 0.2500
131880.67                               0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
5.7500                                  0.4200

9438431                                 0.2500
158200.00                               0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
5.7500                                  0.4200

9438437                                 0.2500
313600.00                               0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.7500                                  0.2950

9439245                                 0.2500
399000.00                               0.0300
6.0000                                  0.0000
5.7500                                  0.0000
5.7200
5.7200                                  0.0000

9439755                                 0.2500
549090.96                               0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.7500                                  0.2950

9439759                                 0.2500
459024.97                               0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.7500                                  0.1700

9439771                                 0.2500
391609.76                               0.0300
6.0000                                  0.0000
5.7500                                  0.0000
5.7200
5.7200                                  0.0000

9439775                                 0.2500
461550.96                               0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.7500                                  0.0450

9439777                                 0.2500
449164.20                               0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.7500                                  0.2950

9439781                                 0.2500
531530.62                               0.0800
6.6250                                  0.0000
6.3750                                  0.0000
6.2950
5.7500                                  0.5450

9439783                                 0.2500
385633.75                               0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.7500                                  0.1700

9440677                                 0.2500
471583.56                               0.0800
6.6250                                  0.0000
6.3750                                  0.0000
6.2950
5.7500                                  0.5450

9440815                                 0.2500
603800.24                               0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.7500                                  0.2950

9441273                                 0.2500
505496.27                               0.0300
6.0000                                  0.0000
5.7500                                  0.0000
5.7200
5.7200                                  0.0000

9444245                                 0.2500
649352.92                               0.0300
6.0000                                  0.0000
5.7500                                  0.0000
5.7200
5.7200                                  0.0000

9444407                                 0.2500
338178.82                               0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.7500                                  0.1700

9444597                                 0.2500
998980.45                               0.0300
5.8750                                  0.0000
5.6250                                  0.0000
5.5950
5.5950                                  0.0000

9445871                                 0.2500
99212.39                                0.0800
6.6250                                  0.0000
6.3750                                  0.0000
6.2950
5.7500                                  0.5450

9446447                                 0.2500
397594.22                               0.0300
5.8750                                  0.0000
5.6250                                  0.0000
5.5950
5.5950                                  0.0000

9446731                                 0.2500
344364.98                               0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.7500                                  0.0450

9447117                                 0.2500
399638.39                               0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
5.7500                                  0.4200

9447447                                 0.2500
371663.71                               0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
5.7500                                  0.4200

9448319                                 0.2500
508140.22                               0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
5.7500                                  0.4200

9448435                                 0.2500
399601.79                               0.0300
6.0000                                  0.0000
5.7500                                  0.0000
5.7200
5.7200                                  0.0000

9448477                                 0.2500
459542.06                               0.0300
6.0000                                  0.0000
5.7500                                  0.0000
5.7200
5.7200                                  0.0000

9448551                                 0.2500
405614.76                               0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.7500                                  0.1700

9449455                                 0.2500
476491.68                               0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.7500                                  0.1700

9449469                                 0.2500
406686.63                               0.0300
6.0000                                  0.0000
5.7500                                  0.0000
5.7200
5.7200                                  0.0000

9449475                                 0.2500
898287.63                               0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.7500                                  0.1700

9449483                                 0.2500
504591.61                               0.0300
5.7500                                  0.0000
5.5000                                  0.0000
5.4700
5.4700                                  0.0000

9449489                                 0.2500
503017.78                               0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.7500                                  0.0450

9449517                                 0.2500
648733.25                               0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.7500                                  0.0450

9449529                                 0.2500
416126.80                               0.0300
5.8750                                  0.0000
5.6250                                  0.0000
5.5950
5.5950                                  0.0000

9449535                                 0.2500
497955.53                               0.0300
5.7500                                  0.0000
5.5000                                  0.0000
5.4700
5.4700                                  0.0000

9449539                                 0.2500
495009.97                               0.0300
6.0000                                  0.0000
5.7500                                  0.0000
5.7200
5.7200                                  0.0000

9449547                                 0.2500
424625.02                               0.0800
6.6250                                  0.0000
6.3750                                  0.0000
6.2950
5.7500                                  0.5450

9449559                                 0.2500
439572.34                               0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.7500                                  0.0450

9449565                                 0.2500
379630.66                               0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.7500                                  0.0450

9449571                                 0.2500
457708.25                               0.0800
6.7500                                  0.0000
6.5000                                  0.0000
6.4200
5.7500                                  0.6700

9449577                                 0.2500
423478.00                               0.0300
6.0000                                  0.0000
5.7500                                  0.0000
5.7200
5.7200                                  0.0000

9449585                                 0.2500
670218.83                               0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.7500                                  0.1700

9449613                                 0.2500
509029.66                               0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.7500                                  0.1700

9449637                                 0.2500
366833.44                               0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
5.7500                                  0.4200

9449659                                 0.2500
554473.39                               0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.7500                                  0.1700

9449665                                 0.2500
649368.24                               0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.7500                                  0.0450

9449673                                 0.2500
365603.05                               0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.7500                                  0.1700

9451873                                 0.2500
806499.28                               0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.7500                                  0.2950

9451881                                 0.2500
499514.03                               0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.7500                                  0.0450

9451885                                 0.2500
570207.24                               0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.7500                                  0.1700

9451889                                 0.2500
536486.92                               0.0300
5.8750                                  0.0000
5.6250                                  0.0000
5.5950
5.5950                                  0.0000

9451893                                 0.2500
466711.30                               0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.7500                                  0.0450

9452005                                 0.2500
479039.75                               0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.7500                                  0.0450

9452009                                 0.2500
487071.53                               0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.7500                                  0.1700

9452017                                 0.2500
439063.04                               0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.7500                                  0.1700

9452021                                 0.2500
338006.48                               0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.7500                                  0.0450

9452025                                 0.2500
493020.35                               0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.7500                                  0.0450

9452029                                 0.2500
419601.48                               0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.7500                                  0.1700

9452033                                 0.2500
399257.07                               0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.7500                                  0.2950

9452039                                 0.2500
376881.57                               0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.7500                                  0.1700

9452047                                 0.2500
419601.49                               0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.7500                                  0.1700

9452053                                 0.2500
684963.29                               0.0300
5.7500                                  0.0000
5.5000                                  0.0000
5.4700
5.4700                                  0.0000

9452057                                 0.2500
416636.43                               0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.7500                                  0.0450

9452063                                 0.2500
503533.19                               0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.7500                                  0.2950

9452067                                 0.2500
478893.10                               0.0300
6.0000                                  0.0000
5.7500                                  0.0000
5.7200
5.7200                                  0.0000

9452071                                 0.2500
399117.72                               0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.7500                                  0.0450

9452075                                 0.2500
479008.66                               0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.7500                                  0.2950

9452083                                 0.2500
346737.54                               0.0300
5.5000                                  0.0000
5.2500                                  0.0000
5.2200
5.2200                                  0.0000

9452099                                 0.2500
379241.53                               0.0300
6.0000                                  0.0000
5.7500                                  0.0000
5.7200
5.7200                                  0.0000

9452103                                 0.2500
618791.71                               0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.7500                                  0.0450

9452113                                 0.2500
795005.50                               0.0300
5.7500                                  0.0000
5.5000                                  0.0000
5.4700
5.4700                                  0.0000

9452115                                 0.2500
410237.26                               0.0300
5.8750                                  0.0000
5.6250                                  0.0000
5.5950
5.5950                                  0.0000

9452123                                 0.2500
399238.95                               0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.7500                                  0.1700

9452131                                 0.2500
573841.71                               0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.7500                                  0.0450

9452137                                 0.2500
519418.47                               0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.7500                                  0.2950

9452141                                 0.2500
359281.45                               0.0300
6.0000                                  0.0000
5.7500                                  0.0000
5.7200
5.7200                                  0.0000

9452705                                 0.2500
396000.00                               0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.7500                                  0.1700

9453075                                 0.2500
325200.00                               0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.7500                                  0.1700

9453187                                 0.2500
61000.00                                0.0800
6.7500                                  0.0000
6.5000                                  0.0000
6.4200
5.7500                                  0.6700

9453235                                 0.2500
164539.77                               0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
5.7500                                  0.4200

9453671                                 0.2500
174825.78                               0.0300
6.0000                                  0.0000
5.7500                                  0.0000
5.7200
5.7200                                  0.0000

9454111                                 0.2500
468365.80                               0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.7500                                  0.2950

9454795                                 0.2500
574480.19                               0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
5.7500                                  0.4200

9454835                                 0.2500
399647.09                               0.0800
6.6250                                  0.0000
6.3750                                  0.0000
6.2950
5.7500                                  0.5450

9455159                                 0.2500
419591.78                               0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.7500                                  0.0450

9455767                                 0.2500
394000.00                               0.0800
6.6250                                  0.0000
6.3750                                  0.0000
6.2950
5.7500                                  0.5450

9456109                                 0.2500
398612.19                               0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.7500                                  0.0450

9456135                                 0.2500
349691.20                               0.0800
6.6250                                  0.0000
6.3750                                  0.0000
6.2950
5.7500                                  0.5450

9456195                                 0.2500
451560.68                               0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.7500                                  0.0450

9456205                                 0.2500
650000.00                               0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.7500                                  0.0450

9456211                                 0.2500
569446.00                               0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.7500                                  0.0450

9456241                                 0.2500
449542.03                               0.0300
6.0000                                  0.0000
5.7500                                  0.0000
5.7200
5.7200                                  0.0000

9456275                                 0.2500
424586.92                               0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.7500                                  0.0450

9456401                                 0.2500
335323.76                               0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.7500                                  0.0450

9456405                                 0.2500
499514.03                               0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.7500                                  0.0450

9456431                                 0.2500
400046.73                               0.0800
6.6250                                  0.0000
6.3750                                  0.0000
6.2950
5.7500                                  0.5450

9456651                                 0.2500
427593.90                               0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.7500                                  0.1700

9456673                                 0.2500
583432.38                               0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.7500                                  0.0450

9458061                                 0.2500
376838.64                               0.0300
5.3750                                  0.0000
5.1250                                  0.0000
5.0950
5.0950                                  0.0000

9458561                                 0.2500
471363.02                               0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.7500                                  0.2950

9458591                                 0.2500
409620.26                               0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.7500                                  0.2950

9458633                                 0.2500
467130.78                               0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.7500                                  0.2950

9458637                                 0.2500
437553.43                               0.0300
5.8750                                  0.0000
5.6250                                  0.0000
5.5950
5.5950                                  0.0000

9458645                                 0.2500
473715.98                               0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.7500                                  0.1700

9458649                                 0.2500
449164.22                               0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.7500                                  0.2950

9458653                                 0.2500
602379.11                               0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.7500                                  0.2950

9458657                                 0.2500
499547.99                               0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
5.7500                                  0.4200

9458661                                 0.2500
475548.36                               0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.7500                                  0.1700

9458669                                 0.2500
548848.79                               0.0300
5.7500                                  0.0000
5.5000                                  0.0000
5.4700
5.4700                                  0.0000

9458689                                 0.2500
497743.78                               0.0300
5.3750                                  0.0000
5.1250                                  0.0000
5.0950
5.0950                                  0.0000

9458699                                 0.2500
575412.74                               0.0300
5.8750                                  0.0000
5.6250                                  0.0000
5.5950
5.5950                                  0.0000

9458703                                 0.2500
374644.18                               0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.7500                                  0.1700

9458713                                 0.2500
513462.34                               0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.7500                                  0.1700

9458731                                 0.2500
511478.00                               0.0300
5.8750                                  0.0000
5.6250                                  0.0000
5.5950
5.5950                                  0.0000

9458737                                 0.2500
473450.35                               0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.7500                                  0.1700

9458745                                 0.2500
364305.54                               0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.7500                                  0.1700

9458749                                 0.2500
619439.51                               0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
5.7500                                  0.4200

9458791                                 0.2500
499536.90                               0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.7500                                  0.2950

9458795                                 0.2500
607736.59                               0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.7500                                  0.2950

9458805                                 0.2500
349667.91                               0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.7500                                  0.1700

9458809                                 0.2500
997986.00                               0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
5.7500                                  0.4200

9458813                                 0.2500
399620.46                               0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.7500                                  0.1700

9458817                                 0.2500
414198.12                               0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.7500                                  0.1700

9458827                                 0.2500
649412.39                               0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
5.7500                                  0.4200

9458839                                 0.2500
615579.83                               0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
5.7500                                  0.4200

9459137                                 0.2500
102000.00                               0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
5.7500                                  0.4200

9459195                                 0.2500
348200.00                               0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.7500                                  0.2950

9459655                                 0.2500
288000.00                               0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.7500                                  0.2950

9461376                                 0.2500
375318.34                               0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
5.7500                                  0.4200

9461759                                 0.2500
503510.14                               0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.7500                                  0.0450

9461877                                 0.2500
599283.53                               0.0300
5.3750                                  0.0000
5.1250                                  0.0000
5.0950
5.0950                                  0.0000

9461883                                 0.2500
573906.00                               0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.7500                                  0.1700

9461993                                 0.2500
622701.53                               0.0300
4.7500                                  0.0000
4.5000                                  0.0000
4.4700
4.4700                                  0.0000

9462367                                 0.2500
500000.00                               0.0800
6.7500                                  0.0000
6.5000                                  0.0000
6.4200
5.7500                                  0.6700

9462467                                 0.2500
100000.00                               0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
5.7500                                  0.4200

9462731                                 0.2500
87500.00                                0.0300
5.8750                                  0.0000
5.6250                                  0.0000
5.5950
5.5950                                  0.0000

9463197                                 0.2500
279500.00                               0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.7500                                  0.0450

9464373                                 0.2500
599444.28                               0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.7500                                  0.2950

9465643                                 0.2500
412000.00                               0.0300
5.8750                                  0.0000
5.6250                                  0.0000
5.5950
5.5950                                  0.0000

9465719                                 0.2500
440000.00                               0.0300
6.0000                                  0.0000
5.7500                                  0.0000
5.7200
5.7200                                  0.0000

9467435                                 0.2500
398277.42                               0.0300
5.6250                                  0.0000
5.3750                                  0.0000
5.3450
5.3450                                  0.0000

9467441                                 0.2500
378732.34                               0.0300
5.8750                                  0.0000
5.6250                                  0.0000
5.5950
5.5950                                  0.0000

9467445                                 0.2500
498091.60                               0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.7500                                  0.0450

9467447                                 0.2500
380530.23                               0.0300
5.8750                                  0.0000
5.6250                                  0.0000
5.5950
5.5950                                  0.0000

9467449                                 0.2500
434752.43                               0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.7500                                  0.1700

9467451                                 0.2500
448742.99                               0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.7500                                  0.2950

9467455                                 0.2500
439162.84                               0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.7500                                  0.1700

9467461                                 0.2500
359306.64                               0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.7500                                  0.1700

9467463                                 0.2500
414664.78                               0.0300
5.7500                                  0.0000
5.5000                                  0.0000
5.4700
5.4700                                  0.0000

9467465                                 0.2500
440818.38                               0.0300
6.0000                                  0.0000
5.7500                                  0.0000
5.7200
5.7200                                  0.0000

9467467                                 0.2500
399620.46                               0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.7500                                  0.1700

9467469                                 0.2500
478634.35                               0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.7500                                  0.0450

9467471                                 0.2500
496981.17                               0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.7500                                  0.1700

9467477                                 0.2500
598283.18                               0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.7500                                  0.1700

9467479                                 0.2500
459186.06                               0.0800
6.6250                                  0.0000
6.3750                                  0.0000
6.2950
5.7500                                  0.5450

9467481                                 0.2500
455111.34                               0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.7500                                  0.0450

9467485                                 0.2500
408610.98                               0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.7500                                  0.1700

9467487                                 0.2500
379259.44                               0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.7500                                  0.0450

9467489                                 0.2500
399629.52                               0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.7500                                  0.2950

9467491                                 0.2500
487207.38                               0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.7500                                  0.0450

9467493                                 0.2500
399620.46                               0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.7500                                  0.1700

9467495                                 0.2500
422425.89                               0.0300
6.0000                                  0.0000
5.7500                                  0.0000
5.7200
5.7200                                  0.0000

9467503                                 0.2500
494699.89                               0.0300
5.5000                                  0.0000
5.2500                                  0.0000
5.2200
5.2200                                  0.0000

9467505                                 0.2500
391022.82                               0.0300
6.0000                                  0.0000
5.7500                                  0.0000
5.7200
5.7200                                  0.0000

9467509                                 0.2500
622938.29                               0.0300
5.5000                                  0.0000
5.2500                                  0.0000
5.2200
5.2200                                  0.0000

9467511                                 0.2500
390691.23                               0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
5.7500                                  0.4200

9467515                                 0.2500
371938.15                               0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.7500                                  0.0450

9467523                                 0.2500
518476.04                               0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.7500                                  0.0450

9467525                                 0.2500
431121.75                               0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.7500                                  0.0450

9467527                                 0.2500
648562.15                               0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.7500                                  0.1700

9467531                                 0.2500
406774.56                               0.0300
6.0000                                  0.0000
5.7500                                  0.0000
5.7200
5.7200                                  0.0000

9467535                                 0.2500
648671.34                               0.0300
5.8750                                  0.0000
5.6250                                  0.0000
5.5950
5.5950                                  0.0000

9467537                                 0.2500
395190.54                               0.0300
5.8750                                  0.0000
5.6250                                  0.0000
5.5950
5.5950                                  0.0000

9467539                                 0.2500
418739.39                               0.0300
6.0000                                  0.0000
5.7500                                  0.0000
5.7200
5.7200                                  0.0000

9467541                                 0.2500
694738.21                               0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
5.7500                                  0.4200

9467543                                 0.2500
458504.71                               0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.7500                                  0.0450

9467555                                 0.2500
399238.95                               0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.7500                                  0.1700

9467557                                 0.2500
534205.97                               0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.7500                                  0.2950

9467571                                 0.2500
518761.76                               0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.7500                                  0.2950

9467573                                 0.2500
383251.66                               0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.7500                                  0.0450

9467575                                 0.2500
343322.78                               0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.7500                                  0.0450

9467581                                 0.2500
564973.87                               0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
5.7500                                  0.4200

9467583                                 0.2500
369249.31                               0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.7500                                  0.1700

9467591                                 0.2500
626419.28                               0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.7500                                  0.2950

9467593                                 0.2500
481953.20                               0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.7500                                  0.2950

9467599                                 0.2500
390655.31                               0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.7500                                  0.1700

9467607                                 0.2500
474424.48                               0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.7500                                  0.0450

9467615                                 0.2500
438647.59                               0.0300
5.8750                                  0.0000
5.6250                                  0.0000
5.5950
5.5950                                  0.0000

9467617                                 0.2500
554208.42                               0.0300
5.6250                                  0.0000
5.3750                                  0.0000
5.3450
5.3450                                  0.0000

9467621                                 0.2500
398855.45                               0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.7500                                  0.1700

9467625                                 0.2500
445116.86                               0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.7500                                  0.0450

9467631                                 0.2500
428211.89                               0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.7500                                  0.0450

9467633                                 0.2500
380422.29                               0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.7500                                  0.1700

9467635                                 0.2500
502242.60                               0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.7500                                  0.1700

9467637                                 0.2500
399620.46                               0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.7500                                  0.1700

9467639                                 0.2500
437713.41                               0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.7500                                  0.0450

9467645                                 0.2500
631296.60                               0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.7500                                  0.1700

9467647                                 0.2500
366501.37                               0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.7500                                  0.1700

9467649                                 0.2500
782991.97                               0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.7500                                  0.0450

9467653                                 0.2500
383816.65                               0.0300
5.8750                                  0.0000
5.6250                                  0.0000
5.5950
5.5950                                  0.0000

9467665                                 0.2500
558237.55                               0.0300
5.7500                                  0.0000
5.5000                                  0.0000
5.4700
5.4700                                  0.0000

9467673                                 0.2500
342331.56                               0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.7500                                  0.0450

9467675                                 0.2500
395624.26                               0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.7500                                  0.1700

9467683                                 0.2500
469552.33                               0.0300
5.8750                                  0.0000
5.6250                                  0.0000
5.5950
5.5950                                  0.0000

9467687                                 0.2500
499502.25                               0.0300
6.0000                                  0.0000
5.7500                                  0.0000
5.7200
5.7200                                  0.0000

9467689                                 0.2500
459124.79                               0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.7500                                  0.1700

9467691                                 0.2500
454091.84                               0.0300
6.0000                                  0.0000
5.7500                                  0.0000
5.7200
5.7200                                  0.0000

9467715                                 0.2500
429966.18                               0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.7500                                  0.1700

9467723                                 0.2500
444577.77                               0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.7500                                  0.1700

9467729                                 0.2500
437569.81                               0.0300
5.5000                                  0.0000
5.2500                                  0.0000
5.2200
5.2200                                  0.0000

9467735                                 0.2500
435096.64                               0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.7500                                  0.2950

9467743                                 0.2500
628829.90                               0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.7500                                  0.2950

9467745                                 0.2500
464569.31                               0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.7500                                  0.2950

9467747                                 0.2500
359666.57                               0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.7500                                  0.2950

9467749                                 0.2500
368141.85                               0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.7500                                  0.0450

9467753                                 0.2500
479049.95                               0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
5.7500                                  0.4200

9467755                                 0.2500
424210.63                               0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.7500                                  0.2950

9467759                                 0.2500
573532.78                               0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.7500                                  0.2950

9467763                                 0.2500
369312.79                               0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.7500                                  0.2950

9467765                                 0.2500
504683.38                               0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
5.7500                                  0.4200

9467767                                 0.2500
697952.95                               0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.7500                                  0.2950

9467771                                 0.2500
436168.56                               0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.7500                                  0.1700

9467775                                 0.2500
421659.30                               0.0300
6.0000                                  0.0000
5.7500                                  0.0000
5.7200
5.7200                                  0.0000

9467779                                 0.2500
409233.16                               0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.7500                                  0.2950

9467781                                 0.2500
407242.21                               0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.7500                                  0.2950

9468361                                 0.2500
600000.00                               0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.7500                                  0.1700

9469140                                 0.2500
624071.45                               0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.7500                                  0.2950

9469564                                 0.2500
510726.53                               0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.7500                                  0.2950

9469578                                 0.2500
340676.44                               0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.7500                                  0.1700

9469580                                 0.2500
414615.63                               0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.7500                                  0.2950

9469675                                 0.2500
135000.00                               0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.7500                                  0.1700

9469755                                 0.2500
198750.00                               0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.7500                                  0.1700

9470100                                 0.2500
635366.86                               0.0300
6.0000                                  0.0000
5.7500                                  0.0000
5.7200
5.7200                                  0.0000

9470661                                 0.2500
374500.00                               0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.7500                                  0.1700

9470728                                 0.2500
598645.02                               0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.7500                                  0.2950

9470740                                 0.2500
440391.73                               0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.7500                                  0.2950

9470741                                 0.2500
397613.17                               0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.7500                                  0.0450

9470742                                 0.2500
467534.10                               0.0300
6.0000                                  0.0000
5.7500                                  0.0000
5.7200
5.7200                                  0.0000

9470766                                 0.2500
399629.52                               0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.7500                                  0.2950

9470861                                 0.2500
444535.39                               0.0300
5.7500                                  0.0000
5.5000                                  0.0000
5.4700
5.4700                                  0.0000

9470869                                 0.2500
449573.02                               0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.7500                                  0.1700

9470873                                 0.2500
564437.53                               0.0300
6.0000                                  0.0000
5.7500                                  0.0000
5.7200
5.7200                                  0.0000

9470877                                 0.2500
379656.47                               0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
5.7500                                  0.4200

9470881                                 0.2500
362056.14                               0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.7500                                  0.1700

9470891                                 0.2500
397149.29                               0.0800
6.6250                                  0.0000
6.3750                                  0.0000
6.2950
5.7500                                  0.5450

9470895                                 0.2500
407612.87                               0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.7500                                  0.1700

9470899                                 0.2500
519494.59                               0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.7500                                  0.0450

9470903                                 0.2500
399592.17                               0.0300
5.8750                                  0.0000
5.6250                                  0.0000
5.5950
5.5950                                  0.0000

9470909                                 0.2500
514523.01                               0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.7500                                  0.2950

9470915                                 0.2500
359682.38                               0.0800
6.6250                                  0.0000
6.3750                                  0.0000
6.2950
5.7500                                  0.5450

9470917                                 0.2500
649397.97                               0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.7500                                  0.2950

9470927                                 0.2500
599444.28                               0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.7500                                  0.2950

9470931                                 0.2500
399638.39                               0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
5.7500                                  0.4200

9470937                                 0.2500
382870.07                               0.0800
6.7500                                  0.0000
6.5000                                  0.0000
6.4200
5.7500                                  0.6700

9470941                                 0.2500
458573.94                               0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.7500                                  0.2950

9470947                                 0.2500
535479.03                               0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.7500                                  0.0450

9470955                                 0.2500
599402.69                               0.0300
6.0000                                  0.0000
5.7500                                  0.0000
5.7200
5.7200                                  0.0000

9472292                                 0.2500
421190.23                               0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.7500                                  0.0450

9472626                                 0.2500
523502.81                               0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.7500                                  0.1700

9472630                                 0.2500
451571.13                               0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.7500                                  0.1700

9472633                                 0.2500
471552.14                               0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.7500                                  0.1700

9472635                                 0.2500
446405.16                               0.0300
6.0000                                  0.0000
5.7500                                  0.0000
5.7200
5.7200                                  0.0000

9473055                                 0.2500
367000.00                               0.0300
6.0000                                  0.0000
5.7500                                  0.0000
5.7200
5.7200                                  0.0000

9473187                                 0.2500
120000.00                               0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.7500                                  0.2950

9473365                                 0.2500
612300.00                               0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.7500                                  0.1700

9473756                                 0.2500
391628.06                               0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.7500                                  0.1700

9473762                                 0.2500
355700.91                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
5.7500                                  0.7950

9473766                                 0.2500
474560.06                               0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.7500                                  0.2950

9474397                                 0.2500
354466.90                               0.0300
5.6250                                  0.0000
5.3750                                  0.0000
5.3450
5.3450                                  0.0000

9474413                                 0.2500
379294.21                               0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.7500                                  0.2950

9474419                                 0.2500
646409.93                               0.0300
5.5000                                  0.0000
5.2500                                  0.0000
5.2200
5.2200                                  0.0000

9474425                                 0.2500
590324.16                               0.0300
5.3750                                  0.0000
5.1250                                  0.0000
5.0950
5.0950                                  0.0000

9474513                                 0.2500
398741.09                               0.0300
5.7500                                  0.0000
5.5000                                  0.0000
5.4700
5.4700                                  0.0000

9474519                                 0.2500
648792.76                               0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.7500                                  0.2950

9474527                                 0.2500
587337.69                               0.0300
5.3750                                  0.0000
5.1250                                  0.0000
5.0950
5.0950                                  0.0000

9474531                                 0.2500
488383.60                               0.0300
5.5000                                  0.0000
5.2500                                  0.0000
5.2200
5.2200                                  0.0000

9474543                                 0.2500
411070.92                               0.0300
5.8750                                  0.0000
5.6250                                  0.0000
5.5950
5.5950                                  0.0000

9474562                                 0.2500
387631.85                               0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.7500                                  0.1700

9474565                                 0.2500
639407.23                               0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.7500                                  0.2950

9474567                                 0.2500
363977.67                               0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.7500                                  0.0450

9474570                                 0.2500
374644.18                               0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.7500                                  0.1700

9474574                                 0.2500
628000.00                               0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.7500                                  0.1700

9474581                                 0.2500
380786.41                               0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.7500                                  0.0450

9474587                                 0.2500
439582.51                               0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.7500                                  0.1700

9474631                                 0.2500
474549.30                               0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.7500                                  0.1700

9474645                                 0.2500
437174.67                               0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.7500                                  0.0450

9474669                                 0.2500
419611.00                               0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.7500                                  0.2950

9474685                                 0.2500
454545.91                               0.0300
5.7500                                  0.0000
5.5000                                  0.0000
5.4700
5.4700                                  0.0000

9474687                                 0.2500
348562.08                               0.0300
5.8750                                  0.0000
5.6250                                  0.0000
5.5950
5.5950                                  0.0000

9474705                                 0.2500
366754.07                               0.0300
5.5000                                  0.0000
5.2500                                  0.0000
5.2200
5.2200                                  0.0000

9474707                                 0.2500
367299.84                               0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.7500                                  0.1700

9474715                                 0.2500
371325.60                               0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
5.7500                                  0.4200

9474721                                 0.2500
596686.12                               0.0300
5.5000                                  0.0000
5.2500                                  0.0000
5.2200
5.2200                                  0.0000

9474822                                 0.2500
511437.23                               0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
5.7500                                  0.4200

9474824                                 0.2500
471541.25                               0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.7500                                  0.0450

9474832                                 0.2500
449593.19                               0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
5.7500                                  0.4200

9476325                                 0.2500
388000.00                               0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.7500                                  0.0450

9476801                                 0.2500
389620.94                               0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.7500                                  0.0450

9476819                                 0.2500
375000.00                               0.0800
6.1000                                  0.0000
5.8500                                  0.0000
5.7700
5.7500                                  0.0200

9477033                                 0.2500
365661.01                               0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.7500                                  0.2950

9477036                                 0.2500
389629.95                               0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.7500                                  0.1700

9477235                                 0.2500
327750.00                               0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
5.7500                                  0.4200

9477247                                 0.2500
260000.00                               0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
5.7500                                  0.4200

9478028                                 0.2500
465136.49                               0.0300
6.0000                                  0.0000
5.7500                                  0.0000
5.7200
5.7200                                  0.0000

9478517                                 0.2500
446128.86                               0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.7500                                  0.0450

9478568                                 0.2500
580193.61                               0.0300
5.7500                                  0.0000
5.5000                                  0.0000
5.4700
5.4700                                  0.0000

9479735                                 0.2500
766289.61                               0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.7500                                  0.2950

9481361                                 0.2500
650000.00                               0.0300
5.8750                                  0.0000
5.6250                                  0.0000
5.5950
5.5950                                  0.0000

9481419                                 0.2500
449600.00                               0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.7500                                  0.1700

9481459                                 0.2500
103000.00                               0.0800
6.6250                                  0.0000
6.3750                                  0.0000
6.2950
5.7500                                  0.5450

9482043                                 0.2500
394625.21                               0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.7500                                  0.1700

9482179                                 0.2500
229182.33                               0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.7500                                  0.1700

9482209                                 0.2500
649368.24                               0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.7500                                  0.0450

9482253                                 0.2500
504520.84                               0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.7500                                  0.1700

9484826                                 0.2500
379639.44                               0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.7500                                  0.1700

9485037                                 0.2500
359561.70                               0.0300
6.0000                                  0.0000
5.7500                                  0.0000
5.7200
5.7200                                  0.0000

9485374                                 0.2500
395000.00                               0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.7500                                  0.0450

9485378                                 0.2500
650000.00                               0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.7500                                  0.2950

9485877                                 0.2500
369750.00                               0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.7500                                  0.2950

9485917                                 0.2500
407000.00                               0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.7500                                  0.1700

9486212                                 0.2500
892500.00                               0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.7500                                  0.2950

9486322                                 0.2500
448000.00                               0.0300
6.0000                                  0.0000
5.7500                                  0.0000
5.7200
5.7200                                  0.0000

9487066                                 0.2500
459900.00                               0.0300
6.0000                                  0.0000
5.7500                                  0.0000
5.7200
5.7200                                  0.0000

9487400                                 0.2500
563200.00                               0.0300
6.0000                                  0.0000
5.7500                                  0.0000
5.7200
5.7200                                  0.0000

9487658                                 0.2500
1000000.00                              0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.7500                                  0.2950

9487664                                 0.2500
378300.00                               0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.7500                                  0.2950

9487874                                 0.2500
720000.00                               0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.7500                                  0.1700

9488030                                 0.2500
482000.00                               0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.7500                                  0.1700

9488256                                 0.2500
461600.00                               0.0300
6.0000                                  0.0000
5.7500                                  0.0000
5.7200
5.7200                                  0.0000

9488268                                 0.2500
428000.00                               0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.7500                                  0.0450

9488270                                 0.2500
392300.00                               0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.7500                                  0.0450

9489758                                 0.2500
450000.00                               0.0300
6.0000                                  0.0000
5.7500                                  0.0000
5.7200
5.7200                                  0.0000

9491463                                 0.2500
400000.00                               0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
5.7500                                  0.4200

9491501                                 0.2500
483750.00                               0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.7500                                  0.1700

9491515                                 0.2500
203200.00                               0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
5.7500                                  0.4200

9491611                                 0.2500
500000.00                               0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.7500                                  0.0450

9491787                                 0.2500
395000.00                               0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.7500                                  0.1700

9493224                                 0.2500
552200.00                               0.0300
6.0000                                  0.0000
5.7500                                  0.0000
5.7200
5.7200                                  0.0000

9493236                                 0.2500
425000.00                               0.0300
6.0000                                  0.0000
5.7500                                  0.0000
5.7200
5.7200                                  0.0000

9493240                                 0.2500
520000.00                               0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.7500                                  0.0450

9493564                                 0.2500
1000000.00                              0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.7500                                  0.1700

9493576                                 0.2500
960000.00                               0.0300
6.0000                                  0.0000
5.7500                                  0.0000
5.7200
5.7200                                  0.0000

9493685                                 0.2500
492520.83                               0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.7500                                  0.0450

9493797                                 0.2500
600000.00                               0.0300
6.0000                                  0.0000
5.7500                                  0.0000
5.7200
5.7200                                  0.0000

9494089                                 0.2500
516000.00                               0.0300
6.0000                                  0.0000
5.7500                                  0.0000
5.7200
5.7200                                  0.0000

9494601                                 0.2500
399000.00                               0.0300
5.8750                                  0.0000
5.6250                                  0.0000
5.5950
5.5950                                  0.0000

9494739                                 0.2500
103920.00                               0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.7500                                  0.1700

9494833                                 0.2500
150000.00                               0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.7500                                  0.1700

9494843                                 0.2500
174000.00                               0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.7500                                  0.2950

9494946                                 0.2500
368000.00                               0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.7500                                  0.0450

9495153                                 0.2500
500000.00                               0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.7500                                  0.0450

9495756                                 0.2500
680000.00                               0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.7500                                  0.0450

9495944                                 0.2500
559000.00                               0.0300
5.8750                                  0.0000
5.6250                                  0.0000
5.5950
5.5950                                  0.0000

9496034                                 0.2500
387000.00                               0.0300
6.0000                                  0.0000
5.7500                                  0.0000
5.7200
5.7200                                  0.0000

9499565                                 0.2500
559442.52                               0.0300
6.0000                                  0.0000
5.7500                                  0.0000
5.7200
5.7200                                  0.0000

9499567                                 0.2500
399601.80                               0.0300
6.0000                                  0.0000
5.7500                                  0.0000
5.7200
5.7200                                  0.0000

9499569                                 0.2500
414606.23                               0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.7500                                  0.1700

9499571                                 0.2500
400000.00                               0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.7500                                  0.0450

9499577                                 0.2500
411609.08                               0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.7500                                  0.1700

9499579                                 0.2500
399620.46                               0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.7500                                  0.1700

9499581                                 0.2500
600000.00                               0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.7500                                  0.1700

9499585                                 0.2500
471412.97                               0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.7500                                  0.2950

9499587                                 0.2500
359331.37                               0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.7500                                  0.2950

9499591                                 0.2500
484040.29                               0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.7500                                  0.1700

9499599                                 0.2500
419591.55                               0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.7500                                  0.0450

9499603                                 0.2500
450000.00                               0.0300
6.0000                                  0.0000
5.7500                                  0.0000
5.7200
5.7200                                  0.0000

9499609                                 0.2500
420000.00                               0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.7500                                  0.0450

9499611                                 0.2500
484700.00                               0.0300
5.8750                                  0.0000
5.6250                                  0.0000
5.5950
5.5950                                  0.0000

9499613                                 0.2500
524489.06                               0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.7500                                  0.2950

9499615                                 0.2500
999028.06                               0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.7500                                  0.0450

9499617                                 0.2500
827000.00                               0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.7500                                  0.1700

9499619                                 0.2500
229400.00                               0.0300
6.0000                                  0.0000
5.7500                                  0.0000
5.7200
5.7200                                  0.0000

9499631                                 0.2500
126000.00                               0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.7500                                  0.2950

9499633                                 0.2500
427503.59                               0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.7500                                  0.2950

9499635                                 0.2500
439592.47                               0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.7500                                  0.2950

9499637                                 0.2500
526800.00                               0.0300
6.0000                                  0.0000
5.7500                                  0.0000
5.7200
5.7200                                  0.0000

9499645                                 0.2500
391619.00                               0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.7500                                  0.0450

9499647                                 0.2500
363654.62                               0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.7500                                  0.1700

9499649                                 0.2500
461561.64                               0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.7500                                  0.1700

9499653                                 0.2500
358000.00                               0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.7500                                  0.0450

9499655                                 0.2500
396604.78                               0.0300
6.0000                                  0.0000
5.7500                                  0.0000
5.7200
5.7200                                  0.0000

9499657                                 0.2500
436000.00                               0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.7500                                  0.1700

9499659                                 0.2500
409629.35                               0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
5.7500                                  0.4200

9499661                                 0.2500
356250.00                               0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.7500                                  0.1700

9499663                                 0.2500
349667.91                               0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.7500                                  0.1700

9499669                                 0.2500
423587.90                               0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.7500                                  0.0450

9499671                                 0.2500
359641.62                               0.0300
6.0000                                  0.0000
5.7500                                  0.0000
5.7200
5.7200                                  0.0000

9499673                                 0.2500
599402.70                               0.0300
6.0000                                  0.0000
5.7500                                  0.0000
5.7200
5.7200                                  0.0000

9499675                                 0.2500
391636.93                               0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.7500                                  0.2950

9499679                                 0.2500
875000.00                               0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
5.7500                                  0.4200

9499683                                 0.2500
344663.20                               0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.7500                                  0.1700

9499689                                 0.2500
664369.02                               0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.7500                                  0.1700

9499691                                 0.2500
650000.00                               0.0300
6.0000                                  0.0000
5.7500                                  0.0000
5.7200
5.7200                                  0.0000

9499695                                 0.2500
373500.00                               0.0300
6.0000                                  0.0000
5.7500                                  0.0000
5.7200
5.7200                                  0.0000

9499703                                 0.2500
414796.45                               0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.7500                                  0.0450

9499707                                 0.2500
370000.00                               0.0300
6.0000                                  0.0000
5.7500                                  0.0000
5.7200
5.7200                                  0.0000

9499709                                 0.2500
700000.00                               0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.7500                                  0.0450

9499715                                 0.2500
460000.00                               0.0300
6.0000                                  0.0000
5.7500                                  0.0000
5.7200
5.7200                                  0.0000

9499717                                 0.2500
144000.00                               0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.7500                                  0.1700

9499727                                 0.2500
389112.25                               0.0300
6.0000                                  0.0000
5.7500                                  0.0000
5.7200
5.7200                                  0.0000

9499733                                 0.2500
490611.11                               0.0300
6.0000                                  0.0000
5.7500                                  0.0000
5.7200
5.7200                                  0.0000

9499737                                 0.2500
360000.00                               0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.7500                                  0.0450

9499739                                 0.2500
564000.00                               0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.7500                                  0.0450

9499741                                 0.2500
397603.79                               0.0300
6.0000                                  0.0000
5.7500                                  0.0000
5.7200
5.7200                                  0.0000

9499743                                 0.2500
442000.00                               0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.7500                                  0.0450

9499745                                 0.2500
388000.00                               0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.7500                                  0.0450

9499749                                 0.2500
465000.00                               0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.7500                                  0.0450

9499751                                 0.2500
477113.07                               0.0300
5.8750                                  0.0000
5.6250                                  0.0000
5.5950
5.5950                                  0.0000

9499753                                 0.2500
471000.00                               0.0300
6.0000                                  0.0000
5.7500                                  0.0000
5.7200
5.7200                                  0.0000

9499761                                 0.2500
998014.81                               0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.7500                                  0.1700

9499763                                 0.2500
400000.00                               0.0300
6.0000                                  0.0000
5.7500                                  0.0000
5.7200
5.7200                                  0.0000

9499765                                 0.2500
399601.80                               0.0300
6.0000                                  0.0000
5.7500                                  0.0000
5.7200
5.7200                                  0.0000

9499793                                 0.2500
936400.00                               0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.7500                                  0.0450

9499987                                 0.2500
366000.00                               0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.7500                                  0.0450

9500019                                 0.2500
481400.00                               0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.7500                                  0.1700

9500147                                 0.2500
411000.00                               0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.7500                                  0.2950

9501333                                 0.2500
395140.31                               0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.7500                                  0.2950

9501509                                 0.2500
391000.00                               0.0300
6.0000                                  0.0000
5.7500                                  0.0000
5.7200
5.7200                                  0.0000

9501557                                 0.2500
398821.22                               0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.7500                                  0.1700

9501573                                 0.2500
354654.96                               0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.7500                                  0.0450

9501643                                 0.2500
468800.00                               0.0300
6.0000                                  0.0000
5.7500                                  0.0000
5.7200
5.7200                                  0.0000

9503377                                 0.2500
400000.00                               0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.7500                                  0.1700

9503487                                 0.2500
400000.00                               0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.7500                                  0.0450

9503645                                 0.2500
845000.00                               0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.7500                                  0.0450

9503851                                 0.2500
263600.00                               0.0800
6.7500                                  0.0000
6.5000                                  0.0000
6.4200
5.7500                                  0.6700

9504138                                 0.2500
600000.00                               0.0300
6.0000                                  0.0000
5.7500                                  0.0000
5.7200
5.7200                                  0.0000

9504527                                 0.2500
455000.00                               0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.7500                                  0.0450

9504839                                 0.2500
423750.00                               0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
5.7500                                  0.4200

9504879                                 0.2500
831250.00                               0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.7500                                  0.0450

9504929                                 0.2500
499514.03                               0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.7500                                  0.0450

9505171                                 0.2500
454644.74                               0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
5.7500                                  0.4200

9505191                                 0.2500
354671.20                               0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.7500                                  0.2950

9505193                                 0.2500
450000.00                               0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
5.7500                                  0.4200

9505205                                 0.2500
433578.18                               0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.7500                                  0.0450

9505209                                 0.2500
433079.66                               0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.7500                                  0.0450

9505213                                 0.2500
410610.02                               0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.7500                                  0.1700

9505217                                 0.2500
404615.72                               0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.7500                                  0.1700

9505221                                 0.2500
532182.24                               0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.7500                                  0.0450

9506193                                 0.2500
528000.00                               0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.7500                                  0.1700

9507151                                 0.2500
360000.00                               0.0300
6.0000                                  0.0000
5.7500                                  0.0000
5.7200
5.7200                                  0.0000

9507155                                 0.2500
496470.00                               0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.7500                                  0.0450

9508635                                 0.2500
828000.00                               0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.7500                                  0.0450

9509113                                 0.2500
350000.00                               0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
5.7500                                  0.4200

9509125                                 0.2500
460000.00                               0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.7500                                  0.2950

9510957                                 0.2500
638400.00                               0.0300
5.8750                                  0.0000
5.6250                                  0.0000
5.5950
5.5950                                  0.0000

9514571                                 0.2500
397542.77                               0.0300
5.5000                                  0.0000
5.2500                                  0.0000
5.2200
5.2200                                  0.0000

9514645                                 0.2500
412000.00                               0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.7500                                  0.0450

9514767                                 0.2500
633048.25                               0.0300
5.8750                                  0.0000
5.6250                                  0.0000
5.5950
5.5950                                  0.0000

9514887                                 0.2500
649352.92                               0.0300
6.0000                                  0.0000
5.7500                                  0.0000
5.7200
5.7200                                  0.0000

9515017                                 0.2500
984277.76                               0.0300
5.6250                                  0.0000
5.3750                                  0.0000
5.3450
5.3450                                  0.0000

9515023                                 0.2500
451889.90                               0.0300
6.0000                                  0.0000
5.7500                                  0.0000
5.7200
5.7200                                  0.0000

9515155                                 0.2500
278400.00                               0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.7500                                  0.0450

9515183                                 0.2500
80000.00                                0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.7500                                  0.2950

9515189                                 0.2500
630191.62                               0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.7500                                  0.1700

9515273                                 0.2500
375318.34                               0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
5.7500                                  0.4200

9515371                                 0.2500
507803.72                               0.0300
5.6250                                  0.0000
5.3750                                  0.0000
5.3450
5.3450                                  0.0000

9515433                                 0.2500
365898.46                               0.0300
6.0000                                  0.0000
5.7500                                  0.0000
5.7200
5.7200                                  0.0000

9515779                                 0.2500
439272.34                               0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.7500                                  0.0450

9515845                                 0.2500
363570.06                               0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.7500                                  0.0450

9516401                                 0.2500
513500.00                               0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.7500                                  0.1700

9517457                                 0.2500
600000.00                               0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
5.7500                                  0.4200

9520391                                 0.2500
650000.00                               0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.7500                                  0.2950

9520637                                 0.2500
400000.00                               0.0300
6.0000                                  0.0000
5.7500                                  0.0000
5.7200
5.7200                                  0.0000

9522553                                 0.2500
437500.00                               0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.7500                                  0.1700

9526779                                 0.2500
567700.00                               0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.7500                                  0.2950

9532599                                 0.2500
391000.00                               0.0300
5.7500                                  0.0000
5.5000                                  0.0000
5.4700
5.4700                                  0.0000

9535135                                 0.2500
240000.00                               0.0300
6.0000                                  0.0000
5.7500                                  0.0000
5.7200
5.7200                                  0.0000

9535275                                 0.2500
415000.00                               0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.7500                                  0.0450

9537511                                 0.2500
395000.00                               0.0300
5.8750                                  0.0000
5.6250                                  0.0000
5.5950
5.5950                                  0.0000

9537593                                 0.2500
453500.00                               0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.7500                                  0.0450

9537613                                 0.2500
343000.00                               0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.7500                                  0.0450

9537653                                 0.2500
498000.00                               0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.7500                                  0.0450

9537677                                 0.2500
376833.38                               0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.7500                                  0.0450

9537723                                 0.2500
360000.00                               0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.7500                                  0.2950

9537871                                 0.2500
420590.81                               0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.7500                                  0.0450

9537885                                 0.2500
362000.00                               0.0300
6.0000                                  0.0000
5.7500                                  0.0000
5.7200
5.7200                                  0.0000

9537921                                 0.2500
575000.00                               0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.7500                                  0.1700

9538035                                 0.2500
499525.58                               0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.7500                                  0.1700

9538711                                 0.2500
512000.00                               0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.7500                                  0.1700

9538751                                 0.2500
643000.00                               0.0300
6.0000                                  0.0000
5.7500                                  0.0000
5.7200
5.7200                                  0.0000

9538795                                 0.2500
649396.97                               0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.7500                                  0.2950

9538811                                 0.2500
588750.00                               0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.7500                                  0.1700

9538853                                 0.2500
535000.00                               0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.7500                                  0.0450

9538871                                 0.2500
432000.00                               0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.7500                                  0.0450

9539031                                 0.2500
480000.00                               0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.7500                                  0.1700

9539075                                 0.2500
428000.00                               0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.7500                                  0.2950

9539077                                 0.2500
396000.00                               0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.7500                                  0.0450

9539087                                 0.2500
357000.00                               0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.7500                                  0.0450

9539121                                 0.2500
495000.00                               0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.7500                                  0.1700

9539159                                 0.2500
432000.00                               0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.7500                                  0.1700

9539241                                 0.2500
405000.00                               0.0300
6.0000                                  0.0000
5.7500                                  0.0000
5.7200
5.7200                                  0.0000

9539271                                 0.2500
572000.00                               0.0300
6.0000                                  0.0000
5.7500                                  0.0000
5.7200
5.7200                                  0.0000

9539275                                 0.2500
464000.00                               0.0300
6.0000                                  0.0000
5.7500                                  0.0000
5.7200
5.7200                                  0.0000

9539311                                 0.2500
560000.00                               0.0300
6.0000                                  0.0000
5.7500                                  0.0000
5.7200
5.7200                                  0.0000

9539321                                 0.2500
400000.00                               0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.7500                                  0.1700

9539331                                 0.2500
424000.00                               0.0300
6.0000                                  0.0000
5.7500                                  0.0000
5.7200
5.7200                                  0.0000

9540309                                 0.2500
355000.00                               0.0300
5.7500                                  0.0000
5.5000                                  0.0000
5.4700
5.4700                                  0.0000

9540419                                 0.2500
357321.00                               0.0300
6.0000                                  0.0000
5.7500                                  0.0000
5.7200
5.7200                                  0.0000

9549193                                 0.2500
360000.00                               0.0300
5.8750                                  0.0000
5.6250                                  0.0000
5.5950
5.5950                                  0.0000

9557991                                 0.2500
457500.00                               0.0300
6.0000                                  0.0000
5.7500                                  0.0000
5.7200
5.7200                                  0.0000

9560673                                 0.2500
944000.00                               0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.7500                                  0.2950

999990711                               0.2500
588713.35                               0.0300
6.0000                                  0.0000
5.7500                                  0.0000
5.7200
5.7200                                  0.0000

999990811                               0.2500
381419.92                               0.0300
6.0000                                  0.0000
5.7500                                  0.0000
5.7200
5.7200                                  0.0000

Total Number of Loans:                  699

Total Original Balance:                 311,651,723.00

Total Principal Balance:                311,005,473.79

Total Original P+I:                     1,894,595.16

Total Current P+I:                      1,894,595.16

                                   EXHIBIT TWO
                         SCHEDULE OF DISCOUNT FRACTIONS
                            (Available Upon Request)

                              Schedule of Discount Fractions
Loan Number  Current Balance  Net Mortgage Rate  Discount Fraction  PO Balance
8460446      $348,661.30      5.470%             4.8696%            $16,978.29
8621160      $466,465.89      4.970%             13.5652%           $63,277.11
8931069      $320,411.62      5.470%             4.8696%            $15,602.65
8934167      $345,639.98      5.470%             4.8696%            $16,831.16
8941085      $1,079,601.88    5.095%             11.3913%           $122,980.74
8945147      $345,018.11      5.595%             2.6957%            $9,300.49
8953859      $379,136.00      5.595%             2.6957%            $10,220.19
8954245      $455,395.14      5.470%             4.8696%            $22,175.76
8956107      $324,171.91      5.595%             2.6957%            $8,738.55
8959553      $340,925.47      5.345%             7.0435%            $24,013.01
8962843      $973,185.43      5.595%             2.6957%            $26,233.69
8979405      $390,824.28      5.720%             .5217%             $2,039.08
8983843      $235,755.69      5.470%             4.8696%            $11,480.28
8988441      $392,190.83      5.595%             2.6957%            $10,572.10
8992849      $219,995.07      5.470%             4.8696%            $10,712.80
8998885      $465,398.92      5.720%             .5217%             $2,428.17
8998909      $240,197.93      5.345%             7.0435%            $16,918.29
9000725      $241,853.96      5.345%             7.0435%            $17,034.93
9007831      $190,412.92      5.595%             2.6957%            $5,132.87
9007881      $447,221.16      5.595%             2.6957%            $12,055.53
9008565      $207,616.00      5.595%             2.6957%            $5,596.61
9010891      $398,670.85      5.595%             2.6957%            $10,746.78
9017125      $404,722.22      5.470%             4.8696%            $19,708.21
9021735      $347,337.17      5.595%             2.6957%            $9,363.00
9029403      $454,132.83      5.720%             .5217%             $2,369.39
9035447      $318,992.89      5.470%             4.8696%            $15,533.57
9035499      $395,640.21      5.470%             4.8696%            $19,265.96
9039471      $359,737.10      5.345%             7.0435%            $25,338.00
9042461      $426,282.86      5.720%             .5217%             $2,224.08
9042793      $288,759.72      5.595%             2.6957%            $7,783.96
9042803      $397,315.60      5.345%             7.0435%            $27,984.84
9051027      $476,565.30      5.720%             .5217%             $2,486.43
9058993      $478,359.90      5.720%             .5217%             $2,495.79
9059097      $249,213.21      5.470%             4.8696%            $12,135.60
9059249      $398,600.02      5.720%             .5217%             $2,079.65
9061679      $368,626.66      5.720%             .5217%             $1,923.27
9065727      $552,441.25      5.470%             4.8696%            $26,901.49
9073451      $199,385.27      5.595%             2.6957%            $5,374.73
9074581      $398,184.41      5.595%             2.6957%            $10,733.67
9078060      $249,082.84      5.595%             2.6957%            $6,714.41
9078070      $284,921.42      5.595%             2.6957%            $7,680.49
9079017      $502,121.58      5.345%             7.0435%            $35,366.82
9079027      $337,475.19      5.345%             7.0435%            $23,769.99
9079609      $441,052.74      5.345%             7.0435%            $31,065.45
9085371      $398,184.41      5.595%             2.6957%            $10,733.67
9100401      $421,095.60      5.345%             7.0435%            $29,659.78
9109502      $196,773.89      5.595%             2.6957%            $5,304.34
9124172      $188,525.23      5.595%             2.6957%            $5,081.98
9125845      $334,830.35      5.720%             .5217%             $1,746.94
9134853      $537,572.43      5.470%             4.8696%            $26,177.44
9148643      $354,491.03      5.720%             .5217%             $1,849.52
9159738      $333,280.55      5.720%             .5217%             $1,738.86
9160341      $561,522.21      5.470%             4.8696%            $27,343.69
9173374      $263,506.89      5.595%             2.6957%            $7,103.23
9173430      $344,225.07      5.595%             2.6957%            $9,279.11
9178047      $435,726.50      5.595%             2.6957%            $11,745.67
9181150      $367,100.45      5.595%             2.6957%            $9,895.75
9189698      $343,721.42      5.595%             2.6957%            $9,265.53
9196237      $460,341.27      5.720%             .5217%             $2,401.78
9196291      $320,810.97      5.345%             7.0435%            $22,596.25
9212868      $336,570.61      5.595%             2.6957%            $9,072.77
9230207      $567,834.15      5.720%             .5217%             $2,962.61
9234913      $1,500,000.00    5.620%             2.2609%            $33,913.04
9242390      $303,429.90      5.595%             2.6957%            $8,179.41
9248681      $382,618.72      5.720%             .5217%             $1,996.27
9252083      $545,429.94      5.470%             4.8696%            $26,560.07
9252133      $235,265.56      5.720%             .5217%             $1,227.47
9252866      $468,168.72      5.595%             2.6957%            $12,620.20
9257340      $323,316.25      5.595%             2.6957%            $8,715.48
9437113      $467,534.10      5.720%             .5217%             $2,439.31
9439245      $399,000.00      5.720%             .5217%             $2,081.74
9439771      $391,609.76      5.720%             .5217%             $2,043.18
9441273      $505,496.27      5.720%             .5217%             $2,637.37
9444245      $649,352.92      5.720%             .5217%             $3,387.93
9444597      $998,980.45      5.595%             2.6957%            $26,929.04
9446447      $397,594.22      5.595%             2.6957%            $10,717.76
9448435      $399,601.79      5.720%             .5217%             $2,084.88
9448477      $459,542.06      5.720%             .5217%             $2,397.61
9449469      $406,686.63      5.720%             .5217%             $2,121.84
9449483      $504,591.61      5.470%             4.8696%            $24,571.42
9449529      $416,126.80      5.595%             2.6957%            $11,217.33
9449535      $497,955.53      5.470%             4.8696%            $24,248.27
9449539      $495,009.97      5.720%             .5217%             $2,582.66
9449577      $423,478.00      5.720%             .5217%             $2,209.45
9451889      $536,486.92      5.595%             2.6957%            $14,461.82
9452053      $684,963.29      5.470%             4.8696%            $33,354.73
9452067      $478,893.10      5.720%             .5217%             $2,498.57
9452083      $346,737.54      5.220%             9.2174%            $31,960.16
9452099      $379,241.53      5.720%             .5217%             $1,978.65
9452113      $795,005.50      5.470%             4.8696%            $38,713.31
9452115      $410,237.26      5.595%             2.6957%            $11,058.57
9452141      $359,281.45      5.720%             .5217%             $1,874.51
9453671      $174,825.78      5.720%             .5217%             $912.13
9456241      $449,542.03      5.720%             .5217%             $2,345.44
9458061      $376,838.64      5.095%             11.3913%           $42,926.84
9458637      $437,553.43      5.595%             2.6957%            $11,794.92
9458669      $548,848.79      5.470%             4.8696%            $26,726.55
9458689      $497,743.78      5.095%             11.3913%           $56,699.51
9458699      $575,412.74      5.595%             2.6957%            $15,511.13
9458731      $511,478.00      5.595%             2.6957%            $13,787.67
9461877      $599,283.53      5.095%             11.3913%           $68,266.21
9461993      $622,701.53      4.470%             22.2609%           $138,618.78
9462731      $87,500.00       5.595%             2.6957%            $2,358.70
9465643      $412,000.00      5.595%             2.6957%            $11,106.09
9465719      $440,000.00      5.720%             .5217%             $2,295.65
9467435      $398,277.42      5.345%             7.0435%            $28,052.58
9467441      $378,732.34      5.595%             2.6957%            $10,209.31
9467447      $380,530.23      5.595%             2.6957%            $10,257.77
9467463      $414,664.78      5.470%             4.8696%            $20,192.37
9467465      $440,818.38      5.720%             .5217%             $2,299.92
9467495      $422,425.89      5.720%             .5217%             $2,203.96
9467503      $494,699.89      5.220%             9.2174%            $45,598.42
9467505      $391,022.82      5.720%             .5217%             $2,040.12
9467509      $622,938.29      5.220%             9.2174%            $57,418.66
9467531      $406,774.56      5.720%             .5217%             $2,122.30
9467535      $648,671.34      5.595%             2.6957%            $17,485.92
9467537      $395,190.54      5.595%             2.6957%            $10,652.96
9467539      $418,739.39      5.720%             .5217%             $2,184.73
9467615      $438,647.59      5.595%             2.6957%            $11,824.41
9467617      $554,208.42      5.345%             7.0435%            $39,035.55
9467653      $383,816.65      5.595%             2.6957%            $10,346.36
9467665      $558,237.55      5.470%             4.8696%            $27,183.74
9467683      $469,552.33      5.595%             2.6957%            $12,657.50
9467687      $499,502.25      5.720%             .5217%             $2,606.10
9467691      $454,091.84      5.720%             .5217%             $2,369.17
9467729      $437,569.81      5.220%             9.2174%            $40,332.52
9467775      $421,659.30      5.720%             .5217%             $2,199.96
9470100      $635,366.86      5.720%             .5217%             $3,314.96
9470742      $467,534.10      5.720%             .5217%             $2,439.31
9470861      $444,535.39      5.470%             4.8696%            $21,646.94
9470873      $564,437.53      5.720%             .5217%             $2,944.89
9470903      $399,592.17      5.595%             2.6957%            $10,771.62
9470955      $599,402.69      5.720%             .5217%             $3,127.32
9472635      $446,405.16      5.720%             .5217%             $2,329.07
9473055      $367,000.00      5.720%             .5217%             $1,914.78
9474397      $354,466.90      5.345%             7.0435%            $24,966.80
9474419      $646,409.93      5.220%             9.2174%            $59,582.13
9474425      $590,324.16      5.095%             11.3913%           $67,245.62
9474513      $398,741.09      5.470%             4.8696%            $19,416.96
9474527      $587,337.69      5.095%             11.3913%           $66,905.42
9474531      $488,383.60      5.220%             9.2174%            $45,016.23
9474543      $411,070.92      5.595%             2.6957%            $11,081.04
9474685      $454,545.91      5.470%             4.8696%            $22,134.41
9474687      $348,562.08      5.595%             2.6957%            $9,396.02
9474705      $366,754.07      5.220%             9.2174%            $33,805.16
9474721      $596,686.12      5.220%             9.2174%            $54,998.89
9478028      $465,136.49      5.720%             .5217%             $2,426.80
9478568      $580,193.61      5.470%             4.8696%            $28,252.91
9481361      $650,000.00      5.595%             2.6957%            $17,521.74
9485037      $359,561.70      5.720%             .5217%             $1,875.97
9486322      $448,000.00      5.720%             .5217%             $2,337.39
9487066      $459,900.00      5.720%             .5217%             $2,399.48
9487400      $563,200.00      5.720%             .5217%             $2,938.43
9488256      $461,600.00      5.720%             .5217%             $2,408.35
9489758      $450,000.00      5.720%             .5217%             $2,347.83
9493224      $552,200.00      5.720%             .5217%             $2,881.04
9493236      $425,000.00      5.720%             .5217%             $2,217.39
9493576      $960,000.00      5.720%             .5217%             $5,008.70
9493797      $600,000.00      5.720%             .5217%             $3,130.43
9494089      $516,000.00      5.720%             .5217%             $2,692.17
9494601      $399,000.00      5.595%             2.6957%            $10,755.65
9495944      $559,000.00      5.595%             2.6957%            $15,068.70
9496034      $387,000.00      5.720%             .5217%             $2,019.13
9499565      $559,442.52      5.720%             .5217%             $2,918.83
9499567      $399,601.80      5.720%             .5217%             $2,084.88
9499603      $450,000.00      5.720%             .5217%             $2,347.83
9499611      $484,700.00      5.595%             2.6957%            $13,065.83
9499619      $229,400.00      5.720%             .5217%             $1,196.87
9499637      $526,800.00      5.720%             .5217%             $2,748.52
9499655      $396,604.78      5.720%             .5217%             $2,069.24
9499671      $359,641.62      5.720%             .5217%             $1,876.39
9499673      $599,402.70      5.720%             .5217%             $3,127.32
9499691      $650,000.00      5.720%             .5217%             $3,391.30
9499695      $373,500.00      5.720%             .5217%             $1,948.70
9499707      $370,000.00      5.720%             .5217%             $1,930.43
9499715      $460,000.00      5.720%             .5217%             $2,400.00
9499727      $389,112.25      5.720%             .5217%             $2,030.15
9499733      $490,611.11      5.720%             .5217%             $2,559.71
9499741      $397,603.79      5.720%             .5217%             $2,074.45
9499751      $477,113.07      5.595%             2.6957%            $12,861.31
9499753      $471,000.00      5.720%             .5217%             $2,457.39
9499763      $400,000.00      5.720%             .5217%             $2,086.96
9499765      $399,601.80      5.720%             .5217%             $2,084.88
9501509      $391,000.00      5.720%             .5217%             $2,040.00
9501643      $468,800.00      5.720%             .5217%             $2,445.91
9504138      $600,000.00      5.720%             .5217%             $3,130.43
9507151      $360,000.00      5.720%             .5217%             $1,878.26
9510957      $638,400.00      5.595%             2.6957%            $17,209.04
9514571      $397,542.77      5.220%             9.2174%            $36,643.07
9514767      $633,048.25      5.595%             2.6957%            $17,064.78
9514887      $649,352.92      5.720%             .5217%             $3,387.93
9515017      $984,277.76      5.345%             7.0435%            $69,327.39
9515023      $451,889.90      5.720%             .5217%             $2,357.69
9515371      $507,803.72      5.345%             7.0435%            $35,767.04
9515433      $365,898.46      5.720%             .5217%             $1,909.04
9520637      $400,000.00      5.720%             .5217%             $2,086.96
9532599      $391,000.00      5.470%             4.8696%            $19,040.00
9535135      $240,000.00      5.720%             .5217%             $1,252.17
9537511      $395,000.00      5.595%             2.6957%            $10,647.83
9537885      $362,000.00      5.720%             .5217%             $1,888.70
9538751      $643,000.00      5.720%             .5217%             $3,354.78
9539241      $405,000.00      5.720%             .5217%             $2,113.04
9539271      $572,000.00      5.720%             .5217%             $2,984.35
9539275      $464,000.00      5.720%             .5217%             $2,420.87
9539311      $560,000.00      5.720%             .5217%             $2,921.74
9539331      $424,000.00      5.720%             .5217%             $2,212.17
9540309      $355,000.00      5.470%             4.8696%            $17,286.96
9540419      $357,321.00      5.720%             .5217%             $1,864.28
9549193      $360,000.00      5.595%             2.6957%            $9,704.35
9557991      $457,500.00      5.720%             .5217%             $2,386.96
999990711    $588,713.35      5.720%             .5217%             $3,071.55
999990811    $381,419.92      5.720%             .5217%             $1,990.02

                                  EXHIBIT THREE

                          INFORMATION TO BE INCLUDED IN
                       MONTHLY DISTRIBUTION DATE STATEMENT

(i) (a) the amount of such distribution to the Certificateholders of such Class applied to reduce the Certificate Principal Balance thereof, and (b) the aggregate amount included therein representing Principal Prepayments;

(ii) the amount of such distribution to Holders of such Class of Certificates allocable to interest;

(iii) if the distribution to the Holders of such Class of Certificates is less than the full amount that would be distributable to such Holders if there were sufficient funds available therefor, the amount of the shortfall;

(iv) the amount of any Advance by the Master Servicer pursuant to Section 4.04;

(v) the number and Pool Stated Principal Balance of the Mortgage Loans after giving effect to the distribution of principal on such Distribution Date;

(vi) the aggregate Certificate Principal Balance of each Class of Certificates and the Senior Percentage, after giving effect to the amounts distributed on such Distribution Date, separately identifying any reduction thereof due to Realized Losses other than pursuant to an actual distribution of principal;

(vii) the related Subordinate Principal Distribution Amount and Prepayment Distribution Percentage, if applicable;

(viii) on the basis of the most recent reports furnished to it by Sub-Servicers, the number and aggregate principal balances of Mortgage Loans that are Delinquent (A) 30-59 days, (B) 60-89 days and (C) 90 or more days and the number and aggregate principal balance of Mortgage Loans that are in foreclosure;

(ix)  the  number,  aggregate  principal  balance  and  book  value  of any  REO
Properties;

(x) the aggregate Accrued Certificate Interest remaining unpaid, if any, for each Class of Certificates, after giving effect to the distribution made on such Distribution Date;

(xi) the Special Hazard Amount, Fraud Loss Amount and Bankruptcy Amount as of the close of business on such Distribution Date and a description of any change in the calculation of such amounts;

(xii) the weighted average Pool Strip Rate for such Distribution Date, the Pass-Through Rate with respect to the Adjustable Rate Certificates and the Class A-V Certificates and each Subclass, if any, thereof;

(xiii) the Notional Amount with respect to each Class of Interest Only Certificates and each Subclass;

(xiv) the occurrence of the Credit Support Depletion Date;

(xv) the related Senior Accelerated Distribution Percentage applicable to such distribution;

(xvi) the related Senior Percentage for such Distribution Date;

(xvii) the aggregate amount of Realized Losses for such Distribution Date;

(xviii) the aggregate amount of any recoveries on previously foreclosed loans from Sellers due to a breach of representation or warranty assigned to the Trustee pursuant to Section 2.04;

(xix) the weighted average remaining term to maturity of the Mortgage Loans after giving effect to the amounts distributed on such Distribution Date; and

(xx) the weighted average Mortgage Rates of the Mortgage Loans after giving effect to the amounts distributed on such Distribution Date;

In the case of information furnished pursuant to clauses (i) and (ii) above, the amounts shall be expressed as a dollar amount per Certificate with a $1,000 denomination.

The    Trustee's    internet    website    will    initially   be   located   at
http://www.usbank.com. To receive this statement via first class mail, telephone the Trustee at (800) 934-6802.

                                  EXHIBIT FOUR

                                 EXECUTION COPY


                                STANDARD TERMS OF
                         POOLING AND SERVICING AGREEMENT

                            Dated as of June 1, 2004

                 Residential Funding Mortgage Securities I, Inc.

                       Mortgage Pass-Through Certificates


                                TABLE OF CONTENTS

                                                                                          PAGE

                                          ARTICLE I

                                         DEFINITIONS
        Section 1.01  Definitions............................................................1
        Section 1.02  Use of Words and Phrases..............................................31

                                          ARTICLE II

                          CONVEYANCE OF MORTGAGE LOANS;
                              ORIGINAL ISSUANCE OF CERTIFICATES
        Section 2.01  Conveyance of Mortgage Loans..........................................31
        Section 2.02  Acceptance by Trustee.................................................37
        Section 2.03  Representations, Warranties and Covenants of the Master Servicer and the
                      Company...............................................................39
        Section 2.04  Representations and Warranties of Sellers.............................40
        Section 2.05  Execution and Authentication of Certificates/Issuance of Certificates
                      Evidencing Interests in REMIC I.......................................42
        Section 2.06  Conveyance of Uncertificated REMIC I and REMIC II Regular Interests;
                      Acceptance by the Trustee.............................................42
        Section 2.07  Issuance of Certificates Evidencing Interests in REMIC II.............43
        Section 2.08  Purposes and Powers of the Trust......................................43

                                         ARTICLE III

                          ADMINISTRATION AND SERVICING
                                OF MORTGAGE LOANS
        Section 3.01  Master Servicer to Act as Servicer....................................43
        Section 3.02  Subservicing Agreements Between Master Servicer and Subservicers;
                      Enforcement of Subservicers' and Sellers' Obligations.................45
        Section 3.03  Successor Subservicers................................................46
        Section 3.04  Liability of the Master Servicer......................................46
        Section 3.05  No Contractual Relationship Between Subservicer and Trustee or
                      Certificateholders....................................................46
        Section 3.06  Assumption or Termination of Subservicing Agreements by Trustee.......47
        Section 3.07  Collection of Certain Mortgage Loan Payments;  Deposits to Custodial
                      Account...............................................................47
        Section 3.08  Subservicing Accounts; Servicing Accounts.............................50
        Section 3.09  Access to Certain Documentation and Information Regarding the Mortgage
                      Loans.................................................................52
        Section 3.10  Permitted Withdrawals from the Custodial Account......................52
        Section 3.11  Maintenance of the Primary Insurance Policies; Collections Thereunder
                       .....................................................................54


                                              i




        Section 3.12  Maintenance of Fire Insurance and Omissions and Fidelity Coverage.....55
        Section 3.13  Enforcement of Due-on-Sale Clauses; Assumption and Modification
                      Agreements; Certain Assignments.......................................56
        Section 3.14  Realization Upon Defaulted Mortgage Loans.............................58
        Section 3.15  Trustee to Cooperate; Release of Mortgage Files.......................62
        Section 3.16  Servicing and Other Compensation; Compensating Interest...............63
        Section 3.17  Reports to the Trustee and the Company................................64
        Section 3.18  Annual Statement as to Compliance.....................................64
        Section 3.19  Annual Independent Public Accountants' Servicing Report...............65
        Section 3.20  Rights of the Company in Respect of the Master Servicer...............65
        Section 3.21  Administration of Buydown Funds.......................................65
        Section 3.22  Advance Facility......................................................66

                                          ARTICLE IV

                         PAYMENTS TO CERTIFICATEHOLDERS
        Section 4.01  Certificate Account...................................................70
        Section 4.02  Distributions.........................................................71
        Section 4.03  Statements to Certificateholders......................................71
        Section 4.04  Distribution of Reports to the Trustee and the Company; Advances by the
                      Master Servicer.......................................................73
        Section 4.05  Allocation of Realized Losses.........................................74
        Section 4.06  Reports of Foreclosures and Abandonment of Mortgaged Property.........74
        Section 4.07  Optional Purchase of Defaulted Mortgage Loans.........................74
        Section 4.08  Surety Bond...........................................................75

                                          ARTICLE V

                                THE CERTIFICATES
        Section 5.01  The Certificates......................................................75
        Section 5.02  Registration of Transfer and Exchange of Certificates.................78
        Section 5.03  Mutilated, Destroyed, Lost or Stolen Certificates.....................83
        Section 5.04  Persons Deemed Owners.................................................84
        Section 5.05  Appointment of Paying Agent...........................................84

                                          ARTICLE VI

                       THE COMPANY AND THE MASTER SERVICER
        Section 6.01  Respective Liabilities of the Company and the Master Servicer.........85
        Section 6.02  Merger or Consolidation of the Company or the Master Servicer; Assignment
                      of Rights and Delegation of Duties by Master Servicer.................85
        Section 6.03  Limitation on Liability of the Company, the Master Servicer and Others
                       .....................................................................86
        Section 6.04  Company and Master Servicer Not to Resign.............................87

                                         ARTICLE VII


                                              ii



                                           DEFAULT
        Section 7.01  Events of Default.....................................................87
        Section 7.02  Trustee or Company to Act; Appointment of Successor...................89
        Section 7.03  Notification to Certificateholders....................................90
        Section 7.04  Waiver of Events of Default...........................................90

                                         ARTICLE VIII

                             CONCERNING THE TRUSTEE
        Section 8.01  Duties of Trustee.....................................................91
        Section 8.02  Certain Matters Affecting the Trustee.................................92
        Section 8.03  Trustee Not Liable for Certificates or Mortgage Loans.................94
        Section 8.04  Trustee May Own Certificates..........................................94
        Section 8.05  Master Servicer to Pay Trustee's Fees and Expenses; Indemnification...94
        Section 8.06  Eligibility Requirements for Trustee..................................95
        Section 8.07  Resignation and Removal of the Trustee................................96
        Section 8.08  Successor Trustee.....................................................97
        Section 8.09  Merger or Consolidation of Trustee....................................97
        Section 8.10  Appointment of Co-Trustee or Separate Trustee.........................97
        Section 8.11  Appointment of Custodians.............................................98
        Section 8.12  Appointment of Office or Agency.......................................99

                                          ARTICLE IX

              TERMINATION OR OPTIONAL PURCHASE OF ALL CERTIFICATES
        Section 9.01  Optional Purchase by the Master Servicer of All Certificates; Termination
                      Upon Purchase by the Master Servicer or Liquidation of All Mortgage Loans
                       .....................................................................99
        Section 9.02  Additional Termination Requirements..................................103
        Section 9.03  Termination of Multiple REMICs.......................................103

                                          ARTICLE X

                                REMIC PROVISIONS
        Section 10.01 REMIC Administration.................................................103
        Section 10.02 Master Servicer, REMIC Administrator and Trustee Indemnification
                       ....................................................................107
        Section 10.03 Designation of REMIC(s)..............................................108

                                          ARTICLE XI

                            MISCELLANEOUS PROVISIONS
        Section 11.01 Amendment............................................................108
        Section 11.02 Recordation of Agreement; Counterparts...............................110
        Section 11.03 Limitation on Rights of Certificateholders...........................111


                                             iii




        Section 11.04 Governing Law........................................................111
        Section 11.05 Notices..............................................................112
        Section 11.06 Required Notices to Rating Agency and Subservicer....................112
        Section 11.07 Severability of Provisions...........................................113
        Section 11.08 Supplemental Provisions for Resecuritization.........................113
        Section 11.09 Allocation of Voting Rights..........................................113



EXHIBITS

Exhibit A:     Form of Class A Certificate
Exhibit B:     Form of Class M Certificate
Exhibit C:     Form of Class B Certificate
Exhibit D:     Form of Class R Certificate
Exhibit E:     Form of Seller/Servicer Contract
Exhibit F:     Forms of Request for Release
Exhibit G-1:   Form of Transfer Affidavit and Agreement
Exhibit G-2:   Form of Transferor Certificate
Exhibit H:     Form of Investor Representation Letter
Exhibit I:     Form of Transferor Representation Letter
Exhibit J:     Form of Rule 144A Investment Representation Letter
Exhibit K:     Text of Amendment to Pooling and Servicing Agreement Pursuant to Section
               11.01(e) for a Limited Guaranty
Exhibit L:     Form of Limited Guaranty
Exhibit M:     Form of Lender Certification for Assignment of Mortgage Loan
Exhibit N:     Request for Exchange Form
Exhibit O:     Form of Form 10-K Certification
Exhibit P:     Form of Back-Up Certification to Form 10-K Certificate
Exhibit Q:     Information to be Provided by the Master Servicer to the Rating Agencies Relating
               to Reportable Modified Mortgage Loans



        This is the Standard Terms of Pooling and Servicing Agreement, dated as of February 1, 2004 (the "Standard Terms", and as incorporated by reference into a Series Supplement dated as of the Cut-off Date, the "Pooling and Servicing Agreement" or "Agreement"), among RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC., as the company (together with its permitted successors and assigns, the "Company"), RESIDENTIAL FUNDING CORPORATION, as master servicer (together with its permitted successors and assigns, the "Master Servicer"), and the trustee named in the applicable Series Supplement (together with its permitted successors and assigns, the "Trustee").

                                    PRELIMINARY STATEMENT:

        The Company intends to sell certain mortgage pass-through certificates (collectively, the "Certificates"), to be issued under the Agreement in multiple classes, which in the aggregate will evidence the entire beneficial ownership interest in the Mortgage Loans.

        In consideration of the mutual agreements herein contained, the Company, the Master Servicer and the Trustee agree as follows:

                                    ARTICLE I

                                   DEFINITIONS
        Section 1.01  Definitions.

        Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the meanings specified in this Article.

        Accretion Termination Date:  As defined in the Series Supplement.

        Accrual Certificates:  As defined in the Series Supplement.

        Accrued Certificate Interest: With respect to each Distribution Date, as to any Class or Subclass of Certificates (other than any Principal Only Certificates), interest accrued during the related Interest Accrual Period at the related Pass-Through Rate on the Certificate Principal Balance or Notional Amount thereof immediately prior to such Distribution Date. Accrued Certificate Interest will be calculated on the basis of a 360-day year, consisting of twelve 30-day months. In each case Accrued Certificate Interest on any Class or Subclass of Certificates will be reduced by the amount of:

        (i) Prepayment Interest Shortfalls on all Mortgage Loans or, if the Mortgage Pool is comprised of two or more Loan Groups, on the Mortgage Loans in the related Loan Group (to the extent not offset by the Master Servicer with a payment of Compensating Interest as provided in Section 4.01),

        (ii) the interest portion (adjusted to the Net Mortgage Rate (or the Modified Net Mortgage Rate in the case of a Modified Mortgage
               Loan)) of Realized Losses on all Mortgage Loans or, if the Mortgage Pool is comprised of two or more Loan Groups, on the Mortgage Loans in the related Loan Group (including Excess Special Hazard

               Losses,   Excess  Fraud  Losses,  Excess  Bankruptcy  Losses  and
               Extraordinary Losses) not allocated solely to one or more specific Classes of Certificates pursuant to Section 4.05,

        (iii) the interest portion of Advances that were (A) previously made with respect to a Mortgage Loan or REO Property on all Mortgage Loans or, if the Mortgage Pool is comprised of two or more Loan Groups, on the Mortgage Loans in the related Loan Group, which remained unreimbursed following the Cash Liquidation or REO Disposition of such Mortgage Loan or REO Property or (B) made with respect to delinquencies that were ultimately determined to be Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses or Extraordinary Losses, and

        (iv) any other interest shortfalls not covered by the subordination provided by the Class M Certificates and Class B Certificates, including interest that is not collectible from the Mortgagor pursuant to the Relief Act, with all such reductions allocated (A) among all of the Certificates in proportion to their respective amounts of Accrued Certificate Interest payable on such Distribution Date absent such reductions or (B) if the Mortgage Pool is comprised of two or more Loan Groups, the related Senior Percentage of such reductions among the related Senior Certificates in proportion to the amounts of Accrued Certificate Interest payable from the related Loan Group on such Distribution Date absent such reductions, with the remainder of such reductions allocated among the holders of the Class M Certificates and Class B Certificates in proportion to their respective amounts of Accrued Certificate Interest payable on such Distribution Date absent such reductions. In addition to that portion of the reductions described in the preceding sentence that are allocated to any Class of Class B Certificates or any Class of Class M Certificates, Accrued Certificate Interest on such Class of Class B Certificates or such Class of Class M Certificates will be reduced by the interest portion (adjusted to the Net Mortgage Rate) of Realized Losses that are allocated solely to such Class of Class B Certificates or such Class of Class M Certificates pursuant to Section 4.05.

     Addendum and Assignment Agreement: The Addendum and Assignment Agreement, dated as of January 31, 1995, between MLCC and the Master Servicer.

        Additional Collateral: Any of the following held, in addition to the related Mortgaged Property, as security for a Mortgage Loan: (i) all money, securities, security entitlements, accounts, general intangibles, payment rights, instruments, documents, deposit accounts, certificates of deposit, commodities contracts and other investment property and other property of whatever kind or description now existing or hereafter acquired which is pledged as security for the repayment of such Mortgage Loan, (ii) third-party guarantees, and (A) all money, securities, security entitlements, accounts, general intangibles, payment rights, instruments, documents, deposit accounts, certificates of deposit, commodities contracts and other investment property and other property of whatever kind or description now existing or hereafter acquired which is pledged as collateral for such guarantee or (B) any mortgaged property securing the performance of such guarantee, or (iii) such other collateral as may be set forth in the Series Supplement.

     Additional Collateral Loan: Each Mortgage Loan that is supported by Additional Collateral.

        Adjusted Mortgage Rate: With respect to any Mortgage Loan and any date of determination, the Mortgage Rate borne by the related Mortgage Note, less the rate at which the related Subservicing Fee accrues.

        Advance: As to any Mortgage Loan, any advance made by the Master Servicer, pursuant to Section 4.04.

        Affiliate: With respect to any Person, any other Person controlling, controlled by or under common control with such first Person. For the purposes of this definition, "control" means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

        Ambac: Ambac Assurance Corporation (formerly known as AMBAC Indemnity
        -----
Corporation).

        Amount Held for Future Distribution: As to any Distribution Date and, with respect to any Mortgage Pool that is comprised of two or more Loan Groups, each Loan Group, the total of the amounts held in the Custodial Account at the close of business on the preceding Determination Date on account of (i) Liquidation Proceeds, Subsequent Recoveries, Insurance Proceeds, Curtailments, Mortgage Loan purchases made pursuant to Section 2.02, 2.03, 2.04 or 4.07 and Mortgage Loan substitutions made pursuant to Section 2.03 or 2.04 received or made in the month of such Distribution Date (other than such Liquidation Proceeds, Insurance Proceeds and purchases of Mortgage Loans that the Master Servicer has deemed to have been received in the preceding month in accordance with Section 3.07(b)), and Principal Prepayments in Full made after the related Prepayment Period, and (ii) payments which represent early receipt of scheduled payments of principal and interest due on a date or dates subsequent to the related Due Date.

        Appraised Value: As to any Mortgaged Property, the lesser of (i) the appraised value of such Mortgaged Property based upon the appraisal made at the time of the origination of the related Mortgage Loan, and (ii) the sales price of the Mortgaged Property at such time of origination, except in the case of a Mortgaged Property securing a refinanced or modified Mortgage Loan as to which it is either the appraised value determined above or the appraised value determined in an appraisal at the time of refinancing or modification, as the case may be.

        Assigned Contracts: With respect to any Pledged Asset Loan: the Credit Support Pledge Agreement; the Funding and Pledge Agreement, among GMAC Mortgage Corporation, National Financial Services Corporation and the Mortgagor or other person pledging the related Pledged Assets; the Additional Collateral Agreement, between GMAC Mortgage Corporation and the Mortgagor or other person pledging the related Pledged Assets; or such other contracts as may be set forth in the Series Supplement.

        Assignment: An assignment of the Mortgage, notice of transfer or equivalent instrument, in recordable form, sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to reflect of record the sale of the Mortgage Loan to the Trustee for the benefit of Certificateholders, which assignment, notice of transfer or equivalent instrument may be in the form of one or more blanket assignments covering Mortgages secured by Mortgaged Properties located in the same county, if permitted by law and accompanied by an Opinion of Counsel to that effect.

        Assignment Agreement: The Assignment and Assumption Agreement, dated the Closing Date, between Residential Funding and the Company relating to the transfer and assignment of the Mortgage Loans.

        Assignment of Proprietary Lease: With respect to a Cooperative Loan, the assignment of the related Cooperative Lease from the Mortgagor to the originator of the Cooperative Loan.

        Available Distribution Amount: As to any Distribution Date and, with respect to any Mortgage Pool comprised of two or more Loan Groups, each Loan Group, an amount equal to (a) the sum of (i) the amount relating to the Mortgage Loans on deposit in the Custodial Account as of the close of business on the immediately preceding Determination Date, including any Subsequent Recoveries, and amounts deposited in the Custodial Account in connection with the substitution of Qualified Substitute Mortgage Loans, (ii) the amount of any Advance made on the immediately preceding Certificate Account Deposit Date,
(iii) any amount deposited in the Certificate Account on the related Certificate Account Deposit Date pursuant to the second paragraph of Section 3.12(a), (iv) any amount deposited in the Certificate Account pursuant to Section 4.07, (v) any amount that the Master Servicer is not permitted to withdraw from the Custodial Account or the Certificate Account pursuant to Section 3.16(e), (vi) any amount received by the Trustee pursuant to the Surety Bond in respect of such Distribution Date and (vii) the proceeds of any Pledged Assets received by the Master Servicer, reduced by (b) the sum as of the close of business on the immediately preceding Determination Date of (x) the Amount Held for Future Distribution, and (y) amounts permitted to be withdrawn by the Master Servicer from the Custodial Account in respect of the Mortgage Loans pursuant to clauses
(ii)-(x), inclusive, of Section 3.10(a). Such amount shall be determined separately for each Loan Group. Additionally, with respect to any Mortgage Pool that is comprised of two or more Loan Groups, if on any Distribution Date Compensating Interest provided pursuant to Section 3.16(e) is less than Prepayment Interest Shortfalls incurred on the Mortgage Loans in connection with Principal Prepayments in Full received during the related Prepayment Period and Curtailments made in the prior calendar month, such Compensating Interest shall be allocated on such Distribution Date to the Available Distribution Amount for each Loan Group on a pro rata basis in accordance with the respective amounts of such Prepayment Interest Shortfalls incurred on the Mortgage Loans in such Loan Group in respect of such Distribution Date.

        Bankruptcy Code:  The Bankruptcy Code of 1978, as amended.

        Bankruptcy Loss: With respect to any Mortgage Loan, a Deficient Valuation or Debt Service Reduction; provided, however, that neither a Deficient Valuation nor a Debt Service Reduction shall be deemed a Bankruptcy Loss hereunder so long as the Master Servicer has notified the Trustee in writing that the Master Servicer is diligently pursuing any remedies that may exist in connection with the representations and warranties made regarding the related Mortgage Loan and either (A) the related Mortgage Loan is not in default with regard to payments due thereunder or (B) delinquent payments of principal and interest under the related Mortgage Loan and any premiums on any applicable primary hazard insurance policy and any related escrow payments in respect of such

Mortgage Loan are being advanced on a current basis by the Master Servicer or a Subservicer, in either case without giving effect to any Debt Service Reduction.

        Book-Entry Certificate: Any Certificate registered in the name of the Depository or its nominee, and designated as such in the Preliminary Statement to the Series Supplement.

        Business Day: Any day other than (i) a Saturday or a Sunday or (ii) a day on which banking institutions in the State of New York, the State of Michigan, the State of California or the State of Illinois (and such other state or states in which the Custodial Account or the Certificate Account are at the time located) are required or authorized by law or executive order to be closed.

        Buydown Funds: Any amount contributed by the seller of a Mortgaged Property, the Company or other source in order to enable the Mortgagor to reduce the payments required to be made from the Mortgagor's funds in the early years of a Mortgage Loan. Buydown Funds are not part of the Trust Fund prior to deposit into the Custodial or Certificate Account.

        Buydown Mortgage Loan: Any Mortgage Loan as to which a specified amount of interest is paid out of related Buydown Funds in accordance with a related buydown agreement.

        Capitalization Reimbursement Amount: As to any Distribution Date, the amount of Advances or Servicing Advances that were added to the Stated Principal Balance of the related Mortgage Loans during the prior calendar month and reimbursed to the Master Servicer or Subservicer on or prior to such Distribution Date pursuant to Section 3.10(a)(vii), plus the Capitalization Reimbursement Shortfall Amount remaining unreimbursed from any prior Distribution Date and reimbursed to the Master Servicer or Subservicer on or prior to such Distribution Date.

        Capitalization Reimbursement Shortfall Amount: As to any Distribution Date, the amount, if any, by which the amount of Advances or Servicing Advances that were added to the Stated Principal Balance of the Mortgage Loans during the preceding calendar month exceeds the amount of principal payments on the Mortgage Loans included in the Available Distribution Amount for that Distribution Date.

        Cash Liquidation: As to any defaulted Mortgage Loan other than a Mortgage Loan as to which an REO Acquisition occurred, a determination by the Master Servicer that it has received all Insurance Proceeds, Liquidation Proceeds and other payments or cash recoveries which the Master Servicer reasonably and in good faith expects to be finally recoverable with respect to such Mortgage Loan.

        Certificate Account Deposit Date: As to any Distribution Date, the Business Day prior thereto.

        Certificateholder or Holder: The Person in whose name a Certificate is registered in the Certificate Register, and, in respect of any Insured Certificates, the Certificate Insurer to the extent of Cumulative Insurance Payments, except that neither a Disqualified Organization nor a Non-United States Person shall be a holder of a Class R Certificate for purposes hereof and, solely for the purpose of giving any consent or direction pursuant to this Agreement, any Certificate, other than a Class R Certificate, registered in the name of the Company, the Master Servicer or any Subservicer or any Affiliate thereof shall be deemed not to be outstanding and the Percentage Interest or Voting Rights evidenced thereby shall not be taken into account in determining whether the requisite amount of Percentage Interests or Voting Rights necessary to effect any such consent or direction has been obtained. All references herein to "Holders" or "Certificateholders" shall reflect the rights of Certificate Owners as they may indirectly exercise such rights through the Depository and participating members thereof, except as otherwise specified herein; provided, however, that the Trustee shall be required to recognize as a "Holder" or "Certificateholder" only the Person in whose name a Certificate is registered in the Certificate Register.

        Certificate Insurer: As defined in the Series Supplement.
        -------------------

        Certificate Owner: With respect to a Book-Entry Certificate, the Person who is the beneficial owner of such Certificate, as reflected on the books of an indirect participating brokerage firm for which a Depository Participant acts as agent, if any, and otherwise on the books of a Depository Participant, if any, and otherwise on the books of the Depository.

        Certificate Principal Balance: With respect to each Certificate (other than any Interest Only Certificate), on any date of determination, an amount equal to:

        (i) the Initial Certificate Principal Balance of such Certificate as specified on the face thereof, plus

        (ii) any Subsequent Recoveries added to the Certificate Principal Balance of such Certificate pursuant to Section 4.02, plus

        (iii) in the case of each Accrual Certificate, an amount equal to the aggregate Accrued Certificate Interest added to the Certificate Principal Balance thereof prior to such date of determination, minus

        (iv) the sum of (x) the aggregate of all amounts previously distributed with respect to such Certificate (or any predecessor Certificate) and applied to reduce the Certificate Principal Balance thereof pursuant to Section 4.02(a) and (y) the aggregate of all reductions in Certificate Principal Balance deemed to have occurred in connection with Realized Losses which were previously allocated to such Certificate (or any predecessor Certificate) pursuant to Section 4.05;

provided, that the Certificate Principal Balance of the Class of Subordinate Certificates with the Lowest Priority at any given time shall be further reduced by an amount equal to the Percentage Interest evidenced by such Certificate multiplied by the excess, if any, of (A) the then aggregate Certificate Principal Balance of all Classes of Certificates then outstanding over (B) the then aggregate Stated Principal Balance of the Mortgage Loans.

        Certificate Register and Certificate Registrar: The register maintained and the registrar appointed pursuant to Section 5.02.

        Class: Collectively, all of the Certificates bearing the same designation. The initial Class A-V Certificates and any Subclass thereof issued pursuant to Section 5.01(c) shall be a single Class for purposes of this Agreement.

        Class A-P Certificate: Any one of the Certificates designated as a Class A-P Certificate.

        Class A-P Collection Shortfall: With respect to the Cash Liquidation or REO Disposition of a Discount Mortgage Loan and any Distribution Date, the excess of the amount described in Section 4.02(b)(i)(C)(1) over the amount described in Section 4.02(b)(i)(C)(2).

        Class A-P Principal Distribution Amount:  As defined in Section 4.02.

     Class A-V Certificate: Any one of the Certificates designated as a Class A-V Certificate, including any Subclass thereof.

        Class B Certificate: Any one of the Certificates designated as a Class B-1 Certificate, Class B-2 Certificate or Class B-3 Certificate.

        Class M Certificate: Any one of the Certificates designated as a Class M-1 Certificate, Class M-2 Certificate or Class M-3 Certificate.

        Closing Date:  As defined in the Series Supplement.

        Code:  The Internal Revenue Code of 1986.

     Combined Collateral LLC: Combined Collateral LLC, a Delaware limited liability company.

        Commission: The Securities and Exchange Commission.

        Compensating Interest: With respect to any Distribution Date, an amount equal to Prepayment Interest Shortfalls resulting from Principal Prepayments in Full during the related Prepayment Period and Curtailments during the prior calendar month and included in the Available Distribution Amount for such Distribution Date, but not more than the lesser of (a) one-twelfth of 0.125% of the Stated Principal Balance of the Mortgage Loans immediately preceding such Distribution Date and (b) the sum of the Servicing Fee and all income and gain on amounts held in the Custodial Account and the Certificate Account and payable to the Certificateholders with respect to such Distribution Date; provided that for purposes of this definition the amount of the Servicing Fee will not be reduced pursuant to Section 7.02(a) except as may be required pursuant to the last sentence of such paragraph.

        Cooperative: A private, cooperative housing corporation which owns or leases land and all or part of a building or buildings, including apartments, spaces used for commercial purposes and common areas therein and whose board of directors authorizes, among other things, the sale of Cooperative Stock.

        Cooperative Apartment: A dwelling unit in a multi-dwelling building owned or leased by a Cooperative, which unit the Mortgagor has an exclusive right to occupy pursuant to the terms of a proprietary lease or occupancy agreement.

        Cooperative Lease: With respect to a Cooperative Loan, the proprietary lease or occupancy agreement with respect to the Cooperative Apartment occupied by the Mortgagor and relating to the related Cooperative Stock, which lease or agreement confers an exclusive right to the holder of such Cooperative Stock to occupy such apartment.

        Cooperative Loans: Any of the Mortgage Loans made in respect of a Cooperative Apartment, evidenced by a Mortgage Note and secured by (i) a Security Agreement, (ii) the related Cooperative Stock Certificate, (iii) an assignment of the Cooperative Lease, (iv) financing statements and (v) a stock power (or other similar instrument), and ancillary thereto, a recognition agreement between the Cooperative and the originator of the Cooperative Loan, each of which was transferred and assigned to the Trustee pursuant to Section
2.01 and are from time to time held as part of the Trust Fund.

        Cooperative Stock: With respect to a Cooperative Loan, the single outstanding class of stock, partnership interest or other ownership instrument in the related Cooperative.

        Cooperative Stock Certificate: With respect to a Cooperative Loan, the stock certificate or other instrument evidencing the related Cooperative Stock.

     Credit Repository: Equifax, Transunion and Experian, or their successors in interest.

        Credit Support Depletion Date: The first Distribution Date on which the Certificate Principal Balances of the Subordinate Certificates have been reduced to zero.

        Credit Support Pledge Agreement: The Credit Support Pledge Agreement, dated as of November 24, 1998, among the Master Servicer, GMAC Mortgage Corporation, Combined Collateral LLC and The First National Bank of Chicago (now known as Bank One, National Association), as custodian.

        Cumulative Insurance Payments:  As defined in the Series Supplement.

     Curtailment: Any Principal Prepayment made by a Mortgagor which is not a Principal Prepayment in Full.

        Custodial Account: The custodial account or accounts created and maintained pursuant to Section 3.07 in the name of a depository institution, as custodian for the holders of the Certificates, for the holders of certain other interests in mortgage loans serviced or sold by the Master Servicer and for the Master Servicer, into which the amounts set forth in Section 3.07 shall be deposited directly. Any such account or accounts shall be an Eligible Account.

        Custodial Agreement: An agreement that may be entered into among the Company, the Master Servicer, the Trustee and a Custodian pursuant to which the Custodian will hold certain documents relating to the Mortgage Loans on behalf of the Trustee.

        Custodian:  A custodian appointed pursuant to a Custodial Agreement.
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        Cut-off Date Principal Balance: As to any Mortgage Loan, the unpaid principal balance thereof at the Cut-off Date after giving effect to all installments of principal due on or prior thereto (or due during the month of the Cut-Off Date), whether or not received.

        Debt Service Reduction: With respect to any Mortgage Loan, a reduction in the scheduled Monthly Payment for such Mortgage Loan by a court of competent jurisdiction in a proceeding under the Bankruptcy Code, except such a reduction constituting a Deficient Valuation or any reduction that results in a permanent forgiveness of principal.

        Deficient Valuation: With respect to any Mortgage Loan, a valuation by a court of competent jurisdiction of the Mortgaged Property in an amount less than the then outstanding indebtedness under the Mortgage Loan, or any reduction in the amount of principal to be paid in connection with any scheduled Monthly Payment that constitutes a permanent forgiveness of principal, which valuation or reduction results from a proceeding under the Bankruptcy Code.

     Definitive   Certificate:   Any   Certificate   other  than  a   Book-Entry
Certificate.

     Deleted Mortgage Loan: A Mortgage Loan replaced or to be replaced with a Qualified Substitute Mortgage Loan.

        Delinquent: As used herein, a Mortgage Loan is considered to be: "30 to 59 days" or "30 or more days" delinquent when a payment due on any scheduled due date remains unpaid as of the close of business on the last business day immediately prior to the next following monthly scheduled due date; "60 to 89 days" or "60 or more days" delinquent when a payment due on any scheduled due date remains unpaid as of the close of business on the last business day immediately prior to the second following monthly scheduled due date; and so on. The determination as to whether a Mortgage Loan falls into these categories is made as of the close of business on the last business day of each month. For example, a Mortgage Loan with a payment due on July 1 that remained unpaid as of the close of business on July 31 would then be considered to be 30 to 59 days delinquent. Delinquency information as of the Cut-off Date is determined and prepared as of the close of business on the last business day immediately prior to the Cut-off Date.

        Depository: The Depository Trust Company, or any successor Depository hereafter named. The nominee of the initial Depository for purposes of registering those Certificates that are to be Book-Entry Certificates is Cede & Co. The Depository shall at all times be a "clearing corporation" as defined in
Section 8-102(a)(5) of the Uniform Commercial Code of the State of New York and a "clearing agency" registered pursuant to the provisions of Section 17A of the Securities Exchange Act of 1934, as amended.

        Depository Participant: A broker, dealer, bank or other financial institution or other Person for whom from time to time a Depository effects book-entry transfers and pledges of securities deposited with the Depository.

        Destroyed Mortgage Note: A Mortgage Note the original of which was permanently lost or destroyed and has not been replaced.

        Determination Date:  As defined in the Series Supplement.

        Discount Fraction: With respect to each Discount Mortgage Loan, the fraction expressed as a percentage, the numerator of which is the Discount Net Mortgage Rate minus the Net Mortgage Rate (or the initial Net Mortgage Rate with respect to any Discount Mortgage Loans as to which the Mortgage Rate is modified pursuant to 3.07(a)) for such Mortgage Loan and the denominator of which is the Discount Net Mortgage Rate. The Discount Fraction with respect to each Discount Mortgage Loan is set forth as an exhibit attached to the Series Supplement.

        Discount Mortgage Loan: Any Mortgage Loan having a Net Mortgage Rate (or the initial Net Mortgage Rate) of less than the Discount Net Mortgage Rate per annum and any Mortgage Loan deemed to be a Discount Mortgage Loan pursuant to the definition of Qualified Substitute Mortgage Loan.

        Discount Net Mortgage Rate:  As defined in the Series Supplement.

        Disqualified Organization: Any organization defined as a "disqualified organization" under Section 860E(e)(5) of the Code, and if not otherwise included, any of the following: (i) the United States, any State or political subdivision thereof, any possession of the United States, or any agency or instrumentality of any of the foregoing (other than an instrumentality which is a corporation if all of its activities are subject to tax and, except for Freddie Mac, a majority of its board of directors is not selected by such governmental unit), (ii) a foreign government, any international organization, or any agency or instrumentality of any of the foregoing, (iii) any organization (other than certain farmers' cooperatives described in Section 521 of the Code) which is exempt from the tax imposed by Chapter 1 of the Code (including the tax imposed by Section 511 of the Code on unrelated business taxable income), (iv) rural electric and telephone cooperatives described in Section 1381(a)(2)(C) of the Code, (v) any "electing large partnership," as defined in Section 775(a) of the Code and (vi) any other Person so designated by the Trustee based upon an Opinion of Counsel that the holding of an Ownership Interest in a Class R
Certificate by such Person may cause the Trust Fund or any Person having an Ownership Interest in any Class of Certificates (other than such Person) to incur a liability for any federal tax imposed under the Code that would not otherwise be imposed but for the Transfer of an Ownership Interest in a Class R Certificate to such Person. The terms "United States", "State" and "international organization" shall have the meanings set forth in Section 7701 of the Code or successor provisions.

        Distribution Date: The 25th day of any month beginning in the month immediately following the month of the initial issuance of the Certificates or, if such 25th day is not a Business Day, the Business Day immediately following such 25th day.

     Due Date: With respect to any Distribution Date and any Mortgage Loan, the day during the related Due Period on which the Monthly Payment is due.

     Due Period: With respect to any Distribution Date, the one-month period set forth in the Series Supplement.

        Eligible Account: An account that is any of the following: (i) maintained with a depository institution the debt obligations of which have been rated by each Rating Agency in its highest rating available, or (ii) an account or accounts in a depository institution in which such accounts are fully insured to the limits established by the FDIC, provided that any deposits not so insured shall, to the extent acceptable to each Rating Agency, as evidenced in writing, be maintained such that (as evidenced by an Opinion of Counsel delivered to the Trustee and each Rating Agency) the registered Holders of Certificates have a claim with respect to the funds in such account or a perfected first security interest against any collateral (which shall be limited to Permitted Investments) securing such funds that is superior to claims of any other depositors or creditors of the depository institution with which such account is maintained, or (iii) in the case of the Custodial Account, a trust account or accounts maintained in the corporate trust department of JPMorgan Chase Bank, or
(iv) in the case of the Certificate Account, a trust account or accounts maintained in the corporate trust division of the Trustee, or (v) an account or accounts of a depository institution acceptable to each Rating Agency (as evidenced in writing by each Rating Agency that use of any such account as the Custodial Account or the Certificate Account will not reduce the rating assigned to any Class of Certificates by such Rating Agency below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency).

        Event of Default:  As defined in Section 7.01.

     Excess Bankruptcy Loss: Any Bankruptcy Loss, or portion thereof, which exceeds the then applicable Bankruptcy Amount.

     Excess Fraud Loss: Any Fraud Loss, or portion thereof, which exceeds the then applicable Fraud Loss Amount.

     Excess Special Hazard Loss: Any Special Hazard Loss, or portion thereof, that exceeds the then applicable Special Hazard Amount.

        Excess Subordinate Principal Amount: With respect to any Distribution Date on which the aggregate Certificate Principal Balance of the Class of Subordinate Certificates then outstanding with the Lowest Priority is to be reduced to zero and on which Realized Losses are to be allocated to such class or classes, the excess, if any, of (i) the amount that would otherwise be distributable in respect of principal on such class or classes of Certificates on such Distribution Date over (ii) the excess, if any, of the aggregate Certificate Principal Balance of such class or classes of Certificates immediately prior to such Distribution Date over the aggregate amount of Realized Losses to be allocated to such classes of Certificates on such Distribution Date as reduced by any amount calculated pursuant to Section 4.02(b)(i)(E). With respect to any Mortgage Pool that is comprised of two or more Loan Groups, the Excess Subordinate Principal Amount will be allocated between each Loan Group on a pro rata basis in accordance with the amount of Realized Losses attributable to each Loan Group and allocated to the Certificates on such Distribution Date.

        Exchange Act: The Securities and Exchange Act of 1934, as amended.

        Extraordinary Events: Any of the following conditions with respect to a Mortgaged Property (or, with respect to a Cooperative Loan, the Cooperative Apartment) or Mortgage Loan causing or resulting in a loss which causes the liquidation of such Mortgage Loan:

        (a) losses that are of the type that would be covered by the fidelity bond and the errors and omissions insurance policy required to be maintained pursuant to Section 3.12(b) but are in excess of the coverage maintained thereunder;

        (b) nuclear reaction or nuclear radiation or radioactive contamination, all whether controlled or uncontrolled, and whether such loss be direct or indirect, proximate or remote or be in whole or in part caused by, contributed to or aggravated by a peril covered by the definition of the term "Special Hazard Loss";

        (c) hostile or warlike action in time of peace or war, including action in hindering, combating or defending against an actual, impending or expected attack:

               1. by any government or sovereign power, de jure or de facto, or by any authority maintaining or using military, naval or air forces; or

               2. by military, naval or air forces; or

               3. by an agent of any such government, power, authority or forces;

        (d) any weapon of war employing atomic fission or radioactive force whether in time of peace or war; or

        (e) insurrection, rebellion, revolution, civil war, usurped power or action taken by governmental authority in hindering, combating or defending against such an occurrence, seizure or destruction under quarantine or customs regulations, confiscation by order of any government or public authority; or risks of contraband or illegal transportation or trade.

        Extraordinary Losses: Any loss incurred on a Mortgage Loan caused by or resulting from an Extraordinary Event.

        Fannie Mae: Federal National Mortgage Association, a federally chartered and privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act, or any successor thereto.

        FASIT: A "financial asset securitization investment trust" within the meaning of Section 860L of the Code.

        FDIC:  Federal Deposit Insurance Corporation or any successor thereto.

        Final Distribution Date: The Distribution Date on which the final distribution in respect of the Certificates will be made pursuant to Section 9.01, which Final Distribution Date shall in no event be later than the end of the 90-day liquidation period described in Section 9.02.

        Fitch:  Fitch, Inc. or its successor in interest.

        Form 10-K Certification: As defined in Section 4.03(e).

        Foreclosure Profits: As to any Distribution Date or related Determination Date and any Mortgage Loan, the excess, if any, of Liquidation Proceeds, Insurance Proceeds and REO Proceeds (net of all amounts reimbursable therefrom pursuant to Section 3.10(a)(ii)) in respect of each Mortgage Loan or REO Property for which a Cash Liquidation or REO Disposition occurred in the related Prepayment Period over the sum of the unpaid principal balance of such Mortgage Loan or REO Property (determined, in the case of an REO Disposition, in accordance with Section 3.14) plus accrued and unpaid interest at the Mortgage Rate on such unpaid principal balance from the Due Date to which interest was last paid by the Mortgagor to the first day of the month following the month in which such Cash Liquidation or REO Disposition occurred.

        Fraud Losses: Losses on Mortgage Loans as to which there was fraud in the origination of such Mortgage Loan.

        Freddie Mac: Federal Home Loan Mortgage Corporation, a corporate instrumentality of the United States created and existing under Title III of the Emergency Home Finance Act of 1970, as amended, or any successor thereto.

        Highest Priority: As of any date of determination, the Class of Subordinate Certificates then outstanding with a Certificate Principal Balance greater than zero, with the earliest priority for payments pursuant to Section 4.02(a), in the following order: Class M-1, Class M-2, Class M-3, Class B-1, Class B-2 and Class B-3 Certificates.

        Independent: When used with respect to any specified Person, means such a Person who (i) is in fact independent of the Company, the Master Servicer and the Trustee, or any Affiliate thereof, (ii) does not have any direct financial interest or any material indirect financial interest in the Company, the Master Servicer or the Trustee or in an Affiliate thereof, and (iii) is not connected with the Company, the Master Servicer or the Trustee as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions.

        Initial Certificate Principal Balance: With respect to each Class of Certificates, the Certificate Principal Balance of such Class of Certificates as of the Cut-off Date, as set forth in the Series Supplement.

        Initial Monthly Payment Fund: An amount representing scheduled principal amortization and interest at the Net Mortgage Rate for the Due Date in the first Due Period commencing subsequent to the Cut-off Date for those Mortgage Loans for which the Trustee will not be entitled to receive such payment, and as more specifically defined in the Series Supplement.

        Initial Notional Amount: With respect to any Class or Subclass of Interest Only Certificates, the amount initially used as the principal basis for the calculation of any interest payment amount, as more specifically defined in the Series Supplement.

     Initial Subordinate Class Percentage: As defined in the Series Supplement.

        Insurance Proceeds: Proceeds paid in respect of the Mortgage Loans pursuant to any Primary Insurance Policy or any other related insurance policy covering a Mortgage Loan (excluding any Certificate Policy (as defined in the Series Supplement)), to the extent such proceeds are payable to the mortgagee under the Mortgage, any Subservicer, the Master Servicer or the Trustee and are not applied to the restoration of the related Mortgaged Property (or, with respect to a Cooperative Loan, the related Cooperative Apartment) or released to the Mortgagor in accordance with the procedures that the Master Servicer would follow in servicing mortgage loans held for its own account.

        Insurer: Any named insurer under any Primary Insurance Policy or any successor thereto or the named insurer in any replacement policy.

        Interest Accrual Period: As defined in the Series Supplement.

     Interest Only Certificates: A Class or Subclass of Certificates not entitled to payments of principal, and designated as such in the Series Supplement. The Interest Only Certificates will have no Certificate Principal Balance.

        Interim Certification:  As defined in Section 2.02.

     Junior Certificateholder: The Holder of not less than 95% of the Percentage Interests of the Junior Class of Certificates.

        Junior Class of Certificates: The Class of Subordinate Certificates outstanding as of the date of the repurchase of a Mortgage Loan pursuant to
Section 4.07 herein that has the Lowest Priority.

        Late Collections: With respect to any Mortgage Loan, all amounts received during any Due Period, whether as late payments of Monthly Payments or as Insurance Proceeds, Liquidation Proceeds or otherwise, which represent late payments or collections of Monthly Payments due but delinquent for a previous Due Period and not previously recovered.

        Liquidation Proceeds: Amounts (other than Insurance Proceeds) received by the Master Servicer in connection with the taking of an entire Mortgaged Property by exercise of the power of eminent domain or condemnation or in connection with the liquidation of a defaulted Mortgage Loan through trustee's sale, foreclosure sale or otherwise, other than REO Proceeds.

        Loan Group: Any group of Mortgage Loans designated as a separate loan group in the Series Supplement. The Certificates relating to each Loan Group will be designated in the Series Supplement.

        Loan-to-Value Ratio: As of any date, the fraction, expressed as a percentage, the numerator of which is the current principal balance of the related Mortgage Loan at the date of determination and the denominator of which is the Appraised Value of the related Mortgaged Property.

        Lower Priority: As of any date of determination and any Class of Subordinate Certificates, any other Class of Subordinate Certificates then outstanding with a Certificate Principal Balance greater than zero, with later priority for payments pursuant to Section 4.02(a).

        Lowest Priority: As of any date of determination, the Class of Subordinate Certificates then outstanding with the latest priority for payments pursuant to Section 4.02(a), in the following order: Class B-3, Class B-2, Class B-1, Class M-3, Class M-2 and Class M-1 Certificates.

        Maturity Date: The latest possible maturity date, solely for purposes of
Section 1.860G-1(a)(4)(iii) of the Treasury regulations, by which the Certificate Principal Balance of each Class of Certificates (other than the Interest Only Certificates which have no Certificate Principal Balance) and each Uncertificated REMIC Regular Interest would be reduced to zero, as designated in the Series Supplement.

     MERS:  Mortgage  Electronic   Registration  Systems,  Inc.,  a  corporation
organized and existing under the laws of the State of Delaware, or any successor thereto.

        MERS(R)  System:   The  system  of  recording   transfers  of  Mortgages
electronically maintained by MERS.

        MIN: The Mortgage Identification Number for Mortgage Loans registered with MERS on the MERS(R) System.

        MLCC:  Merrill Lynch Credit Corporation, or its successor in interest.

     Modified Mortgage Loan: Any Mortgage Loan that has been the subject of a Servicing Modification.

        Modified Net Mortgage Rate: As to any Mortgage Loan that is the subject of a Servicing Modification, the Net Mortgage Rate minus the rate per annum by which the Mortgage Rate on such Mortgage Loan was reduced.

        MOM Loan: With respect to any Mortgage Loan, MERS acting as the mortgagee of such Mortgage Loan, solely as nominee for the originator of such Mortgage Loan and its successors and assigns, at the origination thereof.

        Monthly Payment: With respect to any Mortgage Loan (including any REO Property) and any Due Date, the payment of principal and interest due thereon in accordance with the amortization schedule at the time applicable thereto (after adjustment, if any, for Curtailments and for Deficient Valuations occurring prior to such Due Date but before any adjustment to such amortization schedule by reason of any bankruptcy, other than a Deficient Valuation, or similar proceeding or any moratorium or similar waiver or grace period and before any Servicing Modification that constitutes a reduction of the interest rate on such Mortgage Loan).

        Moody's:  Moody's Investors Service, Inc., or its successor in interest.
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        Mortgage: With respect to each Mortgage Note related to a Mortgage Loan which is not a Cooperative Loan, the mortgage, deed of trust or other comparable instrument creating a first lien on an estate in fee simple or leasehold interest in real property securing a Mortgage Note.

        Mortgage File: The mortgage documents listed in Section 2.01 pertaining to a particular Mortgage Loan and any additional documents required to be added to the Mortgage File pursuant to this Agreement.

        Mortgage Loans: Such of the mortgage loans transferred and assigned to the Trustee pursuant to Section 2.01 as from time to time are held or deemed to be held as a part of the Trust Fund, the Mortgage Loans originally so held being identified in the initial Mortgage Loan Schedule, and Qualified Substitute Mortgage Loans held or deemed held as part of the Trust Fund including, without limitation, (i) with respect to each Cooperative Loan, the related Mortgage Note, Security Agreement, Assignment of Proprietary Lease, Cooperative Stock Certificate, Cooperative Lease and Mortgage File and all rights appertaining thereto, and (ii) with respect to each Mortgage Loan other than a Cooperative Loan, each related Mortgage Note, Mortgage and Mortgage File and all rights appertaining thereto.

        Mortgage Loan Schedule:  As defined in the Series Supplement.

        Mortgage Note: The originally executed note or other evidence of indebtedness evidencing the indebtedness of a Mortgagor under a Mortgage Loan, together with any modification thereto.

        Mortgage Pool: The pool of mortgage loans, including all Loan Groups, if any, consisting of the Mortgage Loans.

        Mortgage Rate: As to any Mortgage Loan, the interest rate borne by the related Mortgage Note, or any modification thereto other than a Servicing Modification.

        Mortgaged Property: The underlying real property securing a Mortgage Loan or, with respect to a Cooperative Loan, the related Cooperative Lease and Cooperative Stock.

        Mortgagor:  The obligor on a Mortgage Note.

        Net Mortgage Rate: As to each Mortgage Loan, a per annum rate of interest equal to the Adjusted Mortgage Rate less the per annum rate at which the Servicing Fee is calculated.

        Non-Discount Mortgage Loan: A Mortgage Loan that is not a Discount Mortgage Loan.

        Non-Primary Residence Loans: The Mortgage Loans designated as secured by second or vacation residences, or by non-owner occupied residences, on the Mortgage Loan Schedule.

        Non-United States Person:  Any Person other than a United States Person.

        Nonrecoverable Advance: Any Advance previously made or proposed to be made by the Master Servicer or Subservicer in respect of a Mortgage Loan (other than a Deleted Mortgage Loan) which, in the good faith judgment of the Master Servicer, will not, or, in the case of a proposed Advance, would not, be ultimately recoverable by the Master Servicer from related Late Collections, Insurance Proceeds, Liquidation Proceeds, REO Proceeds or amounts reimbursable to the Master Servicer pursuant to Section 4.02(a) hereof. To the extent that any Mortgagor is not obligated under the related Mortgage documents to pay or reimburse any portion of any Servicing Advances that are outstanding with respect to the related Mortgage Loan as a result of a modification of such Mortgage Loan by the Master Servicer, which forgives amounts which the Master Servicer or Subservicer had previously advanced, and the Master Servicer determines that no other source of payment or reimbursement for such advances is available to it, such Servicing Advances shall be deemed to be Nonrecoverable Advances. The determination by the Master Servicer that it has made a Nonrecoverable Advance or that any proposed Advance would constitute a Nonrecoverable Advance, shall be evidenced by an Officers' Certificate delivered to the Company, the Trustee and any Certificate Insurer.

        Nonsubserviced Mortgage Loan: Any Mortgage Loan that, at the time of reference thereto, is not subject to a Subservicing Agreement.

        Notional Amount: With respect to any Class or Subclass of Interest Only Certificates, an amount used as the principal basis for the calculation of any interest payment amount, as more specifically defined in the Series Supplement.

        Officers' Certificate: A certificate signed by the Chairman of the Board, the President or a Vice President or Assistant Vice President, or a Director or Managing Director, and by the Treasurer, the Secretary, or one of the Assistant Treasurers or Assistant Secretaries of the Company or the Master Servicer, as the case may be, and delivered to the Trustee, as required by this Agreement.

        Opinion of Counsel: A written opinion of counsel acceptable to the Trustee and the Master Servicer, who may be counsel for the Company or the Master Servicer, provided that any opinion of counsel (i) referred to in the definition of "Disqualified Organization" or (ii) relating to the qualification of any REMIC formed under the Series Supplement or compliance with the REMIC
Provisions must, unless otherwise specified, be an opinion of Independent counsel.

        Outstanding Mortgage Loan: As to any Due Date, a Mortgage Loan (including an REO Property) which was not the subject of a Principal Prepayment in Full, Cash Liquidation or REO Disposition and which was not purchased, deleted or substituted for prior to such Due Date pursuant to Section 2.02, 2.03, 2.04 or 4.07.

        Ownership Interest: As to any Certificate, any ownership or security interest in such Certificate, including any interest in such Certificate as the Holder thereof and any other interest therein, whether direct or indirect, legal or beneficial, as owner or as pledgee.

        Pass-Through Rate:  As defined in the Series Supplement.

     Paying Agent: The Trustee or any successor Paying Agent appointed by the Trustee.

        Percentage Interest: With respect to any Certificate (other than a Class R Certificate), the undivided percentage ownership interest in the related Class evidenced by such Certificate, which percentage ownership interest shall be equal to the Initial Certificate Principal Balance thereof or Initial Notional Amount (in the case of any Interest Only Certificate) thereof divided by the aggregate Initial Certificate Principal Balance or the aggregate of the Initial Notional Amounts, as applicable, of all the Certificates of the same Class. With respect to a Class R Certificate, the interest in distributions to be made with respect to such Class evidenced thereby, expressed as a percentage, as stated on the face of each such Certificate.

        Permitted Investments:  One or more of the following:

               (i) obligations of or guaranteed as to principal and interest by the United States or any agency or instrumentality thereof when such obligations are backed by the full faith and credit of the United States;

               (ii) repurchase agreements on obligations specified in clause (i) maturing not more than one month from the date of acquisition thereof, provided that the unsecured obligations of the party agreeing to repurchase such obligations are at the time rated by each Rating Agency in its highest short-term rating available;

               (iii) federal funds, certificates of deposit, demand deposits, time deposits and bankers' acceptances (which shall each have an original maturity of not more than 90 days and, in the case of bankers' acceptances, shall in no event have an original maturity of more than 365 days or a remaining maturity of more than 30 days) denominated in United States dollars of any U.S. depository institution or trust company incorporated under the laws of the United States or any state thereof or of any domestic branch of a foreign depository institution or trust company; provided that the debt obligations of such depository institution or trust company (or, if the only Rating Agency is Standard & Poor's, in the case of the principal depository institution in a depository institution holding company, debt obligations of the depository institution holding company) at the date of acquisition thereof have been rated by each Rating Agency in its highest short-term rating available; and provided further that, if the only Rating Agency is Standard & Poor's and if the depository or trust company is a principal subsidiary of a bank holding company and the debt obligations of such subsidiary are not separately rated, the applicable rating shall be that of the bank holding company; and, provided further that, if the original maturity of such short-term obligations of a domestic branch of a foreign depository institution or trust company shall exceed 30 days, the short-term rating of such institution shall be A-1+ in the case of Standard & Poor's if Standard & Poor's is the Rating Agency;

               (iv) commercial paper and demand notes (having original maturities of not more than 365 days) of any corporation incorporated under the laws of the United States or any state thereof which on the date of acquisition has been rated by each Rating Agency in its highest short-term rating available; provided that such commercial paper shall have a remaining maturity of not more than 30 days;

               (v) a money market fund or a qualified investment fund rated by each Rating Agency in its highest long-term rating available; and

               (vi) other obligations or securities that are acceptable to each Rating Agency as a Permitted Investment hereunder and will not reduce the rating assigned to any Class of Certificates by such Rating Agency below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency, as evidenced in writing;

provided, however, no instrument shall be a Permitted Investment if it represents, either (1) the right to receive only interest payments with respect to the underlying debt instrument or (2) the right to receive both principal and interest payments derived from obligations underlying such instrument and the principal and interest payments with respect to such instrument provide a yield to maturity greater than 120% of the yield to maturity at par of such underlying obligations. References herein to the highest rating available on unsecured long-term debt shall mean AAA in the case of Standard & Poor's and Fitch and Aaa in the case of Moody's, and references herein to the highest rating available on unsecured commercial paper and short-term debt obligations shall mean A-1 in the case of Standard & Poor's, P-1 in the case of Moody's and either A-1 by Standard & Poor's, P-1 by Moody's or F-1 by Fitch in the case of Fitch.

        Permitted Transferee: Any Transferee of a Class R Certificate, other than a Disqualified Organization or Non-United States Person.

        Person: Any individual, corporation, limited liability company, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

        Pledged Amount: With respect to any Pledged Asset Loan, the amount of money remitted to Combined Collateral LLC, at the direction of or for the benefit of the related Mortgagor.

        Pledged Asset Loan: Any Mortgage Loan supported by Pledged Assets or such other collateral, other than the related Mortgaged Property, set forth in the Series Supplement.

        Pledged Assets: With respect to any Mortgage Loan, all money, securities, security entitlements, accounts, general intangibles, instruments, documents, certificates of deposit, commodities contracts and other investment property and other property of whatever kind or description pledged by Combined Collateral LLC as security in respect of any Realized Losses in connection with such Mortgage Loan up to the Pledged Amount for such Mortgage Loan, and any related collateral, or such other collateral as may be set forth in the Series Supplement.

        Pledged Asset Mortgage Servicing Agreement: The Pledged Asset Mortgage Servicing Agreement, dated as of February 28, 1996 between MLCC and the Master Servicer.

        Pooling and Servicing Agreement or Agreement: With respect to any Series, this Standard Terms together with the related Series Supplement.

        Pool Stated Principal Balance: As to any Distribution Date, the aggregate of the Stated Principal Balances of each Mortgage Loan.

        Pool Strip Rate: With respect to each Mortgage Loan, a per annum rate equal to the excess of (a) the Net Mortgage Rate of such Mortgage Loan over (b) the Discount Net Mortgage Rate (but not less than 0.00%) per annum.

        Prepayment Distribution Trigger: With respect to any Distribution Date and any Class of Subordinate Certificates (other than the Class M-1 Certificates), a test that shall be satisfied if the fraction (expressed as a percentage) equal to the sum of the Certificate Principal Balances of such Class and each Class of Subordinate Certificates with a Lower Priority than such Class immediately prior to such Distribution Date divided by the aggregate Stated Principal Balance of all of the Mortgage Loans (or related REO Properties) immediately prior to such Distribution Date is greater than or equal to the sum of the related Initial Subordinate Class Percentages of such Classes of Subordinate Certificates.

        Prepayment Interest Shortfall: As to any Distribution Date and any Mortgage Loan (other than a Mortgage Loan relating to an REO Property) that was the subject of (a) a Principal Prepayment in Full during the portion of the related Prepayment Period that falls during the prior calendar month, an amount equal to the excess of one month's interest at the Net Mortgage Rate (or Modified Net Mortgage Rate in the case of a Modified Mortgage Loan) on the Stated Principal Balance of such Mortgage Loan over the amount of interest (adjusted to the Net Mortgage Rate (or Modified Net Mortgage Rate in the case of a Modified Mortgage Loan)) paid by the Mortgagor for such month to the date of such Principal Prepayment in Full or (b) a Curtailment during the prior calendar month, an amount equal to one month's interest at the Net Mortgage Rate (or Modified Net Mortgage Rate in the case of a Modified Mortgage Loan) on the amount of such Curtailment.

        Prepayment Period: As to any Distribution Date and Principal Prepayment in Full, the period commencing on the 16th day of the month prior to the month prior to the month in which that Distribution Date occurs and ending on the 15th day of the month in which such Distribution Date occurs.

        Primary Insurance Policy: Each primary policy of mortgage guaranty insurance or any replacement policy therefor referred to in Section 2.03(b)(iv) and (v).

        Principal Only Certificates: A Class of Certificates not entitled to payments of interest, and more specifically designated as such in the Series Supplement.

     Principal Prepayment: Any payment of principal or other recovery on a Mortgage Loan, including a recovery that takes the form of Liquidation Proceeds or Insurance Proceeds, which is received in advance of its scheduled Due Date and is not accompanied by an amount as to interest representing scheduled interest on such payment due on any date or dates in any month or months subsequent to the month of prepayment.

        Principal Prepayment in Full: Any Principal Prepayment of the entire principal balance of a Mortgage Loan that is made by the Mortgagor.

        Program Guide: Collectively, the Client Guide and the Servicer Guide for Residential Funding's mortgage loan purchase and conduit servicing program and all supplements and amendments thereto published by Residential Funding from time to time.

        Purchase Price: With respect to any Mortgage Loan (or REO Property) required to be or otherwise purchased on any date pursuant to Section 2.02, 2.03, 2.04 or 4.07, an amount equal to the sum of (i) 100% of the Stated Principal Balance thereof plus the principal portion of any related unreimbursed Advances and (ii) unpaid accrued interest at the Adjusted Mortgage Rate (or Modified Net Mortgage Rate plus the rate per annum at which the Servicing Fee is calculated in the case of a Modified Mortgage Loan) (or at the Net Mortgage Rate (or Modified Net Mortgage Rate in the case of a Modified Mortgage Loan) in the case of a purchase made by the Master Servicer) on the Stated Principal Balance thereof to the Due Date in the Due Period related to the Distribution Date occurring in the month following the month of purchase from the Due Date to which interest was last paid by the Mortgagor.

        Qualified Substitute Mortgage Loan: A Mortgage Loan substituted by Residential Funding or the Company for a Deleted Mortgage Loan which must, on the date of such substitution, as confirmed in an Officers' Certificate delivered to the Trustee, with a copy to the Custodian,

        (i) have an outstanding principal balance, after deduction of the principal portion of the monthly payment due in the month of substitution (or in the case of a substitution of more than one Mortgage Loan for a Deleted Mortgage Loan, an aggregate outstanding principal balance, after such deduction), not in excess of the Stated Principal Balance of the Deleted Mortgage Loan (the amount of any shortfall to be deposited by Residential Funding in the Custodial Account in the month of substitution);

        (ii) have a Mortgage Rate and a Net Mortgage Rate no lower than and not more than 1% per annum higher than the Mortgage Rate and Net Mortgage Rate, respectively, of the Deleted Mortgage Loan as of the date of substitution;

        (iii)  have a Loan-to-Value  Ratio at the time of substitution no higher
               than  that  of  the  Deleted   Mortgage   Loan  at  the  time  of
               substitution;

        (iv) have a remaining term to stated maturity not greater than (and not more than one year less than) that of the Deleted Mortgage Loan;

        (v) comply with each representation and warranty set forth in Sections 2.03 and 2.04 hereof and Section 4 of the Assignment Agreement; and

        (vi) have a Pool Strip Rate equal to or greater than that of the Deleted Mortgage Loan.

Notwithstanding any other provisions herein, (x) with respect to any Qualified Substitute Mortgage Loan substituted for a Deleted Mortgage Loan which was a Discount Mortgage Loan, such Qualified Substitute Mortgage Loan shall be deemed to be a Discount Mortgage Loan and to have a Discount Fraction equal to the Discount Fraction of the Deleted Mortgage Loan and (y) in the event that the "Pool Strip Rate" of any Qualified Substitute Mortgage Loan as calculated pursuant to the definition of "Pool Strip Rate" is greater than the Pool Strip Rate of the related Deleted Mortgage Loan

        (i) the Pool Strip Rate of such Qualified Substitute Mortgage Loan shall be equal to the Pool Strip Rate of the related Deleted Mortgage Loan for purposes of calculating the Pass-Through Rate on the Class A-V Certificates and

        (ii) the excess of the Pool Strip Rate on such Qualified Substitute Mortgage Loan as calculated pursuant to the definition of "Pool Strip Rate" over the Pool Strip Rate on the related Deleted Mortgage Loan shall be payable to the Class R Certificates pursuant to Section 4.02 hereof.

        Rating Agency: Each of the statistical credit rating agencies specified in the Preliminary Statement of the Series Supplement. If any agency or a successor is no longer in existence, "Rating Agency" shall be such statistical credit rating agency, or other comparable Person, designated by the Company, notice of which designation shall be given to the Trustee and the Master Servicer.

        Realized Loss:  With respect to each Mortgage Loan (or REO Property):

     (a) as to which a Cash Liquidation or REO Disposition has occurred, an amount (not less than zero) equal to (i) the Stated Principal Balance of the Mortgage Loan (or REO Property) as of the date of Cash Liquidation or REO Disposition, plus (ii) interest (and REO Imputed Interest, if any) at the Net Mortgage Rate from the Due Date as to which interest was last paid or advanced to Certificateholders up to the Due Date in the Due Period related to the Distribution Date on which such Realized Loss will be allocated pursuant to Section 4.05 on the Stated Principal Balance of such Mortgage Loan (or REO Property) outstanding during each Due Period that such interest was not paid or advanced, minus (iii) the proceeds, if any, received during the month in which such Cash Liquidation (or REO Disposition) occurred, to the extent applied as recoveries of interest at the Net Mortgage Rate and to principal of the Mortgage Loan, net of the portion thereof reimbursable to the Master Servicer or any Subservicer with respect to related Advances, Servicing Advances or other expenses as to which the Master Servicer or Subservicer is entitled to reimbursement thereunder but which have not been previously reimbursed,

     (b) which is the subject of a Servicing Modification, (i) (1) the amount by which the interest portion of a Monthly Payment or the principal balance of such Mortgage Loan was reduced or (2) the sum of any other amounts owing under the Mortgage Loan that were forgiven and that constitute Servicing Advances that are reimbursable to the Master Servicer or a Subservicer, and (ii) any such amount with respect to a

               Monthly Payment that was or would have been due in the month immediately following the month in which a Principal Prepayment or the Purchase Price of such Mortgage Loan is received or is deemed to have been received,

        (c) which has become the subject of a Deficient Valuation, the difference between the principal balance of the Mortgage Loan outstanding immediately prior to such Deficient Valuation and the principal balance of the Mortgage Loan as reduced by the Deficient Valuation, or

        (d) which has become the object of a Debt Service Reduction, the amount of such Debt Service Reduction.

Notwithstanding the above, neither a Deficient Valuation nor a Debt Service Reduction shall be deemed a Realized Loss hereunder so long as the Master Servicer has notified the Trustee in writing that the Master Servicer is diligently pursuing any remedies that may exist in connection with the representations and warranties made regarding the related Mortgage Loan and either (A) the related Mortgage Loan is not in default with regard to payments due thereunder or (B) delinquent payments of principal and interest under the related Mortgage Loan and any premiums on any applicable primary hazard insurance policy and any related escrow payments in respect of such Mortgage
Loan are being advanced on a current basis by the Master Servicer or a Subservicer, in either case without giving effect to any Debt Service Reduction.

To the extent the Master Servicer receives Subsequent Recoveries with respect to any Mortgage Loan, the amount of the Realized Loss with respect to that Mortgage Loan will be reduced to the extent such recoveries are applied to reduce the Certificate Principal Balance of any Class of Certificates on any Distribution Date.

        Record Date: With respect to each Distribution Date, the close of business on the last Business Day of the month next preceding the month in which the related Distribution Date occurs.

     Regular Certificate: Any of the Certificates other than a Class R Certificate.

     Relief Act: The Servicemembers Civil Relief Act or similar legislation or regulations as in effect from time to time.

     Relief Act Shortfalls: Shortfalls in interest payable by a Mortgagor that are not collectible from the Mortgagor pursuant to the Relief Act.

     REMIC: A "real estate  mortgage  investment  conduit" within the meaning of
Section 860D of the Code.

        REMIC Administrator: Residential Funding Corporation. If Residential Funding Corporation is found by a court of competent jurisdiction to no longer be able to fulfill its obligations as REMIC Administrator under this Agreement the Master Servicer or Trustee acting as Master Servicer shall appoint a successor REMIC Administrator, subject to assumption of the REMIC Administrator obligations under this Agreement.

        REMIC Provisions: Provisions of the federal income tax law relating to real estate mortgage investment conduits, which appear at Sections 860A through 860G of Subchapter M of Chapter 1 of the Code, and related provisions, and temporary and final regulations (or, to the extent not inconsistent with such temporary or final regulations, proposed regulations) and published rulings, notices and announcements promulgated thereunder, as the foregoing may be in effect from time to time.

        REO Acquisition: The acquisition by the Master Servicer on behalf of the Trustee for the benefit of the Certificateholders of any REO Property pursuant to Section 3.14.

        REO Disposition: As to any REO Property, a determination by the Master Servicer that it has received all Insurance Proceeds, Liquidation Proceeds, REO Proceeds and other payments and recoveries (including proceeds of a final sale) which the Master Servicer expects to be finally recoverable from the sale or other disposition of the REO Property.

        REO Imputed Interest: As to any REO Property, for any period, an amount equivalent to interest (at the Net Mortgage Rate that would have been applicable to the related Mortgage Loan had it been outstanding) on the unpaid principal balance of the Mortgage Loan as of the date of acquisition thereof for such period.

        REO Proceeds: Proceeds, net of expenses, received in respect of any REO Property (including, without limitation, proceeds from the rental of the related Mortgaged Property or, with respect to a Cooperative Loan, the related Cooperative Apartment) which proceeds are required to be deposited into the Custodial Account only upon the related REO Disposition.

        REO Property: A Mortgaged Property acquired by the Master Servicer through foreclosure or deed in lieu of foreclosure in connection with a defaulted Mortgage Loan.

        Reportable Modified Mortgage Loan: Any Mortgage Loan that (i) has been subject to an interest rate reduction, (ii) has been subject to a term extension or (iii) has had amounts owing on such Mortgage Loan capitalized by adding such amount to the Stated Principal Balance of such Mortgage Loan; provided, however, that a Mortgage Loan modified in accordance with clause (i) above for a temporary period shall not be a Reportable Modified Mortgage Loan if such Mortgage Loan has not been delinquent in payments of principal and interest for six months since the date of such modification if that interest rate reduction is not made permanent thereafter.

        Request for Release: A request for release, the forms of which are attached as Exhibit F hereto, or an electronic request in a form acceptable to the Custodian.

        Required Insurance Policy: With respect to any Mortgage Loan, any insurance policy which is required to be maintained from time to time under this Agreement, the Program Guide or the related Subservicing Agreement in respect of such Mortgage Loan.

        Required Surety Payment: With respect to any Additional Collateral Loan that becomes a Liquidated Mortgage Loan, the lesser of (i) the principal portion of the Realized Loss with respect to such Mortgage Loan and (ii) the excess, if any, of (a) the amount of Additional Collateral required at origination with respect to such Mortgage Loan over (b) the net proceeds realized by the Subservicer from the related Additional Collateral.

        Residential  Funding:   Residential  Funding  Corporation,   a  Delaware
corporation, in its capacity as seller of the Mortgage Loans to the Company and any successor thereto.

        Responsible Officer: When used with respect to the Trustee, any officer of the Corporate Trust Department of the Trustee, including any Senior Vice President, any Vice President, any Assistant Vice President, any Assistant
Secretary, any Trust Officer or Assistant Trust Officer with particular responsibility for this transaction, or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers to whom, with respect to a particular matter, such matter is referred.

        Retail Certificates: A Senior Certificate, if any, offered in smaller minimum denominations than other Senior Certificates, and designated as such in the Series Supplement.

        Schedule of Discount Fractions: The schedule setting forth the Discount Fractions with respect to the Discount Mortgage Loans, attached as an exhibit to the Series Supplement.

        Security Agreement: With respect to a Cooperative Loan, the agreement creating a security interest in favor of the originator in the related Cooperative Stock.

        Seller: As to any Mortgage Loan, a Person, including any Subservicer, that executed a Seller's Agreement applicable to such Mortgage Loan.

        Seller's Agreement: An agreement for the origination and sale of Mortgage Loans generally in the form of the Seller Contract referred to or contained in the Program Guide, or in such other form as has been approved by the Master Servicer and the Company, each containing representations and warranties in respect of one or more Mortgage Loans consistent in all material respects with those set forth in the Program Guide.

        Senior Accelerated Distribution Percentage: With respect to any Distribution Date occurring on or prior to the 60th Distribution Date and, with respect to any Mortgage Pool comprised of two or more Loan Groups, any Loan Group, 100%. With respect to any Distribution Date thereafter and any such Loan Group, if applicable, as follows:

        (i) for any Distribution Date after the 60th Distribution Date but on or prior to the 72nd Distribution Date, the related Senior Percentage for such Distribution Date plus 70% of the related Subordinate Percentage for such Distribution Date;

        (ii) for any Distribution Date after the 72nd Distribution Date but on or prior to the 84th Distribution Date, the related Senior Percentage for such Distribution Date plus 60% of the related Subordinate Percentage for such Distribution Date;

        (iii) for any Distribution Date after the 84th Distribution Date but on or prior to the 96th Distribution Date, the related Senior Percentage for such Distribution Date plus 40% of the related Subordinate Percentage for such Distribution Date;

        (iv) for any Distribution Date after the 96th Distribution Date but on or prior to the 108th Distribution Date, the related Senior Percentage for such Distribution Date plus 20% of the related Subordinate Percentage for such Distribution Date; and

        (v) for any Distribution Date thereafter, the Senior Percentage for such Distribution Date;

provided, however,
--------  -------

        (i)    that  any   scheduled   reduction   to  the  Senior   Accelerated
               Distribution Percentage described above shall not occur as of any Distribution Date unless either

               (a)(1)(X) the outstanding principal balance of the Mortgage Loans delinquent 60 days or more averaged over the last six months, as a percentage of the aggregate outstanding Certificate Principal Balance of the Subordinate Certificates, is less than 50% or (Y) the outstanding principal balance of Mortgage Loans delinquent 60 days or more averaged over the last six months, as a percentage of the aggregate outstanding principal balance of all Mortgage Loans averaged over the last six months, does not exceed 2% and (2) Realized Losses on the Mortgage Loans to date for such Distribution Date if occurring during the sixth, seventh, eighth, ninth or tenth year (or any year thereafter) after the Closing Date are less than 30%, 35%, 40%, 45% or 50%, respectively, of the sum of the Initial Certificate Principal Balances of the Subordinate Certificates or

               (b)(1) the outstanding principal balance of Mortgage Loans delinquent 60 days or more averaged over the last six months, as a percentage of the aggregate outstanding principal balance of all Mortgage Loans averaged over the last six months, does not exceed 4% and
        (2) Realized Losses on the Mortgage Loans to date for such Distribution Date, if occurring during the sixth, seventh, eighth, ninth or tenth year (or any year thereafter) after the Closing Date are less than 10%, 15%, 20%, 25% or 30%, respectively, of the sum of the Initial Certificate Principal Balances of the Subordinate Certificates, and

          (ii) that for any Distribution Date on which the Senior Percentage is greater than the Percentage as of the Closing Date, the Senior Accelerated Distribution Percentage for such Distribution Date shall be 100%, or, if the Mortgage Pool is comprised of two or more Loan Groups, for any Distribution Date on which the weighted average of the Senior Percentages for each Loan Group, weighted on the basis of the Stated Principal Balances of the Mortgage Loans in the related Loan Group, exceeds the weighted average of the initial Senior Percentages (calculated on such basis) for each Loan Group, each of the Senior Accelerated Distribution Percentages for such Distribution Date will equal 100%.

Notwithstanding the foregoing, upon the reduction of the Certificate Principal Balances of the related Senior Certificates (other than the Class A-P Certificates, if any) to zero, the related Senior Accelerated Distribution Percentage shall thereafter be 0%.

        Senior Certificate:  As defined in the Series Supplement.

        Senior Percentage:  As defined in the Series Supplement.

        Senior  Support   Certificate:   A  Senior   Certificate  that  provides
additional credit enhancement to certain other classes of Senior Certificates and designated as such in the Preliminary Statement of the Series Supplement.

        Series: All of the Certificates issued pursuant to a Pooling and Servicing Agreement and bearing the same series designation.

        Series Supplement: The agreement into which this Standard Terms is incorporated and pursuant to which, together with this Standard Terms, a Series of Certificates is issued.

        Servicing Accounts: The account or accounts created and maintained pursuant to Section 3.08.

        Servicing Advances: All customary, reasonable and necessary "out of pocket" costs and expenses incurred in connection with a default, delinquency or other unanticipated event by the Master Servicer or a Subservicer in the performance of its servicing obligations, including, but not limited to, the cost of (i) the preservation, restoration and protection of a Mortgaged Property or, with respect to a Cooperative Loan, the related Cooperative Apartment, (ii) any enforcement or judicial proceedings, including foreclosures, including any expenses incurred in relation to any such proceedings that result from the Mortgage Loan being registered on the MERS System, (iii) the management and liquidation of any REO Property, (iv) any mitigation procedures implemented in accordance with Section 3.07, and (v) compliance with the obligations under Sections 3.01, 3.08, 3.12(a) and 3.14, including, if the Master Servicer or any Affiliate of the Master Servicer provides services such as appraisals and brokerage services that are customarily provided by Persons other than servicers of mortgage loans, reasonable compensation for such services.

        Servicing Fee: With respect to any Mortgage Loan and Distribution Date, the fee payable monthly to the Master Servicer in respect of master servicing compensation that accrues at an annual rate designated on the Mortgage Loan Schedule as the "MSTR SERV FEE" for such Mortgage Loan, as may be adjusted with respect to successor Master Servicers as provided in Section 7.02.

        Servicing Modification: Any reduction of the interest rate on or the outstanding principal balance of a Mortgage Loan, any extension of the final maturity date of a Mortgage Loan, and any increase to the outstanding principal balance of a Mortgage Loan by adding to the Stated Principal Balance unpaid principal and interest and other amounts owing under the Mortgage Loan, in each case pursuant to a modification of a Mortgage Loan that is in default, or for which, in the judgment of the Master Servicer, default is reasonably foreseeable, in accordance with Section 3.07(a).

        Servicing Officer: Any officer of the Master Servicer involved in, or responsible for, the administration and servicing of the Mortgage Loans whose name and specimen signature appear on a list of servicing officers furnished to the Trustee by the Master Servicer, as such list may from time to time be amended.

        Special Hazard Loss: Any Realized Loss not in excess of the cost of the lesser of repair or replacement of a Mortgaged Property (or, with respect to a Cooperative Loan, the related Cooperative Apartment) suffered by such Mortgaged Property (or Cooperative Apartment) on account of direct physical loss, exclusive of (i) any loss of a type covered by a hazard policy or a flood insurance policy required to be maintained in respect of such Mortgaged Property pursuant to Section 3.12(a), except to the extent of the portion of such loss not covered as a result of any coinsurance provision and (ii) any Extraordinary Loss.

     Standard & Poor's: Standard & Poor's, a division of The McGraw-Hill Companies, Inc., or its successor in interest.

        Stated Principal Balance: With respect to any Mortgage Loan or related REO Property, at any given time, (i) the sum of (a) the Cut-off Date Principal Balance of the Mortgage Loan plus (b) any amount by which the Stated Principal Balance of the Mortgage Loan is increased pursuant to a Servicing Modification, minus (ii) the sum of (a) the principal portion of the Monthly Payments due with respect to such Mortgage Loan or REO Property during each Due Period ending prior to the most recent Distribution Date which were received or with respect to which an Advance was made, and (b) all Principal Prepayments with respect to such Mortgage Loan or REO Property, and all Insurance Proceeds, Liquidation Proceeds and REO Proceeds, to the extent applied by the Master Servicer as recoveries of principal in accordance with Section 3.14 with respect to such Mortgage Loan or REO Property, in each case which were distributed pursuant to
Section 4.02 on any previous Distribution Date, and (c) any Realized Loss allocated to Certificateholders with respect thereto for any previous Distribution Date.

        Subclass: With respect to the Class A-V Certificates, any Subclass thereof issued pursuant to Section 5.01(c). Any such Subclass will represent the Uncertificated Class A-V REMIC Regular Interest or Interests specified by the initial Holder of the Class A-V Certificates pursuant to Section 5.01(c).

        Subordinate Certificate: Any one of the Class M Certificates or Class B Certificates, executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit B and Exhibit C, respectively.

        Subordinate Class Percentage: With respect to any Distribution Date and any Class of Subordinate Certificates, a fraction, expressed as a percentage, the numerator of which is the aggregate Certificate Principal Balance of such Class of Subordinate Certificates immediately prior to such date and the denominator of which is the aggregate Stated Principal Balance of all of the Mortgage Loans (or related REO Properties) (other than the related Discount Fraction of each Discount Mortgage Loan) immediately prior to such Distribution Date.

        Subordinate Percentage: As of any Distribution Date and, with respect to any Mortgage Pool comprised of two or more Loan Groups, any Loan Group, 100% minus the related Senior Percentage as of such Distribution Date.

        Subsequent Recoveries: As of any Distribution Date, amounts received by the Master Servicer (net of any related expenses permitted to be reimbursed pursuant to Section 3.10) or surplus amounts held by the Master Servicer to cover estimated expenses (including, but not limited to, recoveries in respect of the representations and warranties made by the related Seller pursuant to the applicable Seller's Agreement and assigned to the Trustee pursuant to Section 2.04) specifically related to a Mortgage Loan that was the subject of a Cash Liquidation or an REO Disposition prior to the related Prepayment Period that resulted in a Realized Loss.

        Subserviced Mortgage Loan: Any Mortgage Loan that, at the time of reference thereto, is subject to a Subservicing Agreement.

        Subservicer: Any Person with whom the Master Servicer has entered into a Subservicing Agreement and who generally satisfied the requirements set forth in the Program Guide in respect of the qualification of a Subservicer as of the date of its approval as a Subservicer by the Master Servicer.

        Subservicer  Advance:  Any  delinquent   installment  of  principal  and
interest on a Mortgage Loan which is advanced by the related Subservicer (net of its Subservicing Fee) pursuant to the Subservicing Agreement.

        Subservicing Account: An account established by a Subservicer in accordance with Section 3.08.

        Subservicing Agreement: The written contract between the Master Servicer and any Subservicer relating to servicing and administration of certain Mortgage Loans as provided in Section 3.02, generally in the form of the servicer contract referred to or contained in the Program Guide or in such other form as has been approved by the Master Servicer and the Company. With respect to Additional Collateral Loans subserviced by MLCC, the Subservicing Agreement shall also include the Addendum and Assignment Agreement and the Pledged Asset Mortgage Servicing Agreement. With respect to any Pledged Asset Loan subserviced by GMAC Mortgage Corporation, the Addendum and Assignment Agreement, dated as of November 24, 1998, between the Master Servicer and GMAC Mortgage Corporation, as such agreement may be amended from time to time.

        Subservicing Fee: As to any Mortgage Loan, the fee payable monthly to the related Subservicer (or, in the case of a Nonsubserviced Mortgage Loan, to the Master Servicer) in respect of subservicing and other compensation that accrues at an annual rate equal to the excess of the Mortgage Rate borne by the related Mortgage Note over the rate per annum designated on the Mortgage Loan Schedule as the "CURR NET" for such Mortgage Loan.

        Surety: Ambac, or its successors in interest, or such other surety as may be identified in the Series Supplement.

        Surety Bond: The Limited Purpose Surety Bond (Policy No. AB0039BE), dated February 28, 1996 in respect to Mortgage Loans originated by MLCC, or the Surety Bond (Policy No. AB0240BE), dated March 17, 1999 in respect to Mortgage Loans originated by Novus Financial Corporation, in each case issued by Ambac for the benefit of certain beneficiaries, including the Trustee for the benefit of the Holders of the Certificates, but only to the extent that such Surety Bond covers any Additional Collateral Loans, or such other Surety Bond as may be identified in the Series Supplement.

        Tax Returns: The federal income tax return on Internal Revenue Service Form 1066, U.S. Real Estate Mortgage Investment Conduit Income Tax Return, including Schedule Q thereto, Quarterly Notice to Residual Interest Holders of REMIC Taxable Income or Net Loss Allocation, or any successor forms, to be filed on behalf of any REMIC formed under the Series Supplement and under the REMIC Provisions, together with any and all other information, reports or returns that may be required to be furnished to the Certificateholders or filed with the Internal Revenue Service or any other governmental taxing authority under any applicable provisions of federal, state or local tax laws.

        Transfer: Any direct or indirect transfer, sale, pledge, hypothecation or other form of assignment of any Ownership Interest in a Certificate.

     Transferee: Any Person who is acquiring by Transfer any Ownership Interest in a Certificate.

     Transferor: Any Person who is disposing by Transfer of any Ownership Interest in a Certificate.

        Trust Fund:  The segregated pool of assets consisting of:

        (i) the Mortgage Loans and the related Mortgage Files and collateral securing such Mortgage Loans,

        (ii) all payments on and collections in respect of the Mortgage Loans due after the Cut-off Date (other than Monthly Payments due in the month of the Cut-Off Date) as shall be on deposit in the Custodial Account or in the Certificate Account and identified as belonging to the Trust Fund, including the proceeds from the liquidation of Additional Collateral for any Additional Collateral Loan or Pledged Assets for any Pledged Asset Loan, but not including amounts on deposit in the Initial Monthly Payment Fund,

        (iii) property that secured a Mortgage Loan and that has been acquired for the benefit of the Certificateholders by foreclosure or deed in lieu of foreclosure,

        (iv) the hazard insurance policies and Primary Insurance Policies, if any, the Pledged Assets with respect to each Pledged Asset Loan, and the interest in the Surety Bond transferred to the Trustee pursuant to Section 2.01,

        (v)    the Initial Monthly Payment Fund, and

        (vi) all proceeds of clauses (i) through (v) above.

        Underwriter:  As defined in the Series Supplement.

        Uniform Single Attestation Program for Mortgage Bankers: The Uniform Single Attestation Program for Mortgage Bankers, as published by the Mortgage Bankers Association of America and effective with respect to fiscal periods ending on or after December 15, 1995.

        Uninsured Cause: Any cause of damage to property subject to a Mortgage such that the complete restoration of such property is not fully reimbursable by the hazard insurance policies.

        United States Person: A citizen or resident of the United States, a corporation, partnership or other entity created or organized in, or under the laws of, the United States, provided that, for purposes solely of the restrictions on the transfer of residual interests, no partnership or other entity treated as a partnership for United States federal income tax purposes shall be treated as a United States Person unless all persons that own an interest in such partnership either directly or through any entity that is not a corporation for United States federal income tax purposes are required by the applicable operating agreement to be United States Persons, any state thereof, or the District of Columbia (except in the case of a partnership, to the extent provided in Treasury regulations) or any political subdivision thereof, or an estate that is described in Section 7701(a)(30)(D) of the Code, or a trust that is described in Section 7701(a)(30)(E) of the Code.

        Voting Rights: The portion of the voting rights of all of the Certificates which is allocated to any Certificate, and more specifically designated in Article XI of the Series Supplement.

        Section 1.02  Use of Words and Phrases.

        "Herein," "hereby," "hereunder," 'hereof," "hereinbefore," "hereinafter" and other equivalent words refer to the Pooling and Servicing Agreement as a whole. All references herein to Articles, Sections or Subsections shall mean the corresponding Articles, Sections and Subsections in the Pooling and Servicing Agreement. The definition set forth herein include both the singular and the plural.

                                          ARTICLE II

                          CONVEYANCE OF MORTGAGE LOANS;
                        ORIGINAL ISSUANCE OF CERTIFICATES

        Section 2.01  Conveyance of Mortgage Loans.

        (a) The Company, concurrently with the execution and delivery hereof, does hereby assign to the Trustee without recourse all the right, title and interest of the Company in and to the Mortgage Loans, including all interest and principal received on or with respect to the Mortgage Loans after the Cut-off Date (other than payments of principal and interest due on the Mortgage Loans in the month of the Cut-off Date). In connection with such transfer and assignment, the Company does hereby deliver to the Trustee the Certificate Policy (as defined in the Series

Supplement), if any. The Company, the Master Servicer and the Trustee agree that it is not intended that any mortgage loan be included in the Trust that is either (i) a "High-Cost Home Loan" as defined in the New Jersey Home Ownership Act effective November 27, 2003 or (ii) a "High-Cost Home Loan" as defined in the New Mexico Home Loan Protection Act effective January 1, 2004.

        (b) In connection with such assignment, except as set forth in Section 2.01(c) and subject to Section 2.01(d) below, the Company does hereby deliver to, and deposit with, the Trustee, or to and with one or more Custodians, as the duly appointed agent or agents of the Trustee for such purpose, the following documents or instruments (or copies thereof as permitted by this Section) (I) with respect to each Mortgage Loan so assigned (other than a Cooperative Loan):

                      (i) The original Mortgage Note,  endorsed without recourse to the order of the Trustee and showing an unbroken chain of endorsements from the originator thereof to the Person endorsing it to the Trustee, or with respect to any Destroyed Mortgage Note, an original lost note affidavit from the related Seller or Residential Funding stating that the original Mortgage Note was lost, misplaced or destroyed, together with a copy of the related Mortgage Note;

                      (ii) The original Mortgage, noting the presence of the MIN of the Mortgage Loan and language indicating that the Mortgage Loan is a MOM Loan if the Mortgage Loan is a MOM Loan, with evidence of recording indicated thereon or a copy of the Mortgage with evidence of recording indicated thereon;

                      (iii) Unless the Mortgage Loan is registered on the MERS(R) System, an original Assignment of the Mortgage to the Trustee with evidence of recording indicated thereon or a copy of such assignment with evidence of recording indicated thereon;

                      (iv) The original  recorded  assignment or  assignments of the Mortgage showing an unbroken chain of title from the originator thereof to the Person assigning it to the Trustee (or to MERS, if the Mortgage Loan is registered on the MERS(R) System and noting the presence of a MIN) with evidence of recordation noted thereon or attached thereto, or a copy of such assignment or assignments of the Mortgage with evidence of recording indicated thereon; and

                      (v) The original of each modification, assumption agreement or preferred loan agreement, if any, relating to such Mortgage Loan or a copy of each modification, assumption agreement or preferred loan agreement.

               and (II) with respect to each Cooperative Loan so assigned:

                      (i) The original Mortgage Note,  endorsed without recourse to the order of the Trustee and showing an unbroken chain of endorsements from the originator thereof to the Person endorsing it to the Trustee, or with respect to any Destroyed Mortgage Note, an original lost note affidavit from the related Seller or Residential

               Funding stating that the original Mortgage Note was lost, misplaced or destroyed, together with a copy of the related Mortgage Note;

                      (ii)  A  counterpart  of the  Cooperative  Lease  and  the
               Assignment of Proprietary Lease to the originator of the Cooperative Loan with intervening assignments showing an unbroken chain of title from such originator to the Trustee;

                      (iii) The related Cooperative Stock Certificate, representing the related Cooperative Stock pledged with respect to such Cooperative Loan, together with an undated stock power (or other similar instrument) executed in blank;

                      (iv) The original recognition agreement by the Cooperative of the interests of the mortgagee with respect to the related Cooperative Loan;

                      (v) The Security Agreement;

                      (vi) Copies of the original UCC-1 financing statement, and any  continuation  statements,  filed by the  originator  of such
               Cooperative Loan as secured party, each with evidence of recording thereof, evidencing the interest of the originator under the Security Agreement and the Assignment of Proprietary Lease;

                      (vii) Copies of the filed UCC-3 assignments of the security interest referenced in clause (vi) above showing an unbroken chain of title from the originator to the Trustee, each with evidence of recording thereof, evidencing the interest of the originator under the Security Agreement and the Assignment of Proprietary Lease;

                      (viii) An executed assignment of the interest of the originator in the Security Agreement, Assignment of Proprietary Lease and the recognition agreement referenced in clause (iv) above, showing an unbroken chain of title from the originator to the Trustee;

                      (ix)  The  original  of  each   modification,   assumption
               agreement or preferred loan agreement, if any, relating to such Cooperative Loan; and

                      (x) A duly completed UCC-1 financing statement showing the
               Master Servicer as debtor, the Company as secured party and the Trustee as assignee and a duly completed UCC-1 financing statement showing the Company as debtor and the Trustee as secured party, each in a form sufficient for filing, evidencing the interest of such debtors in the Cooperative Loans.

        (c) The Company may, in lieu of delivering the original of the documents set forth in Section 2.01(b)(I)(ii), (iii), (iv) and (v) and Section
(b)(II)(ii), (iv), (vii), (ix) and (x) (or copies thereof as permitted by Section 2.01(b)) to the Trustee or the Custodian or Custodians, deliver such documents to the Master Servicer, and the Master Servicer shall hold such documents in trust for the use and benefit of all present and future Certificateholders until such time as is set forth in the next sentence. Within thirty Business Days following the earlier of (i) the receipt of the original of all of the documents or instruments set forth in Section 2.01(b)(I)(ii), (iii), (iv) and (v) and Section (b)(II)(ii), (iv), (vii), (ix) and (x) (or copies thereof as permitted by such Section) for any Mortgage Loan and (ii) a written request by the Trustee to deliver those documents with respect to any or all of the Mortgage Loans then being held by the Master Servicer, the Master Servicer shall deliver a complete set of such documents to the Trustee or the Custodian or Custodians that are the duly appointed agent or agents of the Trustee.

        (d) Notwithstanding the provisions of Section 2.01(c), in connection with any Mortgage Loan, if the Company cannot deliver the original of the Mortgage, any assignment, modification, assumption agreement or preferred loan agreement (or copy thereof as permitted by Section 2.01(b)) with evidence of recording thereon concurrently with the execution and delivery of this Agreement because of (i) a delay caused by the public recording office where such Mortgage, assignment, modification, assumption agreement or preferred loan agreement as the case may be, has been delivered for recordation, or (ii) a delay in the receipt of certain information necessary to prepare the related assignments, the Company shall deliver or cause to be delivered to the Trustee or the respective Custodian a copy of such Mortgage, assignment, modification, assumption agreement or preferred loan agreement.

        The Company shall promptly cause to be recorded in the appropriate public office for real property records the Assignment referred to in clause
(I)(iii) of Section 2.01(b), except (a) in states where, in the opinion of counsel acceptable to the Trustee and the Master Servicer, such recording is not required to protect the Trustee's interests in the Mortgage Loan against the claim of any subsequent transferee or any successor to or creditor of the Company or the originator of such Mortgage Loan or (b) if MERS is identified on the Mortgage or on a properly recorded assignment of the Mortgage as the mortgagee of record solely as nominee for the Seller and its successors and assigns, and shall promptly cause to be filed the Form UCC-3 assignment and UCC-1 financing statement referred to in clause (II)(vii) and (x), respectively, of Section 2.01(b). If any Assignment, Form UCC-3 or Form UCC-1, as applicable, is lost or returned unrecorded to the Company because of any defect therein, the Company shall prepare a substitute Assignment, Form UCC-3 or Form UCC-1, as applicable, or cure such defect, as the case may be, and cause such Assignment to be recorded in accordance with this paragraph. The Company shall promptly deliver or cause to be delivered to the Trustee or the respective Custodian such Mortgage or Assignment or Form UCC-3 or Form UCC-1, as applicable, (or copy thereof as permitted by Section 2.01(b)) with evidence of recording indicated thereon at the time specified in Section 2.01(c). In connection with its servicing of Cooperative Loans, the Master Servicer will use its best efforts to file timely continuation statements with regard to each financing statement and assignment relating to Cooperative Loans as to which the related Cooperative Apartment is located outside of the State of New York.

        If the Company delivers to the Trustee or Custodian any Mortgage Note or Assignment of Mortgage in blank, the Company shall, or shall cause the Custodian to, complete the endorsement of the Mortgage Note and the Assignment of Mortgage in the name of the Trustee in conjunction with the Interim Certification issued by the Custodian, as contemplated by Section 2.02.

        Any of the items set forth in Sections  2.01(b)(I)(ii),  (iii), (iv) and
(v) and (II)(vi) and (vii) and that may be delivered as a copy rather than the original may be delivered to the Trustee or the Custodian.

        In connection with the assignment of any Mortgage Loan registered on the MERS(R) System, the Company further agrees that it will cause, at the Company's own expense, within 30 Business Days after the Closing Date, the MERS(R) System to indicate that such Mortgage Loans have been assigned by the Company to the Trustee in accordance with this Agreement for the benefit of the Certificateholders by including (or deleting, in the case of Mortgage Loans which are repurchased in accordance with this Agreement) in such computer files
(a) the code in the field which identifies the specific Trustee and (b) the code in the field "Pool Field" which identifies the series of the Certificates issued in connection with such Mortgage Loans. The Company further agrees that it will not, and will not permit the Master Servicer to, and the Master Servicer agrees that it will not, alter the codes referenced in this paragraph with respect to any Mortgage Loan during the term of this Agreement unless and until such Mortgage Loan is repurchased in accordance with the terms of this Agreement.

        (e) Residential Funding hereby assigns to the Trustee its security interest in and to any Additional Collateral or Pledged Assets, its right to receive amounts due or to become due in respect of any Additional Collateral or Pledged Assets pursuant to the related Subservicing Agreement and its rights as beneficiary under the Surety Bond in respect of any Additional Collateral Loans. With respect to any Additional Collateral Loan or Pledged Asset Loan, Residential Funding shall cause to be filed in the appropriate recording office a UCC-3 statement giving notice of the assignment of the related security interest to the Trust Fund and shall thereafter cause the timely filing of all necessary continuation statements with regard to such financing statements.

        (f) It is intended that the conveyance by the Company to the Trustee of the Mortgage Loans as provided for in this Section 2.01 be and the Uncertificated REMIC Regular Interests, if any (as provided for in Section
2.06), be construed as a sale by the Company to the Trustee of the Mortgage Loans and any Uncertificated REMIC Regular Interests for the benefit of the Certificateholders. Further, it is not intended that such conveyance be deemed to be a pledge of the Mortgage Loans and any Uncertificated REMIC Regular Interests by the Company to the Trustee to secure a debt or other obligation of the Company. However, if the Mortgage Loans and any Uncertificated REMIC Regular Interests are held to be property of the Company or of Residential Funding, or if for any reason this Agreement is held or deemed to create a security interest in the Mortgage Loans and any Uncertificated REMIC Regular Interests, then it is intended that (a) this Agreement shall be a security agreement within the meaning of Articles 8 and 9 of the New York Uniform Commercial Code and the Uniform Commercial Code of any other applicable jurisdiction; (b) the conveyance provided for in Section 2.01 shall be deemed to be, and hereby is, (1) a grant by the Company to the Trustee of a security interest in all of the Company's right (including the power to convey title thereto), title and interest, whether now owned or hereafter acquired, in and to any and all general intangibles, payment intangibles, accounts, chattel paper, instruments, documents, money, deposit accounts, certificates of deposit, goods, letters of credit, advices of credit and investment property and other property of whatever kind or description now existing or hereafter acquired consisting of, arising from or relating to any of the following: (A) the Mortgage Loans, including (i) with respect to each Cooperative Loan, the related Mortgage Note, Security Agreement, Assignment of Proprietary Lease, Cooperative Stock Certificate and Cooperative Lease, (ii) with respect to each Mortgage Loan other than a Cooperative Loan, the related Mortgage Note and Mortgage, and (iii) any insurance policies and all other documents in the related Mortgage File, (B) all amounts payable pursuant to the Mortgage Loans in accordance with the terms thereof, (C) any

Uncertificated REMIC Regular Interests and (D) all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property, including without limitation all amounts from time to time held or invested in the Certificate Account or the Custodial Account, whether in the form of cash, instruments, securities or other property and (2) an assignment by the Company to the Trustee of any security interest in any and all of Residential Funding's right (including the power to convey title thereto), title and interest, whether now owned or hereafter acquired, in and to the property described in the foregoing clauses (1)(A), (B), (C) and (D) granted by Residential Funding to the Company pursuant to the Assignment Agreement; (c) the possession by the Trustee, the Custodian or any other agent of the Trustee of Mortgage Notes or such other items of property as constitute instruments, money, payment intangibles, negotiable documents, goods, deposit accounts, letters of credit, advices of credit, investment property, certificated securities or chattel paper shall be deemed to be "possession by the secured party," or possession by a purchaser or a person designated by such secured party, for purposes of perfecting the security interest pursuant to the Minnesota Uniform Commercial Code and the Uniform Commercial Code of any other applicable jurisdiction as in effect (including, without limitation, Sections 8-106, 9-313 and 9-106 thereof); and (d) notifications to persons holding such property, and acknowledgments, receipts or confirmations from persons holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, securities intermediaries, bailees or agents of, or persons holding for (as applicable) the Trustee for the purpose of perfecting such security interest under applicable law.

        The Company and, at the Company's direction, Residential Funding and the Trustee shall, to the extent consistent with this Agreement, take such reasonable actions as may be necessary to ensure that, if this Agreement were determined to create a security interest in the Mortgage Loans, any Uncertificated REMIC Regular Interests and the other property described above, such security interest would be determined to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement. Without limiting the generality of the foregoing, the Company shall prepare and deliver to the Trustee not less than 15 days prior to any filing date and, the Trustee shall forward for filing, or shall cause to be forwarded for filing, at the expense of the Company, all filings necessary to maintain the effectiveness of any original filings necessary under the Uniform Commercial Code as in effect in any jurisdiction to perfect the Trustee's security interest in or lien on the Mortgage Loans and any Uncertificated REMIC Regular Interests, as evidenced by an Officers' Certificate of the Company, including without limitation (x) continuation statements, and (y) such other statements as may be occasioned by (1) any change of name of Residential Funding, the Company or the Trustee (such preparation and filing shall be at the expense of the Trustee, if occasioned by a change in the Trustee's name), (2) any change of location of the place of business or the chief executive office of Residential Funding or the Company, (3) any transfer of any interest of Residential Funding or the Company in any Mortgage Loan or (4) any transfer of any interest of Residential Funding or the Company in any Uncertificated REMIC Regular Interest.

        (g) The Master Servicer hereby acknowledges the receipt by it of the Initial Monthly Payment Fund. The Master Servicer shall hold such Initial Monthly Payment Fund in the Custodial Account and shall include such Initial Monthly Payment Fund in the Available Distribution Amount for the initial Distribution Date. Notwithstanding anything herein to the contrary, the Initial Monthly Payment Fund shall not be an asset of any REMIC. To the extent that the Initial Monthly Payment

Fund constitutes a reserve fund for federal income tax purposes, (1) it shall be an outside reserve fund and not an asset of any REMIC, (2) it shall be owned by the Seller and (3) amounts transferred by any REMIC to the Initial Monthly Payment Fund shall be treated as transferred to the Seller or any successor, all within the meaning of Section 1.860G-2(h) of the Treasury Regulations.

        (h) The Company agrees that the sale of each Pledged Asset Loan pursuant to this Agreement will also constitute the assignment, sale, setting-over, transfer and conveyance to the Trustee, without recourse (but subject to the Company's covenants, representations and warranties specifically provided herein), of all of the Company's obligations and all of the Company's right, title and interest in, to and under, whether now existing or hereafter acquired as owner of the Mortgage Loan with respect to all money, securities, security entitlements, accounts, general intangibles, instruments, documents, certificates of deposit, commodities contracts, and other investment property and other property of whatever kind or description consisting of, arising from or related to (i) the Assigned Contracts, (ii) all rights, powers and remedies of the Company as owner of such Mortgage Loan under or in connection with the Assigned Contracts, whether arising under the terms of such Assigned Contracts, by statute, at law or in equity, or otherwise arising out of any default by the Mortgagor under or in connection with the Assigned Contracts, including all rights to exercise any election or option or to make any decision or determination or to give or receive any notice, consent, approval or waiver thereunder, (iii) all security interests in and lien of the Company as owner of such Mortgage Loan in the Pledged Amounts and all money, securities, security entitlements, accounts, general intangibles, instruments, documents, certificates of deposit, commodities contracts, and other investment property and other property of whatever kind or description and all cash and non-cash proceeds of the sale, exchange, or redemption of, and all stock or conversion rights, rights to subscribe, liquidation dividends or preferences, stock dividends, rights to interest, dividends, earnings, income, rents, issues, profits, interest payments or other distributions of cash or other property that is credited to the Custodial Account, (iv) all documents, books and records concerning the foregoing (including all computer programs, tapes, disks and related items containing any such information) and (v) all insurance proceeds (including proceeds from the Federal Deposit Insurance Corporation or the Securities Investor Protection Corporation or any other insurance company) of any of the foregoing or replacements thereof or substitutions therefor, proceeds of proceeds and the conversion, voluntary or involuntary, of any thereof. The foregoing transfer, sale, assignment and conveyance does not constitute and is not intended to result in the creation, or an assumption by the Trustee, of any obligation of the Company, or any other person in connection with the Pledged Assets or under any agreement or instrument relating thereto, including any obligation to the Mortgagor, other than as owner of the Mortgage Loan.

        Section 2.02  Acceptance by Trustee.

        The Trustee acknowledges receipt (or, with respect to Mortgage Loans subject to a Custodial Agreement, and based solely upon a receipt or certification executed by the Custodian, receipt by the respective Custodian as the duly appointed agent of the Trustee) of the documents referred to in Section 2.01(b)(I)(i) and Section 2.01(b)(II)(i), (iii), (v), (vi) and (viii) above (except that for purposes of such acknowledgment only, a Mortgage Note may be endorsed in blank) and declares that it, or a Custodian as its agent, holds and will hold such documents and the other documents constituting a part of the Mortgage Files delivered to it, or a Custodian as its agent, and the rights of Residential Funding with respect to any Pledged Assets, Additional Collateral and the Surety

Bond assigned to the Trustee pursuant to Section 2.01, in trust for the use and benefit of all present and future Certificateholders. The Trustee or Custodian (such Custodian being so obligated under a Custodial Agreement) agrees, for the benefit of Certificateholders, to review each Mortgage File delivered to it pursuant to Section 2.01(b) within 45 days after the Closing Date to ascertain that all required documents (specifically as set forth in Section 2.01(b)), have been executed and received, and that such documents relate to the Mortgage Loans identified on the Mortgage Loan Schedule, as supplemented, that have been conveyed to it, and to deliver to the Trustee a certificate (the "Interim Certification") to the effect that all documents required to be delivered pursuant to Section 2.01(b) above have been executed and received and that such documents relate to the Mortgage Loans identified on the Mortgage Loan Schedule, except for any exceptions listed on Schedule A attached to such Interim Certification. Upon delivery of the Mortgage Files by the Company or the Master Servicer, the Trustee shall acknowledge receipt (or, with respect to Mortgage Loans subject to a Custodial Agreement, and based solely upon a receipt or certification executed by the Custodian, receipt by the respective Custodian as the duly appointed agent of the Trustee) of the documents referred to in Section 2.01(c) above.

        If the Custodian, as the Trustee's agent, finds any document or documents constituting a part of a Mortgage File to be missing or defective, the Trustee shall promptly so notify the Master Servicer and the Company. Pursuant to Section 2.3 of the Custodial Agreement, the Custodian will notify the Master Servicer, the Company and the Trustee of any such omission or defect found by it in respect of any Mortgage File held by it in respect of the items reviewed by it pursuant to the Custodial Agreement. If such omission or defect materially and adversely affects the interests of the Certificateholders, the Master Servicer shall promptly notify the related Subservicer or Seller of such omission or defect and request that such Subservicer or Seller correct or cure such omission or defect within 60 days from the date the Master Servicer was notified of such omission or defect and, if such Subservicer or Seller does not correct or cure such omission or defect within such period, that such Subservicer or Seller purchase such Mortgage Loan from the Trust Fund at its Purchase Price, in either case within 90 days from the date the Master Servicer was notified of such omission or defect; provided that if the omission or defect would cause the Mortgage Loan to be other than a "qualified mortgage" as defined in Section 860G(a)(3) of the Code, any such cure or repurchase must occur within 90 days from the date such breach was discovered. The Purchase Price for any such Mortgage Loan, whether purchased by the Seller or the Subservicer, shall be deposited or caused to be deposited by the Master Servicer in the Custodial Account maintained by it pursuant to Section 3.07 and, upon receipt by the Trustee of written notification of such deposit signed by a Servicing Officer, the Trustee or any Custodian, as the case may be, shall release to the Master Servicer the related Mortgage File and the Trustee shall execute and deliver such instruments of transfer or assignment prepared by the Master Servicer, in each case without recourse, as shall be necessary to vest in the Seller or its designee or the Subservicer or its designee, as the case may be, any Mortgage Loan released pursuant hereto and thereafter such Mortgage Loan shall not be part of the Trust Fund. In furtherance of the foregoing, if the Subservicer or Seller that repurchases the Mortgage Loan is not a member of MERS and the Mortgage is registered on the MERS(R) System, the Master Servicer, at its own expense and without any right of reimbursement, shall cause MERS to execute and deliver an assignment of the Mortgage in recordable form to transfer the Mortgage from MERS to such Subservicer or Seller and shall cause such Mortgage to be removed from registration on the MERS(R) System in accordance with MERS' rules and regulations. It is understood and agreed that the obligation of the Seller or the Subservicer, as the case may be, to so cure or purchase any Mortgage

Loan as to which a material and adverse defect in or omission of a constituent document exists shall constitute the sole remedy respecting such defect or omission available to Certificateholders or the Trustee on behalf of the Certificateholders.

          Section 2.03 Representations, Warranties and Covenants of the Master Servicer and the Company.

        (a) The Master Servicer hereby represents and warrants to the Trustee for the benefit of the Certificateholders that:

                      (i) The Master  Servicer is a corporation  duly organized, validly existing and in good standing under the laws governing its creation and existence and is or will be in compliance with the laws of each state in which any Mortgaged Property is located to the extent necessary to ensure the enforceability of each Mortgage Loan in accordance with the terms of this Agreement;

                      (ii) The execution  and delivery of this  Agreement by the
               Master Servicer and its performance and compliance with the terms of this Agreement will not violate the Master Servicer's Certificate of Incorporation or Bylaws or constitute a material default (or an event which, with notice or lapse of time, or both, would constitute a material default) under, or result in the material breach of, any material contract, agreement or other instrument to which the Master Servicer is a party or which may be applicable to the Master Servicer or any of its assets;

                      (iii) This Agreement, assuming due authorization, execution and delivery by the Trustee and the Company, constitutes a valid, legal and binding obligation of the Master Servicer, enforceable against it in accordance with the terms hereof subject to applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors' rights generally and to general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law;

                      (iv) The Master Servicer is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency, which default might have consequences that would materially and adversely affect the condition (financial or other) or operations of the Master Servicer or its properties or might have consequences that would materially adversely affect its performance hereunder;

                      (v) No litigation is pending or, to the best of the Master
               Servicer's knowledge, threatened against the Master Servicer which would prohibit its entering into this Agreement or performing its obligations under this Agreement;

                      (vi) The  Master  Servicer  will  comply  in all  material respects in the performance of this Agreement with all reasonable rules and requirements of each insurer under each Required Insurance Policy;

                      (vii) No information, certificate of an officer, statement furnished in writing or report delivered to the Company, any Affiliate of the Company or the Trustee by the Master Servicer will, to the knowledge of the Master Servicer, contain any untrue statement of a material fact or omit a material fact necessary to make the information, certificate, statement or report not misleading;

                      (viii) The Master Servicer has examined each existing, and will examine each new, Subservicing Agreement and is or will be familiar with the terms thereof. The terms of each existing Subservicing Agreement and each designated Subservicer are acceptable to the Master Servicer and any new Subservicing Agreements will comply with the provisions of Section 3.02; and

                      (ix) The Master Servicer is a member of MERS in good standing, and will comply in all material respects with the rules and procedures of MERS in connection with the servicing of the Mortgage Loans that are registered with MERS.

               It is understood and agreed that the representations and warranties set forth in this Section 2.03(a) shall survive delivery of the respective Mortgage Files to the Trustee or any Custodian.

        Upon discovery by either the Company, the Master Servicer, the Trustee or any Custodian of a breach of any representation or warranty set forth in this
Section 2.03(a) which materially and adversely affects the interests of the Certificateholders in any Mortgage Loan, the party discovering such breach shall give prompt written notice to the other parties (any Custodian being so obligated under a Custodial Agreement). Within 90 days of its discovery or its receipt of notice of such breach, the Master Servicer shall either (i) cure such breach in all material respects or (ii) to the extent that such breach is with respect to a Mortgage Loan or a related document, purchase such Mortgage Loan from the Trust Fund at the Purchase Price and in the manner set forth in Section 2.02; provided that if the omission or defect would cause the Mortgage Loan to be other than a "qualified mortgage" as defined in Section 860G(a)(3) of the Code, any such cure or repurchase must occur within 90 days from the date such breach was discovered. The obligation of the Master Servicer to cure such breach or to so purchase such Mortgage Loan shall constitute the sole remedy in respect of a breach of a representation and warranty set forth in this Section 2.03(a) available to the Certificateholders or the Trustee on behalf of the Certificateholders.

        (b) Representations and warranties relating to the Mortgage Loans are set forth in Section 2.03(b) of the Series Supplement.

        Section 2.04  Representations and Warranties of Sellers.

        The Company, as assignee of Residential Funding under the Assignment Agreement, hereby assigns to the Trustee for the benefit of Certificateholders all of its right, title and interest in respect of the Assignment Agreement and each Seller's Agreement (to the extent assigned to the Company pursuant to the Assignment Agreement) applicable to a Mortgage Loan. Insofar as the Assignment Agreement or the Company's rights under such Seller's Agreement relate to the representations and warranties made by Residential Funding or the related Seller in respect of such Mortgage Loan and any remedies provided thereunder for any breach of such representations and warranties, such right, title and interest may be enforced by the Master Servicer on behalf of the Trustee and the Certificateholders. Upon the discovery by the Company, the Master Servicer, the Trustee or any Custodian of a breach of any of the representations and warranties made in a Seller's Agreement that have been assigned to the Trustee pursuant to this Section 2.04 or of a breach of any of the representations and warranties made in the Assignment Agreement (which, for purposes hereof, will be deemed to include any other cause giving rise to a repurchase obligation under the Assignment Agreement) in respect of any Mortgage Loan which materially and adversely affects the interests of the Certificateholders in such Mortgage Loan, the party discovering such breach shall give prompt written notice to the other parties (any Custodian being so obligated under a Custodial Agreement). The Master Servicer shall promptly notify the related Seller or Residential Funding, as the case may be, of such breach and request that such Seller or Residential Funding, as the case may be, either (i) cure such breach in all material respects within 90 days from the date the Master Servicer was notified of such breach or (ii) purchase such Mortgage Loan from the Trust Fund at the Purchase Price and in the manner set forth in Section 2.02; provided that in the case of a breach under the Assignment Agreement Residential Funding shall have the option to substitute a Qualified Substitute Mortgage Loan or Loans for such Mortgage Loan if such substitution occurs within two years following the Closing Date; provided that if the breach would cause the Mortgage Loan to be other than a "qualified mortgage" as defined in Section 860G(a)(3) of the Code, any such cure, repurchase or substitution must occur within 90 days from the date the breach was discovered. If the breach of representation and warranty that gave rise to the obligation to repurchase or substitute a Mortgage Loan pursuant to Section 4 of the Assignment Agreement was the representation and warranty set forth in clause (xxxi) of Section 4 thereof, then the Master Servicer shall request that Residential Funding pay to the Trust Fund, concurrently with and in addition to the remedies provided in the preceding sentence, an amount equal to any liability, penalty or expense that was actually incurred and paid out of or on behalf of the Trust Fund, and that directly resulted from such breach, or if incurred and paid by the Trust Fund thereafter, concurrently with such payment. In the event that Residential Funding elects to substitute a Qualified Substitute Mortgage Loan or Loans for a Deleted Mortgage Loan pursuant to this
Section 2.04, Residential Funding shall deliver to the Trustee for the benefit of the Certificateholders with respect to such Qualified Substitute Mortgage Loan or Loans, the original Mortgage Note, the Mortgage, an Assignment of the Mortgage in recordable form if required pursuant to Section 2.01, and such other documents and agreements as are required by Section 2.01, with the Mortgage Note endorsed as required by Section 2.01. No substitution will be made in any calendar month after the Determination Date for such month. Monthly Payments due with respect to Qualified Substitute Mortgage Loans in the month of substitution shall not be part of the Trust Fund and will be retained by the Master Servicer and remitted by the Master Servicer to Residential Funding on the next succeeding Distribution Date. For the month of substitution, distributions to the Certificateholders will include the Monthly Payment due on a Deleted Mortgage Loan for such month and thereafter Residential Funding shall be entitled to retain all amounts received in respect of such Deleted Mortgage Loan. The Master Servicer shall amend or cause to be amended the Mortgage Loan Schedule, and, if the Deleted Mortgage Loan was a Discount Mortgage Loan, the Schedule of Discount Fractions, for the benefit of the Certificateholders to reflect the removal of such Deleted Mortgage Loan and the substitution of the Qualified Substitute Mortgage Loan or Loans and the Master Servicer shall deliver the amended Mortgage Loan Schedule, and, if the Deleted Mortgage Loan was a Discount Mortgage Loan, the amended Schedule of Discount

Fractions, to the Trustee. Upon such substitution, the Qualified Substitute Mortgage Loan or Loans shall be subject to the terms of this Agreement and the related Subservicing Agreement in all respects, the related Seller shall be deemed to have made the representations and warranties with respect to the Qualified Substitute Mortgage Loan contained in the related Seller's Agreement as of the date of substitution, insofar as Residential Funding's rights in respect of such representations and warranties are assigned to the Company pursuant to the Assignment Agreement, and the Company and the Master Servicer shall be deemed to have made with respect to any Qualified Substitute Mortgage Loan or Loans, as of the date of substitution, the covenants, representations and warranties set forth in this Section 2.04, in Section 2.03 hereof and in
Section 4 of the Assignment Agreement, and the Master Servicer shall be obligated to repurchase or substitute for any Qualified Substitute Mortgage Loan as to which a Repurchase Event (as defined in the Assignment Agreement) has occurred pursuant to Section 4 of the Assignment Agreement.

        In connection with the substitution of one or more Qualified Substitute Mortgage Loans for one or more Deleted Mortgage Loans, the Master Servicer will determine the amount (if any) by which the aggregate principal balance of all such Qualified Substitute Mortgage Loans as of the date of substitution is less than the aggregate Stated Principal Balance of all such Deleted Mortgage Loans (in each case after application of the principal portion of the Monthly Payments due in the month of substitution that are to be distributed to the Certificateholders in the month of substitution). Residential Funding shall deposit the amount of such shortfall into the Custodial Account on the day of substitution, without any reimbursement therefor. Residential Funding shall give notice in writing to the Trustee of such event, which notice shall be accompanied by an Officers' Certificate as to the calculation of such shortfall and (subject to Section 10.01(f)) by an Opinion of Counsel to the effect that such substitution will not cause (a) any federal tax to be imposed on the Trust Fund, including without limitation, any federal tax imposed on "prohibited transactions" under Section 860F(a)(1) of the Code or on "contributions after the startup date" under Section 860G(d)(1) of the Code or (b) any portion of any REMIC to fail to qualify as such at any time that any Certificate is outstanding.

        It is understood and agreed that the obligation of the Seller or Residential Funding, as the case may be, to cure such breach or purchase (or in the case of Residential Funding to substitute for) such Mortgage Loan as to which such a breach has occurred and is continuing and to make any additional payments required under the Assignment Agreement in connection with a breach of the representation and warranty in clause (xxxi) of Section 4 thereof shall constitute the sole remedy respecting such breach available to the Certificateholders or the Trustee on behalf of Certificateholders. If the Master Servicer is Residential Funding, then the Trustee shall also have the right to give the notification and require the purchase or substitution provided for in the second preceding paragraph in the event of such a breach of a representation or warranty made by Residential Funding in the Assignment Agreement. In connection with the purchase of or substitution for any such Mortgage Loan by Residential Funding, the Trustee shall assign to Residential Funding all of the Trustee's right, title and interest in respect of the Seller's Agreement and the Assignment Agreement applicable to such Mortgage Loan.

        Section 2.05 Execution and Authentication of Certificates/Issuance of Certificates Evidencing Interests in REMIC I.

               As provided in Section 2.05 of the Series Supplement.

        Section 2.06 Conveyance of Uncertificated REMIC I and REMIC II Regular Interests; Acceptance by the Trustee.

               As provided in Section 2.06 of the Series Supplement.

        Section 2.07 Issuance of Certificates Evidencing Interests in REMIC II.

               As provided in Section 2.07 of the Series Supplement.


        Section 2.08 Purposes and Powers of the Trust.

        The purpose of the trust, as created hereunder, is to engage in the following activities:

        (a) to sell the Certificates to the Company in exchange for the Mortgage Loans;

        (b) to enter into and perform its obligations under this Agreement;

        (c) to engage in those activities that are necessary, suitable or convenient to accomplish the foregoing or are incidental thereto or connected therewith; and

        (d) subject to compliance with this Agreement, to engage in such other activities as may be required in connection with conservation of the Trust Fund and the making of distributions to the Certificateholders.

        The trust is hereby authorized to engage in the foregoing activities. Notwithstanding the provisions of Section 11.01, the trust shall not engage in any activity other than in connection with the foregoing or other than as required or authorized by the terms of this Agreement while any Certificate is outstanding, and this Section 2.08 may not be amended, without the consent of the Certificateholders evidencing a majority of the aggregate Voting Rights of the Certificates.

                                   ARTICLE III

                                 ADMINISTRATION AND SERVICING
                                OF MORTGAGE LOANS

        Section 3.01  Master Servicer to Act as Servicer.

        (a) The Master Servicer shall service and administer the Mortgage Loans in accordance with the terms of this Agreement and the respective Mortgage Loans and shall have full power and authority, acting alone or through Subservicers as provided in Section 3.02, to do any and all things which it may deem necessary or desirable in connection with such servicing and administration. Without limiting the generality of the foregoing, the Master Servicer in its own name or in the name of a Subservicer is hereby authorized and empowered by the Trustee when the Master Servicer or the Subservicer, as the case may be, believes it appropriate in its best judgment, to execute and deliver, on behalf of the Certificateholders and the Trustee or any of them, any and all instruments of satisfaction or cancellation, or of partial or full release or discharge, or of consent to assumption or modification in connection with a proposed conveyance, or of assignment of any Mortgage and Mortgage Note in connection with the repurchase of a Mortgage Loan and all other comparable instruments, or with respect to the modification or re-recording of a Mortgage for the purpose of correcting the Mortgage, the subordination of the lien of the Mortgage in favor of a public utility company or government agency or unit with powers of eminent domain, the taking of a deed in lieu of foreclosure, the commencement, prosecution or completion of judicial or non-judicial foreclosure, the conveyance of a Mortgaged Property to the related Insurer, the acquisition of any property acquired by foreclosure or deed in lieu of foreclosure, or the management, marketing and conveyance of any property acquired by foreclosure or deed in lieu of foreclosure with respect to the Mortgage Loans and with respect to the Mortgaged Properties. The Master Servicer further is authorized and empowered by the Trustee, on behalf of the Certificateholders and the Trustee, in its own name or in the name of the Subservicer, when the Master Servicer or the Subservicer, as the case may be, believes it is appropriate in its best judgment to register any Mortgage Loan on the MERS(R) System, or cause the removal from the registration of any Mortgage Loan on the MERS(R) System, to execute and deliver, on behalf of the Trustee and the Certificateholders or any of them, any and all instruments of assignment and other comparable instruments with respect to such assignment or re- recording of a Mortgage in the name of MERS, solely as nominee for the Trustee and its successors and assigns. Any expenses incurred in connection with the actions described in the preceding sentence shall be borne by the Master Servicer in accordance with Section 3.16(c), with no right of reimbursement; provided, that if, as a result of MERS discontinuing or becoming unable to continue operations in connection with the MERS System, it becomes necessary to remove any Mortgage Loan from registration on the MERS System and to arrange for the assignment of the related Mortgages to the Trustee, then any related expenses shall be reimbursable to the Master Servicer. Notwithstanding the foregoing, subject to Section 3.07(a), the Master Servicer shall not permit any modification with respect to any Mortgage Loan that would both constitute a sale or exchange of such Mortgage Loan within the meaning of Section 1001 of the Code and any proposed, temporary or final regulations promulgated thereunder (other than in connection with a proposed conveyance or assumption of such Mortgage Loan that is treated as a Principal Prepayment in Full pursuant to Section 3.13(d) hereof) and cause any REMIC formed under the Series Supplement to fail to qualify as a REMIC under the Code. The Trustee shall furnish the Master Servicer with any powers of attorney and other documents necessary or appropriate to enable the Master Servicer to service and administer the Mortgage Loans. The Trustee shall not be liable for any action taken by the Master Servicer or any Subservicer pursuant to such powers of attorney. In servicing and administering any Nonsubserviced Mortgage Loan, the Master Servicer shall, to the extent not inconsistent with this Agreement, comply with the Program Guide as if it were the originator of such Mortgage Loan and had retained the servicing rights and obligations in respect thereof. In connection with servicing and administering the Mortgage Loans, the Master Servicer and any Affiliate of the Master Servicer (i) may perform services such as appraisals and brokerage services that are not customarily provided by servicers of mortgage loans, and shall be entitled to reasonable compensation therefor in accordance with Section 3.10 and (ii) may, at its own discretion and on behalf of the Trustee, obtain credit information in the form of a "credit score" from a credit repository.

        (b) All costs incurred by the Master Servicer or by Subservicers in effecting the timely payment of taxes and assessments on the properties subject to the Mortgage Loans shall not, for the purpose of calculating monthly distributions to the Certificateholders, be added to the amount owing under the related Mortgage Loans, notwithstanding that the terms of such Mortgage Loan so permit, and such costs shall be recoverable to the extent permitted by Section 3.10(a)(ii).

        (c) The Master Servicer may enter into one or more agreements in connection with the offering of pass-through certificates evidencing interests in one or more of the Certificates providing for the payment by the Master Servicer of amounts received by the Master Servicer as servicing compensation hereunder and required to cover certain Prepayment Interest Shortfalls on the Mortgage Loans, which payment obligation will thereafter be an obligation of the Master Servicer hereunder.

        Section 3.02 Subservicing Agreements Between Master Servicer and Subservicers; Enforcement of Subservicers' and Sellers' Obligations.

        (a) The Master Servicer may continue in effect Subservicing Agreements entered into by Residential Funding and Subservicers prior to the execution and delivery of this Agreement, and may enter into new Subservicing Agreements with Subservicers, for the servicing and administration of all or some of the Mortgage Loans. Each Subservicer of a Mortgage Loan shall be entitled to receive and retain, as provided in the related Subservicing Agreement and in Section 3.07, the related Subservicing Fee from payments of interest received on such Mortgage Loan after payment of all amounts required to be remitted to the Master Servicer in respect of such Mortgage Loan. For any Mortgage Loan that is a Nonsubserviced Mortgage Loan, the Master Servicer shall be entitled to receive and retain an amount equal to the Subservicing Fee from payments of interest. Unless the context otherwise requires, references in this Agreement to actions taken or to be taken by the Master Servicer in servicing the Mortgage Loans include actions taken or to be taken by a Subservicer on behalf of the Master Servicer. Each Subservicing Agreement will be upon such terms and conditions as are generally required or permitted by the Program Guide and are not inconsistent with this Agreement and as the Master Servicer and the Subservicer have agreed. A representative form of Subservicing Agreement is attached to this Agreement as Exhibit E. With the approval of the Master Servicer, a Subservicer may delegate its servicing obligations to third-party servicers, but such Subservicer will remain obligated under the related Subservicing Agreement. The Master Servicer and a Subservicer may enter into amendments thereto or a different form of Subservicing Agreement, and the form referred to or included in the Program Guide is merely provided for information and shall not be deemed to limit in any respect the discretion of the Master Servicer to modify or enter into different Subservicing Agreements; provided, however, that any such amendments or different forms shall be consistent with and not violate the provisions of either this Agreement or the Program Guide in a manner which would materially and adversely affect the interests of the Certificateholders. The Program Guide and any other Subservicing Agreement entered into between the Master Servicer and any Subservicer shall require the Subservicer to accurately and fully report its borrower credit files to each of the Credit Repositories in a timely manner.

        (b) As part of its servicing activities hereunder, the Master Servicer, for the benefit of the Trustee and the Certificateholders, shall use its best reasonable efforts to enforce the obligations of each Subservicer under the related Subservicing Agreement and of each Seller under the related Seller's Agreement insofar as the Company's rights with respect to such obligation has been assigned to the Trustee hereunder, to the extent that the non-performance of any such Seller's obligation would have a material and adverse effect on a Mortgage Loan, including, without limitation, the obligation to purchase a Mortgage Loan on account of defective documentation, as described in Section 2.02, or on account of a breach of a representation or warranty, as described in Section 2.04. Such enforcement, including, without limitation, the legal prosecution of claims, termination of Subservicing Agreements or Seller's Agreements, as appropriate, and the pursuit of other appropriate remedies, shall be in such form and carried out to such an extent and at such time as the Master Servicer would employ in its good faith business judgment and which are normal and usual in its general mortgage servicing activities. The Master Servicer shall pay the costs of such enforcement at its own expense, and shall be reimbursed therefor only (i) from a general recovery resulting from such enforcement to the extent, if any, that such recovery exceeds all amounts due in respect of the related Mortgage Loan or
(ii) from a specific recovery of costs, expenses or attorneys fees against the party against whom such enforcement is directed. For purposes of clarification only, the parties agree that the foregoing is not intended to, and does not, limit the ability of the Master Servicer to be reimbursed for expenses that are incurred in connection with the enforcement of a Seller's obligations (insofar as the Company's rights with respect to such Seller's obligations have been assigned to the Trustee hereunder) and are reimbursable pursuant to Section 3.10(a)(viii).

        Section 3.03  Successor Subservicers.

        The Master Servicer shall be entitled to terminate any Subservicing Agreement that may exist in accordance with the terms and conditions of such Subservicing Agreement and without any limitation by virtue of this Agreement; provided, however, that in the event of termination of any Subservicing Agreement by the Master Servicer or the Subservicer, the Master Servicer shall either act as servicer of the related Mortgage Loan or enter into a Subservicing Agreement with a successor Subservicer which will be bound by the terms of the related Subservicing Agreement. If the Master Servicer or any Affiliate of Residential Funding acts as servicer, it will not assume liability for the representations and warranties of the Subservicer which it replaces. If the Master Servicer enters into a Subservicing Agreement with a successor
Subservicer, the Master Servicer shall use reasonable efforts to have the successor Subservicer assume liability for the representations and warranties made by the terminated Subservicer in respect of the related Mortgage Loans and, in the event of any such assumption by the successor Subservicer, the Master Servicer may, in the exercise of its business judgment, release the terminated Subservicer from liability for such representations and warranties.

        Section 3.04  Liability of the Master Servicer.

        Notwithstanding any Subservicing Agreement, any of the provisions of this Agreement relating to agreements or arrangements between the Master Servicer or a Subservicer or reference to actions taken through a Subservicer or otherwise, the Master Servicer shall remain obligated and liable to the Trustee and the Certificateholders for the servicing and administering of the Mortgage Loans in accordance with the provisions of Section 3.01 without diminution of such obligation or liability by virtue of such Subservicing Agreements or arrangements or by virtue of indemnification from the Subservicer or the Company and to the same extent and under the same terms and conditions as if the Master Servicer alone were servicing and administering the Mortgage Loans. The Master Servicer shall be entitled to enter into any agreement with a Subservicer or Seller for indemnification of the Master Servicer and nothing contained in this Agreement shall be deemed to limit or modify such indemnification.

          Section 3.05 No Contractual Relationship Between Subservicer and Trustee or Certificateholders.

        Any Subservicing Agreement that may be entered into and any other transactions or services relating to the Mortgage Loans involving a Subservicer in its capacity as such and not as an originator shall be deemed to be between the Subservicer and the Master Servicer alone and the Trustee and the Certificateholders shall not be deemed parties thereto and shall have no claims, rights, obligations, duties or liabilities with respect to the Subservicer in its capacity as such except as set forth in Section 3.06. The foregoing provision shall not in any way limit a Subservicer's obligation to cure an omission or defect or to repurchase a Mortgage Loan as referred to in Section
2.02 hereof.

          Section 3.06 Assumption or Termination of Subservicing Agreements by Trustee.

        (a) If the Master Servicer shall for any reason no longer be the master servicer (including by reason of an Event of Default), the Trustee, its designee or its successor shall thereupon assume all of the rights and obligations of the Master Servicer under each Subservicing Agreement that may have been entered into. The Trustee, its designee or the successor servicer for the Trustee shall be deemed to have assumed all of the Master Servicer's interest therein and to have replaced the Master Servicer as a party to the Subservicing Agreement to the same extent as if the Subservicing Agreement had been assigned to the assuming party except that the Master Servicer shall not thereby be relieved of any liability or obligations under the Subservicing Agreement.

        (b) The Master Servicer shall, upon request of the Trustee but at the expense of the Master Servicer, deliver to the assuming party all documents and records relating to each Subservicing Agreement and the Mortgage Loans then being serviced and an accounting of amounts collected and held by it and otherwise use its best efforts to effect the orderly and efficient transfer of each Subservicing Agreement to the assuming party.

          Section 3.07 Collection of Certain Mortgage Loan Payments; Deposits to Custodial Account.

        (a) The Master Servicer shall make reasonable efforts to collect all payments called for under the terms and provisions of the Mortgage Loans, and shall, to the extent such procedures shall be consistent with this Agreement and the terms and provisions of any related Primary Insurance Policy, follow such collection procedures as it would employ in its good faith business judgment and which are normal and usual in its general mortgage servicing activities. Consistent with the foregoing, the Master Servicer may in its discretion (i) waive any late payment charge or any prepayment charge or penalty interest in connection with the prepayment of a Mortgage Loan and (ii) extend the Due Date for payments due on a Mortgage Loan in accordance with the Program Guide; provided, however, that the Master Servicer shall first determine that any such waiver or extension will not impair the coverage of any related Primary
Insurance Policy or materially adversely affect the lien of the related Mortgage. Notwithstanding anything in this Section to the contrary, the Master Servicer or any Subservicer shall not enforce any prepayment charge to the extent that such enforcement would violate any applicable law. In the event of any such arrangement, the Master Servicer shall make timely advances on the related Mortgage Loan during the scheduled period in accordance with the amortization schedule of such Mortgage Loan without modification thereof by reason of such arrangements unless otherwise agreed to by the Holders of the Classes of Certificates affected thereby; provided, however, that no such extension shall be made if any such advance would be a Nonrecoverable Advance. Consistent with the terms of this Agreement, the Master Servicer may also waive, modify or vary any term of any Mortgage Loan or consent to the postponement of strict compliance with any such term or in any manner grant indulgence to any Mortgagor if in the Master Servicer's determination such waiver, modification, postponement or indulgence is not materially adverse to the interests of the Certificateholders (taking into account any estimated Realized Loss that might result absent such action); provided, however, that the Master Servicer may not modify materially or permit any Subservicer to modify any Mortgage Loan, including without limitation any modification that would change the Mortgage Rate, forgive the payment of any principal or interest (unless in connection with the liquidation of the related Mortgage Loan or except in connection with prepayments to the extent that such reamortization is not inconsistent with the terms of the Mortgage Loan), capitalize any amounts owing on the Mortgage Loan by adding such amount to the outstanding principal balance of the Mortgage Loan, or extend the final maturity date of such Mortgage Loan, unless such Mortgage Loan is in default or, in the judgment of the Master Servicer, such default is reasonably foreseeable; provided, further, that (1) no such modification shall reduce the interest rate on a Mortgage Loan below one-half of the Mortgage Rate as in effect on the Cut-Off Date, but not less than the sum of the rates at which the Servicing Fee and the Subservicing Fee with respect to such Mortgage Loan accrues plus the rate at which the premium paid to the Certificate Insurer, if any, accrues, (2) the final maturity date for any Mortgage Loan shall not be extended beyond the Maturity Date, (3) the Stated Principal Balance of all Reportable Modified Mortgage Loans subject to Servicing Modifications (measured at the time of the Servicing Modification and after giving effect to any Servicing Modification) can be no more than five percent of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date, unless such limit is increased from time to time with the consent of the Rating Agencies and the Certificate Insurer, if any. In addition, any amounts owing on a Mortgage Loan added to the outstanding principal balance of such Mortgage Loan must be fully amortized over the remaining term of such Mortgage Loan, and such amounts may be added to the outstanding principal balance of a Mortgage Loan only once during the life of such Mortgage Loan. Also, the addition of such amounts described in the preceding sentence shall be implemented in accordance with the Program Guide and may be implemented only by Subservicers that have been approved by the Master Servicer for such purpose. In connection with any Curtailment of a Mortgage Loan, the Master Servicer, to the extent not inconsistent with the terms of the Mortgage Note and local law and practice, may permit the Mortgage Loan to be reamortized such that the Monthly Payment is recalculated as an amount that will fully amortize the remaining Stated Principal Balance thereof by the original Maturity Date based on the original Mortgage Rate; provided, that such re-amortization shall not be permitted if it would constitute a reissuance of the Mortgage Loan for federal income tax purposes, except if such reissuance is described in Treasury Regulation Section 1.860G-2(b)(3).

        (b) The Master Servicer shall establish and maintain a Custodial Account in which the Master Servicer shall deposit or cause to be deposited on a daily basis, except as otherwise specifically provided herein, the following payments and collections remitted by Subservicers or received by it in respect of the Mortgage Loans subsequent to the Cut-off Date (other than in respect of principal and interest on the Mortgage Loans due on or before the Cut-off Date):

                      (i) All payments on account of principal, including Principal Prepayments made by Mortgagors on the Mortgage Loans and the principal component of any Subservicer Advance or of any REO Proceeds received in connection with an REO Property for which an REO Disposition has occurred;

                      (ii) All  payments on account of interest at the  Adjusted
               Mortgage Rate on the Mortgage Loans, including Buydown Funds, if any, and the interest component of any Subservicer Advance or of any REO Proceeds received in connection with an REO Property for which an REO Disposition has occurred;

                      (iii)  Insurance  Proceeds,   Subsequent   Recoveries  and
               Liquidation   Proceeds  (net  of  any  related  expenses  of  the
               Subservicer);

                      (iv) All proceeds of any Mortgage Loans purchased pursuant to Section 2.02, 2.03, 2.04 or 4.07 and all amounts required to be deposited in connection with the substitution of a Qualified Substitute Mortgage Loan pursuant to Section 2.03 or 2.04;

                      (v) Any  amounts  required  to be  deposited  pursuant  to
               Section 3.07(c) or 3.21;

                      (vi) All amounts  transferred from the Certificate Account to the Custodial Account in accordance with Section 4.02(a);

                      (vii) Any amounts realized by the Subservicer and received by the Master  Servicer in respect of any Additional  Collateral;
               and

                      (viii) Any  amounts  received  by the Master  Servicer  in respect of Pledged Assets.

        The foregoing requirements for deposit in the Custodial Account shall be exclusive, it being understood and agreed that, without limiting the generality of the foregoing, payments on the Mortgage Loans which are not part of the Trust Fund (consisting of payments in respect of principal and interest on the Mortgage Loans due on or before the Cut-off Date) and payments or collections in the nature of prepayment charges or late payment charges or assumption fees may but need not be deposited by the Master Servicer in the Custodial Account. In the event any amount not required to be deposited in the Custodial Account is so deposited, the Master Servicer may at any time withdraw such amount from the Custodial Account, any provision herein to the contrary notwithstanding. The Custodial Account may contain funds that belong to one or more trust funds created for mortgage pass-through certificates of other series and may contain other funds respecting payments on mortgage loans belonging to the Master
Servicer or serviced or master serviced by it on behalf of others. Notwithstanding such commingling of funds, the Master Servicer shall keep records that accurately reflect the funds on deposit in the Custodial Account that have been identified by it as being attributable to the Mortgage Loans.

        With respect to Insurance Proceeds, Liquidation Proceeds, REO Proceeds and the proceeds of the purchase of any Mortgage Loan pursuant to Sections 2.02, 2.03, 2.04 and 4.07 received in any calendar month, the Master Servicer may elect to treat such amounts as included in the Available Distribution Amount for the Distribution Date in the month of receipt, but is not obligated to do so. If the Master Servicer so elects, such amounts will be deemed to have been received (and any related Realized Loss shall be deemed to have occurred) on the last day of the month prior to the receipt thereof.

        (c) The Master Servicer shall use its best efforts to cause the institution maintaining the Custodial Account to invest the funds in the Custodial Account attributable to the Mortgage Loans in Permitted Investments which shall mature not later than the Certificate Account Deposit Date next following the date of such investment (with the exception of the Amount Held for Future Distribution) and which shall not be sold or disposed of prior to their maturities. All income and gain realized from any such investment shall be for the benefit of the Master Servicer as additional servicing compensation and shall be subject to its withdrawal or order from time to time. The amount of any losses incurred in respect of any such investments attributable to the investment of amounts in respect of the Mortgage Loans shall be deposited in the Custodial Account by the Master Servicer out of its own funds immediately as realized without any right of reimbursement.

        (d) The Master Servicer shall give notice to the Trustee and the Company of any change in the location of the Custodial Account and the location of the Certificate Account prior to the use thereof.

        Section 3.08  Subservicing Accounts; Servicing Accounts.

        (a) In those cases where a Subservicer is servicing a Mortgage Loan pursuant to a Subservicing Agreement, the Master Servicer shall cause the Subservicer, pursuant to the Subservicing Agreement, to establish and maintain one or more Subservicing Accounts which shall be an Eligible Account or, if such account is not an Eligible Account, shall generally satisfy the requirements of the Program Guide and be otherwise acceptable to the Master Servicer and each Rating Agency. The Subservicer will be required thereby to deposit into the Subservicing Account on a daily basis all proceeds of Mortgage Loans received by the Subservicer, less its Subservicing Fees and unreimbursed advances and expenses, to the extent permitted by the Subservicing Agreement. If the Subservicing Account is not an Eligible Account, the Master Servicer shall be deemed to have received such monies upon receipt thereof by the Subservicer. The Subservicer shall not be required to deposit in the Subservicing Account payments or collections in the nature of prepayment charges or late charges or assumption fees. On or before the date specified in the Program Guide, but in no event later than the Determination Date, the Master Servicer shall cause the Subservicer, pursuant to the Subservicing Agreement, to remit to the Master Servicer for deposit in the Custodial Account all funds held in the Subservicing Account with respect to each Mortgage Loan serviced by such Subservicer that are required to be remitted to the Master Servicer. The Subservicer will also be required, pursuant to the Subservicing Agreement, to advance on such scheduled date of remittance amounts equal to any scheduled monthly installments of principal and interest less its Subservicing Fees on any Mortgage Loans for which payment was not received by the Subservicer. This obligation to advance with respect to each Mortgage Loan will continue up to and including the first of the month following the date on which the related Mortgaged Property is sold at a foreclosure sale or is acquired by the Trust Fund by deed in lieu of foreclosure or otherwise. All such advances received by the Master Servicer shall be deposited promptly by it in the Custodial Account.

        (b) The Subservicer may also be required, pursuant to the Subservicing Agreement, to remit to the Master Servicer for deposit in the Custodial Account interest at the Adjusted Mortgage Rate (or Modified Net Mortgage Rate plus the rate per annum at which the Servicing Fee accrues in the case of a Modified Mortgage Loan) on any Curtailment received by such Subservicer in respect of a Mortgage Loan from the related Mortgagor during any month that is to be applied by the Subservicer to reduce the unpaid principal balance of the related Mortgage Loan as of the first day of such month, from the date of application of such Curtailment to the first day of the following month. Any amounts paid by a Subservicer pursuant to the preceding sentence shall be for the benefit of the Master Servicer as additional servicing compensation and shall be subject to its withdrawal or order from time to time pursuant to Sections 3.10(a)(iv) and (v).

        (c) In addition to the Custodial Account and the Certificate Account, the Master Servicer shall for any Nonsubserviced Mortgage Loan, and shall cause the Subservicers for Subserviced Mortgage Loans to, establish and maintain one or more Servicing Accounts and deposit and retain therein all collections from the Mortgagors (or advances from Subservicers) for the payment of taxes, assessments, hazard insurance premiums, Primary Insurance Policy premiums, if applicable, or comparable items for the account of the Mortgagors. Each Servicing Account shall satisfy the requirements for a Subservicing Account and, to the extent permitted by the Program Guide or as is otherwise acceptable to the Master Servicer, may also function as a Subservicing Account. Withdrawals of amounts related to the Mortgage Loans from the Servicing Accounts may be made only to effect timely payment of taxes, assessments, hazard insurance premiums, Primary Insurance Policy premiums, if applicable, or comparable items, to reimburse the Master Servicer or Subservicer out of related collections for any payments made pursuant to Sections 3.11 (with respect to the Primary Insurance Policy) and 3.12(a) (with respect to hazard insurance), to refund to any Mortgagors any sums as may be determined to be overages, to pay interest, if required, to Mortgagors on balances in the Servicing Account or to clear and terminate the Servicing Account at the termination of this Agreement in accordance with Section 9.01 or in accordance with the Program Guide. As part of its servicing duties, the Master Servicer shall, and the Subservicers will, pursuant to the Subservicing Agreements, be required to pay to the Mortgagors interest on funds in this account to the extent required by law.

        (d) The Master Servicer shall advance the payments referred to in the preceding subsection that are not timely paid by the Mortgagors or advanced by the Subservicers on the date when the tax, premium or other cost for which such payment is intended is due, but the Master Servicer shall be required so to advance only to the extent that such advances, in the good faith judgment of the Master Servicer, will be recoverable by the Master Servicer out of Insurance Proceeds, Liquidation Proceeds or otherwise.

          Section 3.09 Access to Certain Documentation and Information Regarding the Mortgage Loans.

        If   compliance   with  this  Section  3.09  shall  make  any  Class  of
Certificates legal for investment by federally insured savings and loan associations, the Master Servicer shall provide, or cause the Subservicers to provide, to the Trustee, the Office of Thrift Supervision or the FDIC and the supervisory agents and examiners thereof access to the documentation regarding the Mortgage Loans required by applicable regulations of the Office of Thrift Supervision, such access being afforded without charge but only upon reasonable request and during normal business hours at the offices designated by the Master Servicer. The Master Servicer shall permit such representatives to photocopy any such documentation and shall provide equipment for that purpose at a charge reasonably approximating the cost of such photocopying to the Master Servicer.

        Section 3.10  Permitted Withdrawals from the Custodial Account.

        (a) The Master Servicer may, from time to time as provided herein, make withdrawals from the Custodial Account of amounts on deposit therein pursuant to
Section 3.07 that are attributable to the Mortgage Loans for the following purposes:

                      (i) to make deposits into the  Certificate  Account in the amounts and in the manner provided for in Section 4.01;

                      (ii) to reimburse  itself or the related  Subservicer  for previously unreimbursed Advances, Servicing Advances or other expenses made pursuant to Sections 3.01, 3.07(a), 3.08, 3.11, 3.12(a), 3.14 and 4.04 or otherwise reimbursable pursuant to the terms of this Agreement, such withdrawal right being limited to amounts received on the related Mortgage Loans (including, for this purpose, REO Proceeds, Insurance Proceeds, Liquidation Proceeds and proceeds from the purchase of a Mortgage Loan pursuant to Section 2.02, 2.03, 2.04 or 4.07) which represent (A) Late Collections of Monthly Payments for which any such advance was made in the case of Subservicer Advances or Advances pursuant to Section 4.04 and (B) recoveries of amounts in respect of which such advances were made in the case of Servicing Advances;

                      (iii) to pay to itself or the related  Subservicer (if not previously retained by such Subservicer) out of each payment received by the Master Servicer on account of interest on a
               Mortgage Loan as contemplated by Sections 3.14 and 3.16, an amount equal to that remaining portion of any such payment as to interest (but not in excess of the Servicing Fee and the Subservicing Fee, if not previously retained) which, when deducted, will result in the remaining amount of such interest being interest at the Net Mortgage Rate (or Modified Net Mortgage Rate in the case of a Modified Mortgage Loan) on the amount specified in the amortization schedule of the related Mortgage Loan as the principal balance thereof at the beginning of the period respecting which such interest was paid after giving effect to any previous Curtailments;

                      (iv) to pay to itself as additional servicing compensation any interest or investment income earned on funds and other property deposited in or credited to the Custodial Account that it is entitled to withdraw pursuant to Section 3.07(c);

                      (v) to pay to itself as additional servicing  compensation any Foreclosure Profits, any amounts remitted by Subservicers as interest in respect of Curtailments pursuant to Section 3.08(b), and any amounts paid by a Mortgagor in connection with a Principal Prepayment in Full in respect of interest for any period during the calendar month in which such Principal Prepayment in Full is to be distributed to the Certificateholders;

                      (vi) to pay to itself, a Subservicer, a Seller, Residential Funding, the Company or any other appropriate Person, as the case may be, with respect to each Mortgage Loan or property acquired in respect thereof that has been purchased or otherwise transferred pursuant to Section 2.02, 2.03, 2.04, 4.07 or 9.01, all amounts received thereon and not required to be distributed to the Certificateholders as of the date on which the related Stated Principal Balance or Purchase Price is determined;

                      (vii) to reimburse  itself or the related  Subservicer for any Nonrecoverable Advance or Advances in the manner and to the extent provided in subsection (c) below, and any Advance or Servicing Advance made in connection with a modified Mortgage Loan that is in default or, in the judgment of the Master Servicer, default is reasonably foreseeable pursuant to Section 3.07(a), to the extent the amount of the Advance or Servicing Advance was added to the Stated Principal Balance of the Mortgage Loan in a prior calendar month, or any Advance reimbursable to the Master Servicer pursuant to Section 4.02(a);

                      (viii) to  reimburse  itself or the Company  for  expenses incurred by and reimbursable to it or the Company pursuant to Sections 3.01(a), 3.11, 3.13, 3.14(c), 6.03, 10.01 or otherwise, or in connection with enforcing, in accordance with this Agreement, any repurchase, substitution or indemnification obligation of any Seller (other than an Affiliate of the Company) pursuant to the related Seller's Agreement;

                      (ix) to reimburse itself for Servicing  Advances  expended by it (a) pursuant to Section 3.14 in good faith in connection with the restoration of property damaged by an Uninsured Cause, and (b) in connection with the liquidation of a Mortgage Loan or disposition of an REO Property to the extent not otherwise reimbursed pursuant to clause (ii) or (viii) above; and

                      (x) to  withdraw  any amount  deposited  in the  Custodial
               Account that was not required to be deposited therein pursuant to
               Section 3.07.

        (b) Since,  in  connection  with  withdrawals  pursuant to clauses (ii),
(iii), (v) and (vi), the Master Servicer's entitlement thereto is limited to collections or other recoveries on the related Mortgage Loan, the Master Servicer shall keep and maintain separate accounting, on a Mortgage

Loan by Mortgage Loan basis, for the purpose of justifying any withdrawal from the Custodial Account pursuant to such clauses.

        (c) The Master Servicer shall be entitled to reimburse itself or the related Subservicer for any advance made in respect of a Mortgage Loan that the Master Servicer determines to be a Nonrecoverable Advance by withdrawal from the Custodial Account of amounts on deposit therein attributable to the Mortgage Loans on any Certificate Account Deposit Date succeeding the date of such determination. Such right of reimbursement in respect of a Nonrecoverable Advance relating to an Advance pursuant to Section 4.04 on any such Certificate Account Deposit Date shall be limited to an amount not exceeding the portion of such advance previously paid to Certificateholders (and not theretofore reimbursed to the Master Servicer or the related Subservicer).

          Section  3.11   Maintenance   of  the  Primary   Insurance   Policies;
               Collections Thereunder.

        (a) The Master Servicer shall not take, or permit any Subservicer to take, any action which would result in non-coverage under any applicable Primary Insurance Policy of any loss which, but for the actions of the Master Servicer or Subservicer, would have been covered thereunder. To the extent coverage is available, the Master Servicer shall keep or cause to be kept in full force and effect each such Primary Insurance Policy until the principal balance of the related Mortgage Loan secured by a Mortgaged Property is reduced to 80% or less of the Appraised Value in the case of such a Mortgage Loan having a Loan-to-Value Ratio at origination in excess of 80%, provided that such Primary Insurance Policy was in place as of the Cut-off Date and the Company had knowledge of such Primary Insurance Policy. The Master Servicer shall be entitled to cancel or permit the discontinuation of any Primary Insurance Policy as to any Mortgage Loan, if the Stated Principal Balance of the Mortgage Loan is reduced below an amount equal to 80% of the appraised value of the related Mortgaged Property as determined in any appraisal thereof after the Closing Date, or if the Loan-to-Value Ratio is reduced below 80% as a result of principal payments on the Mortgage Loan after the Closing Date. In the event that the Company gains knowledge that as of the Closing Date, a Mortgage Loan had a Loan-to-Value Ratio at origination in excess of 80% and is not the subject of a Primary Insurance Policy (and was not included in any exception to the representation in Section 2.03(b)(iv)) and that such Mortgage Loan has a current Loan-to-Value Ratio in excess of 80% then the Master Servicer shall use its reasonable efforts to obtain and maintain a Primary Insurance Policy to the extent that such a policy is obtainable at a reasonable price. The Master Servicer shall not cancel or refuse to renew any such Primary Insurance Policy applicable to a Nonsubserviced Mortgage Loan, or consent to any Subservicer canceling or refusing to renew any such Primary Insurance Policy applicable to a Mortgage Loan subserviced by it, that is in effect at the date of the initial issuance of the Certificates and is required to be kept in force hereunder unless the replacement Primary Insurance Policy for such canceled or non-renewed policy is maintained with an insurer whose claims-paying ability is acceptable to each Rating Agency for mortgage pass-through certificates having a rating equal to or better than the lower of the then-current rating or the rating assigned to the Certificates as of the Closing Date by such Rating Agency.

        (b) In connection with its activities as administrator and servicer of the Mortgage Loans, the Master Servicer agrees to present or to cause the related Subservicer to present, on behalf of the Master Servicer, the Subservicer, if any, the Trustee and Certificateholders, claims to the related

Insurer under any Primary Insurance Policies, in a timely manner in accordance with such policies, and, in this regard, to take or cause to be taken such reasonable action as shall be necessary to permit recovery under any Primary Insurance Policies respecting defaulted Mortgage Loans. Pursuant to Section 3.07, any Insurance Proceeds collected by or remitted to the Master Servicer under any Primary Insurance Policies shall be deposited in the Custodial Account, subject to withdrawal pursuant to Section 3.10.

          Section 3.12 Maintenance of Fire Insurance and Omissions and Fidelity Coverage.

        (a) The Master Servicer shall cause to be maintained for each Mortgage Loan (other than a Cooperative Loan) fire insurance with extended coverage in an amount which is equal to the lesser of the principal balance owing on such Mortgage Loan or 100 percent of the insurable value of the improvements; provided, however, that such coverage may not be less than the minimum amount required to fully compensate for any loss or damage on a replacement cost basis. To the extent it may do so without breaching the related Subservicing Agreement, the Master Servicer shall replace any Subservicer that does not cause such insurance, to the extent it is available, to be maintained. The Master Servicer shall also cause to be maintained on property acquired upon foreclosure, or deed in lieu of foreclosure, of any Mortgage Loan (other than a Cooperative Loan), fire insurance with extended coverage in an amount which is at least equal to the amount necessary to avoid the application of any co-insurance clause contained in the related hazard insurance policy. Pursuant to Section 3.07, any amounts collected by the Master Servicer under any such policies (other than amounts to be applied to the restoration or repair of the related Mortgaged Property or property thus acquired or amounts released to the Mortgagor in accordance with the Master Servicer's normal servicing procedures) shall be deposited in the Custodial Account, subject to withdrawal pursuant to Section
3.10. Any cost incurred by the Master Servicer in maintaining any such insurance shall not, for the purpose of calculating monthly distributions to the Certificateholders, be added to the amount owing under the Mortgage Loan, notwithstanding that the terms of the Mortgage Loan so permit. Such costs shall be recoverable by the Master Servicer out of related late payments by the Mortgagor or out of Insurance Proceeds and Liquidation Proceeds to the extent permitted by Section 3.10. It is understood and agreed that no earthquake or other additional insurance is to be required of any Mortgagor or maintained on property acquired in respect of a Mortgage Loan other than pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance. Whenever the improvements securing a Mortgage Loan (other than a Cooperative Loan) are located at the time of origination of such Mortgage Loan in a federally designated special flood hazard area, the Master Servicer shall cause flood insurance (to the extent available) to be maintained in respect thereof. Such flood insurance shall be in an amount equal to the lesser of (i) the amount required to compensate for any loss or damage to the Mortgaged Property on a replacement cost basis and (ii) the maximum amount of such insurance available for the related Mortgaged Property under the national flood insurance program (assuming that the area in which such Mortgaged Property is located is participating in such program).

        If the Master Servicer shall obtain and maintain a blanket fire insurance policy with extended coverage insuring against hazard losses on all of the Mortgage Loans, it shall conclusively be deemed to have satisfied its obligations as set forth in the first sentence of this Section 3.12(a), it being understood and agreed that such policy may contain a deductible clause, in which case the Master Servicer shall, in the event that there shall not have been maintained on the related

Mortgaged Property a policy complying with the first sentence of this Section 3.12(a) and there shall have been a loss which would have been covered by such policy, deposit in the Certificate Account the amount not otherwise payable under the blanket policy because of such deductible clause. Any such deposit by the Master Servicer shall be made on the Certificate Account Deposit Date next preceding the Distribution Date which occurs in the month following the month in which payments under any such policy would have been deposited in the Custodial Account. In connection with its activities as administrator and servicer of the Mortgage Loans, the Master Servicer agrees to present, on behalf of itself, the Trustee and the Certificateholders, claims under any such blanket policy.

        (b) The Master Servicer shall obtain and maintain at its own expense and keep in full force and effect throughout the term of this Agreement a blanket fidelity bond and an errors and omissions insurance policy covering the Master Servicer's officers and employees and other persons acting on behalf of the Master Servicer in connection with its activities under this Agreement. The amount of coverage shall be at least equal to the coverage that would be required by Fannie Mae or Freddie Mac, whichever is greater, with respect to the Master Servicer if the Master Servicer were servicing and administering the Mortgage Loans for Fannie Mae or Freddie Mac. In the event that any such bond or policy ceases to be in effect, the Master Servicer shall obtain a comparable replacement bond or policy from an issuer or insurer, as the case may be, meeting the requirements, if any, of the Program Guide and acceptable to the Company. Coverage of the Master Servicer under a policy or bond obtained by an Affiliate of the Master Servicer and providing the coverage required by this
Section 3.12(b) shall satisfy the requirements of this Section 3.12(b).

          Section 3.13 Enforcement of Due-on-Sale Clauses; Assumption and Modification Agreements; Certain Assignments.

        (a) When any Mortgaged Property is conveyed by the Mortgagor, the Master Servicer or Subservicer, to the extent it has knowledge of such conveyance, shall enforce any due-on-sale clause contained in any Mortgage Note or Mortgage, to the extent permitted under applicable law and governmental regulations, but only to the extent that such enforcement will not adversely affect or jeopardize coverage under any Required Insurance Policy. Notwithstanding the foregoing:

                      (i) the  Master  Servicer  shall  not be  deemed  to be in default under this Section 3.13(a) by reason of any transfer or assumption which the Master Servicer is restricted by law from preventing; and

                      (ii) if the Master Servicer determines that it is reasonably likely that any Mortgagor will bring, or if any Mortgagor does bring, legal action to declare invalid or otherwise avoid enforcement of a due-on-sale clause contained in any Mortgage Note or Mortgage, the Master Servicer shall not be required to enforce the due-on-sale clause or to contest such action.

        (b) Subject to the Master Servicer's duty to enforce any due-on-sale clause to the extent set forth in Section 3.13(a), in any case in which a Mortgaged Property is to be conveyed to a Person by a Mortgagor, and such Person is to enter into an assumption or modification agreement or supplement to the Mortgage Note or Mortgage which requires the signature of the Trustee, or if an instrument of release signed by the Trustee is required releasing the Mortgagor from liability on the

Mortgage Loan, the Master Servicer is authorized, subject to the requirements of the sentence next following, to execute and deliver, on behalf of the Trustee, the assumption agreement with the Person to whom the Mortgaged Property is to be conveyed and such modification agreement or supplement to the Mortgage Note or Mortgage or other instruments as are reasonable or necessary to carry out the terms of the Mortgage Note or Mortgage or otherwise to comply with any applicable laws regarding assumptions or the transfer of the Mortgaged Property to such Person; provided, however, none of such terms and requirements shall either (i) both (A) constitute a "significant modification" effecting an exchange or reissuance of such Mortgage Loan under the REMIC Provisions and (B) cause any portion of any REMIC formed under the Series Supplement to fail to qualify as a REMIC under the Code or (subject to Section 10.01(f)), result in the imposition of any tax on "prohibited transactions" or (ii) constitute
"contributions"  after the start-up date under the REMIC Provisions.  The Master
Servicer shall execute and deliver such documents only if it reasonably determines that (i) its execution and delivery thereof will not conflict with or violate any terms of this Agreement or cause the unpaid balance and interest on the Mortgage Loan to be uncollectible in whole or in part, (ii) any required consents of insurers under any Required Insurance Policies have been obtained and (iii) subsequent to the closing of the transaction involving the assumption or transfer (A) the Mortgage Loan will continue to be secured by a first mortgage lien pursuant to the terms of the Mortgage, (B) such transaction will not adversely affect the coverage under any Required Insurance Policies, (C) the Mortgage Loan will fully amortize over the remaining term thereof, (D) no material term of the Mortgage Loan (including the interest rate on the Mortgage
Loan) will be altered nor will the term of the Mortgage Loan be changed and (E) if the seller/transferor of the Mortgaged Property is to be released from liability on the Mortgage Loan, such release will not (based on the Master Servicer's or Subservicer's good faith determination) adversely affect the collectability of the Mortgage Loan. Upon receipt of appropriate instructions from the Master Servicer in accordance with the foregoing, the Trustee shall execute any necessary instruments for such assumption or substitution of liability as directed in writing by the Master Servicer. Upon the closing of the transactions contemplated by such documents, the Master Servicer shall cause the originals or true and correct copies of the assumption agreement, the release (if any), or the modification or supplement to the Mortgage Note or Mortgage to be delivered to the Trustee or the Custodian and deposited with the Mortgage File for such Mortgage Loan. Any fee collected by the Master Servicer or such related Subservicer for entering into an assumption or substitution of liability agreement will be retained by the Master Servicer or such Subservicer as additional servicing compensation.

        (c) The Master Servicer or the related Subservicer, as the case may be, shall be entitled to approve a request from a Mortgagor for a partial release of the related Mortgaged Property, the granting of an easement thereon in favor of another Person, any alteration or demolition of the related Mortgaged Property (or, with respect to a Cooperative Loan, the related Cooperative Apartment) without any right of reimbursement or other similar matters if it has determined, exercising its good faith business judgment in the same manner as it would if it were the owner of the related Mortgage Loan, that the security for, and the timely and full collectability of, such Mortgage Loan would not be adversely affected thereby and that any portion of any REMIC formed under the Series Supplement would not fail to continue to qualify as a REMIC under the Code as a result thereof and (subject to Section 10.01(f)) that no tax on "prohibited transactions" or "contributions" after the startup day would be imposed on any such REMIC as a result thereof. Any fee collected by the Master Servicer or the related Subservicer for processing such a request will be retained by the Master Servicer or such Subservicer as additional servicing compensation.

        (d) Subject to any other applicable terms and conditions of this Agreement, the Trustee and Master Servicer shall be entitled to approve an assignment in lieu of satisfaction with respect to any Mortgage Loan, provided the obligee with respect to such Mortgage Loan following such proposed assignment provides the Trustee and Master Servicer with a "Lender Certification for Assignment of Mortgage Loan" in the form attached hereto as Exhibit M, in form and substance satisfactory to the Trustee and Master Servicer, providing the following: (i) that the substance of the assignment is, and is intended to be, a refinancing of such Mortgage; (ii) that the Mortgage Loan following the proposed assignment will have a rate of interest at least 0.25 percent below or above the rate of interest on such Mortgage Loan prior to such proposed assignment; and (iii) that such assignment is at the request of the borrower under the related Mortgage Loan. Upon approval of an assignment in lieu of satisfaction with respect to any Mortgage Loan, the Master Servicer shall receive cash in an amount equal to the unpaid principal balance of and accrued interest on such Mortgage Loan and the Master Servicer shall treat such amount as a Principal Prepayment in Full with respect to such Mortgage Loan for all purposes hereof.

        Section 3.14  Realization Upon Defaulted Mortgage Loans.

        (a) The Master Servicer shall foreclose upon or otherwise comparably convert (which may include an REO Acquisition) the ownership of properties securing such of the Mortgage Loans as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments pursuant to Section 3.07. Alternatively, the Master Servicer may take other actions in respect of a defaulted Mortgage Loan, which may include (i) accepting a short sale (a payoff of the Mortgage Loan for an amount less than the total amount contractually owed in order to facilitate a sale of the Mortgaged Property by the Mortgagor) or permitting a short refinancing (a payoff of the Mortgage Loan for an amount less than the total amount contractually owed in order to facilitate refinancing transactions by the Mortgagor not involving a sale of the Mortgaged Property), (ii) arranging for a repayment plan or (iii) agreeing to a modification in accordance with Section 3.07. In connection with such foreclosure or other conversion, the Master Servicer shall, consistent with
Section 3.11, follow such practices and procedures as it shall deem necessary or advisable, as shall be normal and usual in its general mortgage servicing activities and as shall be required or permitted by the Program Guide; provided that the Master Servicer shall not be liable in any respect hereunder if the Master Servicer is acting in connection with any such foreclosure or other conversion in a manner that is consistent with the provisions of this Agreement. The Master Servicer, however, shall not be required to expend its own funds or incur other reimbursable charges in connection with any foreclosure, or attempted foreclosure which is not completed, or towards the restoration of any property unless it shall determine (i) that such restoration and/or foreclosure will increase the proceeds of liquidation of the Mortgage Loan to Holders of Certificates of one or more Classes after reimbursement to itself for such expenses or charges and (ii) that such expenses or charges will be recoverable to it through Liquidation Proceeds, Insurance Proceeds, or REO Proceeds (respecting which it shall have priority for purposes of withdrawals from the Custodial Account pursuant to Section 3.10, whether or not such expenses and charges are actually recoverable from related Liquidation Proceeds, Insurance Proceeds or REO Proceeds). In the event of such a determination by the Master Servicer pursuant to this Section

3.14(a), the Master Servicer shall be entitled to reimbursement of such amounts pursuant to Section 3.10.

        In addition to the foregoing, the Master Servicer shall use its best reasonable efforts to realize upon any Additional Collateral for such of the Additional Collateral Loans as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments pursuant to Section 3.07; provided that the Master Servicer shall not, on behalf of the Trustee, obtain title to any such Additional Collateral as a result of or in lieu of the disposition thereof or otherwise; and provided further that (i) the Master Servicer shall not proceed with respect to such Additional Collateral in any manner that would impair the ability to recover against the related Mortgaged Property, and (ii) the Master Servicer shall proceed with any REO Acquisition in a manner that preserves the ability to apply the proceeds of such Additional Collateral against amounts owed under the defaulted Mortgage Loan. Any proceeds realized from such Additional Collateral (other than amounts to be released to the Mortgagor or the related guarantor in accordance with procedures that the Master Servicer would follow in servicing loans held for its own account, subject to the terms and conditions of the related Mortgage and Mortgage Note and to the terms and conditions of any security agreement, guarantee agreement, mortgage or other agreement governing the disposition of the proceeds of such Additional Collateral) shall be deposited in the Custodial Account, subject to withdrawal pursuant to Section 3.10. Any other payment received by the Master Servicer in respect of such Additional Collateral shall be deposited in the Custodial Account subject to withdrawal pursuant to Section 3.10.

        For so long as the Master Servicer is the Master Servicer under the Credit Support Pledge Agreement, the Master Servicer shall perform its obligations under the Credit Support Pledge Agreement in accordance with such Agreement and in a manner that is in the best interests of the Certificateholders. Further, the Master Servicer shall use its best reasonable efforts to realize upon any Pledged Assets for such of the Pledged Asset Loans as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments pursuant to
Section 3.07; provided that the Master Servicer shall not, on behalf of the Trustee, obtain title to any such Pledged Assets as a result of or in lieu of the disposition thereof or otherwise; and provided further that (i) the Master Servicer shall not proceed with respect to such Pledged Assets in any manner that would impair the ability to recover against the related Mortgaged Property, and (ii) the Master Servicer shall proceed with any REO Acquisition in a manner that preserves the ability to apply the proceeds of such Pledged Assets against amounts owed under the defaulted Mortgage Loan. Any proceeds realized from such Pledged Assets (other than amounts to be released to the Mortgagor or the related guarantor in accordance with procedures that the Master Servicer would follow in servicing loans held for its own account, subject to the terms and conditions of the related Mortgage and Mortgage Note and to the terms and conditions of any security agreement, guarantee agreement, mortgage or other agreement governing the disposition of the proceeds of such Pledged Assets) shall be deposited in the Custodial Account, subject to withdrawal pursuant to
Section 3.10. Any other payment received by the Master Servicer in respect of such Pledged Assets shall be deposited in the Custodial Account subject to withdrawal pursuant to Section 3.10.

        Concurrently with the foregoing, the Master Servicer may pursue any remedies that may be available in connection with a breach of a representation and warranty with respect to any such Mortgage Loan in accordance with Sections
2.03 and 2.04. However, the Master Servicer is not required to continue to pursue both foreclosure (or similar remedies) with respect to the Mortgage Loans and remedies in connection with a breach of a representation and warranty if the Master Servicer determines in its reasonable discretion that one such remedy is more likely to result in a greater recovery as to the Mortgage Loan. Upon the occurrence of a Cash Liquidation or REO Disposition, following the deposit in the Custodial Account of all Insurance Proceeds, Liquidation Proceeds and other payments and recoveries referred to in the definition of "Cash Liquidation" or "REO Disposition," as applicable, upon receipt by the Trustee of written notification of such deposit signed by a Servicing Officer, the Trustee or any Custodian, as the case may be, shall release to the Master Servicer the related Mortgage File and the Trustee shall execute and deliver such instruments of transfer or assignment prepared by the Master Servicer, in each case without recourse, as shall be necessary to vest in the Master Servicer or its designee, as the case may be, the related Mortgage Loan, and thereafter such Mortgage Loan shall not be part of the Trust Fund. Notwithstanding the foregoing or any other provision of this Agreement, in the Master Servicer's sole discretion with respect to any defaulted Mortgage Loan or REO Property as to either of the following provisions, (i) a Cash Liquidation or REO Disposition may be deemed to have occurred if substantially all amounts expected by the Master Servicer to be received in connection with the related defaulted Mortgage Loan or REO Property have been received, and (ii) for purposes of determining the amount of any Liquidation Proceeds, Insurance Proceeds, REO Proceeds or any other unscheduled collections or the amount of any Realized Loss, the Master Servicer may take into account minimal amounts of additional receipts expected to be received or any estimated additional liquidation expenses expected to be incurred in connection with the related defaulted Mortgage Loan or REO Property.

        (b) If title to any Mortgaged Property is acquired by the Trust Fund as an REO Property by foreclosure or by deed in lieu of foreclosure, the deed or certificate of sale shall be issued to the Trustee or to its nominee on behalf of Certificateholders. Notwithstanding any such acquisition of title and cancellation of the related Mortgage Loan, such REO Property shall (except as otherwise expressly provided herein) be considered to be an Outstanding Mortgage Loan held in the Trust Fund until such time as the REO Property shall be sold. Consistent with the foregoing for purposes of all calculations hereunder so long as such REO Property shall be considered to be an Outstanding Mortgage Loan it shall be assumed that, notwithstanding that the indebtedness evidenced by the related Mortgage Note shall have been discharged, such Mortgage Note and the related amortization schedule in effect at the time of any such acquisition of title (after giving effect to any previous Curtailments and before any adjustment thereto by reason of any bankruptcy or similar proceeding or any moratorium or similar waiver or grace period) remain in effect.

        (c) If the Trust Fund acquires any REO Property as aforesaid or otherwise in connection with a default or imminent default on a Mortgage Loan, the Master Servicer on behalf of the Trust Fund shall dispose of such REO Property as soon as practicable, giving due consideration to the interests of the Certificateholders, but in all cases within three full years after the taxable year of its acquisition by the Trust Fund for purposes of Section 860G(a)(8) of the Code (or such shorter period as may be necessary under applicable state (including any state in which such property is located) law to maintain the status of any portion of any REMIC formed under the Series Supplement as a REMIC under applicable state law and avoid taxes resulting from such property failing to be foreclosure property under applicable state law) or, at the expense of the Trust Fund, request, more than 60 days before the day on which such grace period would otherwise expire, an extension of such grace period unless the Master Servicer (subject to Section 10.01(f)) obtains for the Trustee an Opinion of Counsel, addressed to the Trustee and the Master Servicer, to the effect that the holding by the Trust Fund of such REO Property subsequent to such period will not result in the imposition of taxes on "prohibited transactions" as defined in Section 860F of the Code or cause any REMIC formed under the Series Supplement to fail to qualify as a REMIC (for federal (or any applicable State or local) income tax purposes) at any time that any Certificates are outstanding, in which case the Trust Fund may continue to hold such REO Property (subject to any conditions contained in such Opinion of Counsel). The Master Servicer shall be entitled to be reimbursed from the Custodial Account for any costs incurred in obtaining such Opinion of Counsel, as provided in Section 3.10. Notwithstanding any other provision of this Agreement, no REO Property acquired by the Trust Fund shall be rented (or allowed to continue to be rented) or otherwise used by or on behalf of the Trust Fund in such a manner or pursuant to any terms that would (i) cause such REO Property to fail to qualify as "foreclosure property" within the meaning of
Section 860G(a)(8) of the Code or (ii) subject the Trust Fund to the imposition of any federal income taxes on the income earned from such REO Property, including any taxes imposed by reason of Section 860G(c) of the Code, unless the Master Servicer has agreed to indemnify and hold harmless the Trust Fund with respect to the imposition of any such taxes.

        (d) The proceeds of any Cash Liquidation, REO Disposition or purchase or repurchase of any Mortgage Loan pursuant to the terms of this Agreement, as well as any recovery resulting from a collection of Liquidation Proceeds, Insurance Proceeds or REO Proceeds, will be applied in the following order of priority: first, to reimburse the Master Servicer or the related Subservicer in accordance with Section 3.10(a)(ii); second, to the Certificateholders to the extent of accrued and unpaid interest on the Mortgage Loan, and any related REO Imputed Interest, at the Net Mortgage Rate (or the Modified Net Mortgage Rate in the case of a Modified Mortgage Loan) to the Due Date prior to the Distribution Date on which such amounts are to be distributed; third, to the Certificateholders as a recovery of principal on the Mortgage Loan (or REO Property); fourth, to all Servicing Fees and Subservicing Fees payable therefrom (and the Master Servicer and the Subservicer shall have no claims for any deficiencies with respect to such fees which result from the foregoing allocation); and fifth, to Foreclosure Profits.

        (e) In the event of a default on a Mortgage Loan one or more of whose obligors is not a United States Person, in connection with any foreclosure or acquisition of a deed in lieu of foreclosure (together, "foreclosure") in respect of such Mortgage Loan, the Master Servicer will cause compliance with the provisions of Treasury Regulation Section 1.1445-2(d)(3) (or any successor thereto) necessary to assure that no withholding tax obligation arises with respect to the proceeds of such foreclosure except to the extent, if any, that proceeds of such foreclosure are required to be remitted to the obligors on such Mortgage Loan.

        Section 3.15  Trustee to Cooperate; Release of Mortgage Files.
                      -----------------------------------------------

        (a) Upon becoming aware of the payment in full of any Mortgage Loan, or upon the receipt by the Master Servicer of a notification that payment in full will be escrowed in a manner customary for such purposes, the Master Servicer will immediately notify the Trustee (if it holds the related Mortgage File) or the Custodian by a certification of a Servicing Officer (which certification shall include a statement to the effect that all amounts received or to be received in connection with such payment which are required to be deposited in the Custodial Account pursuant to Section 3.07 have been or will be so deposited), substantially in one of the forms attached hereto as Exhibit F, or, in the case of the Custodian, an electronic request in a form acceptable to the Custodian, requesting delivery to it of the Mortgage File. Within two Business Days of receipt of such certification and request, the Trustee shall release, or cause the Custodian to release, the related Mortgage File to the Master
Servicer. The Master Servicer is authorized to execute and deliver to the Mortgagor the request for reconveyance, deed of reconveyance or release or satisfaction of mortgage or such instrument releasing the lien of the Mortgage, together with the Mortgage Note with, as appropriate, written evidence of cancellation thereon and to cause the removal from the registration on the MERS(R) System of such Mortgage and to execute and deliver, on behalf of the Trustee and the Certificateholders or any of them, any and all instruments of satisfaction or cancellation or of partial or full release. No expenses incurred in connection with any instrument of satisfaction or deed of reconveyance shall be chargeable to the Custodial Account or the Certificate Account.

        (b) From time to time as is appropriate for the servicing or foreclosure of any Mortgage Loan, the Master Servicer shall deliver to the Custodian, with a copy to the Trustee, a certificate of a Servicing Officer substantially in one of the forms attached as Exhibit F hereto, or, in the case of the Custodian, an electronic request in a form acceptable to the Custodian, requesting that possession of all, or any document constituting part of, the Mortgage File be released to the Master Servicer and certifying as to the reason for such release and that such release will not invalidate any insurance coverage provided in respect of the Mortgage Loan under any Required Insurance Policy. Upon receipt of the foregoing, the Trustee shall deliver, or cause the Custodian to deliver, the Mortgage File or any document therein to the Master Servicer. The Master Servicer shall cause each Mortgage File or any document therein so released to be returned to the Trustee, or the Custodian as agent for the Trustee when the need therefor by the Master Servicer no longer exists, unless (i) the Mortgage Loan has been liquidated and the Liquidation Proceeds relating to the Mortgage Loan have been deposited in the Custodial Account or (ii) the Mortgage File or such document has been delivered directly or through a Subservicer to an attorney, or to a public trustee or other public official as required by law, for purposes of initiating or pursuing legal action or other proceedings for the foreclosure of the Mortgaged Property either judicially or non-judicially, and the Master Servicer has delivered directly or through a Subservicer to the Trustee a certificate of a Servicing Officer certifying as to the name and address of the Person to which such Mortgage File or such document was delivered and the purpose or purposes of such delivery. In the event of the liquidation of a Mortgage Loan, the Trustee shall deliver the Request for Release with respect thereto to the Master Servicer upon deposit of the related Liquidation Proceeds in the Custodial Account.

        (c) The Trustee or the Master Servicer on the Trustee's behalf shall execute and deliver to the Master Servicer, if necessary, any court pleadings, requests for trustee's sale or other documents necessary to the foreclosure or trustee's sale in respect of a Mortgaged Property or to any legal action brought to obtain judgment against any Mortgagor on the Mortgage Note or Mortgage or to obtain a deficiency judgment, or to enforce any other remedies or rights provided by the Mortgage Note or Mortgage or otherwise available at law or in equity. Together with such documents or pleadings (if signed by the Trustee), the Master Servicer shall deliver to the Trustee a certificate of a Servicing Officer requesting that such pleadings or documents be executed by the Trustee and certifying as to the reason such documents or pleadings are required and that the execution and delivery thereof by the Trustee will not invalidate any insurance coverage under any Required Insurance Policy or invalidate or otherwise affect the lien of the Mortgage, except for the termination of such a lien upon completion of the foreclosure or trustee's sale.

        Section 3.16  Servicing and Other Compensation; Compensating Interest.

        (a) The Master Servicer, as compensation for its activities hereunder, shall be entitled to receive on each Distribution Date the amounts provided for by clauses (iii), (iv), (v) and (vi) of Section 3.10(a), subject to clause (e) below. The amount of servicing compensation provided for in such clauses shall be accounted for on a Mortgage Loan-by-Mortgage Loan basis. In the event that Liquidation Proceeds, Insurance Proceeds and REO Proceeds (net of amounts reimbursable therefrom pursuant to Section 3.10(a)(ii)) in respect of a Cash Liquidation or REO Disposition exceed the unpaid principal balance of such Mortgage Loan plus unpaid interest accrued thereon (including REO Imputed Interest) at a per annum rate equal to the related Net Mortgage Rate (or the Modified Net Mortgage Rate in the case of a Modified Mortgage Loan), the Master Servicer shall be entitled to retain therefrom and to pay to itself and/or the related Subservicer, any Foreclosure Profits and any Servicing Fee or Subservicing Fee considered to be accrued but unpaid.

        (b) Additional servicing compensation in the form of prepayment charges, assumption fees, late payment charges, investment income on amounts in the Custodial Account or the Certificate Account or otherwise shall be retained by the Master Servicer or the Subservicer to the extent provided herein, subject to clause (e) below.

        (c) The Master Servicer shall be required to pay, or cause to be paid, all expenses incurred by it in connection with its servicing activities hereunder (including payment of premiums for the Primary Insurance Policies, if any, to the extent such premiums are not required to be paid by the related Mortgagors, and the fees and expenses of the Trustee and any Custodian) and shall not be entitled to reimbursement therefor except as specifically provided in Sections 3.10 and 3.14.

        (d) The Master Servicer's right to receive servicing compensation may not be transferred in whole or in part except in connection with the transfer of all of its responsibilities and obligations of the Master Servicer under this Agreement.

        (e) Notwithstanding any other provision herein, the amount of servicing compensation that the Master Servicer shall be entitled to receive for its activities hereunder for the period ending on each Distribution Date shall be reduced (but not below zero) by an amount equal to Compensating Interest (if any) for such Distribution Date. Such reduction shall be applied during such period as follows: first, to any Servicing Fee or Subservicing Fee to which the Master Servicer is entitled pursuant to Section 3.10(a)(iii) and second, to any income or gain realized from any investment of funds held in the Custodial Account or the Certificate Account to which the Master Servicer is entitled pursuant to Sections 3.07(c) or 4.01(b), respectively. In making such reduction, the Master Servicer (i) will not withdraw from the Custodial Account any such amount representing all or a portion of the Servicing Fee to which it is entitled pursuant to Section 3.10(a)(iii) and (ii) will not withdraw from the Custodial Account or Certificate Account any such amount to which it is entitled pursuant to Section 3.07(c) or 4.01(b).

        Section 3.17 Reports to the Trustee and the Company.

        Not later than fifteen days after each Distribution Date, the Master Servicer shall forward to the Trustee and the Company a statement, certified by a Servicing Officer, setting forth the status of the Custodial Account as of the close of business on such Distribution Date as it relates to the Mortgage Loans and showing, for the period covered by such statement, the aggregate of deposits in or withdrawals from the Custodial Account in respect of the Mortgage Loans for each category of deposit specified in Section 3.07 and each category of withdrawal specified in Section 3.10.

        Section 3.18  Annual Statement as to Compliance.

        The Master Servicer will deliver to the Company, the Trustee and any Certificate Insurer on or before the earlier of (a) March 31 of each year, beginning with the first March 31 that occurs at least six months after the Cut-off Date or (b) with respect to any calendar year during which the Company's annual report on Form 10-K is required to be filed in accordance with the Exchange Act and the rules and regulations of the Commission, the date on which the annual report on Form 10-K is required to be filed in accordance with the Exchange Act and the rules and regulations of the Commission, an Officers' Certificate stating, as to each signer thereof, that (i) a review of the activities of the Master Servicer during the preceding calendar year related to its servicing of mortgage loans and its performance under pooling and servicing agreements, including this Agreement, has been made under such officers' supervision, (ii) to the best of such officers' knowledge, based on such review, the Master Servicer has complied in all material respects with the minimum servicing standards set forth in the Uniform Single Attestation Program for Mortgage Bankers and has fulfilled all of its material obligations relating to this Agreement in all material respects throughout such year, or, if there has been material noncompliance with such servicing standards or a default in the fulfillment in all material respects of any such obligation relating to this Agreement, such statement shall include a description of such noncompliance or specify each such default, as the case may be, known to such officer and the nature and status thereof and (iii) to the best of such officers' knowledge, each Subservicer has complied in all material respects with the minimum servicing standards set forth in the Uniform Single Attestation Program for Mortgage Bankers and has fulfilled all of its material obligations under its Subservicing Agreement in all material respects throughout such year, or, if there has been material noncompliance with such servicing standards or a material default in the fulfillment of such obligations relating to this Agreement, such statement shall include a description of such noncompliance or specify each such default, as the case may be, known to such officer and the nature and status thereof.

        Section 3.19  Annual Independent Public Accountants' Servicing Report.
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        On or before the earlier of (a) March 31 of each year, beginning with the first March 31 that occurs at least six months after the Cut-off Date or (b) with respect to any calendar year during which the Company's annual report on Form 10-K is required to be filed in accordance with the Exchange Act and the rules and regulations of the Commission, the date on which the annual report on Form 10-K is required to be filed in accordance with the Exchange Act and the rules and regulations of the Commission, the Master Servicer at its expense shall cause a firm of independent public accountants, which shall be members of the American Institute of Certified Public Accountants, to furnish a report to the Company and the Trustee stating its opinion that, on the basis of an examination conducted by such firm substantially in accordance with standards established by the American Institute of Certified Public Accountants, the assertions made pursuant to Section 3.18 regarding compliance with the minimum servicing standards set forth in the Uniform Single Attestation Program for Mortgage Bankers during the preceding calendar year are fairly stated in all material respects, subject to such exceptions and other qualifications that, in the opinion of such firm, such accounting standards require it to report. In rendering such statement, such firm may rely, as to matters relating to the direct servicing of mortgage loans by Subservicers, upon comparable statements for examinations conducted by independent public accountants substantially in accordance with standards established by the American Institute of Certified Public Accountants (rendered within one year of such statement) with respect to such Subservicers.

        Section 3.20 Rights of the Company in Respect of the Master Servicer.

        The Master Servicer shall afford the Company, upon reasonable notice, during normal business hours access to all records maintained by the Master Servicer in respect of its rights and obligations hereunder and access to officers of the Master Servicer responsible for such obligations. Upon request, the Master Servicer shall furnish the Company with its most recent financial statements and such other information as the Master Servicer possesses regarding its business, affairs, property and condition, financial or otherwise. The Master Servicer shall also cooperate with all reasonable requests for information including, but not limited to, notices, tapes and copies of files, regarding itself, the Mortgage Loans or the Certificates from any Person or Persons identified by the Company or Residential Funding. The Company may, but is not obligated to, enforce the obligations of the Master Servicer hereunder and may, but is not obligated to, perform, or cause a designee to perform, any defaulted obligation of the Master Servicer hereunder or exercise the rights of the Master Servicer hereunder; provided that the Master Servicer shall not be relieved of any of its obligations hereunder by virtue of such performance by the Company or its designee. The Company shall not have any responsibility or liability for any action or failure to act by the Master Servicer and is not obligated to supervise the performance of the Master Servicer under this Agreement or otherwise.

        Section 3.21  Administration of Buydown Funds.

        (a) With respect to any Buydown Mortgage Loan, the Subservicer has deposited Buydown Funds in an account that satisfies the requirements for a Subservicing Account (the "Buydown Account"). The Master Servicer shall cause the Subservicing Agreement to require that upon receipt from the Mortgagor of the amount due on a Due Date for each Buydown Mortgage

Loan, the Subservicer will withdraw from the Buydown Account the predetermined amount that, when added to the amount due on such date from the Mortgagor, equals the full Monthly Payment and transmit that amount in accordance with the terms of the Subservicing Agreement to the Master Servicer together with the related payment made by the Mortgagor or advanced by the Subservicer.

        (b) If the Mortgagor on a Buydown Mortgage Loan prepays such loan in its entirety during the period (the "Buydown Period") when Buydown Funds are required to be applied to such Buydown Mortgage Loan, the Subservicer shall be required to withdraw from the Buydown Account and remit any Buydown Funds remaining in the Buydown Account in accordance with the related buydown agreement. The amount of Buydown Funds which may be remitted in accordance with the related buydown agreement may reduce the amount required to be paid by the Mortgagor to fully prepay the related Mortgage Loan. If the Mortgagor on a Buydown Mortgage Loan defaults on such Mortgage Loan during the Buydown Period and the property securing such Buydown Mortgage Loan is sold in the liquidation thereof (either by the Master Servicer or the insurer under any related Primary Insurance Policy), the Subservicer shall be required to withdraw from the Buydown Account the Buydown Funds for such Buydown Mortgage Loan still held in the Buydown Account and remit the same to the Master Servicer in accordance with the terms of the Subservicing Agreement for deposit in the Custodial Account or, if instructed by the Master Servicer, pay to the insurer under any related Primary Insurance Policy if the Mortgaged Property is transferred to such insurer and such insurer pays all of the loss incurred in respect of such default. Any amount so remitted pursuant to the preceding sentence will be deemed to reduce the amount owed on the Mortgage Loan.

        Section 3.22  Advance Facility.

        (a) The Master Servicer is hereby authorized to enter into a financing or other facility (any such arrangement, an "Advance Facility") under which (1) the Master Servicer sells, assigns or pledges to another Person (an "Advancing Person") the Master Servicer's rights under this Agreement to be reimbursed for any Advances or Servicing Advances and/or (2) an Advancing Person agrees to fund some or all Advances and/or Servicing Advances required to be made by the Master Servicer pursuant to this Agreement. No consent of the Depositor, the Trustee, the Certificateholders or any other party shall be required before the Master Servicer may enter into an Advance Facility. Notwithstanding the existence of any Advance Facility under which an Advancing Person agrees to fund Advances and/or Servicing Advances on the Master Servicer's behalf, the Master Servicer shall remain obligated pursuant to this Agreement to make Advances and Servicing Advances pursuant to and as required by this Agreement. If the Master Servicer enters into an Advance Facility, and for so long as an Advancing Person remains entitled to receive reimbursement for any Advances including Nonrecoverable Advances ("Advance Reimbursement Amounts") and/or Servicing Advances including Nonrecoverable Advances ("Servicing Advance Reimbursement Amounts" and together with Advance Reimbursement Amounts, "Reimbursement Amounts") (in each case to the extent such type of Reimbursement Amount is included in the Advance Facility), as applicable, pursuant to this Agreement, then the Master Servicer shall identify such Reimbursement Amounts consistent with the reimbursement rights set forth in Section 3.10(a)(ii) and (vii) and remit such Reimbursement Amounts in accordance with this Section 3.22 or otherwise in accordance with the documentation establishing the Advance Facility to such Advancing Person or to a trustee, agent or custodian (an "Advance Facility Trustee") designated by such Advancing Person in an Advance Facility Notice described below in Section 3.22(b). Notwithstanding the foregoing, if so required pursuant to the terms of the Advance Facility, the Master Servicer may direct, and if so directed in writing the Trustee is hereby authorized to and shall pay to the Advance Facility Trustee the Reimbursement Amounts identified pursuant to the preceding sentence. An Advancing Person whose obligations hereunder are limited to the funding of Advances and/or Servicing Advances shall not be required to meet the qualifications of a Master Servicer or a Subservicer pursuant to Section 3.02(a) or 6.02(c) hereof and shall not be deemed to be a Subservicer under this Agreement. Notwithstanding anything to the contrary herein, in no event shall Advance Reimbursement Amounts or Servicing Advance Reimbursement Amounts be included in the Available Distribution Amount or distributed to Certificateholders.

        (b) If the Master Servicer enters into an Advance Facility and makes the election set forth in Section 3.22(a), the Master Servicer and the related
Advancing Person shall deliver to the Trustee a written notice and payment instruction (an "Advance Facility Notice"), providing the Trustee with written payment instructions as to where to remit Advance Reimbursement Amounts and/or Servicing Advance Reimbursement Amounts (each to the extent such type of Reimbursement Amount is included within the Advance Facility) on subsequent Distribution Dates. The payment instruction shall require the applicable Reimbursement Amounts to be distributed to the Advancing Person or to an Advance Facility Trustee designated in the Advance Facility Notice. An Advance Facility Notice may only be terminated by the joint written direction of the Master Servicer and the related Advancing Person (and any related Advance Facility Trustee).

        (c) Reimbursement Amounts shall consist solely of amounts in respect of Advances and/or Servicing Advances made with respect to the Mortgage Loans for which the Master Servicer would be permitted to reimburse itself in accordance with Section 3.10(a)(ii) and (vii) hereof, assuming the Master Servicer or the Advancing Person had made the related Advance(s) and/or Servicing Advance(s). Notwithstanding the foregoing, except with respect to reimbursement of Nonrecoverable Advances as set forth in Section 3.10(c) of this Agreement, no Person shall be entitled to reimbursement from funds held in the Collection Account for future distribution to Certificateholders pursuant to this Agreement. Neither the Depositor nor the Trustee shall have any duty or liability with respect to the calculation of any Reimbursement Amount, nor shall the Depositor or the Trustee have any responsibility to track or monitor the administration of the Advance Facility and the Depositor shall not have any responsibility to track, monitor or verify the payment of Reimbursement Amounts to the related Advancing Person or Advance Facility Trustee. The Master Servicer shall maintain and provide to any Successor Master Servicer a detailed accounting on a loan-by-loan basis as to amounts advanced by, sold, pledged or assigned to, and reimbursed to any Advancing Person. The Successor Master
Servicer shall be entitled to rely on any such information provided by the Master Servicer and the Successor Master Servicer shall not be liable for any errors in such information.

        (d) Upon the direction of and at the expense of the Master Servicer, the Trustee agrees to execute such acknowledgments, certificates, and other documents provided by the Master Servicer and reasonably satisfactory to the Trustee recognizing the interests of any Advancing Person or Advance Facility Trustee in such Reimbursement Amounts as the Master Servicer may cause to be made subject to Advance Facilities pursuant to this Section 3.22, and such other documents in connection with such Advance Facility as may be reasonably requested from time to time by any Advancing Person or Advance Facility Trustee and reasonably satisfactory to the Trustee.

        (e) Reimbursement Amounts collected with respect to each Mortgage Loan shall be allocated to outstanding unreimbursed Advances or Servicing Advances (as the case may be) made with respect to that Mortgage Loan on a "first-in, first out" ("FIFO") basis, subject to the qualifications set forth below:

                      (i) Any successor  Master Servicer to Residential  Funding
               (a "Successor Master Servicer") and the Advancing Person or Advance Facility Trustee shall be required to apply all amounts available in accordance with this Section 3.22(e) to the reimbursement of Advances and Servicing Advances in the manner provided for herein; provided, however, that after the succession of a Successor Master Servicer, (A) to the extent that any Advances or Servicing Advances with respect to any particular Mortgage Loan are reimbursed from payments or recoveries, if any, from the related Mortgagor, and Liquidation Proceeds or Insurance Proceeds, if any, with respect to that Mortgage Loan, reimbursement shall be made, first, to the Advancing Person or Advance Facility Trustee in respect of Advances and/or Servicing Advances related to that Mortgage Loan to the extent of the interest of the Advancing Person or Advance Facility Trustee in such Advances and/or Servicing Advances, second to the Master Servicer in respect of Advances and/or Servicing Advances related to that Mortgage Loan in excess of those in which the Advancing Person or Advance Facility Trustee Person has an interest, and third, to the Successor Master Servicer in respect of any other Advances and/or Servicing Advances related to that Mortgage Loan, from such sources as and when collected, and (B) reimbursements of Advances and Servicing Advances that are Nonrecoverable Advances shall be made pro rata to the Advancing Person or Advance Facility Trustee, on the one hand, and any such Successor Master Servicer, on the other hand, on the basis of the respective aggregate outstanding unreimbursed Advances and Servicing Advances that are Nonrecoverable Advances owed to the Advancing Person, Advance Facility Trustee or Master Servicer pursuant to this Agreement, on the one hand, and any such Successor Master Servicer, on the other hand, and without regard to the date on which any such Advances or Servicing Advances shall have been made. In the event that, as a result of the FIFO allocation made pursuant to this Section 3.22(e), some or all of a Reimbursement Amount paid to the Advancing Person or Advance Facility Trustee relates to Advances or Servicing Advances that were made by a Person other than Residential Funding or the Advancing Person or Advance Facility Trustee, then the Advancing Person or Advance Facility Trustee shall be required to remit any portion of such Reimbursement Amount to the Person entitled to such portion of such Reimbursement Amount. Without limiting the generality of the foregoing, Residential Funding shall remain entitled to be reimbursed by the Advancing Person or Advance Facility Trustee for all Advances and Servicing Advances funded by Residential Funding to the extent the related Reimbursement Amount(s) have not been assigned or pledged to an Advancing Person or Advance Facility Trustee. The documentation establishing any Advance Facility shall require Residential Funding to provide to the related Advancing Person or Advance Facility Trustee loan by loan information with respect to each Reimbursement Amount distributed to such Advancing Person or Advance Facility Trustee on each date of remittance thereof to such Advancing Person or Advance Facility Trustee, to enable the Advancing Person or Advance Facility Trustee to make the FIFO allocation of each Reimbursement Amount with respect to each Mortgage Loan.

                      (ii) By way of  illustration,  and not by way of  limiting the generality of the foregoing, if the Master Servicer resigns or is terminated at a time when the Master Servicer is a party to an Advance Facility, and is replaced by a Successor Master Servicer, and the Successor Master Servicer directly funds Advances or Servicing Advances with respect to a Mortgage Loan and does not assign or pledge the related Reimbursement Amounts to the related Advancing Person or Advance Facility Trustee, then all payments and recoveries received from the related Mortgagor or received in the form of Liquidation Proceeds with respect to such Mortgage Loan (including Insurance Proceeds collected in connection with a liquidation of such Mortgage Loan) will be allocated first to the Advancing Person or Advance Facility Trustee until the related Reimbursement Amounts attributable to such Mortgage Loan that are owed to the Master Servicer and the Advancing Person, which were made prior to any Advances or Servicing Advances made by the Successor Master Servicer, have been reimbursed in full, at which point the Successor Master Servicer shall be entitled to retain all related Reimbursement Amounts subsequently collected with respect to that Mortgage Loan pursuant to Section 3.10 of this Agreement. To the extent that the Advances or Servicing Advances are Nonrecoverable Advances to be reimbursed on an aggregate basis pursuant to Section 3.10 of this Agreement, the reimbursement paid in this manner will be made pro rata to the Advancing Person or Advance Facility Trustee, on the one hand, and the Successor Master Servicer, on the other hand, as described in clause (i)(B) above.

        (f) The Master Servicer shall remain entitled to be reimbursed for all Advances and Servicing Advances funded by the Master Servicer to the extent the related rights to be reimbursed therefor have not been sold, assigned or pledged to an Advancing Person.

        (g) Any amendment to this Section 3.22 or to any other provision of this Agreement that may be necessary or appropriate to effect the terms of an Advance Facility as described generally in this Section 3.22, including amendments to add provisions relating to a successor master servicer, may be entered into by the Trustee, the Depositor and the Master Servicer without the consent of any Certificateholder, with written confirmation from each Rating Agency that the amendment will not result in the reduction of the ratings on any class of the Certificates below the lesser of the then current or original ratings on such Certificates, and an opinion of counsel as required by Section 11.01(c) notwithstanding anything to the contrary in Section 11.01 of or elsewhere in this Agreement.

        (h) Any rights of set-off that the Trust Fund, the Trustee, the Depositor, any Successor Master Servicer or any other Person might otherwise have against the Master Servicer under this Agreement shall not attach to any rights to be reimbursed for Advances or Servicing Advances that have been sold, transferred, pledged, conveyed or assigned to any Advancing Person.

        (i) At any time when an Advancing Person shall have ceased funding Advances and/or Servicing Advances (as the case may be) and the Advancing Person or related Advance Facility Trustee shall have received Reimbursement Amounts sufficient in the aggregate to reimburse all Advances and/or Servicing Advances (as the case may be) the right to reimbursement for which were assigned to the Advancing Person, then upon the delivery of a written notice signed by the Advancing Person and the Master Servicer or its successor or assign) to the Trustee terminating the Advance Facility Notice (the "Notice of Facility Termination"), the Master Servicer or its Successor Master Servicer shall again be entitled to withdraw and retain the related Reimbursement Amounts from the Custodial Account pursuant to Section 3.10.

        (j) After delivery of any Advance Facility Notice, and until any such Advance Facility Notice has been terminated by a Notice of Facility Termination, this Section 3.22 may not be amended or otherwise modified without the prior written consent of the related Advancing Person.


                                          ARTICLE IV

                                PAYMENTS TO CERTIFICATEHOLDERS

        Section 4.01  Certificate Account.

        (a) The Master Servicer on behalf of the Trustee shall establish and maintain a Certificate Account in which the Master Servicer shall cause to be deposited on behalf of the Trustee on or before 2:00 P.M. New York time on each Certificate Account Deposit Date by wire transfer of immediately available funds an amount equal to the sum of (i) any Advance for the immediately succeeding Distribution Date, (ii) any amount required to be deposited in the Certificate Account pursuant to Section 3.12(a), (iii) any amount required to be deposited in the Certificate Account pursuant to Section 3.16(e) or Section 4.07, (iv) any amount required to be paid pursuant to Section 9.01 and (v) all other amounts constituting the Available Distribution Amount for the immediately succeeding Distribution Date.

        (b) The Trustee shall, upon written request from the Master Servicer, invest or cause the institution maintaining the Certificate Account to invest the funds in the Certificate Account in Permitted Investments designated in the name of the Trustee for the benefit of the Certificateholders, which shall mature or be payable on demand not later than the Business Day next preceding the Distribution Date next following the date of such investment (except that
(i) any investment in the institution with which the Certificate Account is maintained may mature or be payable on demand on such Distribution Date and (ii) any other investment may mature or be payable on demand on such Distribution Date if the Trustee shall advance funds on such Distribution Date to the
Certificate Account in the amount payable on such investment on such Distribution Date, pending receipt thereof to the extent necessary to make distributions on the Certificates) and shall not be sold or disposed of prior to maturity. Subject to Section 3.16(e), all income and gain realized from any such investment shall be for the benefit of the Master Servicer and shall be subject to its withdrawal or order from time to time. The amount of any losses incurred in respect of any such investments shall be deposited in the Certificate Account by the Master Servicer out of its own funds immediately as realized without any right of reimbursement.

        Section 4.02  Distributions.

        As provided in Section 4.02 of the Series Supplement.

          Section 4.03 Statements to Certificateholders; Statements to Rating Agencies; Exchange Act Reporting.

        (a) Concurrently with each distribution charged to the Certificate Account and with respect to each Distribution Date the Master Servicer shall forward to the Trustee and the Trustee shall either forward by mail or make available to each Holder and the Company, via the Trustee's internet website, a statement (and at its option, any additional files containing the same information in an alternative format) setting forth information as to each Class of Certificates, the Mortgage Pool and, if the Mortgage Pool is comprised of two or more Loan Groups, each Loan Group, to the extent applicable. This statement will include the information set forth in an exhibit to the Series Supplement. Such exhibit shall set forth the Trustee's internet website address together with a phone number. The Trustee shall mail to each Holder that requests a paper copy by telephone a paper copy via first class mail. The Trustee may modify the distribution procedures set forth in this Section provided that such procedures are no less convenient for the Certificateholders. The Trustee shall provide prior notification to the Company, the Master Servicer and the Certificateholders regarding any such modification. In addition, the Master Servicer shall provide to any manager of a trust fund consisting of some or all of the Certificates, upon reasonable request, such additional information as is reasonably obtainable by the Master Servicer at no additional expense to the Master Servicer. Also, at the request of a Rating Agency, the Master Servicer shall provide the information relating to the Reportable Modified Mortgage Loans substantially in the form attached hereto as Exhibit Q to such Rating Agency within a reasonable period of time; provided, however, that the Master Servicer shall not be required to provide such information more than four times in a calendar year to any Rating Agency.

        (b) Within a reasonable period of time after the end of each calendar year, the Master Servicer shall prepare, or cause to be prepared, and shall forward, or cause to be forwarded, to each Person who at any time during the calendar year was the Holder of a Certificate, other than a Class R Certificate, a statement containing the information set forth in clauses (i) and (ii) of the exhibit to the Series Supplement referred to in subsection (a) above aggregated for such calendar year or applicable portion thereof during which such Person was a Certificateholder. Such obligation of the Master Servicer shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Master Servicer pursuant to any requirements of the Code.

        (c) Within a reasonable period of time after the end of each calendar year, the Master Servicer shall prepare, or cause to be prepared, and shall forward, or cause to be forwarded, to each Person who at any time during the calendar year was the Holder of a Class R Certificate, a statement containing the applicable distribution information provided pursuant to this Section 4.03 aggregated for such calendar year or applicable portion thereof during which such Person was the Holder of a Class R Certificate. Such obligation of the Master Servicer shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Master Servicer pursuant to any requirements of the Code.

        (d)  Upon the  written  request  of any  Certificateholder,  the  Master
Servicer, as soon as reasonably practicable, shall provide the requesting Certificateholder with such information as is necessary and appropriate, in the Master Servicer's sole discretion, for purposes of satisfying applicable reporting requirements under Rule 144A.

        (e) The Trustee will make the reports referred to in Section 4.03(a) (and, at its option, any additional files containing the same information in an alternative format) available each month to Certificateholders, any Certificate Insurer and other parties to the Agreement via the Trustee's website, which can be obtained by calling (877) 722-1095. Persons that are unable to use the above website are entitled to have a paper copy mailed to them via first class mail by calling the Trustee at (877) 722-1095. The Trustee shall have the right to change the way the reports referred to in Section 4.03(a) are distributed in order to make such distribution more convenient and/or more accessible to the above parties, to the Certificateholders and to any Certificate Insurer. The Trustee shall provide timely and adequate notification to all the parties mentioned above and to the Certificateholders regarding any such change.

        (f) The Master Servicer shall, on behalf of the Company and in respect of the Trust Fund, sign and cause to be filed with the Commission any periodic reports required to be filed under the provisions of the Exchange Act, and the rules and regulations of the Commission thereunder. In connection with the preparation and filing of such periodic reports, the Trustee shall timely provide to the Master Servicer (I) a list of Certificateholders as shown on the Certificate Register as of the end of each calendar year, (II) copies of all pleadings, other legal process and any other documents relating to any claims, charges or complaints involving the Trustee, as trustee hereunder, or the Trust Fund that are received by the Trustee, (III) notice of all matters that, to the actual knowledge of a Responsible Officer of the Trustee, have been submitted to a vote of the Certificateholders, other than those matters that have been submitted to a vote of the Certificateholders at the request of the Company or the Master Servicer, and (IV) notice of any failure of the Trustee to make any distribution to the Certificateholders as required pursuant to this Agreement. Neither the Master Servicer nor the Trustee shall have any liability with respect to the Master Servicer's failure to properly prepare or file such periodic reports resulting from or relating to the Master Servicer's inability or failure to obtain any information not resulting from the Master Servicer's own negligence or willful misconduct. Any Form 10-K filed with the Commission in connection with this clause (f) shall include a certification, signed by the senior officer in charge of the servicing functions of the Master Servicer, in the form attached as Exhibit O hereto or such other form as may be required or permitted by the Commission (the "Form 10-K Certification"), in compliance with Rule 13a-14 and 15d-14 under the Exchange Act and any additional directives of the Commission. In connection with the Form 10-K Certification, the Trustee shall provide the Master Servicer with a back-up certification substantially in the form attached hereto as Exhibit P.

        Section 4.04 Distribution of Reports to the Trustee and the Company; Advances by the Master Servicer.

        (a) Prior to the close of business on the Determination Date, the Master Servicer shall furnish a written statement to the Trustee, any Certificate Insurer, any Paying Agent and the Company (the information in such statement to be made available to Certificateholders by the Master Servicer on request) setting forth (i) the Available Distribution Amount and (ii) the amounts required to be withdrawn from the Custodial Account and deposited into the Certificate Account on the immediately succeeding Certificate Account Deposit Date pursuant to clause (iii) of Section 4.01(a). The determination by the Master Servicer of such amounts shall, in the absence of obvious error, be presumptively deemed to be correct for all purposes hereunder and the Trustee shall be protected in relying upon the same without any independent check or verification.

        (b) On or before 2:00 P.M. New York time on each Certificate Account Deposit Date, the Master Servicer shall either (i) deposit in the Certificate Account from its own funds, or funds received therefor from the Subservicers, an amount equal to the Advances to be made by the Master Servicer in respect of the related Distribution Date, which shall be in an aggregate amount equal to the aggregate amount of Monthly Payments (with each interest portion thereof adjusted to the Net Mortgage Rate), less the amount of any related Servicing Modifications, Debt Service Reductions or reductions in the amount of interest collectable from the Mortgagor pursuant to the Relief Act, on the Outstanding Mortgage Loans as of the related Due Date, which Monthly Payments were not received as of the close of business as of the related Determination Date; provided that no Advance shall be made if it would be a Nonrecoverable Advance,
(ii) withdraw from amounts on deposit in the Custodial Account and deposit in the Certificate Account all or a portion of the Amount Held for Future Distribution in discharge of any such Advance, or (iii) make advances in the form of any combination of (i) and (ii) aggregating the amount of such Advance. Any portion of the Amount Held for Future Distribution so used shall be replaced by the Master Servicer by deposit in the Certificate Account on or before 11:00 A.M. New York time on any future Certificate Account Deposit Date to the extent that funds attributable to the Mortgage Loans that are available in the Custodial Account for deposit in the Certificate Account on such Certificate Account Deposit Date shall be less than payments to Certificateholders required to be made on the following Distribution Date. The Master Servicer shall be entitled to use any Advance made by a Subservicer as described in Section 3.07(b) that has been deposited in the Custodial Account on or before such Distribution Date as part of the Advance made by the Master Servicer pursuant to this Section 4.04. The amount of any reimbursement pursuant to Section 4.02(a) in respect of outstanding Advances on any Distribution Date shall be allocated to specific Monthly Payments due but delinquent for previous Due Periods, which allocation shall be made, to the extent practicable, to Monthly Payments which have been delinquent for the longest period of time. Such allocations shall be conclusive for purposes of reimbursement to the Master Servicer from recoveries on related Mortgage Loans pursuant to Section 3.10.

        The determination by the Master Servicer that it has made a Nonrecoverable Advance or that any proposed Advance, if made, would constitute a Nonrecoverable Advance, shall be evidenced by an Officers' Certificate of the Master Servicer delivered to the Company and the Trustee.

        If the Master Servicer determines as of the Business Day preceding any Certificate Account Deposit Date that it will be unable to deposit in the Certificate Account an amount equal to the Advance required to be made for the immediately succeeding Distribution Date, it shall give notice to the Trustee of its inability to advance (such notice may be given by telecopy), not later than 3:00 P.M., New York time, on such Business Day, specifying the portion of such amount that it will be unable to deposit. Not later than 3:00 P.M., New York time, on the Certificate Account Deposit Date the Trustee shall, unless by 12:00 Noon, New York time, on such day the Trustee shall have been notified in writing (by telecopy) that the Master Servicer shall have directly or indirectly deposited in the Certificate Account such portion of the amount of the Advance as to which the Master Servicer shall have given notice pursuant to the preceding sentence, pursuant to Section 7.01, (a) terminate all of the rights and obligations of the Master Servicer under this Agreement in accordance with
Section 7.01 and (b) assume the rights and obligations of the Master Servicer hereunder, including the obligation to deposit in the Certificate Account an amount equal to the Advance for the immediately succeeding Distribution Date.

        The Trustee shall deposit all funds it receives pursuant to this Section
4.04 into the Certificate Account.

        Section 4.05  Allocation of Realized Losses.

        As provided in Section 4.05 of the Series Supplement.

        Section 4.06 Reports of Foreclosures and Abandonment of Mortgaged Property.

        The Master Servicer or the Subservicers shall file information returns with respect to the receipt of mortgage interests received in a trade or business, the reports of foreclosures and abandonments of any Mortgaged Property and the information returns relating to cancellation of indebtedness income with respect to any Mortgaged Property required by Sections 6050H, 6050J and 6050P, respectively, of the Code, and deliver to the Trustee an Officers' Certificate on or before March 31 of each year stating that such reports have been filed. Such reports shall be in form and substance sufficient to meet the reporting requirements imposed by Sections 6050H, 6050J and 6050P of the Code.

        Section 4.07  Optional Purchase of Defaulted Mortgage Loans.
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        As to any Mortgage Loan which is delinquent in payment by 90 days or more, the Master Servicer may, at its option, purchase such Mortgage Loan from the Trustee at the Purchase Price therefor. If at any time the Master Servicer makes a payment to the Certificate Account covering the amount of the Purchase Price for such a Mortgage Loan, and the Master Servicer provides to the Trustee a certification signed by a Servicing Officer stating that the amount of such payment has been deposited in the Certificate Account, then the Trustee shall execute the assignment of such Mortgage Loan at the request of the Master Servicer without recourse to the Master Servicer, which shall succeed to all the Trustee's right, title and interest in and to such Mortgage Loan, and all security and documents relative thereto. Such assignment shall be an assignment outright and not for security. The Master Servicer will thereupon own such Mortgage, and all such security and documents, free of any further obligation to the Trustee or the Certificateholders with respect thereto.

        If, however the Master Servicer shall have exercised its right to repurchase a Mortgage Loan pursuant to this Section 4.07 upon the written request of and with funds provided by the Junior Certificateholder and thereupon transferred such Mortgage Loan to the Junior Certificateholder, the Master Servicer shall so notify the Trustee in writing.

        Section 4.08  Surety Bond.

        (a) If a Required Surety Payment is payable pursuant to the Surety Bond with respect to any Additional Collateral Loan, the Master Servicer shall so notify the Trustee as soon as reasonably practicable and the Trustee shall promptly complete the notice in the form of Attachment 1 to the Surety Bond and shall promptly submit such notice to the Surety as a claim for a Required Surety. The Master Servicer shall upon request assist the Trustee in completing such notice and shall provide any information requested by the Trustee in connection therewith.

        (b) Upon receipt of a Required Surety Payment from the Surety on behalf of the Holders of Certificates, the Trustee shall deposit such Required Surety Payment in the Certificate Account and shall distribute such Required Surety Payment, or the proceeds thereof, in accordance with the provisions of Section 4.02.

        (c) The Trustee shall (i) receive as attorney-in-fact of each Holder of a Certificate any Required Surety Payment from the Surety and (ii) disburse the same to the Holders of such Certificates as set forth in Section 4.02.

                                    ARTICLE V

                                       THE CERTIFICATES

        Section 5.01  The Certificates.

        (a) The Senior, Class M, Class B and Class R Certificates shall be substantially in the forms set forth in Exhibits A, B, C and D, respectively, and shall, on original issue, be executed and delivered by the Trustee to the Certificate Registrar for authentication and delivery to or upon the order of the Company upon receipt by the Trustee or one or more Custodians of the documents specified in Section 2.01. The Certificates shall be issuable in the minimum denominations designated in the Preliminary Statement to the Series Supplement.

        The Certificates shall be executed by manual or facsimile signature on behalf of an authorized officer of the Trustee. Certificates bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Trustee shall bind the Trustee, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Certificate or did not hold such offices at the date of such Certificates. No Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless there appears on such Certificate a certificate of authentication substantially in the form provided for herein executed by the Certificate Registrar by manual signature, and such certificate upon any Certificate shall be conclusive evidence, and the only evidence, that such

Certificate  has  been  duly   authenticated   and  delivered   hereunder.   All
Certificates shall be dated the date of their authentication.

        (b) Except as provided below, registration of Book-Entry Certificates may not be transferred by the Trustee except to another Depository that agrees to hold such Certificates for the respective Certificate Owners with Ownership Interests therein. The Holders of the Book-Entry Certificates shall hold their respective Ownership Interests in and to each of such Certificates through the book-entry facilities of the Depository and, except as provided below, shall not be entitled to Definitive Certificates in respect of such Ownership Interests. All transfers by Certificate Owners of their respective Ownership Interests in the Book-Entry Certificates shall be made in accordance with the procedures established by the Depository Participant or brokerage firm representing such Certificate Owner. Each Depository Participant shall transfer the Ownership
Interests only in the Book-Entry Certificates of Certificate Owners it represents or of brokerage firms for which it acts as agent in accordance with the Depository's normal procedures.

        The Trustee, the Master Servicer and the Company may for all purposes (including the making of payments due on the respective Classes of Book-Entry Certificates) deal with the Depository as the authorized representative of the Certificate Owners with respect to the respective Classes of Book-Entry Certificates for the purposes of exercising the rights of Certificateholders hereunder. The rights of Certificate Owners with respect to the respective Classes of Book-Entry Certificates shall be limited to those established by law and agreements between such Certificate Owners and the Depository Participants and brokerage firms representing such Certificate Owners. Multiple requests and directions from, and votes of, the Depository as Holder of any Class of Book-Entry Certificates with respect to any particular matter shall not be deemed inconsistent if they are made with respect to different Certificate Owners. The Trustee may establish a reasonable record date in connection with solicitations of consents from or voting by Certificateholders and shall give notice to the Depository of such record date.

        If (i)(A) the Company advises the Trustee in writing that the Depository is no longer willing or able to properly discharge its responsibilities as Depository and (B) the Company is unable to locate a qualified successor or (ii) the Company, with the consent of a majority of the Certificateholders, advises the Trustee in writing that it elects to terminate the book-entry system through the Depository, the Trustee shall notify all Certificate Owners, through the Depository, of the occurrence of any such event and of the availability of
Definitive Certificates to Certificate Owners requesting the same. Upon surrender to the Trustee of the Book-Entry Certificates by the Depository, accompanied by registration instructions from the Depository for registration of transfer, the Trustee shall issue the Definitive Certificates.

        In addition, if an Event of Default has occurred and is continuing, each Certificate Owner materially adversely affected thereby may at its option request a Definitive Certificate evidencing such Certificate Owner's Percentage Interest in the related Class of Certificates. In order to make such request, such Certificate Owner shall, subject to the rules and procedures of the Depository, provide the Depository or the related Depository Participant with directions for the Trustee to exchange or cause the exchange of the Certificate Owner's interest in such Class of Certificates for an equivalent Percentage Interest in fully registered definitive form. Upon receipt by the Trustee of instruction from the Depository directing the Trustee to effect such exchange (such instructions to contain information regarding the Class of Certificates and the Certificate Balance being exchanged, the Depository Participant account to be debited with the decrease, the registered holder of and delivery instructions for the Definitive Certificates and any other information reasonably required by the Trustee), (i) the Trustee shall instruct the Depository to reduce the related Depository Participant's account by the aggregate Certificate Principal Balance of the Definitive Certificates, (ii) the Trustee shall execute, authenticate and deliver, in accordance with the registration and delivery instructions provided by the Depository, a Definitive Certificate evidencing such Certificate Owner's Percentage Interest in such Class of Certificates and (iii) the Trustee shall execute and authenticate a new Book-Entry Certificate reflecting the reduction in the aggregate Certificate Principal Balance of such Class of Certificates by the amount of the Definitive Certificates.

        None of the Company, the Master Servicer or the Trustee shall be liable for any actions taken by the Depository or its nominee, including, without limitation, any delay in delivery of any instruction required under this section and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive Certificates all references herein to obligations imposed upon or to be performed by the Depository in connection with the issuance of the Definitive Certificates pursuant to this Section 5.01 shall be deemed to be imposed upon and performed by the Trustee, and the Trustee and the Master Servicer shall recognize the Holders of the Definitive Certificates as Certificateholders hereunder.

        (c) From time to time Residential Funding, as the initial Holder of the Class A-V Certificates, may exchange such Holder's Class A-V Certificates for Subclasses of Class A-V Certificates to be issued under this Agreement by delivering a "Request for Exchange" substantially in the form attached hereto as Exhibit N executed by an authorized officer, which Subclasses, in the aggregate, will represent the Uncertificated Class A-V REMIC Regular Interests corresponding to the Class A-V Certificates so surrendered for exchange. Any Subclass so issued shall bear a numerical designation commencing with Class A-V-1 and continuing sequentially thereafter, and will evidence ownership of the Uncertificated Class A-V REMIC Regular Interest or Interests specified in writing by such initial Holder to the Trustee. The Trustee may conclusively, without any independent verification, rely on, and shall be protected in relying on, Residential Funding's determinations of the Uncertificated Class A-V REMIC Regular Interests corresponding to any Subclass, the Initial Notional Amount and the initial Pass-Through Rate on a Subclass as set forth in such Request for Exchange and the Trustee shall have no duty to determine if any Uncertificated Class A-V REMIC Regular Interest designated on a Request for Exchange corresponds to a Subclass which has previously been issued. Each Subclass so issued shall be substantially in the form set forth in Exhibit A and shall, on original issue, be executed and delivered by the Trustee to the Certificate Registrar for authentication and delivery in accordance with Section 5.01(a). Every Certificate presented or surrendered for exchange by the initial Holder shall (if so required by the Trustee or the Certificate Registrar) be duly endorsed by, or be accompanied by a written instrument of transfer attached to such Certificate and shall be completed to the satisfaction of the Trustee and the Certificate Registrar duly executed by, the initial Holder thereof or his attorney duly authorized in writing. The Certificates of any Subclass of Class A-V Certificates may be transferred in whole, but not in part, in accordance with the provisions of Section 5.02.

        Section 5.02  Registration of Transfer and Exchange of Certificates.
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        (a) The Trustee shall cause to be kept at one of the offices or agencies to be appointed by the Trustee in accordance with the provisions of Section 8.12 a Certificate Register in which, subject to such reasonable regulations as it may prescribe, the Trustee shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided. The Trustee is initially appointed Certificate Registrar for the purpose of registering Certificates and transfers and exchanges of Certificates as herein provided. The Certificate Registrar, or the Trustee, shall provide the Master Servicer with a certified list of Certificateholders as of each Record Date prior to the related Determination Date.

        (b) Upon surrender for registration of transfer of any Certificate at any office or agency of the Trustee maintained for such purpose pursuant to
Section 8.12 and, in the case of any Class M, Class B or Class R Certificate, upon satisfaction of the conditions set forth below, the Trustee shall execute and the Certificate Registrar shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Certificates of a like Class (or Subclass) and aggregate Percentage Interest.

        (c) At the option of the Certificateholders, Certificates may be exchanged for other Certificates of authorized denominations of a like Class (or Subclass) and aggregate Percentage Interest, upon surrender of the Certificates to be exchanged at any such office or agency. Whenever any Certificates are so surrendered for exchange the Trustee shall execute and the Certificate Registrar shall authenticate and deliver the Certificates of such Class which the Certificateholder making the exchange is entitled to receive. Every Certificate presented or surrendered for transfer or exchange shall (if so required by the Trustee or the Certificate Registrar) be duly endorsed by, or be accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by, the Holder thereof or his attorney duly authorized in writing.

        (d) No transfer, sale, pledge or other disposition of a Class B Certificate shall be made unless such transfer, sale, pledge or other disposition is exempt from the registration requirements of the Securities Act of 1933, as amended, and any applicable state securities laws or is made in accordance with said Act and laws. In the event that a transfer of a Class B Certificate is to be made either (i)(A) the Trustee shall require a written Opinion of Counsel acceptable to and in form and substance satisfactory to the Trustee and the Company that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from said Act and laws or is being made pursuant to said Act and laws, which Opinion of Counsel shall not be an expense of the Trustee, the Company or the Master Servicer (except that, if such transfer is made by the Company or the Master Servicer or any Affiliate thereof, the Company or the Master Servicer shall provide such Opinion of Counsel at their own expense); provided that such Opinion of Counsel will not be required in connection with the initial transfer of any such Certificate by the Company or any Affiliate thereof to the Company or an Affiliate of the Company and (B) the Trustee shall require the transferee to execute a representation letter, substantially in the form of Exhibit H hereto, and the Trustee shall require the transferor to execute a representation letter, substantially in the form of Exhibit I hereto, each acceptable to and in form and substance satisfactory to the Company and the Trustee certifying to the Company and the Trustee the facts surrounding such transfer, which representation letters shall not be an expense of the Trustee, the Company or the Master Servicer;

provided, however, that such representation letters will not be required in connection with any transfer of any such Certificate by the Company or any Affiliate thereof to the Company or an Affiliate of the Company, and the Trustee shall be entitled to conclusively rely upon a representation (which, upon the request of the Trustee, shall be a written representation) from the Company, of the status of such transferee as an Affiliate of the Company or (ii) the prospective transferee of such a Certificate shall be required to provide the Trustee, the Company and the Master Servicer with an investment letter substantially in the form of Exhibit J attached hereto (or such other form as the Company in its sole discretion deems acceptable), which investment letter shall not be an expense of the Trustee, the Company or the Master Servicer, and which investment letter states that, among other things, such transferee (A) is a "qualified institutional buyer" as defined under Rule 144A, acting for its own account or the accounts of other "qualified institutional buyers" as defined under Rule 144A, and (B) is aware that the proposed transferor intends to rely on the exemption from registration requirements under the Securities Act of 1933, as amended, provided by Rule 144A. The Holder of any such Certificate desiring to effect any such transfer, sale, pledge or other disposition shall, and does hereby agree to, indemnify the Trustee, the Company, the Master Servicer and the Certificate Registrar against any liability that may result if the transfer, sale, pledge or other disposition is not so exempt or is not made in accordance with such federal and state laws.

        (e) (i) In the case of any Class B or Class R Certificate presented for registration in the name of any Person, either (A) the Trustee shall require an Opinion of Counsel acceptable to and in form and substance satisfactory to the Trustee, the Company and the Master Servicer to the effect that the purchase or holding of such Class B or Class R Certificate is permissible under applicable law, will not constitute or result in any non-exempt prohibited transaction under Section 406 of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Section 4975 of the Code (or comparable provisions of any subsequent enactments), and will not subject the Trustee, the Company or the Master Servicer to any obligation or liability (including obligations or liabilities under ERISA or Section 4975 of the Code) in addition to those undertaken in this Agreement, which Opinion of Counsel shall not be an expense of the Trustee, the Company or the Master Servicer or (B) the prospective Transferee shall be required to provide the Trustee, the Company and the Master Servicer with a certification to the effect set forth in paragraph six of Exhibit H (with respect to any Class B Certificate) or paragraph fifteen of Exhibit G-1 (with respect to any Class R Certificate), which the Trustee may rely upon without further inquiry or investigation, or such other certifications as the Trustee may deem desirable or necessary in order to establish that such Transferee or the Person in whose name such registration is requested either (a) is not an employee benefit plan or other plan subject to the prohibited transaction provisions of ERISA or Section 4975 of the Code, or any Person (including an investment manager, a named fiduciary or a trustee of any such plan) who is using "plan assets" of any such plan to effect such acquisition (each, a "Plan Investor") or (b) in the case of any Class B Certificate, the following conditions are satisfied: (i) such Transferee is an insurance company,
(ii) the source of funds used to purchase or hold such Certificate (or interest therein) is an "insurance company general account" (as defined in U.S. Department of Labor Prohibited Transaction Class Exemption ("PTCE") 95-60, and
(iii) the conditions set forth in Sections I and III of PTCE 95-60 have been satisfied (each entity that satisfies this clause (b), a "Complying Insurance Company").

                      (ii) Any Transferee of a Class M Certificate will be deemed to have represented by virtue of its purchase or holding of such Certificate (or interest therein) that either (a) such Transferee is not a Plan Investor,
               (b) it has acquired and is holding such Certificate in reliance on Prohibited Transaction Exemption ("PTE") 94-29, 59 Fed. Reg. 14674 (March 29, 1994), as amended by PTE 97-34, 62 Fed. Reg. 39021 (July 21, 1997), PTE 2000-58, 65 Fed. Reg. 67765 (November
               13, 2000), and PTE 2002-41,  67 Fed. Reg. 54487 (August 22, 2002)
               (the "RFC Exemption"), and that it understands that there are certain conditions to the availability of the RFC Exemption including that such Certificate must be rated, at the time of purchase, not lower than "BBB-" (or its equivalent) by Standard & Poor's, Fitch or Moody's or (c) such Transferee is a Complying Insurance Company.

                      (iii) (A) If any Class M Certificate (or any interest therein) is acquired or held by any Person that does not satisfy the conditions described in paragraph (ii) above, then the last preceding Transferee that either (i) is not a Plan Investor, (ii) acquired such Certificate in compliance with the RFC Exemption, or (iii) is a Complying Insurance Company shall be restored, to the extent permitted by law, to all rights and obligations as Certificate Owner thereof retroactive to the date of such Transfer of such Class M Certificate. The Trustee shall be under no liability to any Person for making any payments due on such Certificate to such preceding Transferee.

                             (B) Any purported Certificate Owner whose acquisition or holding of any Class M Certificate (or interest therein) was effected in violation of the restrictions in this Section 5.02(e) shall indemnify and hold harmless the Company, the Trustee, the Master Servicer, any Subservicer, each Underwriter and the Trust Fund from and against any and all liabilities, claims, costs or expenses incurred by such parties as a result of such acquisition or holding.

        (f) (i) Each Person who has or who acquires any Ownership Interest in a Class R Certificate shall be deemed by the acceptance or acquisition of such Ownership Interest to have agreed to be bound by the following provisions and to have irrevocably authorized the Trustee or its designee under clause (iii)(A) below to deliver payments to a Person other than such Person and to negotiate the terms of any mandatory sale under clause (iii)(B) below and to execute all instruments of transfer and to do all other things necessary in connection with any such sale. The rights of each Person acquiring any Ownership Interest in a Class R Certificate are expressly subject to the following provisions:

                             (A) Each Person  holding or acquiring any Ownership
                      Interest in a Class R Certificate shall be a Permitted Transferee and shall promptly notify the Trustee of any change or impending change in its status as a Permitted Transferee.

                             (B) In connection with any proposed Transfer of any
                      Ownership Interest in a Class R Certificate, the Trustee shall require delivery to it, and shall not register the Transfer of any Class R Certificate until its receipt of,
                      (I) an affidavit and agreement (a "Transfer Affidavit and Agreement," in the form attached hereto as Exhibit G-1) from the proposed Transferee, in form and substance satisfactory to the Master Servicer, representing and warranting, among other things, that it is a Permitted Transferee, that it is not acquiring its Ownership Interest in the Class R Certificate that is the subject of the proposed Transfer as a nominee, trustee or agent for any Person who is not a Permitted Transferee, that for so long as it retains its Ownership Interest in a Class R Certificate, it will endeavor to remain a Permitted Transferee, and that it has reviewed the provisions of this Section 5.02(f) and agrees to be bound by them, and (II) a certificate, in the form attached hereto as Exhibit G-2, from the Holder wishing to transfer the Class R Certificate, in form and substance satisfactory to the Master Servicer, representing and warranting, among other things, that no purpose of the proposed Transfer is to impede the assessment or collection of tax.

                             (C) Notwithstanding the delivery of a Transfer Affidavit and Agreement by a proposed Transferee under clause (B) above, if a Responsible Officer of the Trustee who is assigned to this Agreement has actual knowledge that the proposed Transferee is not a Permitted Transferee, no Transfer of an Ownership Interest in a Class R Certificate to such proposed Transferee shall be effected.

                             (D) Each Person  holding or acquiring any Ownership
                      Interest in a Class R Certificate shall agree (x) to require a Transfer Affidavit and Agreement from any other Person to whom such Person attempts to transfer its Ownership Interest in a Class R Certificate and (y) not to transfer its Ownership Interest unless it provides a certificate to the Trustee in the form attached hereto as Exhibit G-2.

                             (E) Each Person  holding or  acquiring an Ownership
                      Interest in a Class R Certificate, by purchasing an Ownership Interest in such Certificate, agrees to give the Trustee written notice that it is a "pass-through interest holder" within the meaning of Temporary Treasury Regulations Section 1.67-3T(a)(2)(i)(A) immediately upon acquiring an Ownership Interest in a Class R Certificate, if it is, or is holding an Ownership Interest in a Class R Certificate on behalf of, a "pass-through interest holder."

                      (ii) The Trustee will register the Transfer of any Class R
               Certificate only if it shall have received the Transfer Affidavit and Agreement, a certificate of the Holder requesting such transfer in the form attached hereto as Exhibit G-2 and all of such other documents as shall have been reasonably required by the Trustee as a condition to such registration. Transfers of the Class R Certificates to Non-United States Persons and Disqualified Organizations (as defined in Section 860E(e)(5) of the Code) are prohibited.

                      (iii) (A) If any Disqualified  Organization shall become a holder of a Class R Certificate, then the last preceding Permitted Transferee shall be restored, to the extent permitted by law, to all rights and obligations as Holder thereof retroactive to the date of registration of such Transfer of such Class R Certificate. If a Non-United States Person shall become a holder of a Class R Certificate, then the last preceding United States Person shall be restored, to the extent permitted by law, to all rights and obligations as Holder thereof retroactive to the date of registration of such Transfer of such Class R Certificate. If a transfer of a Class R Certificate is disregarded pursuant to the provisions of Treasury Regulations Section 1.860E-1 or Section 1.860G-3, then the last preceding Permitted Transferee shall be restored, to the extent permitted by law, to all rights and obligations as Holder thereof retroactive to the date of registration of such Transfer of such Class R Certificate. The Trustee shall be under no liability to any Person for any registration of Transfer of a Class R Certificate that is in fact not permitted by this Section 5.02(f) or for making any payments due on such Certificate to the holder thereof or for taking any other action with respect to such holder under the provisions of this Agreement.

                             (B) If any  purported  Transferee  shall  become  a
                      Holder  of a  Class  R  Certificate  in  violation  of the restrictions in this Section 5.02(f) and to the extent that the retroactive restoration of the rights of the Holder of such Class R Certificate as described in clause
                      (iii)(A) above shall be invalid, illegal or unenforceable, then the Master Servicer shall have the right, without notice to the holder or any prior holder of such Class R Certificate, to sell such Class R Certificate to a purchaser selected by the Master Servicer on such terms as the Master Servicer may choose. Such purported Transferee shall promptly endorse and deliver each Class R Certificate in accordance with the instructions of the Master Servicer. Such purchaser may be the Master Servicer itself or any Affiliate of the Master Servicer. The proceeds of such sale, net of the commissions (which may include commissions payable to the Master Servicer or its Affiliates), expenses and taxes due, if any, will be remitted by the Master Servicer to such purported Transferee. The terms and conditions of any sale under this clause (iii)(B) shall be determined in the sole discretion of the Master Servicer, and the Master Servicer shall not be liable to any Person having an Ownership Interest in a Class R Certificate as a result of its exercise of such discretion.

                      (iv) The Master Servicer, on behalf of the Trustee,  shall make available, upon written request from the Trustee, all information necessary to compute any tax imposed (A) as a result of the Transfer of an Ownership Interest in a Class R Certificate to any Person who is a Disqualified Organization, including the information regarding "excess inclusions" of such Class R Certificates required to be provided to the Internal Revenue Service and certain Persons as described in Treasury Regulations Sections 1.860D-1(b)(5) and 1.860E-2(a)(5), and (B) as a result of any regulated investment company, real estate investment trust, common trust fund, partnership, trust, estate or organization described in Section 1381 of the Code that holds an Ownership Interest in a Class R Certificate having as among its record holders at any time any Person who is a Disqualified Organization. Reasonable compensation for providing such information may be required by the Master Servicer from such Person.

                      (v) The provisions of this Section 5.02(f) set forth prior to this clause (v) may be modified, added to or eliminated, provided that there shall have been delivered to the Trustee the following:

                             (A) written notification from each Rating Agency to
                      the effect that the modification, addition to or elimination of such provisions will not cause such Rating Agency to downgrade its then-current ratings, if any, of any Class of the Senior, Class M or Class B Certificates below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency; and

                             (B) subject to Section 10.01(f), an Officers' Certificate of the Master Servicer stating that the Master Servicer has received an Opinion of Counsel, in form and substance satisfactory to the Master Servicer, to the effect that such modification, addition to or absence of such provisions will not cause any portion of any REMIC formed under the Series Supplement to cease to qualify as a REMIC and will not cause (x) any portion of any REMIC formed under the Series Supplement to be subject to an entity-level tax caused by the Transfer of any Class R Certificate to a Person that is a Disqualified Organization or (y) a Certificateholder or another Person to be subject to a REMIC-related tax caused by the Transfer of a Class R Certificate to a Person that is not a Permitted Transferee.

        (g) No service charge shall be made for any transfer or exchange of Certificates of any Class, but the Trustee may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

        (h) All Certificates surrendered for transfer and exchange shall be destroyed by the Certificate Registrar.

        Section 5.03  Mutilated, Destroyed, Lost or Stolen Certificates.
                      -------------------------------------------------

        If (i) any mutilated Certificate is surrendered to the Certificate Registrar, or the Trustee and the Certificate Registrar receive evidence to their satisfaction of the destruction, loss or theft of any Certificate, and
(ii) there is delivered to the Trustee and the Certificate Registrar such security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice to the Trustee or the Certificate Registrar that such Certificate has been acquired by a bona fide purchaser, the Trustee shall execute and the Certificate Registrar shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like tenor, Class and Percentage Interest but bearing a number not contemporaneously outstanding. Upon the issuance of any new Certificate under this Section, the Trustee may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee and the

Certificate Registrar) connected therewith. Any duplicate Certificate issued pursuant to this Section shall constitute complete and indefeasible evidence of ownership in the Trust Fund, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

        Section 5.04  Persons Deemed Owners.

        Prior to due presentation of a Certificate for registration of transfer, the Company, the Master Servicer, the Trustee, any Certificate Insurer, the Certificate Registrar and any agent of the Company, the Master Servicer, the Trustee, any Certificate Insurer or the Certificate Registrar may treat the Person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions pursuant to Section 4.02 and for all other purposes whatsoever, except as and to the extent provided in the definition of "Certificateholder," and neither the Company, the Master Servicer, the Trustee, any Certificate Insurer, the Certificate Registrar nor any agent of the Company, the Master Servicer, the Trustee, any Certificate Insurer or the Certificate Registrar shall be affected by notice to the contrary except as provided in Section 5.02(f).

        Section 5.05  Appointment of Paying Agent.

        The Trustee may appoint a Paying Agent for the purpose of making distributions to the Certificateholders pursuant to Section 4.02. In the event of any such appointment, on or prior to each Distribution Date the Master Servicer on behalf of the Trustee shall deposit or cause to be deposited with the Paying Agent a sum sufficient to make the payments to the Certificateholders in the amounts and in the manner provided for in Section 4.02, such sum to be held in trust for the benefit of the Certificateholders.

        The Trustee shall cause each Paying Agent to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee that such Paying Agent will hold all sums held by it for the payment to the Certificateholders in trust for the benefit of the Certificateholders entitled thereto until such sums shall be paid to such Certificateholders. Any sums so held by such Paying Agent shall be held only in Eligible Accounts to the extent such sums are not distributed to the Certificateholders on the date of receipt by such Paying Agent.

                                          ARTICLE VI

                       THE COMPANY AND THE MASTER SERVICER

          Section 6.01 Respective Liabilities of the Company and the Master Servicer.

        The Company and the Master Servicer shall each be liable in accordance herewith only to the extent of the obligations specifically and respectively imposed upon and undertaken by the Company and the Master Servicer herein. By way of illustration and not limitation, the Company is not liable for the servicing and administration of the Mortgage Loans, nor is it obligated by
Section 7.01 or Section 10.01 to assume any obligations of the Master Servicer or to appoint a designee to assume such obligations, nor is it liable for any other obligation hereunder that it may, but is not obligated to, assume unless it elects to assume such obligation in accordance herewith.

        Section 6.02 Merger or Consolidation of the Company or the Master Servicer; Assignment of Rights and Delegation of Duties by Master Servicer.

        (a) The Company and the Master Servicer will each keep in full effect its existence, rights and franchises as a corporation under the laws of the state of its incorporation, and will each obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, the Certificates or any of the Mortgage Loans and to perform its respective duties under this Agreement.

        (b) Any Person into which the Company or the Master Servicer may be merged or consolidated, or any corporation resulting from any merger or consolidation to which the Company or the Master Servicer shall be a party, or any Person succeeding to the business of the Company or the Master Servicer, shall be the successor of the Company or the Master Servicer, as the case may be, hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that the successor or surviving Person to the Master Servicer shall be qualified to service mortgage loans on behalf of Fannie Mae or Freddie Mac; and provided further that each Rating Agency's ratings, if any, of the Senior, Class M or Class B Certificates in effect immediately prior to such merger or consolidation will not be qualified, reduced or withdrawn as a result thereof (as evidenced by a letter to such effect from each Rating Agency).

        (c) Notwithstanding anything else in this Section 6.02 and Section 6.04 to the contrary, the Master Servicer may assign its rights and delegate its duties and obligations under this Agreement; provided that the Person accepting such assignment or delegation shall be a Person which is qualified to service mortgage loans on behalf of Fannie Mae or Freddie Mac, is reasonably satisfactory to the Trustee and the Company, is willing to service the Mortgage Loans and executes and delivers to the Company and the Trustee an agreement, in form and substance reasonably satisfactory to the Company and the Trustee, which contains an assumption by such Person of the due and punctual performance and observance of each covenant and condition to be performed or observed by the Master Servicer under this Agreement; provided further that each Rating Agency's rating of the Classes of Certificates that have been rated in effect immediately prior to such assignment and delegation will not be qualified, reduced or withdrawn as a result of such assignment and delegation (as evidenced by a letter to such effect from each Rating Agency). In the case of any such assignment and delegation, the Master Servicer shall be released from its obligations under this Agreement, except that the Master Servicer shall remain liable for all liabilities and obligations incurred by it as Master Servicer hereunder prior to the satisfaction of the conditions to such assignment and delegation set forth in the next preceding sentence.

        Section 6.03 Limitation on Liability of the Company, the Master Servicer and Others.

        Neither the Company, the Master Servicer nor any of the directors, officers, employees or agents of the Company or the Master Servicer shall be under any liability to the Trust Fund or the Certificateholders for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Company, the Master Servicer or any such Person against any breach of warranties or representations made herein or any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or gross negligence in the performance of duties or by reason of reckless disregard of obligations and duties hereunder. The Company, the Master Servicer and any director, officer, employee or agent of the Company or the Master Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Company, the Master Servicer and any director, officer, employee or agent of the Company or the Master Servicer shall be indemnified by the Trust Fund and held harmless against any loss, liability or expense incurred in connection with any legal action relating to this Agreement or the Certificates, other than any loss, liability or expense related to any specific Mortgage Loan or Mortgage Loans (except as any such loss, liability or expense shall be otherwise reimbursable pursuant to this Agreement) and any loss, liability or expense incurred by reason of willful misfeasance, bad faith or gross negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties hereunder.

        Neither the Company nor the Master Servicer shall be under any obligation to appear in, prosecute or defend any legal or administrative action, proceeding, hearing or examination that is not incidental to its respective duties under this Agreement and which in its opinion may involve it in any expense or liability; provided, however, that the Company or the Master Servicer may in its discretion undertake any such action, proceeding, hearing or examination that it may deem necessary or desirable in respect to this Agreement and the rights and duties of the parties hereto and the interests of the Certificateholders hereunder. In such event, the legal expenses and costs of such action, proceeding, hearing or examination and any liability resulting therefrom shall be expenses, costs and liabilities of the Trust Fund, and the Company and the Master Servicer shall be entitled to be reimbursed therefor out of amounts attributable to the Mortgage Loans on deposit in the Custodial Account as provided by Section 3.10 and, on the Distribution Date(s) following such reimbursement, the aggregate of such expenses and costs shall be allocated in reduction of the Accrued Certificate Interest on each Class entitled thereto in the same manner as if such expenses and costs constituted a Prepayment Interest Shortfall.

        Section 6.04  Company and Master Servicer Not to Resign.
                      -----------------------------------------

        Subject to the provisions of Section 6.02, neither the Company nor the Master Servicer shall resign from its respective obligations and duties hereby imposed on it except upon determination that its duties hereunder are no longer permissible under applicable law. Any such determination permitting the resignation of the Company or the Master Servicer shall be evidenced by an Opinion of Counsel to such effect delivered to the Trustee. No such resignation by the Master Servicer shall become effective until the Trustee or a successor servicer shall have assumed the Master Servicer's responsibilities and obligations in accordance with Section 7.02.

                                   ARTICLE VII

                                     DEFAULT

        Section 7.01  Events of Default.

        Event of Default, wherever used herein, means any one of the following events (whatever reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

                      (i) the Master  Servicer shall fail to distribute or cause to be distributed to the Holders of Certificates of any Class any distribution required to be made under the terms of the Certificates of such Class and this Agreement and, in either case, such failure shall continue unremedied for a period of 5 days after the date upon which written notice of such failure, requiring such failure to be remedied, shall have been given to the Master Servicer by the Trustee or the Company or to the Master Servicer, the Company and the Trustee by the Holders of Certificates of such Class evidencing Percentage Interests aggregating not less than 25%; or

                      (ii) the Master  Servicer shall fail to observe or perform in any material respect any other of the covenants or agreements on the part of the Master Servicer contained in the Certificates of any Class or in this Agreement and such failure shall continue unremedied for a period of 30 days (except that such number of days shall be 15 in the case of a failure to pay the premium for any Required Insurance Policy) after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Master Servicer by the Trustee or the Company, or to the Master Servicer, the Company and the Trustee by the Holders of Certificates of any Class evidencing, in the case of any such Class, Percentage Interests aggregating not less than 25%; or

                      (iii) a decree or order of a court or agency or supervisory authority having jurisdiction in the premises in an involuntary case under any present or future federal or state bankruptcy, insolvency or similar law or appointing a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Master Servicer and such decree or order shall have remained in force undischarged or unstayed for a period of 60 days; or

                      (iv) the Master  Servicer shall consent to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities, or similar proceedings of, or relating to, the Master Servicer or of, or relating to, all or substantially all of the property of the Master Servicer; or

                      (v) the Master Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of, or commence a voluntary case under, any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations; or

                      (vi) the Master Servicer shall notify the Trustee pursuant
               to  Section   4.04(b)  that  it  is  unable  to  deposit  in  the
               Certificate Account an amount equal to the Advance.

        If an Event of Default described in clauses (i)-(v) of this Section shall occur, then, and in each and every such case, so long as such Event of Default shall not have been remedied, either the Company or the Trustee may, and at the direction of Holders of Certificates entitled to at least 51% of the Voting Rights, the Trustee shall, by notice in writing to the Master Servicer (and to the Company if given by the Trustee or to the Trustee if given by the Company), terminate all of the rights and obligations of the Master Servicer under this Agreement and in and to the Mortgage Loans and the proceeds thereof, other than its rights as a Certificateholder hereunder. If an Event of Default described in clause (vi) hereof shall occur, the Trustee shall, by notice to the Master Servicer and the Company, immediately terminate all of the rights and obligations of the Master Servicer under this Agreement and in and to the Mortgage Loans and the proceeds thereof, other than its rights as a Certificateholder hereunder as provided in Section 4.04(b). On or after the receipt by the Master Servicer of such written notice, all authority and power of the Master Servicer under this Agreement, whether with respect to the Certificates (other than as a Holder thereof) or the Mortgage Loans or otherwise, shall subject to Section 7.02 pass to and be vested in the Trustee or the Trustee's designee appointed pursuant to Section 7.02; and, without limitation, the Trustee is hereby authorized and empowered to execute and deliver, on behalf of the Master Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement or assignment of the Mortgage Loans and related documents, or otherwise. The Master Servicer agrees to cooperate with the Trustee in effecting the termination of the Master Servicer's responsibilities and rights hereunder, including, without limitation, the transfer to the Trustee or its designee for administration by it of all cash amounts which shall at the time be credited to the Custodial Account or the Certificate Account or thereafter be received with respect to the Mortgage Loans. No such termination shall release the Master Servicer for any liability that it would otherwise have hereunder for any act or omission prior to the effective time of such termination.

        Notwithstanding any termination of the activities of Residential Funding in its capacity as Master Servicer hereunder, Residential Funding shall be entitled to receive, out of any late collection of a Monthly Payment on a Mortgage Loan which was due prior to the notice terminating Residential Funding's rights and obligations as Master Servicer hereunder and received after such notice, that portion to which Residential Funding would have been entitled pursuant to Sections 3.10(a)(ii), (vi) and (vii) as well as its Servicing Fee in respect thereof, and any other amounts payable to Residential Funding hereunder the entitlement to which arose prior to the termination of its activities hereunder. Upon the termination of Residential Funding as Master Servicer hereunder the Company shall deliver to the Trustee a copy of the Program Guide.

        Section 7.02  Trustee or Company to Act; Appointment of Successor.
                      ---------------------------------------------------

        (a) On and after the time the Master Servicer receives a notice of termination pursuant to Section 7.01 or resigns in accordance with Section 6.04, the Trustee or, upon notice to the Company and with the Company's consent (which shall not be unreasonably withheld) a designee (which meets the standards set forth below) of the Trustee, shall be the successor in all respects to the Master Servicer in its capacity as servicer under this Agreement and the transactions set forth or provided for herein and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on the Master Servicer (except for the responsibilities, duties and liabilities contained in Sections 2.02 and 2.03(a), excluding the duty to notify related Subservicers or Sellers as set forth in such Sections, and its obligations to deposit amounts in respect of losses incurred prior to such notice or termination on the investment of funds in the Custodial Account or the Certificate Account pursuant to Sections 3.07(c) and 4.01(b) by the terms and provisions hereof); provided, however, that any failure to perform such duties or responsibilities caused by the preceding Master Servicer's failure to provide information required by
Section 4.04 shall not be considered a default by the Trustee hereunder. As compensation therefor, the Trustee shall be entitled to all funds relating to the Mortgage Loans which the Master Servicer would have been entitled to charge to the Custodial Account or the Certificate Account if the Master Servicer had continued to act hereunder and, in addition, shall be entitled to the income from any Permitted Investments made with amounts attributable to the Mortgage Loans held in the Custodial Account or the Certificate Account. If the Trustee has become the successor to the Master Servicer in accordance with Section 6.04 or Section 7.01, then notwithstanding the above, the Trustee may, if it shall be unwilling to so act, or shall, if it is unable to so act, appoint, or petition a court of competent jurisdiction to appoint, any established housing and home finance institution, which is also a Fannie Mae- or Freddie Mac-approved mortgage servicing institution, having a net worth of not less than $10,000,000 as the successor to the Master Servicer hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Master Servicer hereunder. Pending appointment of a successor to the Master Servicer hereunder, the Trustee shall become successor to the Master Servicer and shall act in such capacity as hereinabove provided. In connection with such appointment and assumption, the Trustee may make such arrangements for the compensation of such successor out of payments on Mortgage Loans as it and such successor shall agree; provided, however, that no such compensation shall be in excess of that permitted the initial Master Servicer hereunder. The Company, the Trustee, the Custodian and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession. The
Servicing  Fee for any  successor  Master  Servicer  appointed  pursuant to this
Section 7.02 will be lowered with respect to those Mortgage Loans, if any, where the Subservicing Fee accrues at a rate of less than 0.20% per annum in the event that the successor Master Servicer is not servicing such Mortgage Loans directly and it is necessary to raise the related Subservicing Fee to a rate of 0.20% per annum in order to hire a Subservicer with respect to such Mortgage Loans.

        (b) In connection with the termination or resignation of the Master Servicer hereunder, either (i) the successor Master Servicer, including the Trustee if the Trustee is acting as successor Master Servicer, shall represent and warrant that it is a member of MERS in good standing and shall agree to comply in all material respects with the rules and procedures of MERS in connection with the servicing of the Mortgage Loans that are registered with MERS, in which case the predecessor Master Servicer shall cooperate with the successor Master Servicer in causing MERS to revise its records to reflect the transfer of servicing to the successor Master Servicer as necessary under MERS' rules and regulations, or (ii) the predecessor Master Servicer shall cooperate with the successor Master Servicer in causing MERS to execute and deliver an assignment of Mortgage in recordable form to transfer the Mortgage from MERS to the Trustee and to execute and deliver such other notices, documents and other instruments as may be necessary or desirable to effect a transfer of such Mortgage Loan or servicing of such Mortgage Loan on the MERS(R) System to the successor Master Servicer. The predecessor Master Servicer shall file or cause to be filed any such assignment in the appropriate recording office. The predecessor Master Servicer shall bear any and all fees of MERS, costs of preparing any assignments of Mortgage, and fees and costs of filing any assignments of Mortgage that may be required under this subsection (b). The successor Master Servicer shall cause such assignment to be delivered to the Trustee or the Custodian promptly upon receipt of the original with evidence of recording thereon or a copy certified by the public recording office in which such assignment was recorded.

        Section 7.03  Notification to Certificateholders.
                      ----------------------------------

        (a) Upon any such termination or appointment of a successor to the Master Servicer, the Trustee shall give prompt written notice thereof to the Certificateholders at their respective addresses appearing in the Certificate Register.

        (b) Within 60 days after the occurrence of any Event of Default, the Trustee shall transmit by mail to all Holders of Certificates notice of each such Event of Default hereunder known to the Trustee, unless such Event of Default shall have been cured or waived.

        Section 7.04  Waiver of Events of Default.

        The Holders representing at least 66% of the Voting Rights affected by a default or Event of Default hereunder may waive such default or Event of Default; provided, however, that (a) a default or Event of Default under clause
(i) of Section 7.01 may be waived only by all of the Holders of Certificates affected by such default or Event of Default and (b) no waiver pursuant to this
Section 7.04 shall affect the Holders of Certificates in the manner set forth in
Section 11.01(b)(i) or (ii). Upon any such waiver of a default or Event of Default by the Holders representing the requisite percentage of Voting Rights affected by such default or Event of Default, such default or Event of Default shall cease to exist and shall be deemed to have been remedied for every purpose hereunder. No such waiver shall extend to any subsequent or other default or Event of Default or impair any right consequent thereon except to the extent expressly so waived.

                                         ARTICLE VIII

                                    CONCERNING THE TRUSTEE

        Section 8.01  Duties of Trustee.

        (a) The Trustee, prior to the occurrence of an Event of Default and after the curing or waiver of all Events of Default which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Agreement. In case an Event of Default has occurred (which has not been cured or waived), the Trustee shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in their exercise as a prudent investor would exercise or use under the circumstances in the conduct of such investor's own affairs.

        (b) The Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee which are specifically required to be furnished pursuant to any provision of this Agreement, shall examine them to determine whether they conform to the requirements of this Agreement. The Trustee shall notify the Certificateholders of any such documents which do not materially conform to the requirements of this Agreement in the event that the Trustee, after so requesting, does not receive satisfactorily corrected documents.

        The Trustee shall forward or cause to be forwarded in a timely fashion the notices, reports and statements required to be forwarded by the Trustee pursuant to Sections 4.03, 4.06, 7.03 and 10.01. The Trustee shall furnish in a timely fashion to the Master Servicer such information as the Master Servicer may reasonably request from time to time for the Master Servicer to fulfill its duties as set forth in this Agreement. The Trustee covenants and agrees that it shall perform its obligations hereunder in a manner so as to maintain the status of any portion of any REMIC formed under the Series Supplement as a REMIC under the REMIC Provisions and (subject to Section 10.01(f)) to prevent the imposition of any federal, state or local income, prohibited transaction, contribution or other tax on the Trust Fund to the extent that maintaining such status and avoiding such taxes are reasonably within the control of the Trustee and are reasonably within the scope of its duties under this Agreement.

        (c) No provision of this Agreement shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct; provided, however, that:

                      (i) Prior to the  occurrence  of an Event of Default,  and after the curing or waiver of all such Events of Default which may have occurred, the duties and obligations of the Trustee shall be determined solely by the express provisions of this Agreement, the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee and, in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee by the Company or the

               Master Servicer and which on their face, do not contradict the requirements of this Agreement;

                      (ii) The  Trustee  shall not be  personally  liable for an error of judgment made in good faith by a Responsible Officer or Responsible Officers of the Trustee, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

                      (iii) The  Trustee  shall not be  personally  liable  with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of Certificateholders of any Class holding Certificates which evidence, as to such Class, Percentage Interests aggregating not less than 25% as to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Agreement;

                      (iv) The Trustee  shall not be charged  with  knowledge of any default (other than a default in payment to the Trustee) specified in clauses (i) and (ii) of Section 7.01 or an Event of Default under clauses (iii), (iv) and (v) of Section 7.01 unless a Responsible Officer of the Trustee assigned to and working in the Corporate Trust Office obtains actual knowledge of such failure or event or the Trustee receives written notice of such failure or event at its Corporate Trust Office from the Master Servicer, the Company or any Certificateholder; and

                      (v) Except to the extent  provided  in  Section  7.02,  no provision in this Agreement shall require the Trustee to expend or risk its own funds (including, without limitation, the making of any Advance) or otherwise incur any personal financial liability in the performance of any of its duties as Trustee hereunder, or in the exercise of any of its rights or powers, if the Trustee shall have reasonable grounds for believing that repayment of funds or adequate indemnity against such risk or liability is not reasonably assured to it.

        (d) The Trustee shall timely pay, from its own funds, the amount of any and all federal, state and local taxes imposed on the Trust Fund or its assets or transactions including, without limitation, (A) "prohibited transaction" penalty taxes as defined in Section 860F of the Code, if, when and as the same shall be due and payable, (B) any tax on contributions to a REMIC after the Closing Date imposed by Section 860G(d) of the Code and (C) any tax on "net income from foreclosure property" as defined in Section 860G(c) of the Code, but only if such taxes arise out of a breach by the Trustee of its obligations hereunder, which breach constitutes negligence or willful misconduct of the Trustee.

        Section 8.02  Certain Matters Affecting the Trustee.
                      -------------------------------------

        (a) Except as otherwise provided in Section 8.01:

                      (i) The Trustee may rely and shall be  protected in acting or refraining from acting upon any resolution, Officers' Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

                      (ii) The Trustee may consult  with counsel and any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such Opinion of Counsel;

                      (iii) The Trustee shall be under no obligation to exercise any of the trusts or powers vested in it by this Agreement or to institute, conduct or defend any litigation hereunder or in relation hereto at the request, order or direction of any of the Certificateholders, pursuant to the provisions of this Agreement, unless such Certificateholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby; nothing contained herein shall, however, relieve the Trustee of the obligation, upon the occurrence of an Event of Default (which has not been cured or waived), to exercise such of the rights and powers vested in it by this Agreement, and to use the same degree of care and skill in their exercise as a prudent investor would exercise or use under the circumstances in the conduct of such investor's own affairs;

                      (iv) The Trustee  shall not be  personally  liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

                      (v) Prior to the occurrence of an Event of Default hereunder and after the curing or waiver of all Events of Default which may have occurred, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing so to do by Holders of Certificates of any Class evidencing, as to such Class, Percentage Interests, aggregating not less than 50%; provided, however, that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Agreement, the Trustee may require reasonable indemnity against such expense or liability as a condition to so proceeding. The reasonable expense of every such examination shall be paid by the Master Servicer, if an Event of Default shall have occurred and is continuing, and otherwise by the Certificateholder requesting the investigation;

                      (vi) The  Trustee  may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys; and

                      (vii) To the extent authorized under the Code and the regulations promulgated thereunder, each Holder of a Class R
               Certificate hereby irrevocably appoints and authorizes the Trustee to be its attorney-in-fact for purposes of signing any Tax Returns required to be filed on behalf of the Trust Fund. The Trustee shall sign on behalf of the Trust Fund and deliver to the Master Servicer in a timely manner any Tax Returns prepared by or on behalf of the Master Servicer that the Trustee is required to sign as determined by the Master Servicer pursuant to applicable federal, state or local tax laws, provided that the Master Servicer shall indemnify the Trustee for signing any such Tax Returns that contain errors or omissions.

        (b) Following the issuance of the Certificates, the Trustee shall not accept any contribution of assets to the Trust Fund unless (subject to Section 10.01(f)) it shall have obtained or been furnished with an Opinion of Counsel to the effect that such contribution will not (i) cause any portion of any REMIC formed under the Series Supplement to fail to qualify as a REMIC at any time that any Certificates are outstanding or (ii) cause the Trust Fund to be subject to any federal tax as a result of such contribution (including the imposition of any federal tax on "prohibited transactions" imposed under Section 860F(a) of the Code).

        Section 8.03  Trustee Not Liable for Certificates or Mortgage Loans.
                      -----------------------------------------------------

        The recitals contained herein and in the Certificates (other than the execution of the Certificates and relating to the acceptance and receipt of the Mortgage Loans) shall be taken as the statements of the Company or the Master Servicer as the case may be, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Agreement or of the Certificates (except that the Certificates shall be duly and validly executed and authenticated by it as Certificate Registrar) or of any Mortgage Loan or related document, or of MERS or the MERS(R) System. Except as otherwise provided herein, the Trustee shall not be accountable for the use or application by the Company or the Master Servicer of any of the Certificates or of the proceeds of such Certificates, or for the use or application of any funds paid to the Company or the Master Servicer in respect of the Mortgage Loans or deposited in or withdrawn from the Custodial Account or the Certificate Account by the Company or the Master Servicer.

        Section 8.04  Trustee May Own Certificates.

        The Trustee in its individual or any other capacity may become the owner or pledgee of Certificates with the same rights it would have if it were not Trustee.

        Section 8.05 Master Servicer to Pay Trustee's Fees and Expenses; Indemnification.

        (a) The Master Servicer covenants and agrees to pay to the Trustee and any co-trustee from time to time, and the Trustee and any co-trustee shall be entitled to, reasonable compensation (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) for all services rendered by each of them in the execution of the trusts hereby created and in the exercise and performance of any of the powers and duties hereunder of the Trustee and any co-trustee, and the Master Servicer will pay or reimburse the Trustee and any co-trustee upon request for all reasonable expenses, disbursements and advances incurred or made by the Trustee or any co-trustee in accordance with any of the provisions of this Agreement (including the reasonable compensation and the expenses and disbursements of its counsel and of all persons not regularly in its employ, and the expenses incurred by the Trustee or any co-trustee in connection with the appointment of an office or agency pursuant to
Section 8.12) except any such expense, disbursement or advance as may arise from its negligence or bad faith.

        (b) The Master Servicer agrees to indemnify the Trustee for, and to hold the Trustee harmless against, any loss, liability or expense incurred without negligence or willful misconduct on its part, arising out of, or in connection with, the acceptance and administration of the Trust Fund, including the costs and expenses (including reasonable legal fees and expenses) of defending itself against any claim in connection with the exercise or performance of any of its powers or duties under this Agreement, and the Custodial Agreement and the Master Servicer further agrees to indemnify the Trustee for, and to hold the Trustee harmless against, any loss, liability or expense arising out of, or in connection with, the provisions set forth in Section 2.01(a) hereof, including, without limitation, all costs, liabilities and expenses (including reasonable legal fees and expenses) of investigating and defending itself against any claim, action or proceeding, pending or threatened, relating to the provisions of such paragraph, provided that:

                      (i) with respect to any such claim, the Trustee shall have given the Master Servicer written notice thereof promptly after the Trustee shall have actual knowledge thereof;

                      (ii) while maintaining  control over its own defense,  the
               Trustee shall cooperate and consult fully with the Master Servicer in preparing such defense; and

                      (iii) notwithstanding anything in this Agreement to the contrary, the Master Servicer shall not be liable for settlement of any claim by the Trustee entered into without the prior consent of the Master Servicer which consent shall not be unreasonably withheld.

        No termination of this Agreement shall affect the obligations created by this Section 8.05(b) of the Master Servicer to indemnify the Trustee under the conditions and to the extent set forth herein.

        Notwithstanding the foregoing, the indemnification provided by the Master Servicer in this Section 8.05(b) shall not pertain to any loss, liability or expense of the Trustee, including the costs and expenses of defending itself against any claim, incurred in connection with any actions taken by the Trustee at the direction of the Certificateholders pursuant to the terms of this Agreement.

        Section 8.06  Eligibility Requirements for Trustee.
                      ------------------------------------

        The Trustee hereunder shall at all times be a corporation or a national banking association having its principal office in a state and city acceptable to the Company and organized and doing business under the laws of such state or the United States of America, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by federal or state authority. If such corporation or national banking association publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, the Trustee shall resign immediately in the manner and with the effect specified in Section 8.07.

        Section 8.07 Resignation and Removal of the Trustee.

        (a) The Trustee may at any time resign and be discharged from the trusts hereby created by giving written notice thereof to the Company. Upon receiving such notice of resignation, the Company shall promptly appoint a successor trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor trustee. If no successor trustee shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee.

        (b) If at any time the Trustee shall cease to be eligible in accordance with the provisions of Section 8.06 and shall fail to resign after written request therefor by the Company, or if at any time the Trustee shall become incapable of acting, or shall be adjudged bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Company may remove the Trustee and appoint a successor trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor trustee. In addition, in the event that the Company determines that the Trustee has failed (i) to distribute or cause to be distributed to the Certificateholders any amount required to be distributed hereunder, if such amount is held by the Trustee or its Paying Agent (other than the Master Servicer or the Company) for distribution or (ii) to otherwise observe or perform in any material respect any of its covenants, agreements or obligations hereunder, and such failure shall continue unremedied for a period of 5 days (in respect of clause (i) above) or 30 days (in respect of clause (ii) above) after the date on which written notice of such failure, requiring that the same be remedied, shall have been given to the Trustee by the Company, then the Company may remove the Trustee and appoint a successor trustee by written instrument delivered as provided in the preceding sentence. In connection with the appointment of a successor trustee pursuant to the preceding sentence, the Company shall, on or before the date on which any such appointment becomes effective, obtain from each Rating Agency written confirmation that the appointment of any such successor trustee will not result in the reduction of the ratings on any class of the Certificates below the lesser of the then current or original ratings on such Certificates.

        (c) The Holders of Certificates entitled to at least 51% of the Voting Rights may at any time remove the Trustee and appoint a successor trustee by written instrument or instruments, in triplicate, signed by such Holders or their attorneys-in-fact duly authorized, one complete set of which instruments shall be delivered to the Company, one complete set to the Trustee so removed and one complete set to the successor so appointed.

        (d) Any resignation or removal of the Trustee and appointment of a successor trustee pursuant to any of the provisions of this Section shall become effective upon acceptance of appointment by the successor trustee as provided in
Section 8.08.

        Section 8.08  Successor Trustee.

        (a) Any successor trustee appointed as provided in Section 8.07 shall execute, acknowledge and deliver to the Company and to its predecessor trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor trustee shall become effective and such successor trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with the like effect as if originally named as trustee herein. The predecessor trustee shall deliver to the successor trustee all Mortgage Files and related documents and statements held by it hereunder (other than any Mortgage Files at the time held by a Custodian, which shall become the agent of any successor trustee hereunder), and the Company, the Master Servicer and the predecessor trustee shall execute and deliver such instruments and do such other things as may reasonably be required for more fully and certainly vesting and confirming in the successor trustee all such rights, powers, duties and obligations.

        (b) No successor trustee shall accept appointment as provided in this Section unless at the time of such acceptance such successor trustee shall be eligible under the provisions of Section 8.06.

        (c) Upon acceptance of appointment by a successor trustee as provided in this Section, the Company shall mail notice of the succession of such trustee hereunder to all Holders of Certificates at their addresses as shown in the Certificate Register. If the Company fails to mail such notice within 10 days after acceptance of appointment by the successor trustee, the successor trustee shall cause such notice to be mailed at the expense of the Company.

        Section 8.09  Merger or Consolidation of Trustee.
                      ----------------------------------

        Any corporation or national banking association into which the Trustee may be merged or converted or with which it may be consolidated or any corporation or national banking association resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation or national banking association succeeding to the business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation or national banking association shall be eligible under the provisions of Section 8.06, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding. The Trustee shall mail notice of any such merger or consolidation to the Certificateholders at their address as shown in the Certificate Register.

        Section 8.10 Appointment of Co-Trustee or Separate Trustee.

        (a) Notwithstanding any other provisions hereof, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust Fund or property securing the same may at the time be located, the Master Servicer and the Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Trustee to act as co-trustee or co-trustees, jointly with the Trustee, or separate trustee or separate trustees, of all or any part of the Trust Fund, and to vest in such Person or Persons, in such capacity, such title to the Trust Fund, or any part thereof, and, subject to the other provisions of this Section 8.10, such powers, duties, obligations, rights and trusts as the Master Servicer and the Trustee may consider necessary or desirable. If the Master Servicer shall not have joined in such appointment within 15 days after the receipt by it of a request so to do, or in case an Event of Default shall have occurred and be continuing, the Trustee alone shall have the power to make such appointment. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 8.06 hereunder and no notice to Holders of Certificates of the appointment of co-trustee(s) or separate trustee(s) shall be required under
Section 8.08 hereof.

        (b) In the case of any appointment of a co-trustee or separate trustee pursuant to this Section 8.10 all rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee, and such separate trustee or co-trustee jointly, except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed (whether as Trustee hereunder or as successor to the Master Servicer hereunder), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust Fund or any portion thereof in any such jurisdiction) shall be exercised and performed by such separate trustee or co-trustee at the direction of the Trustee.

        (c) Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article VIII. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee.

        (d) Any separate trustee or co-trustee may, at any time, constitute the Trustee, its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

        Section 8.11  Appointment of Custodians.

        The Trustee may, with the consent of the Master Servicer and the Company, appoint one or more Custodians who are not Affiliates of the Company, the Master Servicer or any Seller to hold all or a portion of the Mortgage Files as agent for the Trustee, by entering into a Custodial Agreement. Subject to
Article VIII, the Trustee agrees to comply with the terms of each Custodial

Agreement and to enforce the terms and provisions thereof against the Custodian for the benefit of the Certificateholders. Each Custodian shall be a depository institution subject to supervision by federal or state authority, shall have a combined capital and surplus of at least $15,000,000 and shall be qualified to do business in the jurisdiction in which it holds any Mortgage File. Each
Custodial Agreement may be amended only as provided in Section 11.01. The Trustee shall notify the Certificateholders of the appointment of any Custodian (other than the Custodian appointed as of the Closing Date) pursuant to this
Section 8.11.

        Section 8.12  Appointment of Office or Agency.

        The Trustee will maintain an office or agency at the address designated in Section 11.05 of the Series Supplement where Certificates may be surrendered for registration of transfer or exchange. The Trustee will maintain an office at the address stated in Section 11.05 of the Series Supplement where notices and demands to or upon the Trustee in respect of this Agreement may be served.

                                          ARTICLE IX

                     TERMINATION OR OPTIONAL PURCHASE OF ALL CERTIFICATES

        Section       9.01  Optional  Purchase  by the  Master  Servicer  of All
                      Certificates; Termination Upon Purchase by the Master Servicer or Liquidation of All Mortgage Loans.

        (a) Subject to Section 9.02, the respective obligations and responsibilities of the Company, the Master Servicer and the Trustee created hereby in respect of the Certificates (other than the obligation of the Trustee to make certain payments after the Final Distribution Date to Certificateholders and the obligation of the Company to send certain notices as hereinafter set forth) shall terminate upon the last action required to be taken by the Trustee on the Final Distribution Date pursuant to this Article IX following the earlier of:

                      (i) the later of the final  payment  or other  liquidation
               (or any Advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan, or

                      (ii) the  purchase by the Master  Servicer of all Mortgage
               Loans and all property acquired in respect of any Mortgage Loan remaining in the Trust Fund at a price equal to 100% of the unpaid principal balance of each Mortgage Loan or, if less than such unpaid principal balance, the fair market value of the related underlying property of such Mortgage Loan with respect to Mortgage Loans as to which title has been acquired if such fair market value is less than such unpaid principal balance (net of any unreimbursed Advances attributable to principal) on the day of repurchase plus accrued interest thereon at the Net Mortgage Rate (or Modified Net Mortgage Rate in the case of any Modified Mortgage Loan) to, but not including, the first day of the month in which such repurchase price is distributed, provided, however, that in no event shall the trust created hereby continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James, living on the date hereof and provided further that the purchase price set forth above shall be increased as is necessary, as determined by the Master Servicer, to avoid disqualification of any portion of any REMIC formed under the Series Supplement as a REMIC. The purchase price paid by the Master Servicer shall also include any amounts owed by Residential Funding pursuant to Section 4 of the Assignment Agreement in respect of any liability, penalty or expense that resulted from a breach of the representation and warranty set forth in clause (xxxi) of such Section that remain unpaid on the date of such purchase.

        The right of the Master Servicer to purchase all the assets of the Trust Fund pursuant to clause (ii) above is conditioned upon the Pool Stated Principal Balance as of the Final Distribution Date, prior to giving effect to distributions to be made on such Distribution Date, being less than ten percent of the Cut-off Date Principal Balance of the Mortgage Loans. If such right is exercised by the Master Servicer, the Master Servicer shall be deemed to have been reimbursed for the full amount of any unreimbursed Advances theretofore made by it with respect to the Mortgage Loans. In addition, the Master Servicer shall provide to the Trustee the certification required by Section 3.15 and the Trustee and any Custodian shall, promptly following payment of the purchase price, release to the Master Servicer the Mortgage Files pertaining to the Mortgage Loans being purchased.

        In addition to the foregoing, on any Distribution Date on which the Pool Stated Principal Balance, prior to giving effect to distributions to be made on such Distribution Date, is less than ten percent of the Cut-off Date Principal Balance of the Mortgage Loans, Master Servicer shall have the right, at its option, to purchase the Certificates in whole, but not in part, at a price equal to the outstanding Certificate Principal Balance of such Certificates plus the sum of Accrued Certificate Interest thereon for the related Interest Accrual Period and any previously unpaid Accrued Certificate Interest. If the Master Servicer exercises this right to purchase the outstanding Certificates, the Master Servicer will promptly terminate the respective obligations and responsibilities created hereby in respect of the Certificates pursuant to this
Article IX.

        (b) The Master Servicer shall give the Trustee not less than 60 days' prior notice of the Distribution Date on which the Master Servicer anticipates that the final distribution will be made to Certificateholders (whether as a result of the exercise by the Master Servicer of its right to purchase the assets of the Trust Fund or otherwise) or on which the Master Servicer anticipates that the Certificates will be purchased (as a result of the exercise by the Master Servicer to purchase the outstanding Certificates). Notice of any termination, specifying the anticipated Final Distribution Date (which shall be a date that would otherwise be a Distribution Date) upon which the Certificateholders may surrender their Certificates to the Trustee (if so required by the terms hereof) for payment of the final distribution and cancellation or notice of any purchase of the outstanding Certificates, specifying the Distribution Date upon which the Holders may surrender their Certificates to the Trustee for payment, shall be given promptly by the Master Servicer (if it is exercising its right to purchase the assets of the Trust Fund or to purchase the outstanding Certificates), or by the Trustee (in any other case) by letter to the Certificateholders mailed not earlier than the 15th day and not later than the 25th day of the month next preceding the month of such final distribution specifying:

                      (i) the  anticipated  Final  Distribution  Date upon which final payment of the Certificates is anticipated to be made upon presentation and surrender of Certificates at the office or agency of the Trustee therein designated where required pursuant to this Agreement or, in the case of the purchase by the Master Servicer of the outstanding Certificates, the Distribution Date on which such purchase is to be made,

                      (ii) the amount of any such final payment,  or in the case of the purchase of the outstanding Certificates, the purchase price, in either case, if known, and

                      (iii) that the Record Date  otherwise  applicable  to such
               Distribution Date is not applicable, or in the case of the Senior Certificates, or in the case of all of the Certificates in connection with the exercise by the Master Servicer of its right to purchase the Certificates, that payment will be made only upon presentation and surrender of the Certificates at the office or agency of the Trustee therein specified.

        If the Master Servicer is obligated to give notice to Certificateholders as aforesaid, it shall give such notice to the Certificate Registrar at the time such notice is given to Certificateholders and, if the Master Servicer is exercising its rights to purchase the outstanding Certificates, it shall give such notice to each Rating Agency at the time such notice is given to Certificateholders. As a result of the exercise by the Master Servicer of its right to purchase the assets of the Trust Fund, the Master Servicer shall deposit in the Certificate Account before the Final Distribution Date in immediately available funds an amount equal to the purchase price for the assets of the Trust Fund, computed as provided above. As a result of the exercise by the Master Servicer of its right to purchase the outstanding Certificates, the Master Servicer shall deposit in an Eligible Account, established by the Master Servicer on behalf of the Trustee and separate from the Certificate Account in the name of the Trustee in trust for the registered holders of the Certificates, before the Distribution Date on which such purchase is to occur in immediately available funds an amount equal to the purchase price for the Certificates, computed as above provided, and provide notice of such deposit to the Trustee. The Trustee will withdraw from such account the amount specified in subsection
(c) below.

        (c) In the case of the Senior Certificates, upon presentation and surrender of the Certificates by the Certificateholders thereof, and in the case of the Class M and Class B Certificates, upon presentation and surrender of the Certificates by the Certificateholders thereof in connection with the exercise by the Master Servicer of its right to purchase the Certificates and otherwise, in accordance with Section 4.01(a), the Trustee shall distribute to the Certificateholders (i) the amount otherwise distributable on such Distribution Date, if not in connection with the Master Servicer's election to repurchase the assets of the Trust Fund or the outstanding Certificates, or (ii) if the Master Servicer elected to so repurchase the assets of the Trust Fund or the outstanding Certificates, an amount determined as follows: (A) with respect to each Certificate the outstanding Certificate Principal Balance thereof, plus Accrued Certificate Interest for the related Interest Accrual Period thereon and any previously unpaid Accrued Certificate Interest, subject to the priority set forth in Section 4.02(a), and (B) with respect to the Class R Certificates, any excess of the amounts available for distribution (including the repurchase price specified in clause (ii) of subsection (a) of this Section) over the total amount distributed under the immediately preceding clause (A). Nothwithstanding the reduction of the Certificate Principal Balance of any Class of Subordinate

Certificates to zero, such Class will be outstanding hereunder until the termination of the respective obligations and responsibilities of the Company, the Master Servicer and the Trustee hereunder in accordance with Article IX.

        (d) If any Certificateholders shall not surrender their Certificates for final payment and cancellation on or before the Final Distribution Date (if so required by the terms hereof), the Trustee shall on such date cause all funds in the Certificate Account not distributed in final distribution to Certificateholders to be withdrawn therefrom and credited to the remaining Certificateholders by depositing such funds in a separate escrow account for the benefit of such Certificateholders, and the Master Servicer (if it exercised its right to purchase the assets of the Trust Fund), or the Trustee (in any other case) shall give a second written notice to the remaining Certificateholders to surrender their Certificates for cancellation and receive the final distribution with respect thereto. If within six months after the second notice any Certificate shall not have been surrendered for cancellation, the Trustee shall take appropriate steps as directed by the Master Servicer to contact the remaining Certificateholders concerning surrender of their Certificates. The costs and expenses of maintaining the escrow account and of contacting Certificateholders shall be paid out of the assets which remain in the escrow account. If within nine months after the second notice any Certificates shall not have been surrendered for cancellation, the Trustee shall pay to the Master Servicer all amounts distributable to the holders thereof and the Master Servicer shall thereafter hold such amounts until distributed to such Holders. No interest shall accrue or be payable to any Certificateholder on any amount held in the escrow account or by the Master Servicer as a result of such Certificateholder's failure to surrender its Certificate(s) for final payment thereof in accordance with this Section 9.01.

        (e) If any Certificateholders do not surrender their Certificates on or before the Distribution Date on which a purchase of the outstanding Certificates is to be made, the Trustee shall on such date cause all funds in the Certificate Account deposited therein by the Master Servicer pursuant to Section 9.01(b) to be withdrawn therefrom and deposited in a separate escrow account for the benefit of such Certificateholders, and the Master Servicer shall give a second written notice to such Certificateholders to surrender their Certificates for payment of the purchase price therefor. If within six months after the second notice any Certificate shall not have been surrendered for cancellation, the Trustee shall take appropriate steps as directed by the Master Servicer to contact the Holders of such Certificates concerning surrender of their Certificates. The costs and expenses of maintaining the escrow account and of contacting Certificateholders shall be paid out of the assets which remain in the escrow account. If within nine months after the second notice any Certificates shall not have been surrendered for cancellation in accordance with this Section 9.01, the Trustee shall pay to the Master Servicer all amounts distributable to the Holders thereof and the Master Servicer shall thereafter hold such amounts until distributed to such Holders. No interest shall accrue or be payable to any Certificateholder on any amount held in the escrow account or by the Master Servicer as a result of such Certificateholder's failure to surrender its Certificate(s) for payment in accordance with this Section 9.01. Any Certificate that is not surrendered on the Distribution Date on which a purchase pursuant to this Section 9.01 occurs as provided above will be deemed to have been purchased and the Holder as of such date will have no rights with respect thereto except to receive the purchase price therefor minus any costs and expenses associated with such escrow account and notices allocated thereto. Any Certificates so purchased or deemed to have been purchased on such Distribution Date shall remain outstanding hereunder until the Master Servicer has terminated the respective obligations and responsibilities created hereby in respect of the Certificates pursuant to this Article IX. The Master Servicer shall be for all purposes the Holder thereof as of such date.

        Section 9.02  Additional Termination Requirements.
                      -----------------------------------

        (a) Each REMIC that comprises the Trust Fund shall be terminated in accordance with the following additional requirements, unless (subject to Section 10.01(f)) the Trustee and the Master Servicer have received an Opinion of Counsel (which Opinion of Counsel shall not be an expense of the Trustee) to the effect that the failure of each such REMIC to comply with the requirements of this Section 9.02 will not (i) result in the imposition on the Trust of taxes on "prohibited transactions," as described in Section 860F of the Code, or (ii) cause any such REMIC to fail to qualify as a REMIC at any time that any Certificate is outstanding:

                      (i) The Master Servicer shall establish a 90-day liquidation period for each such REMIC and specify the first day of such period in a statement attached to the Trust Fund's final Tax Return pursuant to Treasury regulations Section 1.860F-1. The Master Servicer also shall satisfy all of the requirements of a qualified liquidation for a REMIC under Section 860F of the Code and regulations thereunder;

                      (ii) The Master  Servicer  shall notify the Trustee at the commencement of such 90-day liquidation period and, at or prior to the time of making of the final payment on the Certificates, the Trustee shall sell or otherwise dispose of all of the remaining assets of the Trust Fund in accordance with the terms hereof; and

                      (iii) If the Master  Servicer or the Company is exercising its right to purchase the assets of the Trust Fund, the Master Servicer shall, during the 90-day liquidation period and at or prior to the Final Distribution Date, purchase all of the assets of the Trust Fund for cash.

        (b) Each Holder of a Certificate and the Trustee hereby irrevocably approves and appoints the Master Servicer as its attorney-in-fact to adopt a plan of complete liquidation for each REMIC at the expense of the Trust Fund in accordance with the terms and conditions of this Agreement.

        Section 9.03 Termination of Multiple REMICs.

        If the REMIC Administrator makes two or more separate REMIC elections, the applicable REMIC shall be terminated on the earlier of the Final Distribution Date and the date on which it is deemed to receive the last deemed distributions on the related Uncertificated REMIC Regular Interests and the last distribution due on the Certificates is made.

                                    ARTICLE X

                                       REMIC PROVISIONS

        Section 10.01 REMIC Administration.

        (a) The REMIC Administrator shall make an election to treat the Trust Fund as one or more REMICs under the Code and, if necessary, under applicable state law. The assets of each such REMIC will be set forth in the Series Supplement. Such election will be made on Form 1066 or other appropriate federal tax or information return (including Form 8811) or any appropriate state return for the taxable year ending on the last day of the calendar year in which the Certificates are issued. For the purposes of each REMIC election in respect of the Trust Fund, Certificates and interests to be designated as the "regular interests" and the sole class of "residual interests" in the REMIC will be set forth in Section 10.03 of the Series Supplement. The REMIC Administrator and the Trustee shall not permit the creation of any "interests" (within the meaning of Section 860G of the Code) in any REMIC elected in respect of the Trust Fund other than the "regular interests" and "residual interests" so designated.

        (b) The Closing Date is hereby designated as the "startup day" of the Trust Fund within the meaning of Section 860G(a)(9) of the Code.

        (c) The REMIC Administrator shall hold a Class R Certificate representing a 0.01% Percentage Interest each Class of the Class R Certificates and shall be designated as "the tax matters person" with respect to each REMIC in the manner provided under Treasury regulations section 1.860F-4(d) and Treasury regulations section 301.6231(a)(7)-1. The REMIC Administrator, as tax matters person, shall (i) act on behalf of each REMIC in relation to any tax matter or controversy involving the Trust Fund and (ii) represent the Trust Fund in any administrative or judicial proceeding relating to an examination or audit by any governmental taxing authority with respect thereto. The legal expenses, including without limitation attorneys' or accountants' fees, and costs of any such proceeding and any liability resulting therefrom shall be expenses of the Trust Fund and the REMIC Administrator shall be entitled to reimbursement therefor out of amounts attributable to the Mortgage Loans on deposit in the Custodial Account as provided by Section 3.10 unless such legal expenses and costs are incurred by reason of the REMIC Administrator's willful misfeasance, bad faith or gross negligence. If the REMIC Administrator is no longer the Master Servicer hereunder, at its option the REMIC Administrator may continue its duties as REMIC Administrator and shall be paid reasonable compensation not to exceed $3,000 per year by any successor Master Servicer hereunder for so acting as the REMIC Administrator.

        (d) The REMIC Administrator shall prepare or cause to be prepared all of the Tax Returns that it determines are required with respect to each REMIC created hereunder and deliver such Tax Returns in a timely manner to the Trustee and the Trustee shall sign and file such Tax Returns in a timely manner. The expenses of preparing such returns shall be borne by the REMIC Administrator without any right of reimbursement therefor. The REMIC Administrator agrees to indemnify and hold harmless the Trustee with respect to any tax or liability arising from the Trustee's signing of Tax Returns that contain errors or omissions. The Trustee and Master Servicer shall promptly provide the REMIC Administrator with such information as the REMIC

Administrator may from time to time request for the purpose of enabling the REMIC Administrator to prepare Tax Returns.

        (e) The REMIC Administrator shall provide (i) to any Transferor of a Class R Certificate such information as is necessary for the application of any tax relating to the transfer of a Class R Certificate to any Person who is not a Permitted Transferee, (ii) to the Trustee, and the Trustee shall forward to the Certificateholders, such information or reports as are required by the Code or the REMIC Provisions including reports relating to interest, original issue discount and market discount or premium (using the Prepayment Assumption) and
(iii) to the Internal Revenue Service the name, title, address and telephone number of the person who will serve as the representative of each REMIC.

        (f) The Master Servicer and the REMIC Administrator shall take such actions and shall cause each REMIC created hereunder to take such actions as are reasonably within the Master Servicer's or the REMIC Administrator's control and the scope of its duties more specifically set forth herein as shall be necessary or desirable to maintain the status of each REMIC as a REMIC under the REMIC Provisions (and the Trustee shall assist the Master Servicer and the REMIC Administrator, to the extent reasonably requested by the Master Servicer and the REMIC Administrator to do so). The Master Servicer and the REMIC Administrator shall not knowingly or intentionally take any action, cause the Trust Fund to take any action or fail to take (or fail to cause to be taken) any action reasonably within their respective control that, under the REMIC Provisions, if taken or not taken, as the case may be, could (i) endanger the status of any portion of any REMIC formed under the Series Supplement as a REMIC or (ii) result in the imposition of a tax upon any such REMIC (including but not limited to the tax on prohibited transactions as defined in Section 860F(a)(2) of the Code and the tax on contributions to a REMIC set forth in Section 860G(d) of the
Code) (either such event, in the absence of an Opinion of Counsel or the indemnification referred to in this sentence, an "Adverse REMIC Event") unless the Master Servicer or the REMIC Administrator, as applicable, has received an Opinion of Counsel (at the expense of the party seeking to take such action or, if such party fails to pay such expense, and the Master Servicer or the REMIC Administrator, as applicable, determines that taking such action is in the best interest of the Trust Fund and the Certificateholders, at the expense of the Trust Fund, but in no event at the expense of the Master Servicer, the REMIC Administrator or the Trustee) to the effect that the contemplated action will not, with respect to each REMIC created hereunder, endanger such status or, unless the Master Servicer, the REMIC Administrator or both, as applicable, determine in its or their sole discretion to indemnify the Trust Fund against the imposition of such a tax, result in the imposition of such a tax. Wherever in this Agreement a contemplated action may not be taken because the timing of such action might result in the imposition of a tax on the Trust Fund, or may only be taken pursuant to an Opinion of Counsel that such action would not impose a tax on the Trust Fund, such action may nonetheless be taken provided that the indemnity given in the preceding sentence with respect to any taxes that might be imposed on the Trust Fund has been given and that all other preconditions to the taking of such action have been satisfied. The Trustee shall not take or fail to take any action (whether or not authorized hereunder) as to which the Master Servicer or the REMIC Administrator, as applicable, has advised it in writing that it has received an Opinion of Counsel to the effect that an Adverse REMIC Event could occur with respect to such action. In addition, prior to taking any action with respect to any REMIC created hereunder or any related assets thereof, or causing any such REMIC to take any action, which is not expressly permitted under the terms of this

Agreement, the Trustee will consult with the Master Servicer or the REMIC Administrator, as applicable, or its designee, in writing, with respect to whether such action could cause an Adverse REMIC Event to occur with respect to any such REMIC, and the Trustee shall not take any such action or cause any such REMIC to take any such action as to which the Master Servicer or the REMIC Administrator, as applicable, has advised it in writing that an Adverse REMIC Event could occur. The Master Servicer or the REMIC Administrator, as applicable, may consult with counsel to make such written advice, and the cost of same shall be borne by the party seeking to take the action not expressly permitted by this Agreement, but in no event at the expense of the Master Servicer or the REMIC Administrator. At all times as may be required by the Code, the Master Servicer will to the extent within its control and the scope of its duties more specifically set forth herein, maintain substantially all of the assets of each REMIC created hereunder as "qualified mortgages" as defined in
Section 860G(a)(3) of the Code and "permitted investments" as defined in Section 860G(a)(5) of the Code.

        (g) In the event that any tax is imposed on "prohibited transactions" of any REMIC created hereunder as defined in Section 860F(a)(2) of the Code, on "net income from foreclosure property" of any such REMIC as defined in Section 860G(c) of the Code, on any contributions to any such REMIC after the Startup Day therefor pursuant to Section 860G(d) of the Code, or any other tax is imposed by the Code or any applicable provisions of state or local tax laws, such tax shall be charged (i) to the Master Servicer, if such tax arises out of or results from a breach by the Master Servicer of any of its obligations under this Agreement or the Master Servicer has in its sole discretion determined to indemnify the Trust Fund against such tax, (ii) to the Trustee, if such tax arises out of or results from a breach by the Trustee of any of its obligations under this Article X, or (iii) otherwise against amounts on deposit in the Custodial Account as provided by Section 3.10 and on the Distribution Date(s) following such reimbursement the aggregate of such taxes shall be allocated in reduction of the Accrued Certificate Interest on each Class entitled thereto in the same manner as if such taxes constituted a Prepayment Interest Shortfall.

        (h) The Trustee and the Master Servicer shall, for federal income tax purposes, maintain books and records with respect to each REMIC created hereunder on a calendar year and on an accrual basis or as otherwise may be required by the REMIC Provisions.

        (i) Following the Startup Day, neither the Master Servicer nor the Trustee shall accept any contributions of assets to any REMIC created hereunder unless (subject to Section 10.01(f)) the Master Servicer and the Trustee shall have received an Opinion of Counsel (at the expense of the party seeking to make such contribution) to the effect that the inclusion of such assets in such REMIC will not cause the REMIC to fail to qualify as a REMIC at any time that any Certificates are outstanding or subject the REMIC to any tax under the REMIC Provisions or other applicable provisions of federal, state and local law or ordinances.

        (j)  Neither  the Master  Servicer  nor the  Trustee  shall  (subject to
Section 10.01(f)) enter into any arrangement by which any REMIC created hereunder will receive a fee or other compensation for services nor permit any such REMIC to receive any income from assets other than "qualified mortgages" as defined in Section 860G(a)(3) of the Code or "permitted investments" as defined in Section 860G(a)(5) of the Code.

        (k) Solely for the purposes of Section 1.860G-1(a)(4)(iii) of the Treasury Regulations, the "latest possible maturity date" by which the Certificate Principal Balance of each Class of Certificates (other than the Interest Only Certificates) representing a regular interest in the applicable REMIC and the Uncertificated Principal Balance of each Uncertificated REMIC Regular Interest (other than each Uncertificated REMIC Regular Interest represented by a Class A-V Certificate, if any) and the rights to the Interest Only Certificates and Uncertificated REMIC Regular Interest represented by any Class A-V Certificate would be reduced to zero is the Maturity Date for each such Certificate and Interest.

        (l) Within 30 days after the Closing Date, the REMIC Administrator shall prepare and file with the Internal Revenue Service Form 8811, "Information Return for Real Estate Mortgage Investment Conduits (REMIC) and Issuers of Collateralized Debt Obligations" for each REMIC created hereunder.

        (m) Neither the Trustee nor the Master Servicer shall sell, dispose of or substitute for any of the Mortgage Loans (except in connection with (i) the default, imminent default or foreclosure of a Mortgage Loan, including but not limited to, the acquisition or sale of a Mortgaged Property acquired by deed in lieu of foreclosure, (ii) the bankruptcy of any REMIC created hereunder, (iii) the termination of any such REMIC pursuant to Article IX of this Agreement or
(iv) a purchase of Mortgage Loans pursuant to Article II or III of this Agreement) nor acquire any assets for any such REMIC, nor sell or dispose of any investments in the Custodial Account or the Certificate Account for gain nor accept any contributions to any such REMIC after the Closing Date unless it has received an Opinion of Counsel that such sale, disposition, substitution or acquisition will not (a) affect adversely the status of such REMIC as a REMIC or
(b) unless the Master Servicer has determined in its sole discretion to indemnify the Trust Fund against such tax, cause such REMIC to be subject to a tax on "prohibited transactions" or "contributions" pursuant to the REMIC Provisions.

          Section  10.02  Master  Servicer,   REMIC  Administrator  and  Trustee
               Indemnification.

        (a) The Trustee agrees to indemnify the Trust Fund, the Company, the REMIC Administrator and the Master Servicer for any taxes and costs including, without limitation, any reasonable attorneys fees imposed on or incurred by the Trust Fund, the Company or the Master Servicer, as a result of a breach of the Trustee's covenants set forth in Article VIII or this Article X.

        (b) The REMIC Administrator agrees to indemnify the Trust Fund, the Company, the Master Servicer and the Trustee for any taxes and costs (including, without limitation, any reasonable attorneys' fees) imposed on or incurred by the Trust Fund, the Company, the Master Servicer or the Trustee, as a result of a breach of the REMIC Administrator's covenants set forth in this Article X with respect to compliance with the REMIC Provisions, including without limitation, any penalties arising from the Trustee's execution of Tax Returns prepared by the REMIC Administrator that contain errors or omissions; provided, however, that such liability will not be imposed to the extent such breach is a result of an error or omission in information provided to the REMIC Administrator by the Master Servicer in which case Section 10.02(c) will apply.

        (c) The Master Servicer agrees to indemnify the Trust Fund, the Company, the REMIC Administrator and the Trustee for any taxes and costs (including, without limitation, any reasonable attorneys' fees) imposed on or incurred by the Trust Fund, the Company, the REMIC Administrator or the Trustee, as a result of a breach of the Master Servicer's covenants set forth in this Article X or in
Article III with respect to compliance with the REMIC Provisions, including without limitation, any penalties arising from the Trustee's execution of Tax Returns prepared by the Master Servicer that contain errors or omissions.


        Section 10.03 Designation of REMIC(s).

        As provided in Section 10.03 of the Series Supplement.


                                          ARTICLE XI

                                   MISCELLANEOUS PROVISIONS

        Section 11.01 Amendment.

        (a) This Agreement or any Custodial Agreement may be amended from time to time by the Company, the Master Servicer and the Trustee, without the consent of any of the Certificateholders:

                      (i) to cure any ambiguity,

                      (ii) to correct or  supplement  any  provisions  herein or therein, which may be inconsistent with any other provisions herein or therein or to correct any error,

                      (iii) to modify, eliminate or add to any of its provisions to such extent as shall be necessary or desirable to maintain the qualification of the Trust Fund as a REMIC at all times that any Certificate is outstanding or to avoid or minimize the risk of the imposition of any tax on the Trust Fund pursuant to the Code that would be a claim against the Trust Fund, provided that the Trustee has received an Opinion of Counsel to the effect that (A) such action is necessary or desirable to maintain such qualification or to avoid or minimize the risk of the imposition of any such tax and (B) such action will not adversely affect in any material respect the interests of any Certificateholder,

                      (iv) to change the timing  and/or  nature of deposits into the Custodial Account or the Certificate Account or to change the name in which the Custodial Account is maintained, provided that
               (A) the Certificate Account Deposit Date shall in no event be later than the related Distribution Date, (B) such change shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder and
               (C) such change shall not result in a reduction of the rating assigned to any Class of Certificates below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date, as evidenced by a letter from each Rating Agency to such effect,

                      (v) to  modify,  eliminate  or add  to the  provisions  of
               Section 5.02(f) or any other provision hereof restricting transfer of the Class R Certificates, by virtue of their being the "residual interests" in a REMIC, provided that (A) such change shall not result in reduction of the rating assigned to any such Class of Certificates below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date, as evidenced by a letter from each Rating Agency to such effect, and (B) such change shall not (subject to Section 10.01(f)), as evidenced by an Opinion of Counsel (at the expense of the party seeking so to modify, eliminate or add such provisions), cause any REMIC created hereunder or any of the Certificateholders (other than the transferor) to be subject to a federal tax caused by a transfer to a Person that is not a Permitted Transferee,

                      (vi) to make any other  provisions with respect to matters or questions arising under this Agreement or such Custodial Agreement which shall not be materially inconsistent with the provisions of this Agreement, provided that such action shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder, or

                      (vii) to amend any provision herein or therein that is not material to any of the Certificateholders.

        (b) This Agreement or any Custodial Agreement may also be amended from time to time by the Company, the Master Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66% of the Percentage Interests of each Class of Certificates with a Certificate Principal Balance greater than zero affected thereby for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or such Custodial Agreement or of modifying in any manner the rights of the Holders of Certificates of such Class; provided, however, that no such amendment shall:

                      (i) reduce in any manner the amount of, or delay the timing of, payments which are required to be distributed on any Certificate without the consent of the Holder of such Certificate,

                      (ii) reduce the aforesaid  percentage of  Certificates  of any Class the Holders of which are required to consent to any such amendment, in any such case without the consent of the Holders of all Certificates of such Class then outstanding.

        (c) Notwithstanding any contrary provision of this Agreement, the Trustee shall not consent to any amendment to this Agreement unless it shall have first received an Opinion of Counsel (subject to Section 10.01(f) and at the expense of the party seeking such amendment) to the effect that such amendment or the exercise of any power granted to the Master Servicer, the Company or the Trustee in accordance with such amendment is permitted hereunder and will not result in the imposition of a federal tax on the Trust Fund or cause any REMIC created under the Series Supplement to fail to qualify as a REMIC at any time that any Certificate is outstanding.

        (d) Promptly after the execution of any such amendment the Trustee shall furnish written notification of the substance of such amendment to the Custodian and each Certificateholder. It shall not be necessary for the consent of Certificateholders under this Section 11.01 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable regulations as the Trustee may prescribe.

        (e) The Company shall have the option, in its sole discretion, to obtain and deliver to the Trustee any corporate guaranty, payment obligation, irrevocable letter of credit, surety bond, insurance policy or similar instrument or a reserve fund, or any combination of the foregoing, for the purpose of protecting the Holders of the Class B Certificates against any or all Realized Losses or other shortfalls. Any such instrument or fund shall be held by the Trustee for the benefit of the Class B Certificateholders, but shall not be and shall not be deemed to be under any circumstances included in the Trust Fund. To the extent that any such instrument or fund constitutes a reserve fund for federal income tax purposes, (i) any reserve fund so established shall be an outside reserve fund and not an asset of the Trust Fund, (ii) any such reserve fund shall be owned by the Company, and (iii) amounts transferred by the Trust Fund to any such reserve fund shall be treated as amounts distributed by the Trust Fund to the Company or any successor, all within the meaning of Treasury Regulations Section 1.860G-2(h) as it reads as of the Cut-off Date. In connection with the provision of any such instrument or fund, this Agreement and any provision hereof may be modified, added to, deleted or otherwise amended in any manner that is related or incidental to such instrument or fund or the establishment or administration thereof, such amendment to be made by written instrument executed or consented to by the Company but without the consent of any Certificateholder and without the consent of the Master Servicer or the Trustee being required unless any such amendment would impose any additional obligation on, or otherwise adversely affect the interests of the Senior Certificateholders, the Class M Certificateholders, the Master Servicer or the Trustee, as applicable; provided that the Company obtains (subject to Section 10.01(f)) an Opinion of Counsel (which need not be an opinion of Independent counsel) to the effect that any such amendment will not cause (a) any federal tax to be imposed on the Trust Fund, including without limitation, any federal tax imposed on "prohibited transactions" under Section 860F(a)(1) of the Code or on "contributions after the startup date" under Section 860G(d)(1) of the Code and (b) any REMIC created hereunder to fail to qualify as a REMIC at any time that any Certificate is outstanding. In the event that the Company elects to provide such coverage in the form of a limited guaranty provided by General Motors Acceptance Corporation, the Company may elect that the text of such amendment to this Agreement shall be substantially in the form attached hereto as Exhibit K (in which case Residential Funding's Subordinate Certificate Loss Obligation as described in such exhibit shall be established by Residential Funding's consent to such amendment) and that the limited guaranty shall be executed in the form attached hereto as Exhibit K, with such changes as the Company shall deem to be appropriate; it being understood that the Trustee has reviewed and approved the content of such forms and that the Trustee's consent or approval to the use thereof is not required.

        Section 11.02 Recordation of Agreement; Counterparts.
                      --------------------------------------

        (a) To the extent permitted by applicable law, this Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Master Servicer and at its expense on direction by the Trustee (pursuant to the request of Holders of Certificates entitled to at least 25% of the Voting Rights), but only upon direction accompanied by an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of the Certificateholders.

        (b) For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

        Section 11.03 Limitation on Rights of Certificateholders.
                      ------------------------------------------

        (a) The death or incapacity of any Certificateholder shall not operate to terminate this Agreement or the Trust Fund, nor entitle such Certificateholder's legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding up of the Trust Fund, nor otherwise affect the rights, obligations and liabilities of any of the parties hereto.

        (b) No Certificateholder shall have any right to vote (except as expressly provided herein) or in any manner otherwise control the operation and management of the Trust Fund, or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Certificates, be construed so as to constitute the Certificateholders from time to time as partners or members of an association; nor shall any Certificateholder be under any liability to any third person by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

        (c) No Certificateholder shall have any right by virtue of any provision of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless such Holder previously shall have given to the Trustee a written notice of default and of the continuance thereof, as hereinbefore provided, and unless also the Holders of Certificates of any Class evidencing in the aggregate not less than 25% of the related Percentage Interests of such Class, shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Trustee, for 60 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding it being understood and intended, and being expressly covenanted by each Certificateholder with every other Certificateholder and the Trustee, that no one or more Holders of Certificates of any Class shall have any right in any manner whatever by virtue of any provision of this Agreement to affect, disturb or prejudice the rights of the Holders of any other of such Certificates of such Class or any other Class, or to obtain or seek to obtain priority over or preference to any other such Holder, or to enforce any right under this Agreement, except in the manner herein provided and for the common benefit of

Certificateholders of such Class or all Classes, as the case may be. For the protection and enforcement of the provisions of this Section 11.03, each and every Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

        Section 11.04 Governing Law.

        This agreement and the Certificates shall be governed by and construed in accordance with the laws of the State of New York and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

        Section 11.05 Notices.

        As provided in Section 11.05 of the Series Supplement.

        Section 11.06 Required Notices to Rating Agency and Subservicer.

        The Company, the Master Servicer or the Trustee, as applicable, (i) shall notify each Rating Agency at such time as it is otherwise required pursuant to this Agreement to give notice of the occurrence of, any of the events described in clause (a), (b), (c), (d), (g), (h), (i) or (j) below, (ii) shall notify the Subservicer at such time as it is otherwise required pursuant to this Agreement to give notice of the occurrence of, any of the events described in clause (a), (b), (c)(1), (g)(1), or (i) below, or (iii) provide a copy to each Rating Agency at such time as otherwise required to be delivered pursuant to this Agreement of any of the statements described in clauses (e) and
(f) below:

        (a) a material change or amendment to this Agreement,

        (b) the occurrence of an Event of Default,

        (c) (1) the termination or appointment of a successor Master Servicer or
(2) the termination or appointment of a successor Trustee or a change in the majority ownership of the Trustee,

        (d) the filing of any claim under the Master Servicer's blanket fidelity bond and the errors and omissions insurance policy required by Section 3.12 or the cancellation or modification of coverage under any such instrument,

        (e) the statement required to be delivered to the Holders of each Class of Certificates pursuant to Section 4.03,

        (f) the statements required to be delivered pursuant to Sections 3.18 and 3.19,

        (g) (1) a change in the location of the Custodial Account or (2) a change in the location of the Certificate Account,

        (h) the occurrence of any monthly cash flow shortfall to the Holders of any Class of Certificates resulting from the failure by the Master Servicer to make an Advance pursuant to Section 4.04,

        (i) the occurrence of the Final Distribution Date, and

        (j) the repurchase of or substitution for any Mortgage Loan,

provided, however, that with respect to notice of the occurrence of the events described in clauses (d), (g) or (h) above, the Master Servicer shall provide prompt written notice to each Rating Agency and the Subservicer, if applicable, of any such event known to the Master Servicer.

        Section 11.07 Severability of Provisions.

        If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof.

        Section 11.08 Supplemental Provisions for Resecuritization.
                      --------------------------------------------

        This Agreement may be supplemented by means of the addition of a separate Article hereto (a "Supplemental Article") for the purpose of resecuritizing any of the Certificates issued hereunder, under the following circumstances. With respect to any Class or Classes of Certificates issued hereunder, or any portion of any such Class, as to which the Company or any of its Affiliates (or any designee thereof) is the registered Holder (the "Resecuritized Certificates"), the Company may deposit such Resecuritized Certificates into a new REMIC, grantor trust, FASIT or custodial arrangement (a "Restructuring Vehicle") to be held by the Trustee pursuant to a Supplemental Article. The instrument adopting such Supplemental Article shall be executed by the Company, the Master Servicer and the Trustee; provided, that neither the Master Servicer nor the Trustee shall withhold their consent thereto if their respective interests would not be materially adversely affected thereby. To the extent that the terms of the Supplemental Article do not in any way affect any provisions of this Agreement as to any of the Certificates initially issued hereunder, the adoption of the Supplemental Article shall not constitute an "amendment" of this Agreement.

        Each Supplemental Article shall set forth all necessary provisions relating to the holding of the Resecuritized Certificates by the Trustee, the establishment of the Restructuring Vehicle, the issuing of various classes of new certificates by the Restructuring Vehicle and the distributions to be made thereon, and any other provisions necessary for the purposes thereof. In connection with each Supplemental Article, the Company shall deliver to the Trustee an Opinion of Counsel to the effect that (i) the Restructuring Vehicle will qualify as a REMIC, grantor trust, FASIT or other entity not subject to taxation for federal income tax purposes and (ii) the adoption of the Supplemental Article will not endanger the status of the Trust Fund as a REMIC or (subject to Section 10.01(f)) result in the imposition of a tax upon the Trust Fund (including but not limited to the tax on prohibited transactions as defined in Section 860F(a)(2) of the Code and the tax on contributions to a REMIC as set forth in Section 860G(d) of the Code).

        Section 11.09 Allocation of Voting Rights.

               As provided in Section 11.09 of the Series Supplement.